UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

SEVCON, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-(6) (i) (1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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Dated August 21, 2017

SEVCON, INC.

155 Northboro Road

Southborough, Massachusetts 01772

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

TO THE STOCKHOLDERS OF SEVCON, INC.:

You are cordially invited to attend the special meeting of stockholders of Sevcon, Inc., a Delaware corporation, which we refer to as Sevcon, to be held at 12:00 p.m., Eastern Time, on September 22, 2017, at the offices of Locke Lord LLP, 111 Huntington Avenue at Prudential Center, Boston, Massachusetts.

At the special meeting, you will be asked to consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger (as it may be amended from time to time) dated July 14, 2017, which we refer to as the merger agreement, by and among Sevcon, BorgWarner Inc., which we refer to as Parent, and Slade Merger Sub Inc., which we refer to as Merger Sub, a wholly owned subsidiary of Parent. Under the merger agreement, Merger Sub will merge with and into Sevcon, and Sevcon will become a wholly owned subsidiary of Parent, which we refer to as the merger. Your vote to approve and adopt the merger agreement will also approve the transactions contemplated by the merger agreement, including the merger. You will also be asked to consider and vote on: (i) a proposal to approve and adopt an amendment to Sevcon’s Amended and Restated Certificate of Incorporation, which we refer to as the charter amendment, to provide that, at the effective time of the merger, you will be entitled to receive the consideration provided for in the merger agreement for each share of Series A Convertible Preferred Stock, par value $0.10 per share, which we refer to as Series A preferred stock, you own; (ii) a proposal to adjourn the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve and adopt the merger agreement and/or the charter amendment at the time of the special meeting or in the absence of a quorum; (iii) a proposal to approve by non-binding, advisory vote, compensation that will or may become payable by Sevcon to its named executive officers in connection with the merger; and (iv) such other business as may properly come before the special meeting or any adjournment or postponement thereof.

If the merger is consummated, you will be entitled to receive $22.00 in cash, without interest, less any required withholding, for each share of our common stock, par value $0.10 per share, that you own (unless you do not vote in favor of the adoption of the merger agreement (or consent thereto in writing) and have properly perfected your appraisal rights with respect to such shares). This represents a premium of approximately 61% over the closing share price of our common stock on July 14, 2017, the last trading day before the merger agreement was signed. If the charter amendment also becomes effective, you will be entitled to receive $66.00 in cash, without interest, less any required withholding, for each share of our Series A preferred stock that you own (unless you have properly perfected your appraisal rights with respect to such shares). Each share of Series A preferred stock is convertible into three shares of common stock; accordingly, the per preferred share merger consideration represents the consideration each share of Series A preferred stock would receive on an as-converted basis. Immediately prior to the effective time of the merger, the Board of Directors of Sevcon intends to declare and pay a special dividend on the Series A preferred stock representing the amount of the accrued and unpaid dividends on the Series A preferred stock.

Concurrently with the execution of the merger agreement, Sevcon stockholders Meson Capital LP, Meson Constructive Capital LP and Ryan J. Morris (which we refer to collectively as Meson Capital) and Bassi Holding S.r.l. (which we refer to as Bassi) entered into separate voting and support agreements with Parent, in which such stockholders agreed, on the terms and subject to the conditions set forth in the voting and support agreements, to vote all Sevcon shares owned by them (representing, with respect to Meson Capital, approximately 13.74% of Sevcon’s issued and outstanding common stock and 1.91% of Sevcon’s issued and outstanding Series A preferred stock, based on Amendment No. 4 to the Schedule 13D filed by Meson Capital in respect of its interest in Sevcon on July 21, 2017, and with respect to Bassi, approximately 10.71% of Sevcon’s issued and outstanding common stock, based on the Schedule 13G filed by Bassi in respect of its interest in Sevcon on October 13, 2016) in favor of the adoption of the merger agreement and the charter amendment and the approval of the transactions contemplated by the merger agreement, including the merger, and any other matter to be approved by the stockholders of Sevcon to facilitate such transactions, and not to vote in favor of any alternative transactions.

After consideration of, and based—among other factors—on, the recommendation of a special committee of independent and disinterested directors, the Board of Directors of Sevcon unanimously (i) determined that the merger agreement and the transactions contemplated by the merger agreement, including the merger, and the charter amendment are fair to and in the best interests of Sevcon and its stockholders; (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the merger, and the charter amendment; (iii) recommended that Sevcon’s stockholders approve and adopt the merger agreement and the merger and the charter amendment; and (iv) directed that the approval of the merger and the adoption of the merger agreement and the charter amendment be submitted to Sevcon’s stockholders.

Our Board unanimously recommends that you vote “FOR” each of the proposals to be presented at the special meeting so that we can accomplish this important transaction.

We encourage you to read the enclosed proxy statement and its appendices, including the merger agreement, carefully and in their entirety. You may also obtain more information about Sevcon from documents we file with the Securities and Exchange Commission from time to time.

Your vote is very important, regardless of the number of shares that you own. We cannot consummate the merger unless (i) the proposal to approve and adopt the merger agreement is approved by the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting and (ii) unless Parent and Merger Sub waive the condition to their obligation to close the merger that the charter amendment has become effective, the proposal to approve and adopt the charter amendment is approved by the affirmative vote of (a) a majority of the outstanding shares of our common stock entitled to vote thereon and (b) a majority of the outstanding shares of Series A preferred stock entitled to vote thereon, voting as separate classes. The failure of any stockholder to vote will have the same effect as a vote “AGAINST” the proposal to approve and adopt the merger agreement and “AGAINST” the proposal to approve and adopt the charter amendment. Similarly, if you hold your shares in “street name,” the failure to instruct your broker, bank or other nominee on how to vote your shares will have the same effect as a vote “AGAINST” the proposal to approve and adopt the merger agreement and “AGAINST” the proposal to approve and adopt the charter amendment.

We hope that you will be able to attend the special meeting. However, whether or not you plan to attend in person, please complete, sign, date and return the enclosed proxy card in the postage prepaid envelope provided as promptly as possible. You also may grant your proxy by using the toll-free telephone number, or by accessing the Internet website, specified on your proxy card. If you attend the special meeting and wish to vote in person, you must deliver to our Secretary a written revocation of any proxy you previously submitted, as voting by ballot will not revoke any proxy previously submitted. If you have any questions or need assistance voting your shares, please contact The Proxy Advisory Group, LLC, our proxy solicitor, by calling 1-844-99PROXY (1-844-997-7699) toll-free.

We thank you for your support and appreciate your consideration of this matter.

Sincerely,

President and Chief Executive Officer	Chairman of the Board

The accompanying proxy statement is dated August 21, 2017, and is first being sent to Sevcon’s stockholders on or about August 22, 2017.

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved of the transactions described in this document, including the merger, or determined whether the information contained in this document is accurate or adequate. Any representation to the contrary is a criminal offense.

PLEASE SIGN, DATE AND RETURN

THE ENCLOSED PROXY PROMPTLY

TO SAVE US THE EXPENSE

OF ADDITIONAL SOLICITATION.

DATED AUGUST 21, 2017

SEVCON, INC.

155 Northboro Road

Southborough, Massachusetts 01772

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 22, 2017

TO THE STOCKHOLDERS OF SEVCON, INC.:

Notice is hereby given that a special meeting of stockholders of Sevcon, Inc., a Delaware corporation, will be held at 12:00 p.m., Eastern Time on September 22, 2017, at the offices of Locke Lord LLP, 111 Huntington Avenue at Prudential Center, Boston, Massachusetts, for the following purposes:

1.	To consider and vote on the proposal to approve and adopt the Agreement and Plan of Merger dated July 14, 2017, by and among Sevcon, Inc., BorgWarner Inc., and Slade Merger Sub Inc., as it may be amended from time to time;

2.	To consider and vote on the proposal to approve and adopt the amendment to the Amended and Restated Certificate of Incorporation of Sevcon, Inc. to provide that, at the effective time of the merger, each holder of Series A preferred stock will be entitled to receive the consideration provided for in the merger agreement for each share of Series A preferred stock owned by such holder;

3.	To consider and vote on the proposal to approve one or more adjournments of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve and adopt the merger agreement or the charter amendment at the time of the special meeting or in the absence of a quorum;

4.	To consider and vote on the proposal to approve, by non-binding, advisory vote, compensation that will or may become payable by Sevcon, Inc. to its named executive officers in connection with the merger contemplated by the merger agreement; and

5.	To consider and act upon such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Only stockholders of record as of the close of business on August 15, 2017, are entitled to notice of the special meeting and to vote at the special meeting or at any adjournment or postponement thereof.

Under Delaware law, holders of Sevcon common stock who do not, among other things, vote in favor of the adoption of the merger agreement (or consent thereto in writing) and holders of shares of Series A preferred stock that are outstanding immediately prior to the effective time of the merger, in each case, who are entitled to demand and who properly demand appraisal of such shares, and do not thereafter fail to perfect, effectively withdraw, or otherwise lose their right to appraisal in accordance with Section 262 of the Delaware General Corporation Law, or the DGCL, will have the right to seek appraisal of the fair value of their shares in cash as determined by the Delaware Court of Chancery if the merger is completed, but only if they properly submit a written demand for such an appraisal prior to the vote on the adoption of the merger agreement and strictly comply with all of the applicable requirements of Section 262 of the DGCL, which are summarized in the attached proxy statement and set forth in their entirety in Section 262 of the DGCL, which is reproduced in its entirety in Annex C to the attached proxy statement, and a summary of these provisions can be found under “The Merger—Appraisal Rights” in the accompanying proxy statement. Failure to strictly comply with Section 262 of the DGCL may result in your loss of, or inability to exercise, appraisal rights.

After consideration of, and based—among other factors—upon, the recommendation of a special committee of the Board consisting of independent and disinterested directors, our Board unanimously recommends that you vote (i) “FOR” the proposal to approve and adopt the merger agreement and thereby approve the transactions contemplated by the merger agreement, including the merger; (ii) “FOR” the proposal to approve and adopt the charter amendment; (iii) “FOR” the proposal to approve one or more adjournments of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve and adopt the merger agreement and/or the charter amendment at the time of the special meeting or in the absence of a quorum; and (iv) “FOR” the proposal to approve, by non-binding, advisory vote, compensation that will or may become payable by Sevcon to its named executive officers in connection with the merger.

By Order of the Board of Directors,

Secretary

Dated August 21, 2017

YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING BY MARKING, SIGNING, DATING AND MAILING YOUR PROXY IN THE REPLY ENVELOPE PROVIDED.

YOUR VOTE IS IMPORTANT

Holders of shares of Series A preferred stock will receive a separate proxy card to vote such shares on Proposal 2. If you own shares of Series A preferred stock and shares of common stock, please return BOTH proxy cards.

If your shares are registered directly in your name: If you are a stockholder of record, you may vote your shares by the Internet, by telephone or by mail as described below. Please help us save time and postage costs by voting through the Internet or by telephone. Each method is generally available 24 hours a day and will ensure that your vote is confirmed and posted immediately. To vote:

1.	BY THE INTERNET

a.	Go to the website at www.voteproxy.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on September 21, 2017.

b.	Please have your proxy card available to verify your identity and create an electronic ballot.

c.	Follow the simple instructions provided.

2.	BY TELEPHONE

a.	On a touch-tone telephone, call toll-free 1-800-776-9437 (or 1-718-921-8500 from outside the U.S.), 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on September 21, 2017.

b.	Please have your proxy card available to verify your identity.

c.	Follow the simple instructions provided.

3.	BY MAIL

a.	Mark, sign and date your proxy card.

b.	Return it in the postage-paid envelope provided with this proxy statement.

If your shares are held in the name of a broker, bank or other nominee: As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You have received voting instructions from the organization holding your account and you must follow those instructions to vote your shares. Your broker, bank or other nominee cannot vote on any of the proposals, including the proposal to approve and adopt the merger agreement, without your instructions.

If you fail to return your proxy card, grant your proxy electronically over the Internet or by telephone or vote by ballot in person at the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting. If you hold your shares through a broker, bank or other nominee, you must obtain from the record holder a valid proxy issued in your name in order to vote in person at the special meeting. A stockholder providing a proxy may revoke it at any time before it is exercised by providing written notice of revocation to our Secretary or by providing a proxy of a later date.

We encourage you to read the accompanying proxy statement, including all documents incorporated by reference into the accompanying proxy statement, and its appendices carefully and in their entirety. If you have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of common stock and/or Series A preferred stock, please contact our proxy solicitor:

The Proxy Advisory Group, LLC

1-844-99PROXY (1-844-997-7699)

i

ii

SUMMARY

The following summary highlights selected information in this proxy statement and may not contain all the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of that topic. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under “Where You Can Find More Information” beginning on page 111.

This proxy statement is dated August 21, 2017, and is first being mailed to stockholders of Sevcon, Inc. on or about August 22, 2017.

Parties to the Merger (page 26)

Sevcon, Inc.

155 Northboro Road

Southborough, Massachusetts 01772

(508) 281 5510

Sevcon, Inc., which we refer to as Sevcon, we, us or our is a company which through wholly-owned subsidiaries located in the United States, England, France, Germany, Canada, South Korea, Japan and China, and through an international dealer network, designs and sells, under the Sevcon name, motor controllers for zero emission electric and hybrid vehicles. The controls are used to vary the speed and movement of vehicles, to integrate specialized functions and to optimize the energy consumption of the vehicle’s power source. Through a wholly-owned subsidiary in Italy, the Company also designs, manufactures and sells battery chargers for electric vehicles and power management and uninterrupted power source systems for industrial, medical and telecom applications, as well as electronic instrumentation for battery laboratories. Sevcon’s customers are manufacturers of on and off-road vehicles, including cars, trucks, buses, motorcycles, fork lift trucks, aerial lifts, mining vehicles, airport tractors, sweepers and other electrically powered vehicles. Through another subsidiary located in the United Kingdom, Sevcon manufactures special metalized film capacitors that are used as components in the power electronics, including Sevcon’s new automotive controller families, signaling and audio equipment markets.

See also “Where You Can Find More Information” beginning on page 111.

Our common stock is currently listed on the NASDAQ Capital Market, which we refer to as NASDAQ, under the symbol “SEV.”

BorgWarner Inc.

3850 Hamlin Road

Auburn Hills, Michigan 48326

(248) 754 0872

BorgWarner Inc., a Delaware corporation, which we refer to as BorgWarner or Parent, is a global product leader in clean and efficient technology solutions for combustion, hybrid and electric vehicles. These products help improve vehicle performance, propulsion efficiency, stability and air quality. These products are manufactured and sold worldwide, primarily to original equipment manufacturers of light vehicles (passenger cars, sport-utility vehicles, vans and light trucks). BorgWarner’s products are also sold to other original equipment manufacturers of commercial vehicles (medium-duty trucks, heavy-duty trucks and buses) and off-highway vehicles (agricultural and construction machinery and marine applications). BorgWarner also manufactures and sells its products to certain Tier One vehicle systems suppliers and into the aftermarket for light, commercial and off-highway vehicles. BorgWarner operates manufacturing facilities serving customers in Europe, the Americas, and Asia and is an original equipment supplier to every major automotive original equipment manufacturer in the world.

Slade Merger Sub Inc.

Slade Merger Sub Inc., which we refer to as Merger Sub, is a Delaware corporation and a wholly owned subsidiary of Parent. It was formed solely for the purpose of effecting the merger and the transactions contemplated by the merger agreement, and it has not engaged in any other business.

Certain Effects of the Merger on Sevcon (page 76)

Upon the terms and subject to the conditions of the merger agreement, Merger Sub will merge with and into Sevcon, with Sevcon continuing as the surviving company and a wholly owned subsidiary of Parent. Throughout this proxy statement, we use the term surviving company to refer to Sevcon as the surviving company following the merger. If the merger is consummated, you will not own any shares of the common stock of the surviving company, and if the charter amendment becomes effective, you will not own any shares of Series A Convertible Preferred Stock, par value $0.10 per share, which we refer to as Series A preferred stock, of the surviving company.

The time at which the merger will become effective, which we refer to as the effective time of the merger, will occur upon the filing of the certificate of merger with the Secretary of State of the State of Delaware (or at such later time as we and Parent may agree and specify in the certificate of merger).

Effect on Sevcon if the Merger is Not Completed (page 76)

If the merger agreement is not adopted by Sevcon stockholders or if the merger is not completed for any other reason, Sevcon stockholders will not receive any payment for their shares of common stock or Series A preferred stock. Instead, Sevcon will remain a public company, our common stock will continue to be listed and traded on NASDAQ and registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and we will continue to file periodic reports with the Securities and Exchange Commission, or the SEC. Under specified circumstances, Sevcon may be required to pay Parent or its designee a termination fee or an expense reimbursement amount as described under “The Merger Agreement—Termination Fees and Expense Reimbursement” beginning on page 99.

The Charter Amendment (page 33)

Sevcon has two classes of stock outstanding, common stock and Series A preferred stock. Under the terms of Sevcon’s Amended and Restated Certificate of Incorporation, which we refer to as our charter, related to the Series A preferred stock, the effects of a transaction such as the merger on the Series A preferred stock may not be certain and accordingly, if the Series A preferred stock remains outstanding, the rights of a holder of Series A preferred stock of the surviving company may not be certain. To address the risk of this potential uncertainty, it is a condition to Parent and Merger Sub’s obligation to close the merger that our charter be amended to provide that, at the effective time of the merger, each holder of Series A preferred stock will be entitled to receive the consideration provided for in the merger agreement for each share of Series A preferred stock owned by such holder. This amendment, which we refer to as the charter amendment, requires the affirmative vote of holders of a majority of both the outstanding common stock and the outstanding Series A preferred stock, voting as separate classes. If the charter amendment does not become effective, and Parent waives this condition, the shares of our Series A preferred stock may remain outstanding as securities of the surviving company.

According to Sevcon’s records, stockholders GGCP, Inc., Mario J. Gabelli, Teton Advisors, Inc., Gabelli Funds, LLC, GAMCO Investors, Inc., Associated Capital Group, Inc., GAMCO Asset Management Inc. or Gabelli & Company Investment Advisers, Inc. (which we refer to collectively as GAMCO) collectively beneficially own a majority of the outstanding shares of our Series A preferred stock. Because of GAMCO’s ownership of a majority of our Series A preferred stock, votes of the GAMCO entities in favor of the charter amendment proposal would be necessary to secure stockholder adoption of the charter amendment.

Merger Consideration (page 33)

In the merger, each outstanding share of our common stock (other than (i) shares owned by Parent, Merger Sub or Sevcon or any of their respective subsidiaries, except to the extent held by any such person on behalf of a third party, which we refer to as excluded shares, and (ii) shares held by stockholders who do not vote in favor of the merger and the adoption of the merger agreement and who have properly perfected, and not withdrawn or lost, a demand for appraisal rights under Delaware General Corporation Law, or the DGCL, as of the effective time of the merger, which we refer to as dissenting shares) will be converted automatically into the right to receive $22.00 in cash, without interest and less any applicable withholding taxes, which amount we refer to as the per common share merger consideration. In addition, each share of Series A preferred stock issued and outstanding immediately prior to the effective time (other than excluded shares and dissenting shares) will automatically be converted into the right to receive $66.00 in cash, without interest and less any applicable withholding taxes, which amount we refer to as the per preferred share merger consideration. Each share of Series A preferred stock is convertible into three shares of common stock; accordingly, the per preferred share merger consideration represents the consideration each share of Series A preferred stock would receive on an as-converted basis. Immediately prior to the effective time of the merger, the Board of Directors of Sevcon intends to declare and pay a special dividend on the Series A preferred stock representing the amount of the accrued and unpaid dividends on the Series A preferred stock. All shares converted into the right to receive the per common share merger consideration or per preferred share merger consideration will cease to be outstanding, will be cancelled and cease to exist, and each certificate formerly representing any of such shares (other than excluded shares and dissenting shares) will thereafter represent only the right to receive the per common share merger consideration or the per preferred share merger consideration, as the case may be. As described further in “The Merger Agreement—Exchange and Payment Procedures” beginning on page 78, at or immediately prior to the effective time of the merger, Parent will deposit or cause to be deposited cash sufficient to pay the aggregate per common share merger consideration and the per preferred share merger consideration with a designated paying agent. Shortly after completion of the merger, you will receive a letter of transmittal instructing you to send your stock certificates to the paying agent in order to receive the per common share merger consideration or per preferred share merger consideration for each share of our common stock or Series A preferred stock represented by the stock certificates.

After the merger is completed, you will have the right to receive the per common share merger consideration or per preferred share merger consideration, as the case may be, but you will no longer have any rights as a Sevcon stockholder (except that stockholders who have properly perfected and not withdrawn or lost their demand for appraisal rights would have the right to receive a payment for the “fair value” of their shares as contemplated by Delaware law, as described below under “The Merger—Appraisal Rights” beginning on page 67), nor will you be entitled to receive any shares in Parent or the surviving company.

Treatment of Warrants (page 33)

In 2016, Sevcon issued warrants to purchase 562,000 shares of our common stock at an exercise price of $10.00 per share, which we refer to as the warrants, of which 556,482 remain outstanding as of the date of this proxy statement. Under the terms of the warrants, the effects of a transaction such as the merger on the warrants may not be certain and accordingly, if the warrants remain outstanding, the rights of a holder of warrants of the surviving company may not be certain. To address the risk of this potential uncertainty, it is a condition to Parent and Merger Sub’s obligation to close the merger that each of the holders of outstanding warrants has executed an agreement with Sevcon agreeing to cancel such warrants in exchange for an amount equal to the product of the per common share merger consideration and the number of shares issuable upon exercise of such warrants, less the aggregate exercise price for such warrants, which we refer to as warrant acknowledgement agreements. If Sevcon fails to obtain warrant acknowledgement agreements from holders of all outstanding warrants, and Parent waives this condition, the warrants held by any such holder may remain outstanding as securities of the surviving company. Prior to the date of this proxy statement, holders of all of the outstanding warrants have executed such agreements, and provided that each such agreement remains in full force and effect and is not amended, modified or waived in whole or in part without the prior written consent of Parent, the condition related to the warrant acknowledgement agreements will be satisfied.

Treatment of Equity Awards (page 77)

The merger agreement generally provides for the following treatment of options to purchase shares of Sevcon common stock which are outstanding immediately prior to the effective time of the merger (which we refer to as options) and awards of shares of Sevcon common stock outstanding immediately prior to the effective time of the merger that are subject to forfeiture or other restrictions (which we refer to as restricted stock awards), in each case, granted to our directors, director emeritus, and certain employees under our 1996 Equity Incentive Plan (which we refer to as the equity plan):

Options. At the effective time of the merger, each option will be cancelled and converted into the right to receive, with respect to each share of Sevcon common stock subject to such option, an amount in cash, without interest, equal to the excess, if any, of $22.00 over the applicable per share exercise price of such option, less any applicable withholding taxes, which we refer to as the option payment. Option payments in respect of options that vest in accordance with their terms at the effective time of the merger or that would have vested assuming the holder’s continued employment or service through December 31, 2018, and achievement of any applicable performance-based vesting conditions, including those held by certain of our executive officers, will be paid to the holder promptly following the effective time of the merger. Option payments in respect of options that do not vest in accordance with their terms at the effective time of the merger and that would have vested in accordance with their terms on or after January 1, 2019, assuming the holder’s continued employment or service through the date on which the options are scheduled to become vested and the achievement of performance based vesting conditions, will vest and become payable in accordance with the vesting schedule, terms and conditions applicable to such options immediately prior to the effective time; provided that pro rata option payments may be made in connection with certain qualifying terminations of employment and any performance-based vesting conditions applicable to such options will no longer apply and such options will be subject to service-based vesting only.

Restricted Stock Awards. At the effective time of the merger, each restricted stock award will be converted into the right to receive, with respect to each share of common stock subject to such restricted stock award, an amount in cash, without interest, equal to $22.00, less any applicable withholding taxes, which we refer to as the restricted stock award payment. Restricted stock award payments (or portions thereof) in respect of restricted stock awards (or portions thereof) that vest by their terms at the effective time of the merger or that would have vested assuming the holder’s continued employment or service through December 31, 2018 and achievement of any applicable performance-based vesting conditions, including, in each case, those held by our directors, director emeritus, and certain of our executive officers, will be paid to the holder promptly following the effective time of the merger. Restricted stock award payments (or portions thereof) in respect of restricted stock awards (or portions thereof) that do not vest in accordance with their terms prior to or at the effective time of the merger and that would have vested in accordance with their terms on or after January 1, 2019 assuming the holder’s continued employment or service through the date on which the restricted stock awards (or portions thereof) are scheduled to become vested and the achievement of performance based vesting conditions, will vest and become payable in accordance with the vesting schedule, terms and conditions applicable to such restricted stock awards immediately prior to the effective time; provided that pro rata restricted stock award payments may be made in connection with certain qualifying terminations of employment and any performance-based vesting conditions applicable to such restricted stock awards will no longer apply and such restricted stock awards will be subject to service-based vesting only.

The Special Meeting (page 27)

Date, Time and Place

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Sevcon of proxies to be voted at a special meeting of our stockholders to be held at 12:00 p.m., Eastern Time, on September 22, 2017, at the offices of Locke Lord LLP, 111 Huntington Avenue at Prudential Center, Boston, Massachusetts.

Record Date; Shares Entitled to Vote

You are entitled to vote at the special meeting if you owned shares of our common stock or Series A preferred stock at the close of business on August 15, 2017, the record date for the special meeting. You will have one vote at the special meeting for each share of our common stock or Series A preferred stock you owned at the close of business on the record date.

Purpose

At the special meeting, we will ask our stockholders of record as of the record date to vote on (i) a proposal to approve and adopt the merger agreement and thereby approve the transactions contemplated by the merger agreement, including the merger; (ii) a proposal to approve and adopt the charter amendment; (iii) a proposal to adjourn the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve and adopt the merger agreement and/or the charter amendment at the time of the special meeting or in the absence of a quorum, which we refer to as the adjournment proposal; (iv) to approve, by non-binding, advisory vote, compensation that will or may become payable by Sevcon to its named executive officers in connection with the merger, which we refer to as the executive officer compensation proposal; and (v) such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Quorum

As of the record date, there were 5,693,408 shares of common stock and 421,084 shares of Series A preferred stock outstanding and entitled to be voted at the special meeting. A quorum of stockholders is necessary to hold a special meeting. The holders of a majority of the outstanding shares of common stock as of the record date for the meeting will constitute a quorum, except that with respect to the proposal to approve the charter amendment, the holders of a majority of the outstanding shares of Series A preferred stock as of the record date for the meeting will also be required to constitute a quorum. Accordingly, with respect to each proposal, 2,846,705 shares of common stock must be represented by proxy or by stockholders present and entitled to vote at the special meeting to have a quorum, and with respect to the proposal to adopt the charter amendment, 210,543 shares of Series A preferred stock must also be represented by proxy or by stockholders present and entitled to vote at the special meeting to have a quorum. Because, according to Sevcon’s records, the GAMCO entities own a majority of the Series A preferred stock, the presence at the meeting or representation by proxy of a portion of the GAMCO entities will be required to have a quorum with respect to the charter amendment proposal.

Required Vote

Approval and adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the special meeting. Approval of the charter amendment requires the affirmative vote of (a) a majority of the outstanding shares of common stock entitled to vote at the special meeting and (b) a majority of the outstanding shares of Series A preferred stock entitled to vote at the special meeting, voting as separate classes. Approval of each of the adjournment proposal and the executive officer compensation proposal requires the affirmative vote of a majority of the shares of common stock represented and entitled to vote at the special meeting.

Share Ownership of Our Directors and Executive Officers

As of the close of business on August 15, 2017, the record date, our directors, director emeritus and executive officers beneficially owned and were entitled to vote, in the aggregate, 2,141,887 shares of common stock, representing approximately 37.6% of the outstanding shares of common stock, and 146,568 shares of Series A preferred stock, representing approximately 34.8% of the outstanding shares of Series A preferred stock. Our directors, director emeritus and executive officers have informed us that they currently intend to vote all of their shares of common stock and Series A preferred stock (as applicable) (i) “FOR” the proposal to approve and adopt the merger agreement and thereby approve the transactions contemplated by the merger agreement, including the merger; (ii) “FOR” the proposal to approve and adopt the charter amendment; (iii) “FOR” the adjournment proposal; and (iv) “FOR” the executive officer compensation proposal.

Voting of Proxies

If your shares are registered in your name with our transfer agent, American Stock Transfer and Trust Company, you may cause your shares to be voted by returning a signed proxy card, or you may vote in person at the special meeting. Additionally, you may submit electronically over the Internet or by phone a proxy authorizing the voting of your shares by following the instructions on your proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy electronically over the Internet or by telephone. Based on your proxy cards or Internet or telephone proxies, the proxy holders will vote your shares according to your directions.

If you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the meeting. If your shares are registered in your name, you are encouraged to vote by proxy even if you plan to attend the special meeting in person. If you attend the special meeting and wish to vote in person, you must deliver to our Secretary a written revocation of any proxy you previously submitted, as your vote by ballot will not revoke any proxy previously submitted.

Voting instructions are included on your proxy card. All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in accordance with the instructions of the stockholder. Properly executed proxies that do not contain voting instructions will be voted (i) “FOR” the proposal to approve and adopt the merger agreement and thereby approve the transactions contemplated by the merger agreement, including the merger; (ii) “FOR” the proposal to approve and adopt the charter amendment; (iii) “FOR” the adjournment proposal; and (iv) “FOR” the executive officer compensation proposal.

The failure to submit a proxy or to attend and vote in person at the special meeting or, if you hold your shares in “street name,” the failure to instruct your broker, bank or other nominee on how to vote your shares will have the same effect as a vote “AGAINST” the proposal to approve and adopt the merger agreement and “AGAINST” the proposal to approve and adopt the charter amendment, but will not have any effect on the adjournment proposal or the executive officer compensation proposal.

For both registered stockholders and holders of shares in street name, abstentions will have the same effect as votes “AGAINST” each of the proposals.

Holders of shares of Series A preferred stock will receive a separate proxy card to vote such shares on Proposal 2.

Recommendation of the Board of Directors and Reasons for the Merger (page 45)

Sevcon’s Board of Directors, which we refer to as the Board, after considering various factors described in the section entitled “The Merger—Recommendation of the Board of Directors and Reasons for the Merger,” unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, and the charter amendment are fair to and in the best interests of Sevcon and its stockholders, approved, adopted and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the merger, and the charter amendment, and directed that the approval of the merger and the adoption of the merger agreement and the approval and adoption of the charter amendment be submitted to Sevcon’s stockholders.

The Board unanimously recommends that you vote (i) “FOR” the proposal to approve and adopt the merger agreement and thereby approve the transactions contemplated by the merger agreement, including the merger; (ii) “FOR” the proposal to approve and adopt the charter amendment; (iii) “FOR” the adjournment proposal; and (iv) “FOR” the executive officer compensation proposal.

Fairness Opinion of Financial Advisor (page 49)

In connection with the merger, the Board and the Special Committee received a written opinion from the Special Committee’s financial advisor, Rothschild, to the effect that, as of July 14, 2017, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Rothschild, the $22.00 in cash per share to be paid to the holders of outstanding shares of common stock, par value $0.10 per share, of Sevcon, other than (i) shares of our common stock owned by Sevcon, Parent, Merger Sub or any of their respective subsidiaries and (ii) dissenting shares, pursuant to the merger agreement was fair, from a financial point of view, to such holders of shares of our common stock other than shares of our common stock owned by Sevcon, Parent, Merger Sub or any of their respective subsidiaries and dissenting shares as described under “The Merger—Fairness Opinion of Financial Advisor” beginning on page 49.

The full text of Rothschild’s written opinion dated July 14, 2017, which describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex B and is incorporated into this proxy statement by reference. We encourage you to read this opinion carefully and in its entirety. This summary is qualified in its entirety by reference to the full text of such opinion. Rothschild’s opinion was provided for the benefit of the Board and the Special Committee in connection with their evaluation of the merger. Rothschild’s opinion should not be construed as creating any fiduciary duty on Rothschild’s part to any party. Rothschild’s opinion was limited to the fairness, from a financial point of view, to the holders of outstanding shares of common stock, par value $0.10 per share, of Sevcon, other than shares of our common stock owned by Sevcon, Parent, Merger Sub or any of their respective subsidiaries and dissenting shares, on the date of the opinion, of the $22.00 in cash per share to be paid to such holders pursuant to the merger agreement, and Rothschild expressed no opinion as to any underlying decision that Sevcon may have made to engage in the merger or any alternative transaction, the relative merits of the merger as compared to any alternative transaction or the terms (other than the $22.00 in cash per share to be paid pursuant to the merger agreement to the holders of outstanding shares of common stock of Sevcon, other than shares of our common stock owned by Sevcon, Parent, Merger Sub or any of their respective subsidiaries and dissenting shares, to the extent expressly set forth in the written opinion) of the merger, the merger agreement or any other agreement entered into in connection with the merger. Rothschild’s opinion did not constitute a recommendation to the Board or the Special Committee as to whether to approve the merger or a recommendation as to how any holder of shares of common stock of Sevcon should vote or otherwise act with respect to the merger or any other matter. In addition, Rothschild did not express any opinion or view with respect to (i) the fairness to, or any other consideration of, the holders of any class of securities (other than holders of shares of common stock of Sevcon and then only to the extent expressly set forth in its written opinion) or creditors or other constituencies, including the fairness to, or any other consideration of, the holders of shares of Series A preferred stock, or the holders of the warrants, (ii) the fairness to the holders of shares of common stock of Sevcon of the consideration or other payments to be paid to the holders of shares of Series A preferred stock and the warrants pursuant to the merger, (iii) the fairness to the holders of shares of common stock of Sevcon of the allocation of the total consideration and other payments pursuant to the merger among the holders of shares of common stock of Sevcon, shares of Series A preferred stock and the warrants or (iv) the fairness to the holders of shares of common stock of Sevcon of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Parent or Sevcon, or any class of such persons, whether relative to the $22.00 in cash per share to be paid to the holders of shares of common stock of Sevcon, other than shares of our common stock owned by Sevcon, Parent, Merger Sub or any of their respective subsidiaries and dissenting shares, pursuant to the merger agreement or otherwise.

Interests of the Directors and Executive Officers of Sevcon in the Merger (page 62)

When considering the recommendation of the Board that you vote to approve the proposal to approve and adopt the merger agreement and to approve and adopt the charter amendment, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, your interests as a stockholder. The special committee of the Board, which we refer to as the Special Committee, was aware of these interests and considered them, among other matters, in evaluating and overseeing the negotiation of the merger agreement, and in recommending that the Board approve the merger agreement and the merger. The Board was also aware of these interests in approving the merger agreement and the merger and in recommending that the merger agreement be adopted by the stockholders of Sevcon. These interests include the following:

•	The treatment of outstanding equity awards described under “The Merger Agreement—Treatment of Common and Preferred Stock, Warrants and Stock-Based Awards” beginning on page 77.

•	The entitlement of certain of Sevcon’s executive officers to receive payments and benefits upon certain terminations of employment under their respective service agreements and non-competition and non-solicitation agreements with Sevcon.

•	Continued indemnification and directors’ and officers’ liability insurance to be provided by Parent and the surviving company.

If the proposal to approve and adopt the merger agreement is approved by our stockholders and the merger closes, any shares of Sevcon stock held by our directors and executive officers will be treated in the same manner as outstanding shares of Sevcon stock held by all other Sevcon stockholders entitled to receive the per common or per preferred share merger consideration, respectively, and as applicable.

Financing of the Merger (page 67)

The merger agreement is not subject to any financing contingency. Parent and Merger Sub have informed Sevcon that they expect the funds needed by them in connection with the merger will be derived from a combination of cash on hand and committed financing.

Employee Benefits Matters (page 94)

The merger agreement generally provides for the following treatment with respect to those employees of Sevcon and its subsidiaries who continue to be employed by Parent, the surviving corporation or any of their subsidiaries following the effective time of the merger, which we refer to as the continuing employees:

•	During the period following the effective time of the merger and ending on the earlier of the first anniversary of such time or December 31, 2018 (which we refer to as the continuation period), each continuing employee will receive (i) at least the same base salary, wage rate and cash incentive compensation opportunity as provided immediately before the effective time of the merger, (ii) employee benefits that are no less favorable in the aggregate than those provided immediately before the effective time of the merger (excluding long-term equity incentive opportunities and any defined benefit pension plan), and (iii) long-term equity incentive opportunities that are no less favorable than those provided to similarly situated employees of Parent or its subsidiaries.

•	Each continuing employee who incurs a termination of employment during the continuation period will receive severance payments and benefits that are no less favorable than the severance payments and benefits that such continuing employee was eligible to receive under any applicable severance plan, policy, practice or arrangement sponsored or maintained by Sevcon or its subsidiaries in accordance with the terms of such arrangement as in effect immediately before the date of the merger agreement or, if greater, the severance payments and benefits that are provided to similarly situated employees of Parent and its subsidiaries at the time of such termination.

•	Each continuing employee will receive credit for service with Sevcon or its subsidiaries to the extent such service would be recognized if it had been performed as an employee of Parent for all purposes (including eligibility, vesting and determination of the level of benefits but not for any purpose with respect to defined benefit pension plans or other plans providing for post-employment benefits) under any employee benefit plans maintained by Parent, its subsidiaries or the surviving company in which the continuing employee participates, except where such credit would result in a duplication of benefits. No continuing employee will be retroactively eligible for any employee benefit plan maintained by Parent or any of its subsidiaries, including any such employee benefit plan that was frozen prior to the effective time of the merger.

Appraisal Rights (page 67)

Under the DGCL, holders of Sevcon common stock who do not vote in favor of adoption of the merger agreement (or consent thereto in writing), who are entitled to demand and who properly demand appraisal of such shares, and do not thereafter fail to perfect, effectively withdraw, or otherwise lose their right to appraisal in accordance with Section 262 of the DGCL, will have the right to seek appraisal of the fair value of their shares of Sevcon common stock in cash as determined by the Delaware Court of Chancery in lieu of receiving the per common share merger consideration if the merger is completed, but only if they strictly comply with the procedures and requirements set forth in Section 262 of the DGCL. Any holder of record of shares of Sevcon common stock intending to exercise appraisal rights, among other things, must properly submit a written demand for appraisal to us prior to the taking of the vote on the proposal to adopt the merger agreement, must not vote or otherwise submit a proxy in favor of (or consent in writing to) the proposal to adopt the merger agreement, must continue to hold the shares of Sevcon common stock through the effective time of the merger and must otherwise comply with all of the procedures required by Section 262 of the DGCL. Failure to strictly comply with Section 262 of the DGCL may result in your loss of, or inability to exercise, appraisal rights.

Holders of Series A preferred stock are not entitled to vote on the proposal to adopt the merger agreement, but holders of shares of Series A preferred stock that are outstanding immediately prior to the effective time of the merger who are entitled to demand and who properly demand appraisal of such shares, and do not thereafter fail to perfect, effectively withdraw, or otherwise lose their right to appraisal in accordance with Section 262 of the DGCL, will have the right to seek appraisal of the fair value of their shares of Series A preferred stock in cash as determined by the Delaware Court of Chancery in lieu of receiving the per preferred share merger consideration if the merger is completed, but only if they strictly comply with the procedures and requirements set forth in Section 262 of the DGCL. Any holder of record of shares of Series A preferred stock intending to exercise appraisal rights, among other things, must properly submit a written demand for appraisal to us prior to the vote by the holders of Sevcon common stock on the proposal to adopt the merger agreement, must continue to hold the shares of Series A preferred stock through the effective time of the merger and must otherwise comply precisely with all of the procedures required by Section 262 of the DGCL. Failure to strictly comply with Section 262 of the DGCL may result in your loss of, or inability to exercise, appraisal rights.

Sevcon stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as, or less than the value of the consideration that they would receive under the merger agreement if they did not seek appraisal of their shares.

The DGCL requirements for exercising appraisal rights are described in further detail in this proxy statement, and Section 262 of the DGCL is attached as Annex C to this proxy statement. If you hold your shares of stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal on your behalf by your bank, broker or other nominee.

U.S. Federal Income Tax Consequences of the Merger (page 72)

For U.S. federal income tax purposes, the receipt of cash by a U.S. Holder (as defined under “The Merger—U.S. Federal Income Tax Consequences of the Merger” beginning on page 72) in exchange for such U.S. Holder’s shares of Sevcon common stock or Series A preferred stock in the merger generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the merger and such U.S. Holder’s adjusted tax basis in the shares of common stock or Series A preferred stock, as the case may be, surrendered in the merger. Stockholders should refer to the discussion in the section entitled “The Merger—U.S. Federal Income Tax Consequences of the Merger,” beginning on page 72 and consult their own tax advisors concerning the U.S. federal income tax consequences relating to the merger in light of their particular circumstances and any consequences arising under the laws of any state, local or foreign taxing jurisdiction.

Regulatory Approvals Required for the Merger (page 74)

Under the merger agreement, the merger cannot be completed until the parties have received approval from the Austrian Federal Competition Authority. Sevcon and Parent and its affiliates filed the required Austrian regulatory filing on July 26, 2017. We cannot assure you that an anti-trust or other regulatory challenge to the merger will not be made.

Solicitation of Acquisition Proposals; Board Recommendation Changes (page 87)

The merger agreement provides that from the date of the merger agreement until the earlier of the termination of the merger agreement and the effective time of the merger, we are not permitted to, directly (or indirectly through third parties), solicit, initiate or knowingly encourage, or knowingly induce or facilitate, any inquiry or the making of any proposal that constitutes, would reasonably be expected to lead to, an acquisition proposal from any person, make available non-public information regarding Sevcon or any of its subsidiaries to any person in connection with or in response to an acquisition proposal or any proposal, inquiry or offer that would reasonably be expected to lead to an acquisition proposal, or engage in discussions or negotiations with respect to any acquisition proposal or any proposal, inquiry or offer that would reasonably be expected to lead to an acquisition proposal.

Notwithstanding these restrictions, under certain circumstances, we may, prior to the time the merger agreement is adopted by our stockholders, make available information regarding Sevcon and its subsidiaries with respect to certain unsolicited written acquisition proposals, or engage in discussions or negotiations with a person with respect to certain unsolicited written acquisition proposals.

At any time before the merger agreement is adopted by our stockholders, to the extent that the Board determines in good faith that failure to take such action would be inconsistent with the fiduciary duties of its directors under applicable law, we may terminate the merger agreement to enter into an alternative acquisition agreement (defined as any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement with respect to an acquisition proposal, other than certain confidentiality agreements) with respect to an acquisition proposal that the Board has determined in good faith is a superior proposal (as defined under the merger agreement, see “The Merger Agreement—Solicitation of Acquisition Proposals; Board Recommendation Changes” beginning on page 87), or make an adverse recommendation change (as defined under the merger agreement, see “The Merger Agreement—Solicitation of Acquisition Proposals; Board Recommendation Changes” beginning on page 87) in respect of a superior proposal or an intervening event, so long as we have first complied with certain terms of the merger agreement, including (i) negotiating with Parent in good faith regarding revisions proposed by Parent to the terms of the merger agreement (to the extent Parent desires to negotiate) for a period of three business days, subject, in the case of a superior proposal, to additional two business days negotiation periods if the terms of the superior proposal materially change during such negotiation period and (ii) paying a termination fee to Parent.

Conditions to the Merger (page 95)

The respective obligations of Sevcon, Parent and Merger Sub to consummate the merger are subject to the satisfaction or waiver of certain conditions, including:

•	the adoption of the merger agreement by our stockholders;

•	receipt of the approval of the Austrian Federal Competition Authority; and

•	the absence of any legal prohibitions on the consummation of the merger.

The obligations of Parent and Merger Sub to effect the merger are also subject to the satisfaction or waiver by Parent of certain conditions, including:

•	the adoption of the charter amendment by our stockholders and the effectiveness of the charter amendment;

•	the receipt of warrant acknowledgement agreements from all holders of outstanding warrants;

•	the absence of any legal prohibitions on the consummation of the charter amendment;

•	the absence of a material adverse effect on Sevcon;

•	no more than 10% of the outstanding shares of our common stock and Series A preferred stock (on an as if converted to common stock basis) having exercised appraisal rights; and

•	the accuracy of the representations and warranties of Sevcon and compliance by Sevcon with its respective obligations under the merger agreement.

The obligations of Sevcon to effect the merger are also subject to the satisfaction or waiver by Sevcon of the accuracy of the representations and warranties of Parent and Merger Sub and compliance by Parent and Merger Sub with their respective obligations under the merger agreement.

See “The Merger Agreement—Conditions to the Merger” beginning on page 95.

Termination (page 97)

We and Parent may, by mutual written consent, terminate the merger agreement and abandon the merger at any time prior to the effective time of the merger, whether before or after the adoption of the merger agreement or the charter amendment by our stockholders.

The merger agreement may also be terminated and the merger and charter amendment abandoned at any time prior to the effective time of the merger as follows:

•	by either Parent or Sevcon, if any of a government order merger termination event, stockholder merger vote termination event or an outside date termination event (each, as defined in the section of this proxy statement entitled “The Merger Agreement—Termination” beginning on page 97) has occurred;

•	by Parent, if a Sevcon breach termination event, an adverse recommendation change termination event, stockholder charter amendment vote termination event, quorum failure termination event, warrant termination event, appraisal rights termination event or government order charter amendment termination event (each, as defined in the section of this proxy statement entitled “The Merger Agreement—Termination” beginning on page 97) has occurred; or

•	by Sevcon, if a Parent breach termination event or an alternative acquisition proposal termination event (each, as defined in the section of this proxy statement entitled “The Merger Agreement—Termination” beginning on page 97) has occurred.

Termination Fees and Expense Reimbursement (page 99)

Termination Fees and Expense Reimbursement Payable by Sevcon

In certain circumstances, we may be required to pay Parent a termination fee or expense reimbursement amount if the merger agreement is terminated. The termination fee would be payable in the following circumstances:

•	If (i) an acquisition proposal is made directly to Sevcon’s stockholders or is otherwise publicly disclosed or made directly to or otherwise communicated to GAMCO or their respective affiliates (and is not withdrawn at least two business days prior to the Sevcon stockholders meeting), (ii) the merger agreement is subsequently terminated by Sevcon or Parent pursuant to a stockholder merger vote termination event or by Parent pursuant to a stockholder charter amendment vote termination event, quorum failure termination event or an appraisal rights termination event (provided that more than 20% of the applicable outstanding shares of our common stock and Series A preferred stock (on an as if converted to common stock basis) as of immediately prior to the termination are dissenting shares), and (iii) concurrently with or within 12 months after the date of termination of the merger agreement: (x) Sevcon or any of its subsidiaries enters into a definitive agreement providing for the consummation of an acquisition proposal, (y) our Board or any committee of the Board recommends that Sevcon stockholders vote in favor of or tender into an acquisition proposal that (either within 12 months following the termination of the merger agreement or afterwards) is subsequently consummated or (z) any acquisition proposal is consummated;

•	If (i) the merger agreement is terminated by Parent pursuant to a warrant termination event, (ii) prior to such termination, an acquisition proposal is made directly to Sevcon’s stockholders or is otherwise publicly disclosed (and is not withdrawn at least two business days prior to such termination) or is made directly to or otherwise communicated to any holder of warrants for which Sevcon has not entered into a warrant acknowledgement agreement, and (iii) concurrently within 12 months after the date of any such termination of the merger agreement: (x) Sevcon or any of its subsidiaries enters into a definitive agreement providing for the consummation of an acquisition proposal, (y) our Board or any committee of the Board recommends that Sevcon stockholders vote in favor of or tender into an acquisition proposal (either within 12 months following the termination of the merger or afterwards) is subsequently consummated or (z) any acquisition proposal is consummated;

•	If (i) an acquisition proposal is made directly to Sevcon’s stockholders or otherwise publicly disclosed or otherwise communicated to Sevcon, the Board or any committee thereof (and is not withdrawn prior to the termination of the merger agreement), and (ii) the merger agreement is thereafter terminated by Sevcon or Parent pursuant to an outside date termination event, and at the time of such termination any of the stockholder merger approval condition, the stockholder charter amendment approval condition or the warrant condition (each, as defined in the section of this proxy statement entitled “The Merger Agreement—Conditions to the Merger” beginning on page 95) have not been satisfied or waived, and (iii) concurrently with or within 12 months after the date of any such termination of the merger agreement, (x) Sevcon or any of its subsidiaries enters into a definitive agreement providing for the consummation of an acquisition proposal, (y) the Board recommends that Sevcon stockholders vote in favor of or tender into an acquisition proposal that (either within 12 months following the termination of the merger or afterwards) is subsequently consummated or (z) any acquisition proposal is consummated;

•	If the merger agreement is terminated by Parent due to an adverse recommendation change termination event; or

•	If the merger agreement is terminated by Sevcon due to an alternative acquisition proposal termination event.

In the case of the first, second and third bullets above, we must promptly pay Parent the termination fee concurrently with the entry by Sevcon or any of its subsidiaries into an alternative acquisition agreement with respect to, or upon consummation of, an acquisition proposal meeting the conditions specified in those bullets (substituting “50%” for “15%” and “85%” in the definition of acquisition proposal), whether or not such acquisition proposal is the same acquisition proposal referred to in the first, second or third bullet above.

In the case of the fourth bullet above, we must promptly pay Parent the termination fee no later than two business days after the date of the termination of the merger agreement.

In the case of the fifth bullet above, we must promptly pay Parent the termination fee prior to or concurrently with, and as a condition to, the termination of the merger agreement.

The termination fee is a cash amount equal to $4,800,000, except if the merger agreement has been validly terminated:

•	by Sevcon pursuant to an alternative acquisition proposal termination event with respect to an acquisition proposal that the Board has determined is a superior proposal at or before 11:59 p.m., Chicago Time, on August 31, 2017, which time we refer to as the tier 1 fee deadline, or an acquisition proposal that is determined by the Board to be a superior proposal after the tier 1 fee deadline that reflects modifications as a result of Sevcon’s compliance with Parent’s match rights to an acquisition proposal that the Board has determined is a superior proposal at or before the tier 1 fee deadline; or

•	by Parent pursuant to an adverse recommendation change termination event in connection with an adverse recommendation change effected by the Board in connection with an acquisition proposal that the Board has determined at or before the tier 1 fee deadline is a superior proposal (or an acquisition proposal that is determined by the Board to be a superior proposal after the tier 1 fee deadline that reflects modifications as a result of Sevcon’s compliance with Parent’s match rights to an acquisition proposal that the Board has determined is a superior proposal at or before the tier 1 fee deadline);

in which case the termination fee is a cash amount equal to $1,600,000.

The expense reimbursement amount would be payable if the merger agreement is terminated by Sevcon or Parent pursuant to the stockholder merger vote termination event or by the Parent pursuant to the stockholder charter amendment termination event, quorum failure termination event, the appraisal rights termination event or the warrant termination event. We must promptly pay Parent the expense reimbursement amount no later than two business days after the date of the termination of the merger agreement.

The expense reimbursement amount is a cash amount equal to $2,400,000.

Expenses (page 100)

All fees and expenses incurred in connection with the merger agreement, the merger and the other transactions contemplated by the merger agreement will be borne and timely paid by the party incurring such fees or expenses, whether or not the merger is consummated.

Market Prices and Dividend Data (page 108)

Our common stock is listed on NASDAQ under the symbol “SEV.” On July 14, 2017, the last trading day before the public announcement of the execution of the merger agreement, the closing price of our common stock on NASDAQ was $13.69 per share. On August 18, 2017, the latest practicable trading day before the printing of this proxy statement, the closing price of our common stock on NASDAQ was $21.88 per share.

Questions and Additional Information

If you have any questions concerning the merger, the special meeting or the proxy statement or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor:

The Proxy Advisory Group, LLC

1-844-99PROXY (1-844-997-7699)

Brokers and banks may call 1-212-616-2180.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers are intended to address briefly some commonly asked questions regarding the merger, the merger agreement, the charter amendment and the special meeting. These questions and answers may not address all questions that may be important to you as a stockholder of Sevcon. Please refer to the “Summary” and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents incorporated by reference or referred to in this proxy statement, which you should read carefully and in their entirety.

Q:	Why am I receiving these materials?

A:	The Board is furnishing this proxy statement and form of proxy card to the holders of Sevcon common stock and Series A preferred stock in connection with the solicitation of proxies to be voted at a special meeting of stockholders or at any adjournments or postponements of the special meeting.

Q:	When and where is the special meeting?

A:	The special meeting will take place at 12:00 p.m., Eastern Time, on September 22, 2017, at the offices of Locke Lord LLP, 111 Huntington Avenue at Prudential Center, Boston, Massachusetts.

Q:	Who is entitled to vote at the special meeting?

A:	Only holders of record of our common stock and Series A preferred stock at the close of business on August 15, 2017, will be entitled to notice of, and to vote at, the special meeting. On August 15, 2017, there were 5,693,408 shares of common stock outstanding and 421,084 shares of Series A preferred stock outstanding. Each outstanding share as of the close of business on that date entitles its holder to one vote, in person or by proxy, on each matter to be voted on by the respective class of shares at the special meeting.

Q:	May I attend the special meeting and vote in person?

A:	Yes. All stockholders as of the record date may attend the special meeting and vote in person. Seating will be limited. Stockholders will need to present proof of ownership of their Sevcon shares, such as a bank or brokerage account statement, and a form of personal identification to be admitted to the special meeting. If you hold your shares in “street name,” because you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you obtain and present a valid proxy from your broker, bank or other nominee. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the special meeting. Even if you plan to attend the special meeting in person, we encourage you to complete, sign, date and return the enclosed proxy or vote electronically over the Internet or via telephone to ensure that your shares will be represented at the special meeting. If you attend the special meeting and wish to vote in person, you must deliver to our Secretary a written revocation of any proxy you previously submitted, as your vote by ballot will not revoke any proxy previously submitted.

Q:	What am I being asked to vote on at the special meeting?

A:	You are being asked to consider and vote on the following proposals:

•	To approve and adopt the merger agreement, pursuant to which Merger Sub will merge with and into Sevcon, and Sevcon will become a wholly owned subsidiary of Parent;

•	To approve and adopt the amendment to our charter to provide that, at the effective time of the merger, each holder of Series A preferred stock will be entitled to receive the consideration provided for in the merger agreement for each share of Series A preferred stock owned by such holder;

•	To approve one or more adjournments of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve and adopt the merger agreement or the charter amendment at the time of the special meeting or if a quorum is not present;

•	To approve, by non-binding, advisory vote, compensation that will or may become payable by Sevcon to its named executive officers in connection with the merger; and

•	Such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Q:	What is the proposed merger and what effects will it have on Sevcon?

A:	The proposed merger is the acquisition of Sevcon by Parent pursuant to the merger agreement. If the proposal to approve and adopt the merger agreement is approved by the holders of common stock, the proposal to approve the charter amendment is approved by the holders of common stock and Series A preferred stock, voting as separate classes, or the charter amendment condition is waived by Parent, and the other closing conditions under the merger agreement have been satisfied or waived, Merger Sub will merge with and into Sevcon, with Sevcon continuing as the surviving company. As a result of the merger, Sevcon will become a wholly owned subsidiary of Parent. Sevcon will cooperate with Parent to delist our common stock from NASDAQ and terminate our registration under the Exchange Act, after which we will no longer be a publicly traded company and will no longer file periodic reports with the SEC. If the merger is consummated, you will not own any shares of the capital stock of the surviving company, and if the charter amendment becomes effective, you will not own any shares of Series A preferred stock of the surviving company.

Q:	What is the purpose of the charter amendment?

A:	In addition to our common stock, Sevcon has outstanding shares of Series A preferred stock. Under the terms of our charter related to the Series A preferred stock, the effects of a transaction such as the merger on the Series A preferred stock may not be certain and accordingly if the Series A preferred stock remains outstanding, the rights of a holder of Series A preferred stock of the surviving company may not be certain. To address the risk of this potential uncertainty, it is a condition to Parent and Merger Sub’s obligation to close the merger that our charter be amended to provide that, at the effective time of the merger, each holder of Series A preferred stock will be entitled to receive the consideration provided for under the merger agreement for each share of Series A preferred stock owned by such holder. Each share of Series A preferred stock is convertible into three shares of common stock; accordingly, the per preferred share merger consideration represents the consideration each share of Series A preferred stock would receive on an as-converted basis. The charter amendment requires the affirmative vote of holders of a majority of both the outstanding common stock and the outstanding Series A preferred, voting as separate classes. If the charter amendment does not become effective, and Parent waives this condition, the shares of our Series A preferred stock may remain outstanding as securities of the surviving company.

According to Sevcon’s records, GAMCO collectively beneficially owns a majority of the outstanding shares of our Series A preferred stock. Accordingly, votes of the GAMCO entities in favor of the charter amendment proposal would be necessary to secure stockholder adoption of the charter amendment.

Q:	What will I receive if the merger is completed?

A:

Upon completion of the merger, (i) holders of our common stock will be entitled to receive the per common share merger consideration of $22.00 in cash, without interest and less any applicable withholding taxes, for each share of common stock that they own, unless such holder does not vote in favor of the merger and has properly perfected and not withdrawn or lost its appraisal rights under DGCL with respect to such shares. If the charter amendment has become effective, holders of Series A preferred stock will be entitled to receive the per preferred share merger consideration of $66.00 in cash, without interest and less any applicable withholding taxes, for each share of Series A preferred stock owned. For example, if you own 100 shares of common stock, you will receive $2,200.00 in cash in exchange for your shares of common stock, less any applicable withholding taxes. In either case, you will not own shares of common stock in the surviving company, and if the charter amendment becomes effective, you will not own any shares of Series A preferred stock in the surviving company, unless Parent waives the condition to its obligation to close the merger that the charter amendment has become effective.

Q:	How does the merger consideration compare to the market price of Sevcon common stock prior to the public announcement of the merger agreement?

A:	The per common share merger consideration represents a premium of approximately 61% over the closing share price of $13.69 on July 14, 2017, the last trading day before the public announcement that Sevcon entered into the merger agreement.

Q:	How was the per preferred share merger consideration calculated?

A:	Because each share of Series A preferred stock is convertible into three shares of common stock, the per preferred share merger consideration is three times the per common share merger consideration. Immediately prior to the effective time of the merger, the Board of Directors of Sevcon intends to declare and pay a special dividend on the Series A preferred stock representing the amount of the accrued and unpaid dividends on the Series A preferred stock.

Q:	Why am I being asked to consider and vote on a proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Sevcon’s named executive officers in connection with the merger?

A:	Under SEC rules, we are required to seek a non-binding, advisory vote with respect to the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger, or “golden parachute” compensation.

Q:	What will happen if Sevcon’s stockholders do not approve the golden parachute compensation?

A:	Approval of the compensation that may be paid or become payable to Sevcon’s named executive officers that is based on or otherwise relates to the merger is not a condition to completion of the merger. The vote is an advisory vote and will not be binding on Sevcon or the surviving corporation in the merger. Because the merger-related compensation to be paid to the named executive officers in connection with the merger is based on contractual arrangements with the named executive officers, such compensation may be payable, regardless of the outcome of this advisory vote, if the merger agreement is adopted (subject only to the contractual obligations applicable thereto).

Q:	What do I need to do now?

A:	We encourage you to read this proxy statement, the appendices to this proxy statement, including the merger agreement and the documents we refer to in this proxy statement, carefully and then complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone, so that your shares can be voted at the special meeting.

If you hold your shares in “street name,” please refer to the voting instruction form provided by your broker, bank or other nominee to vote your shares.

Q:	Should I send in my stock certificates now?

A:

No. After the merger is completed, under the terms of the merger agreement, you will receive a letter of transmittal instructing you how to send your stock certificates to the paying agent in order to receive the cash payment of the per share merger consideration for each share of our common stock or Series A preferred stock represented by the stock certificates. You must use the letter of transmittal to exchange your stock certificates for the cash payment to which you are entitled upon completion of the merger. Please do not send in your stock certificates now.

Q:	What happens if I sell or otherwise transfer my shares of Sevcon common stock or Series A preferred stock after the record date but before the special meeting?

A:	The record date for the special meeting is earlier than the date of the special meeting and the date the merger is expected to be completed. If you sell or transfer your shares of our common stock or Series A preferred stock after the record date but before the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares and each of you notifies Sevcon in writing of such special arrangements, you will transfer the right to receive the per-share merger consideration, if the merger is completed, to the person to whom you sell or transfer your shares of our common stock or Series A preferred stock, but you will retain your right to vote these shares at the special meeting. Even if you sell or otherwise transfer your shares of common stock or Series A preferred stock after the record date, we encourage you to complete, date, sign and return the enclosed proxy or vote via the Internet or telephone.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:	The Board is soliciting your proxy, and Sevcon will bear the cost of this solicitation of proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of our common stock and Series A preferred stock.

We have retained The Proxy Advisory Group, LLC, a proxy solicitation firm, to solicit proxies and provide related advice and informational support in connection with the special meeting for a services fee, plus customary disbursements, which are not expected to exceed $15,000 in total. Proxies may be solicited by mail, personal interview, e-mail, telephone, facsimile or via the Internet by The Proxy Advisory Group, LLC or, without additional compensation, by certain of Sevcon’s directors, officers and employees.

Q:	How does Sevcon’s Board of Directors recommend that I vote?

A:	The Board unanimously recommends that you vote (i) “FOR” the proposal to approve and adopt the merger agreement and thereby approve the transactions contemplated by the merger agreement, including the merger; (ii) “FOR” the proposal to approve and adopt the charter amendment; (iii) “FOR” the adjournment proposal; and (iv) “FOR” the executive officer compensation proposal.

Q:	What happens if the merger is not completed?

A:	If the merger agreement is not adopted by Sevcon stockholders or if the merger is not consummated for any other reason, Sevcon stockholders will not receive any payment for their shares of common stock or Series A preferred stock. Instead, Sevcon will remain a public company, the common stock will continue to be listed and traded on NASDAQ and registered under the Exchange Act and we will continue to file periodic reports with the SEC.

Under specified circumstances, Sevcon may be required to pay Parent or its designee a termination fee or expense reimbursement amount upon the termination of the merger agreement as described under “The Merger Agreement—Termination Fees and Expense Reimbursement” beginning on page 99.

Q:	What happens if the charter amendment does not become effective?

A:

Under the terms of our charter related to the Series A preferred stock, the effects of a transaction such as the merger on the Series A preferred stock may not be certain and accordingly if the Series A preferred stock remains outstanding, the rights of a holder of Series A preferred stock of the surviving company may not be certain. To address the risk of this potential uncertainty, it is a condition to Parent and Merger Sub’s obligation to close the merger that our charter be amended to provide that, at the effective time of the merger, each holder of Series A preferred stock will be entitled to receive the consideration provided for under the merger agreement for each share of Series A preferred stock owned by such holder. If the charter amendment does not become effective and Parent does not waive this condition, the merger will not be consummated and Sevcon stockholders will not receive any payment for their shares of common stock or Series A preferred stock. Instead, Sevcon will remain a public company, the common stock will continue to be listed and traded on NASDAQ and registered under the Exchange Act and we will continue to file periodic reports with the SEC.

Under specified circumstances, Sevcon may be required to pay Parent or its designee a termination fee or expense reimbursement amount upon the termination of the merger agreement in connection with the failure of the charter amendment to become effective as described under “The Merger Agreement—Termination Fees and Expense Reimbursement” beginning on page 99.

Q:	Do any of Sevcon’s directors or officers have interests in the merger that may differ from those of Sevcon stockholders generally?

A:	In considering the recommendation of the Board that stockholders approve and adopt the merger agreement and the charter amendment, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, your interests as a stockholder. The Special Committee was aware of these interests and considered them, among other matters, in evaluating and overseeing the negotiation of the merger agreement and in recommending that the Board approve the merger agreement and the merger. The Board was also aware of these interests in approving the merger agreement and the merger and in recommending that the merger agreement be adopted by Sevcon’s stockholders. For a description of the interests of our directors and executive officers in the merger, see “The Merger—Interests of the Directors and Executive Officers of Sevcon in the Merger” beginning on page 62.

Q:	What vote is required to approve and adopt the merger agreement?

A:	The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting is required to approve the proposal to approve and adopt the merger agreement. Holders of shares of Series A preferred stock, as such, are not entitled to vote on the proposal to approve and adopt the merger agreement.

Q:	What vote is required to approve and adopt the charter amendment?

A:	The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote at the special meeting and a majority of the outstanding shares of our Series A preferred stock entitled to vote at the special meeting, voting as separate classes, is required to approve the proposal to approve and adopt the charter amendment.

Q:	What vote is required to approve the adjournment proposal and the executive officer compensation proposal?

A:	Approval of each of the adjournment proposal and the executive officer compensation proposal requires the affirmative vote of a majority of the voting power of all shares of our common stock represented at the special meeting, either in person or by proxy, and entitled to vote at the special meeting. Holders of shares of Series A preferred stock, as such, are not entitled to vote on these proposals.

Q:	What happens if I do not vote or do not instruct my broker or bank how to vote?

A:	The failure of any stockholder of record to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote in person by ballot at the special meeting will have the same effect as a vote “AGAINST” the proposal to approve and adopt the merger agreement or the proposal to approve the charter amendment. If you hold your shares in “street name,” the failure to instruct your broker, bank or other nominee on how to vote your shares will result in a broker non-vote and will have the same effect as a vote “AGAINST” the proposal to approve and adopt the merger agreement or the proposal to approve the charter amendment. Abstentions will have the same effect as a vote “AGAINST” the proposal to approve and adopt the merger agreement or the proposal to approve the charter amendment. With respect to the adjournment proposal or the executive officer compensation proposal, the failure to submit a valid proxy or to instruct your broker, bank or other nominee on how to vote will not affect the vote, but an abstention will have the same effect as a vote “AGAINST” such proposal.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of common stock with respect to each of the proposals and one vote for each share of Series A preferred stock with respect to the proposal to approve the charter amendment, in each case held of record as of the record date, August 15, 2017. As of close of business on the record date, there were 5,693,408 outstanding shares of common stock and 421,084 outstanding shares of Series A preferred stock.

Q:	What is a quorum?

A:	The holders of a majority of the outstanding shares of common stock as of the record date for the meeting will constitute a quorum, except that with respect to the proposal to approve the charter amendment, the holders of a majority of the outstanding shares of Series A preferred stock as of the record date for the meeting will also be required to constitute a quorum. Because, according to Sevcon’s records, the GAMCO entities own a majority of the Series A preferred stock, the presence at the meeting or representation by proxy of a portion of the GAMCO entities will be required to have a quorum with respect to the charter amendment proposal. If you are a record holder of shares of common stock or Series A preferred stock as of the close of business on August 15, 2017, and you submit a proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the meeting for the purpose of determining the presence of a quorum. If your shares are held in an account by a broker, bank or other nominee and you do not provide voting instructions with respect to your shares, your shares will not be considered present and entitled to vote for the purpose of determining a quorum; however, if you provide voting instructions and your bank, broker, or other nominee submits a proxy for your shares, your shares will count towards a quorum.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, to be the “stockholder of record.” In this case, this proxy statement and your proxy card have been sent directly to you by Sevcon.

If your shares are held through a broker, bank or other nominee, you are considered the “beneficial owner” of the shares of Sevcon stock held in “street name.” In that case, this proxy statement has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by following their instructions for voting. You are also invited to attend the special meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and present at the meeting a valid proxy from your broker, bank or other nominee.

Q:	How may I vote?

A:	If you are a stockholder of record (that is, if your shares of stock are registered in your name with American Stock Transfer and Trust Company, our transfer agent), there are four ways to vote:

•	Attend the special meeting and voting in person by ballot;

•	Via the Internet at the address on your proxy card;

•	Call toll-free (within the U.S. or Canada) at the phone number on your proxy card; or

•	Complete, date, sign and return the enclosed proxy card in the accompanying prepaid reply envelope.

A control number, located on your proxy card, is designed to verify your identity and allow you to vote your shares of stock, and to confirm that your voting instructions have been properly recorded when voting electronically over the Internet or by telephone. Please be aware that, although there is no charge for voting your shares, if you vote electronically over the Internet or by telephone, you may incur costs such as telephone and Internet access charges for which you will be responsible.

Even if you plan to attend the special meeting in person, you are strongly encouraged to vote your shares of stock by proxy. If you are a record holder or if you obtain a valid proxy to vote shares which you beneficially own, you may still vote your shares of stock in person at the special meeting if you deliver to our Secretary a written revocation of any proxy you previously submitted.

If your shares are held in “street name” through a broker, bank or other nominee, you may vote through your broker, bank or other nominee by completing and returning the voting form provided by your broker, bank or other nominee, or electronically over the Internet or by telephone through your broker, bank or other nominee if such a service is provided. To vote via the Internet or via telephone through your broker, bank or other nominee, you should follow the instructions on the voting form provided by your broker, bank or nominee.

Q:	If my broker holds my shares in “street name,” will my broker vote my shares for me?

A:	Not without your direction. Your broker, bank or other nominee will only be permitted to vote your shares on any proposal if you instruct your broker, bank or other nominee how to vote. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposals in this proxy statement are considered non-routine matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. Therefore, it is important that you instruct your broker, bank or nominee on how you wish to vote your shares.

You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares of Sevcon stock. Without instructions, a broker non-vote will result, and your shares will not be voted. A broker non-vote will have the same effect as if you voted against the proposals to approve and adopt the merger agreement and to approve and adopt the charter amendment, but will have no effect on the adjournment proposal or the executive officer compensation proposal.

Q:	May I change my vote after I have mailed my signed proxy card or otherwise submitted my vote by proxy?

A:	Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:

•	Submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy;

•	Delivering a written notice of revocation to our Secretary;

•	Signing another proxy card with a later date and returning it to us prior to the special meeting; or

•	Attending the special meeting, revoking your proxy by delivering notice of revocation to our Secretary, and voting in person.

If you hold your shares of common stock in “street name,” you should contact your broker, bank or other nominee for instructions regarding how to change your vote. You may also vote in person at the special meeting if you obtain and present at the meeting a valid proxy from your broker, bank or other nominee.

Q:	What is a proxy?

A:	A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of Sevcon common stock. The written document describing the matters to be considered and voted on at the special meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of Sevcon common stock is called a “proxy card.” The Board has designated David R. A. Steadman, a member of the Board, Paul N. Farquhar, Sevcon’s Vice President and Chief Financial Officer, and Matthew C. Dallett, Secretary of the Company, and each of them, with full power of substitution, as proxies for the special meeting.

Q:	If a stockholder gives a proxy, how are the shares voted?

A:	Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, your proxies, will vote your shares in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your shares should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the special meeting.

If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted (i) “FOR” the proposal to approve and adopt the merger agreement and thereby approve the transactions contemplated by the merger agreement, including the merger; (ii) “FOR” the proposal to approve and adopt the charter amendment; (iii) “FOR” the adjournment proposal; and (iv) “FOR” the executive officer compensation proposal.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, date, sign and return (or vote via the Internet or telephone with respect to) each proxy card and voting instruction card that you receive.

Q:	Where can I find the voting results of the special meeting?

A:	Sevcon intends to announce preliminary voting results at the special meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the special meeting. All reports that Sevcon files with the SEC are publicly available when filed. See “Where You Can Find More Information” beginning on page 111 of this proxy statement.

Q:	Will I be subject to U.S. federal income tax upon the exchange of Sevcon stock for cash pursuant to the merger?

A:

If you are a U.S. Holder (as defined under “The Merger—U.S. Federal Income Tax Consequences of the Merger” beginning on page 72), the exchange of Sevcon common stock or Series A preferred stock for cash pursuant to the merger generally will require you to recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash you received pursuant to the merger and your adjusted tax basis in the shares of stock surrendered pursuant to the merger.

You should consult your own tax advisor to determine the U.S. federal income tax consequences of the merger to you in light of your own particular circumstances and any consequences arising under the laws of any state, local or foreign taxing jurisdiction. A more complete description of certain U.S. federal income tax consequences of the merger is provided under “The Merger—U.S. Federal Income Tax Consequences of the Merger” beginning on page 72 of this proxy statement.

Q:	If I hold warrants to purchase Sevcon common stock, how will they be treated?

A:	Under the terms of the warrants, the effects of a transaction such as the merger on the warrants may not be certain and accordingly, if the warrants remain outstanding, the rights of a holder of warrants of the surviving company may not be certain. To address the risk of this potential uncertainty, it is a condition to Parent and Merger Sub’s obligation to close the merger that each of the holders of outstanding warrants has executed a warrant acknowledgement agreement with Sevcon agreeing to cancel such warrants in exchange for an amount equal to the product of the per common share merger consideration and the number of shares issuable upon exercise of such warrants, less the aggregate exercise price for such warrants. If Sevcon fails to obtain warrant acknowledgement agreements from holders of all outstanding warrants, and Parent waives this condition, the warrants held by any such holder may remain outstanding as securities of the surviving company. If all of the holders of outstanding warrants do not execute a warrant acknowledgement agreement and Parent does not waive this condition, the merger will not be consummated and neither Sevcon stockholders nor warrantholders will receive any payment for their securities. Instead, Sevcon will remain a public company, the common stock will continue to be listed and traded on NASDAQ and registered under the Exchange Act and we will continue to file periodic reports with the SEC. Prior to the date of this proxy statement, holders of all of the outstanding warrants have executed such agreements, and provided that each such agreement remains in full force and effect and is not amended, modified or waived in whole or in part without the prior written consent of Parent, the condition related to the warrant acknowledgement agreements will be satisfied.

Under specified circumstances, Sevcon may be required to pay Parent or its designee a termination fee or expense reimbursement amount upon the termination of the merger agreement in connection with the failure of the Company to obtain warrant acknowledgement agreements from holders of all outstanding warrants as described under “The Merger Agreement—Termination Fees and Expense Reimbursement” beginning on page 99.

Q:	What will the holders of Sevcon stock options and restricted stock receive in the merger?

A:	Options. At the effective time of the merger, each option will be cancelled and converted into the right to receive, with respect to each share of Sevcon common stock subject to such option, an amount in cash, without interest, equal to the excess, if any, of $22.00 over the applicable per share exercise price of such option, less any applicable withholding taxes. Option payments in respect of options that vest in accordance with their terms at the effective time of the merger or that would have vested assuming the holder’s continued employment or service through December 31, 2018, and achievement of any applicable performance-based vesting conditions, including those held by certain of our executive officers, will be paid to the holder promptly following the effective time of the merger. Option payments in respect of options that do not vest in accordance with their terms at the effective time of the merger and that would have vested in accordance with their terms on or after January 1, 2019, assuming the holder’s continued employment or service through the date on which the options are scheduled to become vested and the achievement of performance based vesting conditions will vest and become payable in accordance with the vesting schedule, terms and conditions applicable to such options immediately prior to the effective time; provided that pro rata option payments may be made in connection with certain qualifying terminations of employment and any performance-based vesting conditions applicable to such options will no longer apply and such options will be subject to service-based vesting only.

Restricted Stock Awards. At the effective time of the merger, each restricted stock award will be converted into the right to receive, with respect to each share of common stock subject to such restricted stock award, an amount in cash, without interest, equal to $22.00, less any applicable withholding taxes. Restricted stock award payments (or portions thereof) in respect of restricted stock awards (or portions thereof) that vest by their terms at the effective time of the merger or that would have vested assuming the holder’s continued employment or service through December 31, 2018 and achievement of any applicable performance-based vesting conditions, including, in each case, those held by our directors, director emeritus, and certain of our executive officers, will be paid to the holder promptly following the effective time of the merger. Restricted stock award payments (or portions thereof) in respect of restricted stock awards (or portions thereof) that do not vest in accordance with their terms prior to or at the effective time of the merger and that would have vested in accordance with their terms on or after January 1, 2019 assuming the holder’s continued employment or service through the date on which the restricted stock awards (or portions thereof) are scheduled to become vested and the achievement of performance based vesting conditions will vest and become payable in accordance with the vesting schedule, terms and conditions applicable to such restricted stock awards immediately prior to the effective time; provided that pro rata restricted stock award payments may be made in connection with certain qualifying terminations of employment and any performance-based vesting conditions applicable to such restricted stock awards will no longer apply and such restricted stock awards will be subject to service-based vesting only.

Q:	When do you expect the merger to be completed?

A:	We anticipate that the merger will be completed in the third or fourth calendar quarter of 2017, assuming satisfaction or waiver of all of the conditions to the merger. However, the merger is subject to the satisfaction or waiver of various conditions, and it is possible that factors outside the control of Sevcon and Parent could result in the merger being completed at a later time or not at all.

Q:	Am I entitled to exercise appraisal rights instead of receiving the merger consideration for my shares of Sevcon common stock or Series A preferred stock?

A:	Holders of Sevcon common stock and Series A preferred stock are entitled to appraisal rights under Section 262 of the DGCL so long as they follow the procedures precisely and satisfy the conditions set forth in Section 262 of the DGCL. See “The Merger—Appraisal Rights” beginning on page 67. In addition, the Section 262 of the DGCL is reproduced in its entirety in Annex C to this proxy statement. Failure to strictly comply with Section 262 of the DGCL may result in your loss of, or inability to exercise, appraisal rights.

Q:	Who can help answer my questions?

A:	If you have any questions concerning the merger, charter amendment, the special meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of common stock or Series A preferred stock, please contact our proxy solicitor:

The Proxy Advisory Group, LLC

1-844-99PROXY (1-844-997-7699)

Brokers and banks may call 1-212-616-2180.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are predictions based on expectations and projections about future events, and are not statements of historical fact. Forward-looking statements include statements concerning business strategy, plans and prospects, among other things, including anticipated trends and developments in and management plans for our business and the markets in which we operate. In some cases, you can identify these statements by forward-looking words, such as “estimate,” “expect,” “anticipate,” “project,” “plan,” “intend,” “believe,” “forecast,” “foresee,” “likely,” “may,” “should,” “goal,” “target,” “might,” “will,” “could,” “predict,” and “continue,” the negative or plural of these words and other comparable terminology. All forward-looking statements included in this proxy statement are based upon information available to us as of the filing date of this proxy statement, and we undertake no obligation to update any of these forward-looking statements for any reason. You should not place undue reliance on forward-looking statements. The forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by these statements. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include the factors identified in Sevcon’s Annual Report on Form 10-K for the year ended September 30, 2016, under the heading “Risk Factors,” as updated from time to time by Sevcon’s Quarterly Reports on Form 10-Q and other documents of Sevcon on file or in this proxy statement filed with the Securities and Exchange Commission, or the SEC, by Sevcon, including the following factors:

•	one or more closing conditions to the merger may not be satisfied or waived, on a timely basis or at all, including that the required approval by the stockholders of Sevcon may not be obtained;

•	there may be a material adverse change to Sevcon or the business of Sevcon may suffer as a result of uncertainty surrounding the transaction;

•	the merger may involve unexpected costs, liabilities or delays;

•	legal proceedings may be initiated related to the merger; and

•	changes in economic conditions, political conditions, changes in federal or state laws or regulation may occur.

There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Consequently, all of the forward-looking statements we make in this proxy statement are qualified by the information contained or incorporated by reference herein, including, but not limited to, the information contained under the headings “Risk Factors” and information in our consolidated financial statements and notes thereto included in our most recent filing on Form 10-K and subsequent periodic and interim report filings (see “Where You Can Find More Information” beginning on page 111). No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements.

PARTIES TO THE MERGER

Sevcon, Inc.

155 Northboro Road

Southborough, Massachusetts 01772

(508) 281 5510

Sevcon, Inc., which we refer to as Sevcon, we, us or our is a company which through wholly-owned subsidiaries located in the United States, England, France, Germany, Canada, South Korea, Japan and China, and through an international dealer network, designs and sells, under the Sevcon name, motor controllers for zero emission electric and hybrid vehicles. The controls are used to vary the speed and movement of vehicles, to integrate specialized functions and to optimize the energy consumption of the vehicle’s power source. Through a wholly-owned subsidiary in Italy, the Company also designs, manufactures and sells battery chargers for electric vehicles and power management and uninterrupted power source systems for industrial, medical and telecom applications, as well as electronic instrumentation for battery laboratories. Sevcon’s customers are manufacturers of on and off-road vehicles, including cars, trucks, buses, motorcycles, fork lift trucks, aerial lifts, mining vehicles, airport tractors, sweepers and other electrically powered vehicles. Through another subsidiary located in the United Kingdom, Sevcon manufactures special metalized film capacitors that are used as components in the power electronics, including Sevcon’s new automotive controller families, signaling and audio equipment markets.

See also “Where You Can Find More Information” beginning on page 111.

Our common stock is currently listed on the NASDAQ Capital Market, which we refer to as NASDAQ, under the symbol “SEV.”

BorgWarner Inc.

3850 Hamlin Road

Auburn Hills, Michigan 48326

(248) 754 0872

BorgWarner Inc., a Delaware corporation, which we refer to as BorgWarner or Parent, is a global product leader in clean and efficient technology solutions for combustion, hybrid and electric vehicles. These products help improve vehicle performance, propulsion efficiency, stability and air quality. These products are manufactured and sold worldwide, primarily to original equipment manufacturers of light vehicles (passenger cars, sport-utility vehicles, vans and light trucks). BorgWarner’s products are also sold to other original equipment manufacturers of commercial vehicles (medium-duty trucks, heavy-duty trucks and buses) and off-highway vehicles (agricultural and construction machinery and marine applications). BorgWarner also manufactures and sells its products to certain Tier One vehicle systems suppliers and into the aftermarket for light, commercial and off-highway vehicles. BorgWarner operates manufacturing facilities serving customers in Europe, the Americas, and Asia and is an original equipment supplier to every major automotive original equipment manufacturer in the world.

Slade Merger Sub Inc.

Slade Merger Sub Inc. is a Delaware corporation and a wholly owned subsidiary of Parent. It was formed solely for the purpose of effecting the merger and the transactions contemplated by the merger agreement and it has not engaged in any other business.

THE SPECIAL MEETING

The enclosed proxy is solicited on behalf of the Board for use at the special meeting of stockholders or at any adjournments or postponements thereof.

Date, Time and Place

We will hold the special meeting at 12:00 p.m., Eastern Time, on September 22, 2017, at the offices of Locke Lord LLP, 111 Huntington Avenue at Prudential Center, Boston, Massachusetts.

Purpose of the Special Meeting

At the special meeting, we will ask our stockholders of record as of the record date to vote on (i) a proposal to approve and adopt the merger agreement and thereby approve the transactions contemplated by the merger agreement, including the merger; (ii) a proposal to approve and adopt the charter amendment; (iii) a proposal to adjourn the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve and adopt the merger agreement and/or the charter amendment at the time of the special meeting or in the absence of a quorum; (iv) a proposal to approve, by non-binding, advisory vote, compensation that will or may become payable by Sevcon to its named executive officers in connection with the merger; and (v) such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Record Date; Shares Entitled to Vote; Quorum

Only stockholders of record as of the close of business on August 15, 2017, are entitled to notice of the special meeting and to vote at the special meeting or at any adjournments or postponements thereof. A list of stockholders entitled to vote at the special meeting will be available in our offices located at 155 Northboro Road, Southborough, Massachusetts 01772, during regular business hours for a period of at least ten days before the special meeting and at the place of the special meeting during the meeting.

As of the record date, there were 5,693,408 shares of our common stock and 421,084 shares of our Series A preferred stock outstanding and entitled to be voted at the special meeting.

A quorum of stockholders is necessary to hold a special meeting. Our bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute quorum for the transaction of business. Shares represented by proxies marked “Abstain” or “Withheld” are counted as present in determining whether a quorum is present.

In the event that a quorum is not present at the special meeting with respect to any proposal, it is expected that the meeting would be adjourned to a later date to solicit additional proxies, subject to the terms and conditions of the merger agreement.

Vote Required; Abstentions and Broker Non-Votes

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the meeting is required to approve the proposal to approve and adopt the merger agreement. Approval of the charter amendment requires the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote at the special meeting and a majority of the outstanding shares of Series A preferred stock entitled to vote at the special meeting, voting as separate classes. Approval and adoption of both the merger agreement and the charter amendment by our stockholders is a condition to the closing of the merger, although Parent may waive the charter amendment condition.

Approval of both the adjournment proposal and the executive officer compensation proposal require the affirmative vote of a majority of the voting power of all shares of our common stock represented at the special meeting, either in person or by proxy, and entitled to vote at the special meeting.

If your shares are registered in your name, your failure to submit a proxy or to attend and vote in person at the special meeting will have the same effect as a vote “AGAINST” the proposal to approve and adopt the merger agreement and “AGAINST” the proposal to approve and adopt the charter amendment, but will not have any effect on either the adjournment proposal or the executive officer compensation proposal.

If you hold your shares in “street name” the failure to instruct your broker, bank or other nominee on how to vote your shares will result in a broker non-vote. Each broker non-vote will count as a vote “AGAINST” the proposal to approve and adopt the merger agreement and the proposal to approve and adopt the charter amendment, but will have no effect on either the adjournment proposal or the executive officer compensation proposal.

For both registered stockholders and holders of shares in street name, abstentions will have the same effect as votes “AGAINST” each of the proposals.

According to Amendment No. 4 to the Schedule 13D filed by Sevcon stockholders Meson Capital LP, Meson Constructive Capital LP and Ryan J. Morris (which we refer to collectively as Meson Capital) in respect of their interests in Sevcon on July 21, 2017, Meson Capital collectively beneficially owned, as of July 20, 2017, 782,262 shares of our common stock, representing approximately 13.74% of the outstanding shares of our common stock, and 8,037 shares of our Series A preferred stock, representing approximately 1.91% of the outstanding shares of our Series A preferred stock. Sevcon has been informed by Meson Capital that, consistent with the terms of the voting and support agreement executed by Meson Capital with Parent, they intend to vote all of the Sevcon shares held by them (i) “FOR” the proposal to approve and adopt the merger agreement and thereby approve the transactions contemplated by the merger agreement, including the merger; (ii) “FOR” the proposal to approve and adopt the charter amendment; (iii) “FOR” the adjournment proposal; and (iv) “FOR” the executive officer compensation proposal.

According to the Schedule 13G filed by Sevcon stockholder Bassi Holding S.r.l. (which we refer to as Bassi) in respect of its interests in Sevcon on October 13, 2016, as of that date, Bassi collectively beneficially owned 610,000 shares of our common stock, representing approximately 10.71% of the outstanding shares of our common stock. Sevcon has been informed by Bassi that, consistent with the terms of the voting and support agreement executed by Bassi with Parent, it intends to vote all of the Sevcon shares held by it (i) “FOR” the proposal to approve and adopt the merger agreement and thereby approve the transactions contemplated by the merger agreement, including the merger; (ii) “FOR” the proposal to approve and adopt the charter amendment; (iii) “FOR” the adjournment proposal; and (iv) “FOR” the executive officer compensation proposal.

Shares Held by Sevcon’s Directors and Executive Officers

At the close of business on August 15, 2017, our directors, executive officers and director emeritus beneficially owned and were entitled to vote, in the aggregate, 2,141,887 shares of our common stock (which excludes any shares of our common stock that would be delivered upon exercise of warrants or stock options), which represented approximately 37.6% of the shares of our outstanding common stock on that date, and 146,568 shares of our Series A preferred stock, which represented approximately 34.8% of the shares of our outstanding Series A preferred stock on that date. These include the shares held by Meson Capital and Bassi. Our directors, executive officers and director emeritus have informed us that they currently intend to vote all of their shares of our common stock and Series A preferred stock (as applicable) (i) “FOR” the proposal to approve and adopt the merger agreement and thereby approve the transactions contemplated by the merger agreement, including the merger; (ii) “FOR” the proposal to approve and adopt the charter amendment; (iii) “FOR” the adjournment proposal; and (iv) “FOR” the executive officer compensation proposal.

Concurrently with the execution of the merger agreement, each of our directors (other than Ryan J. Morris, who executed a voting and support agreement in his capacity as a principal of Meson Capital) and director emeritus entered into separate support agreements with Parent, in which our directors and director emeritus agreed, on the terms and subject to the conditions set forth in the support agreements, to be subject to the restrictions on the solicitation or initiation of other acquisition proposals and on engaging in discussions regarding such proposals as are applicable to Sevcon’s representatives pursuant to the merger agreement, and certain restrictions on the transfer of shares of our common stock or Series A preferred stock.

Voting of Proxies

If your shares are registered in your name with our transfer agent, American Stock Transfer and Trust Company, you may cause your shares to be voted by returning a signed proxy card, or you may vote in person at the special meeting. Additionally, you may submit electronically over the Internet or by phone a proxy authorizing the voting of your shares by following the instructions on your proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy electronically over the Internet or by telephone. Based on your proxy cards or Internet and telephone proxies, the proxy holders will vote your shares according to your directions.

If you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the meeting. If your shares are registered in your name, you are encouraged to vote by proxy even if you plan to attend the special meeting in person. If you attend the special meeting and wish to vote in person, you must deliver to our Secretary a written revocation of any proxy you previously submitted, as your vote by ballot will not revoke any proxy previously submitted.

Voting instructions are included on your proxy card. All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in accordance with the instructions of the stockholder. Properly executed proxies that do not contain voting instructions will be voted (i) “FOR” the proposal to approve and adopt the merger agreement and thereby approve the transactions contemplated by the merger agreement, including the merger; (ii) “FOR” the proposal to approve and adopt the charter amendment; (iii) “FOR” the adjournment proposal; (iv) “FOR” the executive officer compensation proposal; and (v) in the discretion of the proxies named therein with respect to such other business as may properly come before the special meeting or any adjournment or postponement thereof. No proxy that is specifically marked “AGAINST” the proposal to approve and adopt the merger agreement will be voted in favor of the executive officer compensation proposal unless it is specifically marked “FOR” the approval of such proposal.

If your shares are held in “street name” through a broker, bank or other nominee, you may vote through your broker, bank or other nominee by completing and returning the voting form provided by your broker, bank or other nominee, or by the Internet or telephone through your broker, bank or other nominee if such a service is provided. To vote via the Internet or telephone through your broker, bank or other nominee, you should follow the instructions on the voting form provided by your broker, bank or other nominee. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposals in this proxy statement are non-routine matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. If you do not return your broker’s, bank’s or other nominee’s voting form, do not vote via the Internet or telephone through your broker, bank or other nominee, if applicable, or do not attend the special meeting and vote in person with a proxy from your broker, bank or other nominee, such actions will result in a broker non-vote and will have the same effect as if you voted “AGAINST” the proposal to approve and adopt the merger agreement or to approve and adopt the charter amendment, but will not have any effect on the adjournment proposal or the executive officer compensation proposal.

Holders of shares of Series A preferred stock will receive a separate proxy card to vote such shares on Proposal 2.

Revocability of Proxies

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:

•	Submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy;

•	Delivering a written notice of revocation to our Secretary;

•	Signing another proxy card with a later date and returning it to us prior to the special meeting; or

•	Attending the special meeting, revoking your proxy by delivering notice of revocation to our Secretary, and voting in person.

Please note that to be effective, your new proxy card, Internet or telephonic voting instructions or written notice of revocation must be received by our Secretary prior to the special meeting and, in the case of Internet or telephonic voting instructions, must be received before 11:59 p.m. Eastern Time on September 21, 2017. If you have submitted a proxy but instead attend the special meeting and wish to vote in person, you must deliver to our Secretary a written revocation of any proxy you previously submitted, as your vote by ballot will not revoke any proxy previously submitted.

If you hold your shares of common stock in “street name,” you should contact your broker, bank or other nominee for instructions regarding how to change your vote. You may also vote in person at the special meeting if you obtain and present at the meeting a valid proxy from your broker, bank or other nominee. Any adjournment of the special meeting for the purpose of soliciting additional proxies will allow Sevcon stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting, as adjourned.

Adjournment

In addition to the proposals to approve the merger, the merger agreement and the other actions and transactions contemplated by the merger agreement and the charter amendment, holders of common stock are being asked to approve any proposal submitted to a vote of stockholders to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional votes or proxies in favor of the approval of the merger, the merger agreement and the other actions and transactions contemplated by the merger agreement and the charter amendment if there are insufficient votes at the time of the special meeting to approve such items or if a quorum is not present. If a quorum is not present, the affirmative vote of a majority of our shares of common stock represented at the special meeting, either in person or by proxy, and entitled to vote at the meeting may adjourn the meeting to such day as they shall, by majority vote, agree upon. If a quorum was present in person or by proxy at the time a duly called or held meeting convened, a meeting may be adjourned from time to time without notice other than announcement at the meeting. In addition, the special meeting could be postponed before it commences. If the special meeting is adjourned or postponed, stockholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the proposals.

Solicitation of Proxies

The Sevcon Board is soliciting your proxy, and Sevcon will bear the cost of this solicitation of proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of our common stock.

We have retained The Proxy Advisory Group, LLC, a proxy solicitation firm, to solicit proxies and provide related advice and informational support in connection with the special meeting for a services fee, plus customary disbursements, which are not expected to exceed $15,000 in total. Proxies may be solicited by mail, personal interview, e-mail, telephone, facsimile or via the Internet by The Proxy Advisory Group, LLC or, without additional compensation, by certain of Sevcon’s directors, officers and employees.

Anticipated Date of Completion of the Merger

We anticipate that the merger will be completed in the third or fourth calendar quarter of 2017, assuming satisfaction or waiver of all of the conditions to the merger. However, the merger is subject to the satisfaction or waiver of various conditions, and it is possible that factors outside the control of Sevcon and Parent could result in the merger being completed at a later time or not at all.

Householding of Special Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement for the special meeting may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of our proxy statement to any stockholder upon written or oral request to Sevcon, Inc., Attention: Investor Relations, 155 Northboro Road, Southborough, Massachusetts 01772; (508) 281-5522. Any stockholder who wants to receive separate copies of any proxy statement or annual report to stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact Sevcon at the above address and phone number.

Right of Stockholders to Assert Appraisal Rights

Appraisal Rights

Under the DGCL, holders of Sevcon common stock who do not vote in favor of adoption of the merger agreement (or consent thereto in writing) who are entitled to demand and who properly demand appraisal of such shares, and do not thereafter fail to perfect, effectively withdraw, or otherwise lose their right to appraisal in accordance with Section 262 of the DGCL, will have the right to seek appraisal of the fair value of their shares of Sevcon common stock in cash as determined by the Delaware Court of Chancery in lieu of receiving the per common share merger consideration if the merger is completed, but only if they strictly comply with the procedures and requirements set forth in Section 262 of the DGCL. Any holder of record of shares of Sevcon common stock intending to exercise appraisal rights, among other things, must properly submit a written demand for appraisal to us prior to the taking of the vote on the proposal to adopt the merger agreement, must not vote or otherwise submit a proxy in favor of (or consent in writing to) the proposal to adopt the merger agreement, must continue to hold the shares of Sevcon common stock through the effective time of the merger and must otherwise comply with all of the procedures required by Section 262 of the DGCL. Failure to strictly comply with Section 262 of the DGCL may result in your loss of, or inability to exercise, appraisal rights.

Holders of Series A preferred stock are not entitled to vote on the proposal to adopt the merger agreement, but holders of shares of Series A preferred stock that are outstanding immediately prior to the effective time of the merger who are entitled to demand and who properly demand appraisal of such shares, and do not thereafter fail to perfect, effectively withdraw, or otherwise lose their right to appraisal in accordance with Section 262 of the DGCL, will have the right to seek appraisal of the fair value of their shares of Series A preferred stock in cash as determined by the Delaware Court of Chancery in lieu of receiving the per preferred share merger consideration if the merger is completed, but only if they strictly comply with the procedures and requirements set forth in Section 262 of the DGCL. Any holder of record of shares of Series A preferred stock intending to exercise appraisal rights, among other things, must properly submit a written demand for appraisal to us prior to the vote by the holders of Sevcon common stock on the proposal to adopt the merger agreement, must continue to hold the shares of Series A preferred stock through the effective time of the merger and must otherwise comply precisely with all of the procedures required by Section 262 of the DGCL. Failure to strictly comply with Section 262 of the DGCL may result in your loss of, or inability to exercise, appraisal rights.

Sevcon stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as, or less than the value of the consideration that they would receive under the merger agreement if they did not seek appraisal of their shares.

The DGCL requirements for exercising appraisal rights are described in further detail in this proxy statement, and Section 262 of the DGCL is attached as Annex C to this proxy statement. If you hold your shares of stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal on your behalf by your bank, broker or other nominee.

Questions and Additional Information

If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor:

The Proxy Advisory Group, LLC

1-844-99PROXY (1-844-997-7699)

THE MERGER

This discussion of the merger is qualified in its entirety by reference to the merger agreement, which is included with this proxy statement as Annex A and incorporated into this proxy statement by reference. You should read the entire merger agreement carefully as it is the legal document that governs the merger.

Merger Consideration

In the merger, (i) each share of common stock issued and outstanding immediately prior to the effective time of the merger (other than excluded shares and dissenting shares) will be converted automatically into the right to receive the per common share merger consideration of $22.00 in cash, and (ii) if the charter amendment becomes effective, each share of Series A preferred stock issued and outstanding immediately prior to the effective time (other than excluded shares and dissenting shares) will automatically be converted into the right to receive the per preferred share merger consideration of $66.00 in cash, in each case without interest and subject to any withholding of taxes. Each share of Series A preferred stock is convertible into three shares of common stock; accordingly, the per preferred share merger consideration represents the consideration each share of Series A preferred stock would receive on an as-converted basis. Immediately prior to the effective time of the merger, the Board of Directors of Sevcon intends to declare and pay a special dividend on the Series A preferred stock representing the amount of the accrued and unpaid dividends on the Series A preferred stock.

The Charter Amendment

Sevcon has two classes of stock outstanding, common stock and Series A preferred stock. Under the terms of our charter related to the Series A preferred stock, the effects of a transaction such as the merger on the Series A preferred stock may not be certain and accordingly, if the Series A preferred stock remains outstanding, the rights of a holder of Series A preferred stock of the surviving company may not be certain. To address the risk of this potential uncertainty, it is a condition to Parent and Merger Sub’s obligation to close the merger that our Amended and Restated Certificate of Incorporation, which we refer to as our charter, be amended to provide that, at the effective time of the merger, each holder of Series A preferred stock will be entitled to receive the consideration provided for in the merger agreement for each share of Series A preferred stock owned by such holder. The charter amendment requires the affirmative vote of holders of a majority of both the outstanding common stock and the outstanding Series A preferred stock, voting as separate classes. If the charter amendment does not become effective, and Parent waives this condition, the shares of our Series A preferred stock may remain outstanding as securities of the surviving company.

According to Sevcon’s records, stockholders GGCP, Inc., Mario J. Gabelli, Teton Advisors, Inc., Gabelli Funds, LLC, GAMCO Investors, Inc., Associated Capital Group, Inc., GAMCO Asset Management Inc. or Gabelli & Company Investment Advisers, Inc. (which we refer to collectively as GAMCO) collectively beneficially own a majority of the outstanding shares of our Series A preferred stock. Because of GAMCO’s ownership of a majority of our Series A preferred stock, votes of the GAMCO entities in favor of the charter amendment proposal would be necessary to secure stockholder adoption of the charter amendment.

Treatment of Warrants

In 2016, Sevcon issued warrants to purchase 562,000 shares of Sevcon common stock at an exercise price of $10.00 per share, of which 556,482 remain outstanding as of the date of this proxy statement. Under the terms of the warrants, the effects of a transaction such as the merger on the warrants may not be certain and accordingly, if the warrants remain outstanding, the rights of a holder of warrants of the surviving company may not be certain. To mitigate the risk of this potential uncertainty, it is a condition to Parent and Merger Sub’s obligation to close the merger that each of the holders of outstanding warrants has executed an agreement with Sevcon agreeing to cancel such warrants in exchange for an amount equal to the product of the per common share merger consideration and the number of shares issuable upon exercise of such warrants, less the aggregate exercise price for such warrants, which we refer to as warrant acknowledgement agreements. If Sevcon fails to obtain warrant acknowledgement agreements from holders of all outstanding warrants, and Parent waives this condition, the warrants held by any such holder may remain outstanding as securities of the surviving company. Prior to the date of this proxy statement, holders of all of the outstanding warrants have executed such agreements, and provided that each such agreement remains in full force and effect and is not amended, modified or waived in whole or in part without the prior written consent of Parent, the condition related to the warrant acknowledgement agreements will be satisfied.

Background of the Merger

Our Board, together with senior management and with the assistance of Sevcon’s advisors, has periodically reviewed and considered strategic and business alternatives to maximize value for our stockholders over the years. These reviews took into consideration Sevcon’s performance, competitive dynamics, macroeconomic developments and industry trends. They have included discussions as to whether the continued execution of our strategy as a standalone company offered the best avenue to enhance stockholder value, as compared with the possible sale of Sevcon to, or combination of Sevcon with, a third party, and the potential benefits and risks of each course of action.

Sevcon had an extensive commercial relationship with Remy International, Inc., a manufacturer of electrical components for the automotive and commercial vehicle industry, prior to its acquisition by BorgWarner in November 2015. During the following year, Sevcon responded to a number of requests for quotation of commercial business from BorgWarner and began to develop a relationship with BorgWarner. On November 3, 2016, representatives of Sevcon, including Matt Boyle, our President and CEO, met at Sevcon’s offices in Gateshead, UK, with Martin Fischer, Vice President, General Manager, Europe and South America of BorgWarner Turbo Systems, and Stefan Demmerle, BorgWarner’s Head of Power Drivetrain Systems, to discuss possible commercial opportunities for the two companies and BorgWarner’s strategy for hybrid and electric systems. In that meeting, the BorgWarner representatives expressed BorgWarner’s interest in potentially acquiring Sevcon. Mr. Boyle informed Messrs. Fischer and Demmerle that he was not in a position to discuss a potential acquisition of Sevcon by BorgWarner and would notify the Board of BorgWarner’s potential interest. On November 4, 2016, Mr. Boyle called Matt Goldfarb, Sevcon’s then-Lead Independent Director and Chair of the Nominating and Governance Committee of the Board, to discuss in detail BorgWarner’s expression of interest. On November 6, 2016, Mr. Boyle informed the full Board of BorgWarner’s expression of interest.

On November 6, 2016, the Nominating and Governance Committee held a meeting with representatives of Locke Lord LLP, outside legal counsel to Sevcon, which we refer to as Locke Lord, present. At the meeting, BorgWarner’s unsolicited expression of interest was discussed. The committee members reviewed various commercial and other considerations relevant to pursuing the matter, following which the committee decided to recommend that the Board form a special committee of independent directors in light of BorgWarner’s expression of interest. A special committee was not proposed to be formed to address any actual or potential conflict of interest.

On November 8, 2016, at Sevcon’s request, a representative of BorgWarner sent Mr. Boyle a draft nondisclosure agreement.

On November 14, 2016, the Board held a meeting with representatives of Locke Lord present. At the meeting, BorgWarner’s expression of interest was discussed at length. The directors agreed in principle with the recommendation of the Nominating and Governance Committee to form a special committee consisting of Matt Goldfarb, David R.A. Steadman and Walter M. Schenker to, among other things, facilitate the Board’s review and evaluation of BorgWarner’s expression of interest and any potential proposals from other parties and review, evaluate, investigate, pursue and negotiate the terms and conditions of a potential transaction with BorgWarner or any potential transaction with another party. The members of the proposed committee were chosen based on their significant experience related to mergers and acquisition transactions and their availability in light of the additional time commitment that would likely be required to consider and negotiate a potential transaction.

On November 16, 2016, Mr. Boyle introduced Mr. Demmerle to Mr. Goldfarb, who stated that the Board was considering BorgWarner’s expression of interest.

On November 19, 2016, Messrs. Goldfarb, Steadman and Schenker, comprising all of the members of the proposed special committee, met to discuss and consider the competitive landscape, Sevcon’s perceived importance to BorgWarner as an acquisition target, the expected due diligence process and the ramifications of discussing a potential transaction in light of BorgWarner’s potential significance as a customer. They also considered the assistance that a financial advisor would provide in prioritizing and managing the process, as well as typical engagement terms for such an advisor.

On November 22, 2016, the Board held a meeting with representatives of Locke Lord present, at which the Board formed the Special Committee with the members and authority described above.

On November 23, 2016, Mr. Goldfarb contacted a representative of Rothschild and another investment bank to discuss their credentials and obtain engagement proposals from each firm.

Also on November 23, 2016, the Special Committee held a meeting with representatives of Locke Lord present to discuss the draft nondisclosure agreement provided by BorgWarner.

On November 30, 2016, the Special Committee held a meeting with representatives of Locke Lord present to consider the proposals and qualifications of the two investment banks. The Special Committee reviewed and discussed the qualifications of each investment bank and each such advisor’s potential to assist Sevcon with its exploration of strategic alternatives in light of the rapidly changing industry landscape.

On December 2, 2016, following negotiations on the terms of a nondisclosure agreement over the preceding weeks, Sevcon and BorgWarner executed the nondisclosure agreement.

On December 5, 2016, the Nominating and Governance Committee held a meeting during which Messrs. Boyle and Morris, then Executive Chairman of Sevcon, were present. During this meeting, Mr. Morris was informed that the Nominating and Governance Committee would recommend to the Board that Mr. Morris’ role as Executive Chairman be terminated, and that Mr. Goldfarb would be nominated to serve as non-executive Chairman of the Board.

Also on December 5, 2016, a representative of BorgWarner sent an initial due diligence request list to Sevcon.

On December 6, 2016, the Special Committee held a meeting with representatives of Locke Lord present to interview representatives of Rothschild about Rothschild’s relevant experience and qualifications. Representatives of Rothschild disclosed a past financial advisory engagement with BorgWarner and stated that Rothschild did not receive any fee for such engagement, which the Special Committee considered and determined would not impact Rothschild’s ability to represent Sevcon. The Special Committee determined to engage Rothschild based on, among other factors, the strength of the investment banking team that Rothschild proposed to dedicate to Sevcon, Rothschild’s experience advising clients in the automotive industry with respect to strategic transactions, and Rothschild’s proposed fee structure, which would incentivize Rothschild to seek the highest price for Sevcon.

Later on December 6, 2016, the Board held a meeting with representatives of Locke Lord present. At the meeting, Mr. Goldfarb provided the directors with an update on the status of BorgWarner’s expression of interest, and Sevcon’s management reviewed for the Board the financial projections prepared by management for fiscal years 2017, 2018 and 2019. In addition, consistent with the recommendation of the Nominating and Governance Committee, Mr. Morris was terminated as Executive Chairman of Sevcon (but remained serving as a director), and Mr. Goldfarb was appointed as non-executive Chairman of the Board of Sevcon.

On December 9, 2016, Sevcon executed an engagement letter with Rothschild for Rothschild to serve as financial advisor to the Special Committee to provide advice to Sevcon with respect to a possible transaction with BorgWarner or another party.

On December 17, 2016, the Special Committee held a meeting with representatives of Locke Lord present to further discuss the strategy for responding to BorgWarner’s expression of interest.

On December 19, 2016, the Nominating and Governance Committee, at the request of Mr. Morris, held a meeting to discuss Mr. Morris’ concerns regarding board composition. During this meeting, Mr. Morris made certain demands as to board composition, which the Nominating and Governance Committee determined not to recommend to the Board. Later on December 19, 2016, Mr. Morris, on behalf of Meson Capital, notified Sevcon of its intention to run a proxy contest at Sevcon’s upcoming annual meeting.

Also on December 19, 2016, Mr. Boyle, as instructed by the Special Committee, provided Mr. Demmerle with an update on Sevcon’s response to BorgWarner’s due diligence requests, also informing him that, prior to BorgWarner’s expression of interest, the Board had not determined that selling Sevcon was in the best interests of its stockholders, but had nonetheless engaged Rothschild to provide advice on BorgWarner’s expression of interest due to the Board’s objective of maximizing stockholder value and to properly assess and analyze all strategic opportunities available to Sevcon for the benefit of its stockholders.

On January 6, 2017, a financial sponsor, which we refer to as Party A, contacted Mr. Boyle expressing interest in obtaining more information about Sevcon in connection with a possible acquisition of Sevcon. Mr. Boyle and a representative of Party A subsequently agreed to meet to discuss Party A’s interest further at a mutually convenient time and place.

On January 12, 2017, Messrs. Boyle and Goldfarb met with Mr. Demmerle, Christopher Vance, BorgWarner’s Vice President, Business Development and M&A, and Tania Wingfield, Vice President, Product and Manufacturing Strategy of BorgWarner Power Drivetrain Systems, in Detroit, Michigan, with representatives of Rothschild present, to further discuss BorgWarner’s interest in acquiring Sevcon. During this meeting, representatives of BorgWarner reiterated their interest in exploring a potential transaction to acquire Sevcon, indicating its requirement that any further negotiations would need to provide for exclusivity in order for BorgWarner to expend the necessary resources and time to perform due diligence. Mr. Goldfarb informed representatives of BorgWarner that the Board viewed Sevcon’s share price at the time, which as of the close of markets on January 11, 2017 was $8.31 per share, as failing to reflect Sevcon’s inherent opportunity to participate in the rapid growth in the on-road electrification market, and accordingly the Board would view any standard market premium to Sevcon’s existing share price as unattractive relative to executing on Sevcon’s stand-alone business plan.

Between mid-December 2016 and February 7, 2017, Sevcon was actively engaged in the proxy contest with Meson Capital regarding the election of directors, with the proxy contest resulting in the failure of Sevcon’s stockholders to elect any of the members of Meson Capital’s dissident slate. Between mid-December and January 19, 2017, BorgWarner was actively conducting initial due diligence and engaged in preliminary discussions relating to a potential acquisition of Sevcon. On January 19, 2017, in a telephone conversation between Mr. Vance and Mr. Goldfarb, Mr. Vance indicated BorgWarner’s desire to put discussions on hold pending Sevcon’s resolution of its proxy contest. Accordingly, the interaction with BorgWarner was reduced, although Sevcon’s management continued to respond to BorgWarner’s due diligence requests and Mr. Goldfarb remained in contact with Mr. Vance to advise BorgWarner of the status of Sevcon’s proxy contest.

On February 2, 2017 after market close, Sevcon announced a significant customer win in its drivetrain business. On February 3, 2017, the trading price of our common stock closed at $13.51 per share.

On February 7, 2017, Sevcon held its annual meeting of stockholders and Sevcon’s stockholders overwhelmingly voted for Sevcon’s incumbent slate of directors, ending the proxy contest.

On February 13, 2017, Sevcon announced the voting results of its annual meeting of stockholders. Following the announcement, Mr. Goldfarb informed Mr. Vance that Sevcon’s proxy contest was resolved, and that Sevcon remained willing to re-engage in discussions with BorgWarner.

On March 2, 2017, Mr. Vance delivered to Mr. Boyle BorgWarner’s written, preliminary proposal to acquire Sevcon at a price per share of our common stock (on a fully-diluted basis) of $19.00 in cash. The proposal was based on certain stated assumptions about Sevcon’s outstanding securities and debt and did not include a financing contingency. It was conditioned on Sevcon entering into a 60-day exclusivity agreement with BorgWarner.

Also on March 2, 2017, representatives of Sevcon and Party A met in Gateshead, UK to discuss Party A’s interest in potentially acquiring Sevcon.

On March 3 and March 6, 2017, the Special Committee held meetings to discuss BorgWarner’s proposal, with representatives of Locke Lord present at each meeting and representatives of Rothschild present at the earlier meeting. The Special Committee considered additional information about Sevcon’s prospects and potential synergies with BorgWarner that BorgWarner would need to understand and evaluate in order to be persuaded to improve the financial terms of its proposal. The Special Committee determined that Sevcon would seek improved financial terms from BorgWarner, which the Special Committee deemed necessary for it to agree to BorgWarner’s requirement that it be granted exclusivity.

On March 6, 2017, the Board held a meeting with representatives of Locke Lord and Rothschild present. The Board discussed a memorandum provided by Locke Lord regarding the fiduciary duties of directors in considering an acquisition proposal. Representatives of Rothschild reviewed Rothschild’s preliminary financial analyses with respect to Sevcon and discussed BorgWarner’s request for exclusivity and potential responses to such request. Following discussion by the Board, with the advice of legal counsel, the Board determined that representatives of Rothschild should inform BorgWarner that it would need to improve the financial terms of its proposal in order for Sevcon to be willing to proceed with discussions regarding a potential transaction and that Sevcon was not prepared to enter into exclusive negotiations at that time. Later on March 6, 2017, in separate telephone calls, Mr. Goldfarb and a representative of Rothschild conveyed that position to Mr. Vance and a representative of Deutsche Bank, financial advisor to BorgWarner, respectively.

On March 8, 2017, following Sevcon’s response, Mr. Vance delivered a revised written proposal from BorgWarner, indicating that it was prepared to increase its cash purchase price from $19.00 per share to $21.00 per share and reducing the requested exclusivity period from 60 days to 45 days. Also on March 8, 2017, a representative of Deutsche Bank contacted a representative of Rothschild to reiterate the terms of BorgWarner’s written proposal.

Later on March 8, 2017, the Special Committee held a meeting with representatives of Locke Lord and Rothschild present to discuss BorgWarner’s revised proposal and to consider Sevcon’s response. The Special Committee discussed approaching other parties that may have an interest in acquiring Sevcon, and determined that any such approaches had to be conducted in a manner so as not to risk BorgWarner’s proposal before it was fully developed.

Also on March 8, 2017, an investment banker purportedly representing a strategic party, which we refer to as Party B, contacted Mr. Boyle regarding Party B’s interest in potentially acquiring Sevcon.

On March 9, 2017, the Board held a meeting with representatives of Locke Lord and Rothschild present to review BorgWarner’s revised proposal. Following discussion by the Board, the Board determined that further improvement of the financial terms of the proposal would be sought in order to grant exclusivity to BorgWarner on the terms proposed. During the same meeting, representatives of Rothschild noted several parties that may have interest in acquiring Sevcon. Mr. Boyle noted that of all the parties, a strategic party, which we refer to as Party C, appeared to be best positioned to offer a competitive price for Sevcon and would likely be interested in pursuing a potential acquisition of Sevcon. Mr. Boyle also noted his recent contact with Party B’s representative. The Board further determined that Mr. Boyle should contact Party C and the representative who had contacted him on behalf of Party B, and that representatives of Rothschild should informally approach six other parties that were discussed that may have an interest in acquiring Sevcon to assess the level of their knowledge of Sevcon and potential interest, if any. The Board agreed with the Special Committee’s concerns about losing BorgWarner’s proposal. The Board also discussed Sevcon’s longer-term standalone prospects in light of the significant risks in realizing Sevcon’s growth projections.

Later on March 9, 2017, a representative of Rothschild sent an e-mail to the Special Committee confirming the six parties that would be approached regarding a potential transaction with Sevcon and Mr. Boyle contacted the investment banker that had previously contacted him on behalf of Party B. The investment banker indicated that he would have a representative of Party B call Mr. Boyle.

On March 10, 2017, representatives of Rothschild, as instructed by the Special Committee, contacted the six parties discussed with the Board at its meeting on March 9, 2017, including representatives of two strategic parties, which we refer to as Party D and Party E.

On March 12, 2017, the Special Committee held a meeting with representatives of Locke Lord and Rothschild present and discussed the contacts that had been made with other parties that may have an interest in acquiring Sevcon, which the Special Committee determined yielded only preliminary expressions of interest compared to the more fully developed proposal from BorgWarner. Nevertheless, the Special Committee determined not to agree at that time to grant exclusivity to BorgWarner and that management and representatives of Rothschild should continue to explore interest from other parties, though Sevcon would continue to engage with BorgWarner on its proposal. The Special Committee instructed representatives of Rothschild to inform representatives of BorgWarner that the Board believed the improved price of $21.00 per share did not reflect the full value of Sevcon but that the Special Committee would be prepared to provide BorgWarner with additional due diligence information and hold a meeting with members of Sevcon’s senior management in an effort to help BorgWarner understand the value proposition Sevcon could bring to BorgWarner, though Sevcon would not provide BorgWarner with exclusivity. Later on March 12, 2017, Mr. Goldfarb conveyed to Mr. Vance on a telephone call Sevcon’s reluctance to agree to exclusivity on the terms proposed.

Also on March 12, 2017, Mr. Boyle contacted a representative of Party C to inquire whether Party C would have interest in a potential acquisition of Sevcon. The representative informed Mr. Boyle that he did not believe that Party C would have interest in pursuing an acquisition of Sevcon but would have further discussions with executives of Party C to determine whether there would be any such interest. A representative of Party C subsequently confirmed to Mr. Boyle that Party C did not have interest in considering an acquisition of Sevcon.

On March 13, 2017, representatives of Rothschild conveyed to representatives of Deutsche Bank the Special Committee’s position as outlined by the Special Committee on March 12, 2017, including that Sevcon was not prepared to provide BorgWarner with exclusivity and that $21.00 per share failed to fully reflect the value of Sevcon.

Also on March 13, 2017, a representative of Party B contacted Mr. Boyle regarding its interest in potentially acquiring Sevcon, and Sevcon and Party B subsequently entered into a nondisclosure agreement, although no material confidential information was provided to Party B. A representative of Party B subsequently informed Mr. Boyle that Party B was not interested in pursuing further discussions regarding an acquisition of Sevcon.

On March 14, 2017, representatives of Deutsche Bank informed representatives of Rothschild that BorgWarner would be prepared to attend a meeting with Sevcon’s senior management and to continue their due diligence but would only be prepared to do so if Sevcon would commit not to engage with other parties potentially interested in acquiring Sevcon prior to the management meeting. Representatives of Deutsche Bank also informed representatives of Rothschild that Mr. Vance would be contacting Mr. Goldfarb directly to convey this position.

On March 15, 2017, Mr. Vance contacted Mr. Goldfarb and described BorgWarner’s position. Mr. Goldfarb reiterated Sevcon’s reluctance to agree to exclusivity on the terms proposed by BorgWarner. Mr. Goldfarb also indicated to Mr. Vance that BorgWarner was not the only party that had expressed interest in acquiring Sevcon.

Later on March 15, 2017, the Special Committee held a meeting with representatives of Locke Lord and Rothschild present to consider the contacts with other parties that may have an interest in acquiring Sevcon and Mr. Goldfarb’s conversation earlier that day with Mr. Vance.

On March 18, 2017, the Board held a meeting with representatives of Locke Lord and Rothschild present to discuss the latest developments regarding BorgWarner’s proposal and contacts with other parties that may have an interest in acquiring Sevcon.

On March 21, 2017, a representative of Party D sent a letter to a representative of Rothschild expressing an interest in learning more about Sevcon in connection with a potential acquisition of Sevcon.

On March 22, 2017, the Special Committee held a meeting with representatives of Locke Lord and Rothschild present to discuss the contacts that management and representatives of Rothschild had made with other parties that may have an interest in acquiring Sevcon, taking into consideration such parties’ knowledge about and level of interest expressed in Sevcon relative to BorgWarner’s knowledge and interest, the considerations attendant to BorgWarner’s continuing request for exclusivity from Sevcon and the need to focus on the due diligence process with BorgWarner, the risk of losing BorgWarner’s proposal and the fact that the Board had not made any decision to sell Sevcon. The Special Committee instructed representatives of Rothschild and Mr. Goldfarb to focus on improving the terms of BorgWarner’s proposal. Prior to March 22, 2017, Sevcon’s management and representatives of Rothschild contacted seven potentially interested parties, including Party C, Party D and Party E, in addition to the contacts made by representatives of Party A and Party B. After initial contact by representatives of Rothschild, none of the remaining four parties contacted representatives of Rothschild or Sevcon’s management further.

On March 27, 2017, Party A provided to Messrs. Goldfarb and Boyle a written indication of interest to potentially acquire Sevcon at a price per share of our common stock (on a fully-diluted basis) of $15.50 in cash.

On March 29, 2017, a representative of Party E sent an e-mail to a representative of Rothschild expressing an interest in analyzing a possible acquisition of Sevcon.

On March 31, 2017, Sevcon management, with representatives of Rothschild present, held a management presentation for representatives of BorgWarner in Detroit.

On April 1, 2017, the Special Committee held a meeting with representatives of Locke Lord and Rothschild present to discuss, among other things, communications received from other parties that may have an interest in acquiring Sevcon, including Party A, Party D and Party E. For the same reasons described above at the March 22, 2017 meeting, the Special Committee determined that it would continue to focus on improving the terms of BorgWarner’s proposal, including non-financial terms that would provide Sevcon with flexibility in responding to competing offers.

Later on April 1, 2017, the Board held a meeting with representatives of Locke Lord and Rothschild present to review the status of contacts made by management and representatives of Rothschild with other parties that may have an interest in acquiring Sevcon. Mr. Goldfarb reported that certain parties only expressed interest in learning more about Sevcon and that Party A had expressed a desire potentially to acquire Sevcon but at a price significantly below BorgWarner’s proposal.

On April 3, 2017, Skadden, Arps, Slate, Meagher & Flom LLP, which we refer to as Skadden, was engaged by the Special Committee as a legal advisor to the Special Committee to provide advice to Sevcon with respect to a possible transaction with BorgWarner or another party.

Also on April 3, 2017, in a telephone call between Mr. Goldfarb and Mr. Vance, Mr. Vance raised the possibility of BorgWarner reducing the offered price to $19.00 per share unless Sevcon agreed to a period of exclusivity.

Also on April 3, 2017, the Special Committee held a meeting with representatives of Skadden, Locke Lord and Rothschild present to discuss the potential of BorgWarner reducing its offer if an exclusivity period was not agreed to. Following discussion by the Special Committee, the Special Committee determined to respond to BorgWarner that, while the Board had concerns about entering into exclusive negotiations, and would not do so based on a proposed price of $21.00 per share, the Board might consider doing so with a higher indication of value and with a commitment from BorgWarner to agree to deal protection measures intended to give the Board flexibility in fulfilling its fiduciary duties to Sevcon’s stockholders, including a so-called “go shop” period, a two-tiered termination fee structure for any other party making a superior proposal during an initial period after signing the merger agreement, no condition related to appraisal rights, and the requirement, as a condition to continued exclusivity, to reaffirm these terms at specified points in time.

On April 4, 2017, Mr. Goldfarb informed Mr. Vance of the Special Committee’s position regarding exclusivity in a telephone call. During this telephone call, Mr. Goldfarb and Mr. Vance discussed the concerns of the parties relating to the proposed transaction price, deal protections and exclusivity, which conversation led to Mr. Vance agreeing, on behalf of BorgWarner, to an increase in the proposed transaction price of $22.00 per share conditioned upon the extension of exclusivity. Mr. Vance subsequently provided to Sevcon a form of exclusivity agreement providing for a 30-day exclusivity period.

From April 4, 2017 to April 6, 2017, representatives of Skadden, Rothschild, BorgWarner’s legal advisor, Sidley Austin LLP, which we refer to as Sidley, and Deutsche Bank, held multiple conference calls. Representatives of Rothschild and Skadden, at the Special Committee’s instruction, presented the terms the Special Committee would require as a condition to granting BorgWarner exclusivity. In the course of these calls, representatives of BorgWarner stated that our charter would be required to be amended prior to the closing of the merger to clarify that the holders of the Series A preferred stock would receive merger consideration on an as-converted into common stock basis and that the holders of the warrants would be required to surrender the warrants at the closing of the merger in exchange for the per common share merger consideration, minus the exercise price of the warrants. Representatives of BorgWarner also proposed requiring that Sevcon’s directors, director emeritus and certain other stockholders (including GAMCO) execute voting and support agreements in respect of the merger concurrently with the execution of the merger agreement. Each of these proposals by BorgWarner was subject to negotiation for much of the period until the principal terms of the merger agreement were resolved in a series of meetings in late June 2017 described below.

On April 6, 2017, the Special Committee held a meeting with representatives of Skadden, Locke Lord and Rothschild present to consider the recent discussions among the representatives of Sevcon and BorgWarner. A representative of Rothschild reported that on April 5, 2017, a representative of Deutsche Bank had reiterated BorgWarner’s position that BorgWarner would not proceed to negotiate a transaction at $22.00 per share or continue its due diligence of Sevcon without exclusivity. The Special Committee instructed Mr. Goldfarb to discuss the terms of exclusivity further with Mr. Vance. Later that day, Mr. Goldfarb called Mr. Vance and discussed the terms of exclusivity, including the non-financial terms that Sevcon would require as a condition to entering exclusive negotiations with BorgWarner. After the call concluded, the Special Committee held another meeting in which Mr. Goldfarb reported on his conversation with Mr. Vance.

On April 11, 2017, the Special Committee approved entering into an exclusivity agreement with BorgWarner on the terms discussed between Mr. Goldfarb and Mr. Vance. Sevcon and BorgWarner subsequently executed an agreement on such terms, specifically providing for a 30-day exclusivity period provided that on the dates two weeks and three weeks after the date of the exclusivity agreement, if requested by Sevcon, BorgWarner would provide a written statement that, among other things, it has no current intention to decline to proceed with an acquisition of Sevcon on the following terms: a price per share of $22.00, a two-tier termination fee structure for any other party making a superior proposal during a 30-day period after signing the merger agreement, with the fees being equal to 1.5% and 3.0% of Sevcon’s aggregate equity value implied by the transaction, and that no voting and support agreement would be required to be obtained from GAMCO, which we refer to collectively as the exclusivity condition terms. The exclusivity condition terms did not include a go shop period or limit appraisal rights conditionality as representatives of Sevcon had previously requested.

During the following weeks, Sevcon’s management and representatives of Locke Lord continued to respond to BorgWarner’s due diligence requests, and BorgWarner personnel visited Sevcon locations and continued its due diligence review of Sevcon. The parties and their representatives continued to discuss the issues of obtaining voting and support agreements from Sevcon’s directors, director emeritus and certain other stockholders (excluding GAMCO) and the conditions related to the Series A preferred stock and the warrants. During this period, BorgWarner also informed Sevcon that as a condition to BorgWarner’s executing the merger agreement, Sevcon would need to execute an agreement to buy out its Chinese joint venture partner.

On April 17, 2017 and April 22, 2017, the Board held meetings with representatives of Locke Lord present. The Board discussed, among other things, the status of negotiations with BorgWarner.

On April 25, 2017, BorgWarner provided, pursuant to the exclusivity agreement, a written statement that it had no current intention to decline to proceed with an acquisition of Sevcon on the exclusivity condition terms.

On April 28, 2017, the Special Committee held a meeting with representatives of Skadden, Locke Lord and Rothschild present. Mr. Goldfarb updated the committee members on BorgWarner’s position that an agreement would need to be executed to buy out Sevcon’s Chinese joint venture partner prior to execution of the merger agreement.

On May 1, 2017, BorgWarner provided, pursuant to the exclusivity agreement, a written statement that it had no current intention to decline to proceed with an acquisition of Sevcon on the exclusivity condition terms.

On May 2, 2017, Sidley delivered to Skadden initial drafts of the merger agreement and a form of voting and support agreement that it proposed would be executed by Sevcon’s directors, director emeritus and certain other stockholders concurrently with the execution of the merger agreement.

On May 5, 2017, the Board held a meeting with representatives of Skadden, Locke Lord and Rothschild present. At the meeting, Mr. Goldfarb updated the Board on BorgWarner’s position that Sevcon would be required to execute an agreement to buy out its Chinese joint venture partner prior to execution of the merger agreement, and the directors considered the ramifications of terminating the joint venture in the event the merger did not close, as well as the allocation of risk relating to the potential cost of such buyout and whether it would be advisable for Sevcon to assume such risk at the behest of BorgWarner. Mr. Boyle stated that, independent of BorgWarner’s interest in acquiring Sevcon and its request that the joint venture be terminated, it was in Sevcon’s interest to buy out the Chinese joint venture partner given Mr. Boyle’s view that Sevcon had outgrown the utility of the existing Chinese joint venture partner. The Board determined that Sevcon should proceed with negotiations with its Chinese joint venture partner on a buyout. In addition, Sevcon’s management presented to the directors a preliminary version of updated financial projections.

On May 11, 2017, the Special Committee approved, and Sevcon agreed, to extend the exclusivity period to May 25, 2017. Sevcon subsequently agreed to a series of one-week extensions to the exclusivity period until the execution of the merger agreement on July 14, 2017. Beginning with the extension executed on June 8, 2017, in each extension, BorgWarner confirmed that it had no current intention to decline to proceed with an acquisition of Sevcon at $22.00 per share.

On May 13, 2017, the Special Committee held a meeting with representatives of Skadden, Locke Lord and Rothschild present. Mr. Goldfarb reported to the committee members that BorgWarner’s business due diligence was largely complete, but that BorgWarner continued to insist that an agreement to buy out the Chinese joint venture partner be executed prior to entering into the merger agreement.

On May 15, 2017, the Board held a meeting with representatives of Locke Lord present. At the meeting, Mr. Goldfarb provided the directors general updates regarding exclusivity, progress towards a negotiated buyout of the Chinese joint venture partner and the terms of the initial drafts of the merger agreement and form of voting and support agreement.

On May 17, 2017, the Special Committee held a meeting with representatives of Skadden, Locke Lord and Rothschild present. Representatives of Skadden reviewed the principal issues in the initial drafts of the merger agreement and form of voting and support agreement, including requiring that each of Sevcon’s directors, director emeritus and certain other stockholders execute a voting and support agreement concurrently with the execution of the merger agreement and that the GAMCO entities execute a voting and support agreement within 14 days of the date of the merger agreement, requiring approval of the charter amendment as a condition to closing, requiring the holders of the warrants to execute warrant acknowledgement agreements as a condition to closing and a related termination right if the condition were not satisfied within 14 days of the date of the merger agreement, requiring no more than 10% of our common stock and Series A preferred stock (on an as-converted into common stock basis) having exercised appraisal rights as a condition to closing, and the circumstances under which termination fees would be payable (including in the event of failure to satisfy the conditions related to stockholder approval of the merger and charter amendment, warrant acknowledgement agreements and appraisal rights or the failure to obtain the GAMCO voting and support agreement). The Special Committee provided direction to Skadden on each of these issues and noted in particular that a requirement that GAMCO execute a voting and support agreement at any point was inconsistent with prior discussions and the exclusivity condition terms.

On May 19, 2017, Skadden delivered to Sidley revised drafts of the merger agreement and form of voting and support agreement.

On May 25, 2017, representatives of Skadden and Sidley met via conference call to discuss the drafts of the merger agreement and form of voting and support agreement provided by Skadden on May 19, 2017. The representatives discussed the principal issues in the merger agreement and form of voting and support agreement, including, among other things, the warrants and related conditions and termination rights, the parties required to execute a voting and support agreement (including GAMCO) and related termination rights, the appraisal rights condition, and the circumstances under which termination fees would be payable and the amount of the termination fee for certain termination events unrelated to a superior proposal or adverse recommendation change.

On May 26, 2017, the Special Committee and Board held meetings with representatives of Skadden, Locke Lord and Rothschild present. At the meeting, representatives of Skadden reviewed the principal outstanding issues in the drafts of the merger agreement and form of voting and support agreement provided by Skadden on May 19, 2017 based on Skadden’s conference call with Sidley the previous day. In addition, Mr. Goldfarb provided updates to the Special Committee and the Board regarding the buyout of the Chinese joint venture partner. At the Board meeting, the Board approved the buyout of the Chinese joint venture partner.

On May 27, 2017, Mr. Vance informed Mr. Goldfarb on a telephone call that execution of a definitive Chinese joint venture buyout agreement would not be sufficient for BorgWarner to enter into the merger agreement. Rather, BorgWarner would require that the buyout of the Chinese joint venture partner be closed, including governmental acceptance of all required official filings—a process that could take 30 days or more from execution of a definitive agreement regarding the buyout of Sevcon’s Chinese joint venture partner.

On May 28, 2017, the Special Committee held a meeting with representatives of Skadden, Locke Lord and Rothschild present to discuss, among other things, BorgWarner’s position that it would not execute a merger agreement prior to closing the buyout of Sevcon’s Chinese joint venture partner. Following discussion, in light of the incremental delay in execution of the merger agreement as a result of BorgWarner’s revised position on the buyout of Sevcon’s Chinese joint venture partner, the Special Committee determined that additional concessions on deal protections in the merger agreement should be requested from BorgWarner, including that the termination fee payable in the event Sevcon receives a superior proposal from another party within 45 days of execution of the merger agreement and subsequently accepts such proposal would be 1.0% of Sevcon’s equity value (instead of 30 days and 1.5%, respectively), with no requirement that Sevcon accept such proposal within such 45 day period.

Later that day, the Board held a meeting with representatives of Skadden, Locke Lord and Rothschild present. Mr. Goldfarb informed the directors of BorgWarner’s position that it would not execute a merger agreement prior to closing the buyout of the Chinese joint venture partner. Following discussion, the Board agreed with the Special Committee’s proposal to request additional concessions on deal protections and determined to extend exclusivity with BorgWarner on only a week-to-week basis to enhance Sevcon’s ability to respond to inquiries from other potentially interested parties to the extent any such inquiries materialized.

On June 3, 2017, Sevcon and its Chinese joint venture partner executed an equity transfer agreement to provide for the buyout of the Chinese joint venture partner. The negotiations leading up to the execution of the equity transfer agreement resulted in a higher than expected purchase price payable by Sevcon, and notwithstanding such higher price, BorgWarner agreed not to reduce the per share merger consideration.

On June 6, 2017, a representative of Party A contacted Mr. Goldfarb regarding its prior indication of interest and was informed by Mr. Goldfarb that Sevcon was not in a position to respond to Party A’s indication of interest at that time.

On June 8, 2017, the Special Committee and Board held meetings with representatives of Skadden and Locke Lord present at each meeting and Rothschild present at the Special Committee meeting. At the meetings, the directors were updated by Mr. Goldfarb on the status of the buyout of the Chinese joint venture partner and negotiations with BorgWarner. In addition, Sevcon management presented to the Board management’s updated five-year financial projections. The presentation included “optimistic” and “pessimistic” sensitivities to the projections presented by management, which were not considered reliable by management or the Board or adopted by the Board, but which were included with the financial projections provided to BorgWarner. Following the presentation and discussion by the Board, the Board adopted and approved the updated five-year financial projections presented by management for distribution to BorgWarner and Rothschild for purposes of a possible fairness opinion in connection with a transaction.

Also on June 8, 2017, Sidley delivered to Skadden revised drafts of the merger agreement and form of voting and support agreement. The draft merger agreement reflected an agreement reached previously by Mr. Vance and Mr. Goldfarb that the termination fee payable in the event Sevcon accepts a superior proposal from another party within 45 days of execution of the merger agreement would be 1.0% of Sevcon’s equity value, an improvement on the prior terms of 30 days and 1.5%, respectively. In addition, the draft merger agreement no longer included a requirement that GAMCO execute a voting and support agreement or any related termination rights for GAMCO failing to evidence its support for the merger or charter amendment prior to the stockholder meeting.

On June 12, 2017, the Special Committee held a meeting with representatives of Skadden, Locke Lord and Rothschild present. Representatives of Skadden reviewed the principal issues presented by the drafts of the merger agreement and form of voting and support agreement provided by Sidley on June 8, 2017, including requiring Sevcon’s directors and director emeritus execute a voting and support agreement, requiring Sevcon to bear the risk of challenges to the buyout of the Chinese joint venture partner, providing BorgWarner a termination right if the holders of the warrants (other than GAMCO) do not execute warrant acknowledgement agreements within 21 days of the date of the merger agreement, requiring no more than 10% of our common stock and Series A preferred stock (on an as-converted into common stock basis) having exercised appraisal rights as a condition to closing, the circumstances under which termination fees would be payable (including in the event of failure to satisfy the conditions related to stockholder approval of the merger and charter amendment, warrant acknowledgement agreements and appraisal rights) and the amount of the termination fee for certain termination events unrelated to a superior proposal or adverse recommendation change.

On June 13, 2017, Skadden delivered to Sidley revised drafts of the merger agreement and form of voting and support agreement.

On June 15, 2017, representatives of Skadden and Sidley met via conference call to discuss the principal issues in the drafts of the merger agreement and form of voting and support agreement provided by Skadden on June 13, 2017.

On June 19, 2017, Sidley delivered to Skadden revised drafts of the merger agreement and form of voting and support agreement.

On June 20, 2017, the Special Committee held a meeting with representatives of Skadden and Rothschild present. Representatives of Skadden reviewed the remaining principal outstanding issues in the drafts of the merger agreement and form of voting and support agreement provided by Sidley on June 19, 2017, which remained largely the same since Sidley’s prior drafts of the documents.

On June 22, 2017 and June 23, 2017, Messrs. Goldfarb and Boyle and representatives of BorgWarner, including Mr. Vance, and representatives of Skadden and Sidley held a series of meetings via conference call to negotiate the principal outstanding issues in the drafts of the merger agreement and form of voting and support agreement provided by Sidley on June 19, 2017. During these meetings, the parties agreed to the following resolutions of the principal outstanding issues: (i) only Meson Capital and Bassi would be required to execute voting and support agreements concurrently with the execution of the merger agreements, and Sevcon’s director and director emeritus would be required to execute a support agreement (see “The Voting and Support Agreements” beginning on page 103), (ii) certain representations and warranties regarding the buyout of the Chinese joint venture partner would be qualified by concepts of material adverse effect on Sevcon, (iii) no more than 10% of our common stock and Series A preferred stock (on an as-converted into common stock basis) having exercised appraisal rights would be a condition to closing, (iv) termination rights for failure to obtain warrant acknowledgement agreements or to satisfy the appraisal rights condition would not be exercisable until after the stockholder meeting (or if earlier, two business days prior to the outside date), and (v) an expense reimbursement amount of 1.5% of Sevcon’s equity value would be payable if the merger agreement were terminated for failure to obtain stockholder approval of the merger agreement or charter amendment, failure to obtain the warrant acknowledgement agreements or failure to satisfy the appraisal rights condition.

On June 25, 2017, Skadden delivered to Sidley a revised draft of the merger agreement reflecting the agreements reached during the meetings on June 22, 2017 and June 23, 2017, and indicated that Sevcon and Skadden had no further comments to the form of voting and support agreement. Representatives of Meson Capital and Bassi were subsequently provided drafts of the form of voting and support agreement and agreed to execute a voting and support agreement subject to execution of the merger agreement.

Also on June 25, 2017, a representative of Party E contacted a representative of Rothschild reiterating its interest in a potential acquisition of Sevcon. As instructed by the Special Committee, due to Sevcon’s exclusivity with BorgWarner, the advanced stage of the negotiations with BorgWarner and the fact that BorgWarner had substantially completed its due diligence, representatives of Rothschild did not engage Party E further.

On June 27, 2017, a representative of Party A contacted Mr. Goldfarb expressing continued interest in a potential acquisition of Sevcon. As instructed by the Special Committee, for the same reasons described in respect of Party E’s contact, Mr. Goldfarb did not engage Party A further.

On June 29, 2017, the Board held a meeting with representatives of Skadden, Locke Lord and Rothschild present. Representatives of Rothschild reviewed their preliminary financial analyses with respect to Sevcon.

On July 3, 2017, Sidley delivered to Skadden a revised draft of the merger agreement. Over the following two weeks, the parties and their representatives negotiated resolution of remaining issues in the merger agreement.

On July 13, 2017, the buyout of the Chinese joint venture partner was completed.

On July 14, 2017, the Board held a meeting at Rothschild’s offices in New York, with representatives of Skadden, Locke Lord and Rothschild present. Representatives of Skadden reviewed with the directors their fiduciary duties under Delaware law, as well as the principal terms of the merger agreement. Representatives of Rothschild presented Rothschild’s financial analyses with respect to Sevcon. Representatives of Skadden then asked the representatives of Rothschild to confirm that Rothschild’s only prior engagement with BorgWarner was the engagement it disclosed to the Special Committee at its December 6, 2016 meeting. A representative of Rothschild stated that the engagement disclosed to the Special Committee during its meeting on December 6, 2016 was Rothschild’s only engagement with BorgWarner in the three year period preceding July 14, 2017. The Board meeting was then adjourned. After market close that day, the Board meeting reconvened as a joint meeting of the Board and Special Committee with representatives of Skadden, Locke Lord and Rothschild present. Representatives of Rothschild rendered Rothschild’s oral opinion to the Board and the Special Committee, subsequently confirmed by delivery of a written opinion to the Board and the Special Committee dated July 14, 2017, to the effect that, as of such date and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Rothschild, the $22.00 in cash per share to be paid to the holders of outstanding shares of our common stock, other than (i) shares of our common stock owned by Sevcon, Parent, Merger Sub or any of their respective subsidiaries and (ii) dissenting shares, pursuant to the merger agreement was fair, from a financial point of view, to such holders of shares of our common stock other than shares of our common stock owned by Sevcon, Parent, Merger Sub or any of their respective subsidiaries and dissenting shares. The Special Committee then held a meeting with representatives of Skadden, Locke Lord and Rothschild present at which it unanimously determined to recommend to the Board that the Board determine that the merger agreement and the transactions contemplated thereby, including the merger, and the charter amendment were advisable, fair to and in the best interests of Sevcon’s stockholders. The Board meeting then reconvened, and the Board unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, and the charter amendment, are fair to and in the best interests of Sevcon and its stockholders, approved, adopted and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the merger, and the charter amendment, and directed that the approval of the merger and the adoption of the merger agreement and the approval and adoption of the charter amendment be submitted to Sevcon’s stockholders.

Following the Board meeting on July 14, 2017, Sevcon, BorgWarner and Merger Sub executed the merger agreement, Meson Capital and Bassi executed separate voting and support agreements with BorgWarner, and each of Sevcon’s directors and director emeritus executed separate support agreements with BorgWarner. On the morning of July 17, 2017, Sevcon and Parent publicly announced the proposed merger through the issuance of separate press releases.

Recommendation of the Board and Reasons for the Merger

Recommendation of the Board

The Board unanimously recommends that (i) holders of our common stock vote “FOR” the proposal to approve and adopt the merger agreement and thereby approve the transactions contemplated by the merger agreement, including the merger; (ii) holders of our common stock and our Series A preferred stock vote “FOR” the proposal to approve and adopt the charter amendment; and (iii) holders of our common stock vote “FOR” the adjournment proposal and “FOR” the executive officer compensation proposal.

Reasons for the Merger and the Charter Amendment

On July 14, 2017, the Special Committee unanimously approved the merger agreement and the transactions contemplated by the merger agreement, including the merger, and the charter amendment, and unanimously recommended that the full Board approve the merger agreement and the transactions contemplated by the merger agreement, including the merger, and the charter amendment. Later the same day, the full Board unanimously (i) determined that the merger agreement and the transactions contemplated by the merger agreement, including the merger, and the charter amendment are fair to and in the best interests of Sevcon and its stockholders; (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the merger, and the charter amendment; (iii) recommended that Sevcon’s stockholders approve and adopt the merger agreement and the merger and the charter amendment; and (iv) directed that the approval of the merger and the adoption of the merger agreement and the charter amendment be submitted to Sevcon’s stockholders.

In evaluating the merger agreement, the merger and the other transactions contemplated by the merger agreement, and the charter amendment, the Board and Special Committee consulted with Sevcon’s senior management, outside legal counsel and the Special Committee’s financial advisor, Rothschild Inc., which we refer to as Rothschild. In recommending that holders of our common stock vote their shares in favor of the proposal to approve and adopt the merger agreement and holders of our common stock and Series A preferred stock vote their shares in favor of the proposal to approve and adopt the charter amendment, the Board and Special Committee also considered a number of potentially positive factors, including the following (not necessarily in order of relative importance):

•	A review of Sevcon’s current and historical financial condition, results of operations, business, competitive position and prospects as well as Sevcon’s future business plan and potential long-term value taking into account its future prospects and risks if it were to remain an independent company, including:

•	Sevcon’s recent financial performance, including the financial results of fiscal 2016 and the financial results of the first three quarters of fiscal 2017;

•	Sevcon’s current prospects for continued growth, including the potential benefits inherent in, as well as the risks associated with, continuing to execute upon and achieve management’s stand-alone plan, including the ability to raise capital; and

•	The ability of Sevcon to find, attract, hire and retain a sufficiently large and competent workforce, given the global scarcity of talented engineers and the competition for their services.

•	A consideration of potential strategic alternatives available to Sevcon, including execution of management’s stand-alone plan, the possibility of generating growth from acquisitions with other companies and other transactions, as well as the potential benefits, risks and uncertainties associated with such alternatives.

•	The belief of the Board, based on the view of Sevcon’s management, that on road electrification suppliers may increasingly favor competitors with stronger balance sheets to support volume auto production and the associated engineering, working capital and risk management.

•	The Board’s judgment, after discussion with Rothschild and management, that there could be consolidation in the automotive electrification industry because, among other reasons, original equipment manufacturers and other customers will increasingly prefer to deal with one supplier on a systems-based approach and that Sevcon would be better positioned to maximize stockholder value by participating in such consolidation earlier in time.

•	The amount of the aggregate per share merger consideration offered in relation to the Board’s estimate of the current and future value of Sevcon as an independent entity, assuming the full realization of management’s five year financial projections included in this proxy statement, and also the challenges associated with the attainment of such projections.

•

The Board’s judgment, after discussions with Rothschild and management, that (i) there were few, if any, potentially interested and capable alternative acquirers to Parent that would likely be able to compete with the financial terms proposed by Parent and (ii) if any such potential acquirer is interested in pursuing a transaction on terms more favorable to Sevcon and its stockholders than the merger, such acquirer would be able to pursue such an offer for Sevcon, and the Board would be able to respond to such an offer, pursuant to the terms of the merger agreement.

•	That Parent’s initial indication of interest contemplated a price of $19.00 per share and in the course of the negotiations with Parent, Parent raised its proposal to $21.00 per share, and then finally to $22.00 per share, and the Board’s belief that this was highest price Parent would pay and is higher than the price that any other party would reasonably be expected to pay.

•	The belief that (i) the merger consideration of $22.00 per share of our common stock ($66.00 per share of Series A preferred stock) represents full and fair value for the shares, taking into account the Board’s and the Special Committee’s familiarity with Sevcon’s current and historical financial condition, results of operations, business and prospects as well as Sevcon’s financial forecasts and its future prospects and risks if it were to remain an independent company, and the opinion of Rothschild that, as of July 14, 2017, and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Rothschild, the $22.00 in cash per share to be paid to the holders of outstanding shares of our common stock, other than (x) shares of our common stock owned by Sevcon, Parent, Merger Sub or any of their respective subsidiaries and (y) dissenting shares, pursuant to the merger agreement was fair, from a financial point of view, to such holders of shares of our common stock other than shares of our common stock owned by Sevcon, Parent, Merger Sub or any of their respective subsidiaries and dissenting shares, and (ii) that the per share merger consideration represents the highest per share consideration reasonably attainable.

•	The fact that the per common share merger consideration of $22.00 per share constitutes a significant premium over the current and historical market price of shares of our common stock, including:

•	A premium of approximately 61% over the closing price per share on July 14, 2017, the last trading day prior to public announcement of the merger;

•	A premium of approximately 64% over the volume weighted average closing price per share for the 30 trading days prior to the public announcement of the merger; and

•	A premium of approximately 62% over the volume weighted average closing price per share for the year prior to the public announcement of the merger.

•	The lack of significant trading volume for shares of our common stock may make it difficult for a stockholder to obtain liquidity for shares of our common stock without negatively affecting the stock price.

•	The fact that the consideration to be paid in the merger is all cash, which provides certainty of value and complete liquidity to Sevcon’s stockholders compared to stock or other forms of consideration.

•	The likelihood that the merger would be completed based on, among other things:

•	the fact that there is no financing condition to the completion of the merger in the merger agreement;

•	the business reputation and capabilities of Parent, and the Board’s perception that Parent is willing to devote the resources necessary to close the merger in an expeditious manner;

•	Parent’s financial condition and Parent’s representation that Parent has, through a combination of cash on hand and committed financing, all funds necessary for the payment of the aggregate per share merger consideration and to satisfy all of Parent’s other obligations under the merger agreement; and

•	the Company’s ability, under certain circumstances pursuant to the merger agreement, to seek specific performance to prevent breaches of the merger agreement by Parent and Merger Sub and to enforce specifically the terms of the merger agreement.

•	The belief that the terms of the merger agreement were the product of arms-length negotiations between the Special Committee and Sevcon’s advisors, on the one hand, and Parent and its advisors, on the other hand.

•	The belief that the terms of the merger agreement would be unlikely to deter third parties from making a superior proposal, including the fact that, subject to compliance with the terms and conditions of the merger agreement, Sevcon is permitted to furnish information to and conduct negotiations with third parties that make certain unsolicited acquisition proposals and, upon payment of a termination fee, terminate the merger agreement in order to approve a superior proposal. The termination fee would be $4,800,000 (approximately 3.0% of Sevcon’s equity value implied by the merger agreement); provided that, if the Board has determined that the other proposal was a superior proposal by August 31, 2017, the termination fee would be only $1,600,000 (approximately 1.0% of Sevcon’s equity value implied by the merger agreement).

•	The requirement that Sevcon obtain stockholder approval as a condition to completion of the merger.

•	The rights of Sevcon stockholders to demand appraisal of their shares and receive payment of the “fair value” of such shares pursuant to Section 262 of the DGCL if they comply in all respects with Section 262 of the DGCL.

•	With respect to the holders of Series A preferred stock, the fact that adoption of the charter amendment by Sevcon stockholders and the effectiveness of the charter amendment are conditions to Parent and Merger Sub’s obligation to close the merger, and that even if this condition were waived by Parent, the uncertainty of the treatment of any remaining Series A preferred stock as an outstanding security of the surviving company.

The Board and Special Committee also considered a variety of potentially negative factors in its deliberations concerning the merger agreement and the merger and the charter amendment, including the following (not necessarily in order of relative importance):

•	The fact that Sevcon’s stockholders will cease to participate in Sevcon’s future earnings growth or benefit from any future increase in its value following the merger and the possibility that the price of the common shares might increase in the future to a price greater than $22.00 per share if Sevcon remained an independent company.

•	The fact that there can be no assurances that the conditions in the merger agreement to the obligations of Parent to complete the merger agreement will be satisfied and, as a result, the merger may not be consummated.

•	The fact that it is a condition to closing to obtain a warrant acknowledgement agreement from all holders of outstanding warrants.

•	The fact that it is a condition to closing to obtain the approval of the charter amendment by the holders of Series A preferred stock, voting as a class.

•	The fact that it is a condition to closing that no more than 10% of the shares of our common stock and Series A preferred stock (on an as if converted to common stock basis) as of immediately prior to the closing may be dissenting shares.

•	The fact that the announcement and pendency of the merger, or the failure to complete the merger, may cause substantial harm to our relationships with our employees, including making it more difficult to attract and retain key personnel and the possible loss of key management and other personnel, vendors and customers.

•	The fact that gains from an all-cash transaction will generally be taxable to Sevcon’s U.S. Holders for U.S. federal income tax purposes.

•

The fact that the merger agreement contains restrictions on the conduct of Sevcon’s business prior to the completion of the merger, including generally requiring Sevcon to conduct its business only in the ordinary course, subject to specified limitations, and that Sevcon will not undertake various actions related to the conduct of its business without the prior written consent of Parent, which may delay or prevent Sevcon from undertaking business opportunities that may arise pending completion of the merger.

•	The fact that the merger agreement contains a number of provisions that may potentially discourage a third party from making a superior proposal to acquire Sevcon, but that were conditions to Parent’s willingness to enter into the merger agreement including:

•	The prohibition on Sevcon and its advisors from soliciting competing proposals;

•	The requirement that Sevcon must pay a termination fee of up to $4,800,000 if the merger agreement is terminated under specified circumstances, including if Sevcon accepts a superior proposal; and

•	The right afforded to Parent to match acquisition proposals that the Board determines in good faith are superior proposals.

•	The fact that significant costs are involved in connection with entering into and completing the merger and substantial time and effort of management is required to complete the merger, potentially resulting in disruptions to the operation of Sevcon’s business.

•	The fact that Sevcon’s directors and executive officers may have interests in the merger that may be deemed to be different from, or in addition to, those of Sevcon’s stockholders.

•	With respect to the holders of Series A preferred stock, the fact that the holders of Series A preferred stock would no longer accrue the dividends to which they would be entitled under our charter after adoption of the charter amendment and the consummation of the merger, although we are permitted to declare a dividend before closing in respect of accrued but unpaid dividends on the Series A preferred stock.

After taking into account all of the factors set forth above, as well as others, the Board and Special Committee concluded that the risks, uncertainties, restrictions and potentially negative factors associated with the merger and the charter amendment were outweighed by the potential benefits of the merger and charter amendment to Sevcon’s stockholders.

The foregoing discussion of factors considered by the Board and Special Committee is not intended to be exhaustive, but summarizes the material factors considered by the Board and Special Committee. In light of the variety of factors considered in connection with their evaluation of the merger and the charter amendment, the Board and Special Committee did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching their determinations and recommendations. Moreover, each member of the Board and Special Committee applied his own personal business judgment to the process and may have given different weight to different factors. The Board and Special Committee did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support their ultimate determinations. The Board and Special Committee based their recommendations on the totality of the information presented, including thorough discussions with, and questioning of, Sevcon’s senior management, Rothschild, and legal counsel. It should be noted that this explanation of the reasoning of the Board and Special Committee and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in “Cautionary Statement Concerning Forward-Looking Statements” beginning on page 25.

Fairness Opinion of Financial Advisor

Rothschild Inc.

In connection with the merger of Merger Sub with and into Sevcon with Sevcon surviving the merger as a wholly owned subsidiary of Parent, the Board and the Special Committee received a written opinion from the Special

Committee’s financial advisor, Rothschild, to the effect that, as of July 14, 2017, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Rothschild, the $22.00 in cash per share to be paid to the holders of outstanding shares of common stock, par value $0.10 per share, of Sevcon, other than shares of common stock of Sevcon owned by Sevcon, Parent, Merger Sub or any of their respective subsidiaries and dissenting shares, pursuant to the merger agreement, was fair, from a financial point of view, to such holders of shares of common stock of Sevcon other than other than shares of common stock of Sevcon owned by Sevcon, Parent, Merger Sub or any of their respective subsidiaries and dissenting shares.

The full text of Rothschild’s written opinion dated July 14, 2017, which describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex B and is incorporated into this proxy statement by reference. We encourage you to read this opinion carefully and in its entirety. This summary is qualified in its entirety by reference to the full text of such opinion. Rothschild’s opinion was provided for the benefit of the Board and the Special Committee in connection with their evaluation of the merger. Rothschild’s opinion should not be construed as creating any fiduciary duty on Rothschild’s part to any party. Rothschild’s opinion was limited to the fairness, from a financial point of view, to the holders of outstanding shares of common stock, par value $0.10 per share, of Sevcon, other than shares of common stock of Sevcon owned by Sevcon, Parent, Merger Sub or any of their respective subsidiaries and dissenting shares, on the date of the opinion, of the $22.00 in cash per share to be paid to such holders pursuant to the merger agreement, and Rothschild expressed no opinion as to any underlying decision that Sevcon may have made to engage in the merger or any alternative transaction, the relative merits of the merger as compared to any alternative transaction or the terms (other than the $22.00 in cash per share to be paid pursuant to the merger agreement to the holders of outstanding shares of common stock of Sevcon, other than shares of common stock of Sevcon owned by Sevcon, Parent, Merger Sub or any of their respective subsidiaries and dissenting shares, to the extent expressly set forth in the written opinion) of the merger, the merger agreement or any other agreement entered into in connection with the merger. Rothschild’s opinion did not constitute a recommendation to the Board or the Special Committee as to whether to approve the merger or a recommendation as to how any holder of shares of common stock of Sevcon should vote or otherwise act with respect to the merger or any other matter. In addition, Rothschild did not express any opinion or view with respect to (i) the fairness to, or any other consideration of, the holders of any class of securities (other than holders of shares of common stock of Sevcon and then only to the extent expressly set forth in its written opinion) or creditors or other constituencies, including the fairness to, or any other consideration of, the holders of shares of Series A preferred stock, or the holders of the warrants, (ii) the fairness to the holders of shares of common stock of Sevcon of the consideration or other payments to be paid to the holders of shares of Series A preferred stock and the warrants pursuant to the merger, (iii) the fairness to the holders of shares of common stock of Sevcon of the allocation of the total consideration and other payments pursuant to the merger among the holders of shares of common stock of Sevcon, shares of Series A preferred stock and the warrants or (iv) the fairness to the holders of shares of common stock of Sevcon of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Parent or Sevcon, or any class of such persons, whether relative to the $22.00 in cash per share to be paid to the holders of shares of common stock of Sevcon, other than shares of common stock of Sevcon owned by Sevcon, Parent, Merger Sub or any of their respective subsidiaries and dissenting shares, pursuant to the merger agreement or otherwise.

In arriving at its opinion, Rothschild, among other things:

•	reviewed the draft of the merger agreement dated July 13, 2017;

•	reviewed certain publicly available business and financial information that Rothschild deemed to be generally relevant concerning Sevcon and the industry in which it operates, including certain research analyst reports and the reported price and historical trading activity for shares of common stock of Sevcon;

•	compared the proposed financial terms of the merger with the publicly available financial terms of certain transactions involving companies Rothschild deemed generally relevant and the consideration received in such transactions;

•	compared the financial and operating performance of Sevcon with publicly available information concerning certain other public companies Rothschild deemed generally relevant, including data related to public market trading levels and implied trading multiples;

•	reviewed certain internal financial and operating information with respect to the business, operations and prospects of Sevcon furnished to or discussed with Rothschild by the management of Sevcon;

•	reviewed certain financial forecasts relating to Sevcon prepared by the management of Sevcon, including the June forecasts (the “Forecasts”);

•	performed such other financial studies and analyses and considered such other information as Rothschild deemed appropriate for the purposes of its opinion; and

•	held discussions with certain members of the management of Sevcon regarding the merger, the past and current business operations and financial condition and prospects of Sevcon, the Forecasts and certain other matters Rothschild believed necessary or appropriate to its inquiry.

In arriving at its opinion, Rothschild, with the Special Committee’s consent, relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished or made available to Rothschild by Sevcon and its associates, affiliates and advisors, or otherwise reviewed by or for Rothschild, and Rothschild did not assume any responsibility or liability therefor. Rothschild did not conduct any valuation or appraisal of any assets or liabilities of Sevcon (including, without limitation, real property owned by Sevcon or to which Sevcon holds a leasehold interest), nor were any such valuations or appraisals provided to Rothschild, and Rothschild did not express any opinion as to the value of such assets or liabilities. Rothschild did not evaluate the solvency or fair value of Sevcon or Parent under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. In addition, Rothschild did not assume any obligation to conduct any physical inspection of the properties or the facilities of Sevcon or Parent. At the direction of the management of Sevcon, Rothschild used and relied upon the Forecasts for purposes of its opinion. In relying on the Forecasts, Rothschild assumed, at the direction of Sevcon, that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by Sevcon’s management as to the expected future results of operations and financial condition of Sevcon. Rothschild expressed no view as to the reasonableness of the Forecasts and the assumptions on which they were based. Rothschild assumed that the transactions contemplated by the merger agreement will be consummated as contemplated in the merger agreement without any waiver, amendment or delay of any term or condition, including, among other things, that the parties will comply with all material terms of the merger agreement and that in connection with the receipt of all necessary governmental, regulatory or other approvals and consents required for the merger, no material delays, limitations, conditions or restrictions will be imposed.

For purposes of rendering its opinion, Rothschild assumed that there had not occurred any material change in the assets, financial condition, results of operations, business or prospects of Sevcon since the date of the most recent financial statements and other information, financial or otherwise, relating to Sevcon made available to Rothschild, and that there was no information or any facts that would make any of the information reviewed by Rothschild incomplete or misleading. Rothschild did not express any opinion as to any tax or other consequences that may result from the merger, nor did its opinion address any legal, tax, regulatory or accounting matters. Rothschild relied as to all legal, tax and regulatory matters relevant to rendering its opinion upon the assessments made by Sevcon and Sevcon’s other advisors with respect to such issues. In arriving at its opinion, Rothschild did not take into account any litigation, regulatory or other proceeding that was pending or may be brought against Sevcon or any of its affiliates. In addition, Rothschild relied upon and assumed, without independent verification, that the final form of the merger agreement would not differ in any material respect from the latest draft of the merger agreement reviewed by Rothschild.

Rothschild’s opinion was necessarily based on securities markets, economic, monetary, financial and other general business and financial conditions as they existed and could be evaluated on, and the information made available to Rothschild as of, the date of its opinion and the conditions and prospects, financial and otherwise, of Sevcon as they were reflected in the information provided to Rothschild and as they were represented to Rothschild in discussions with the management of Sevcon. Rothschild expressed no opinion as to the price at which shares of common stock of Sevcon will trade at any future time.

Rothschild employed several analytical methodologies in connection with rendering the opinion described above and no one method of analysis should be regarded as critical to the overall conclusion reached by Rothschild. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The conclusion reached by Rothschild was based on all analyses and factors taken as a whole and also on application of Rothschild’s experience and judgment, which conclusion may involve significant elements of subjective judgment and qualitative analysis. In its analyses, Rothschild considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of Sevcon. No company, transaction or business used in those analyses as a comparison is identical to Sevcon or the merger, and an evaluation of those analyses is not entirely mathematical. Rather, the analyses involved complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions analyzed.

The estimates contained in Rothschild’s analyses and the valuation ranges resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by its analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, Rothschild’s analyses and estimates are inherently subject to substantial uncertainty.

Summary of Financial Analyses of Rothschild Inc.

The financial analyses summarized below include information presented in tabular format. In order to fully understand Rothschild’s financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Rothschild’s financial analyses. The order of analyses described below does not represent the relative importance or weight given to the analysis by Rothschild.

Selected Public Companies Analysis

Rothschild analyzed the market values and trading multiples of the following publicly traded developers and producers of powertrain products, electric motors, controllers or inverters, and automotive technology which were selected based upon the experience and judgment of Rothschild and were deemed by Rothschild to be generally relevant for comparative purposes to Sevcon from a business and financial perspective:

Powertrain Products:

•	Continental Aktiengesellschaft

•	Delphi Automotive PLC

•	Schaeffler AG

•	BorgWarner Inc.

•	Allison Transmission Holdings, Inc.

Electric Motors, Controllers or Inverters:

•	DENSO Corporation

•	Eaton Corporation plc

•	Nidec Corporation

•	Mitsubishi Electric Corporation

•	Mabuchi Motor Co., Ltd.

•	Johnson Electric Holdings Limited

Automotive Technology:

•	Sensata Technologies Holding N.V.

•	Gentex Corporation

•	CTS Corporation

•	MiX Telematics Limited

•	First Sensor AG

Although none of the companies listed above is identical or directly comparable to Sevcon, these companies are publicly traded companies with business or operating characteristics, such as product portfolio, lines of business, geographic markets, business risks, revenue drivers and growth prospects, that for purposes of its analysis Rothschild considered similar to Sevcon. In evaluating the selected companies, Rothschild made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Sevcon, such as the impact of competition on the business of Sevcon or the industry generally, industry growth and the absence of any material adverse change in the financial condition and prospects of Sevcon or the industry or in the financial markets in general.

Rothschild calculated and compared various financial multiples for the selected companies and Sevcon.

For purposes of this analysis, (i) for each of the selected companies, Rothschild reviewed closing stock prices on July 14, 2017, public filings made by such companies for certain historic financial information and research analyst estimates for forecasts for such companies and (ii) for Sevcon, Rothschild reviewed the closing price per share of common stock of Sevcon on July 14, 2017, certain historic financial information for Sevcon, as provided by the management of Sevcon and approved for Rothschild’s use, the June forecasts and the number of fully diluted shares of common stock of Sevcon outstanding, , as provided by the management of Sevcon and approved for Rothschild’s use, and calculated the following metrics for each selected company and Sevcon:

•	enterprise value (“EV”), as a multiple (“EV/Sales Ratio”) of estimated revenue (“Sales”) for calendarized fiscal years ended September 30, 2017, September 30, 2018 and September 30, 2019;

•	EV, as a multiple (“EV/EBITDA Ratio”) of estimated non-GAAP earnings before interest, taxes, depreciation and amortization (“EBITDA”) for calendarized fiscal years ended September 30, 2017, September 30, 2018 and September 30, 2019;

•	EV, as a multiple (“EV/EBIT Ratio”) of estimated non-GAAP earnings before interest and taxes (“EBIT”) for calendarized fiscal years ended September 30, 2017, September 30, 2018 and September 30, 2019;

•	closing stock price as of July 14, 2017, as a multiple (“P/E Ratio”) of estimated earnings per share (“EPS”) for calendarized fiscal years ended September 30, 2017 and September 30, 2018; and

•	P/E ratio, as a multiple (“PEG Ratio”) of growth rate of its EPS (“Growth Ratio”) for calendarized fiscal years ended September 30, 2017 and September 30, 2018.

Unless otherwise noted in the chart below, EV for the above metrics was calculated as fully diluted market value based on closing stock prices on July 14, 2017 plus, with respect to each of selected company, such selected company’s most recently disclosed net debt or, with respect to Sevcon, net debt as of July 13, 2017 as provided by the management of Sevcon.

All references to “fully diluted shares of common stock of Sevcon outstanding” and phrases of similar import, when used in relation to Sevcon, used in “The Merger—Fairness Opinion of Financial Advisor” in relation to Sevcon, mean the number of fully diluted outstanding shares of common stock (in case of options and warrants, calculated on a treasury method basis) including Series A preferred stock on an as converted basis.

The results of Rothschild’s review of the above metrics are summarized in the chart below:

	EV/Sales Ratio			EV/EBITDA Ratio			EV/EBIT Ratio					PE Ratio				PEG Ratio
	2017E	2018E	2019E	2017E	2018E	2019E	2017E		2018E		2019E	2017E		2018E		2017E		2018E
Selected Public Companies
Min.	0.78x	0.75x	0.73x	5.2x	4.9x	4.6x	7.6x		7.2x		6.8x	8.3x		7.4x		0.2x		0.7x
Avg.	1.80x	1.71x	1.62x	9.1x	8.3x	7.8x	13.1x		11.7x		10.7x	16.8x		15.1x		2.6x		1.5x
Med.	1.51x	1.45x	1.37x	8.1x	7.5x	7.0x	11.9x		10.3x		9.5x	15.3x		14.1x		1.5x		1.5x
Max.	4.15x	3.92x	3.75x	16.3x	14.1x	12.3x	23.0x		19.7x		17.4x	28.4x		24.7x		13.1x		2.5x
Sevcon
$13.69[1]	2.10x	1.75x	1.16x	n.a.	52.0x	7.4x	n.a	[3]	n.a.	[3]	8.9x	n.a.	[3]	n.a.	[3]	n.a.	[3]	n.a.	[3]
$22.00[2]	3.11x	2.60x	1.73x	n.a.	77.2x	10.9x	n.a	[3]	n.a.	[3]	13.2x	n.a.	[3]	n.a.	[3]	n.a.	[3]	n.a.	[3]

1	Closing price of shares of common stock of Sevcon on June 14, 2017.
2	EV calculated as fully diluted market value based on $22.00 per share of common stock of Sevcon, plus net debt.
3	Reflects negative EBITDA, EBIT, EPS or PEG Ratio, as applicable.

Based on the EV/Sales Ratios calculated above and on Rothschild’s professional judgment, Rothschild applied an illustrative range of EV/Sales Ratios of 1.5x to 2.0x to the estimated Sales of Sevcon for fiscal year 2018, as provided in the June forecasts, to reach a range of implied EVs. To calculate implied equity values, Rothschild then subtracted from such implied EVs the estimated amount of net debt of Sevcon as of July 13, 2017, as provided by the management of Sevcon and approved for Rothschild’s use. Rothschild then divided such implied equity values by the number of fully diluted shares of common stock of Sevcon outstanding, as provided by the management of Sevcon and approved for Rothschild’s use, to reach the following range of implied values per share of common stock of Sevcon, rounded to the nearest $0.25: $11.25 to $16.00.

Selected Precedent Transactions Analysis

Rothschild calculated and compared various transaction value multiples paid in selected transactions involving automotive technology suppliers and financial multiples for Sevcon.

For purposes of this analysis, (i) for each of the selected companies, Rothschild reviewed closing stock prices on July 14, 2017, public filings made by such companies and other publicly available information for certain historic financial information and (ii) for Sevcon, Rothschild reviewed the closing price per share of common stock of Sevcon on July 14, 2017, certain historic financial information for Sevcon, as provided by the management of Sevcon and approved for Rothschild’s use, the June forecasts and the number of fully diluted shares of common stock of Sevcon outstanding, as provided by the management of Sevcon and approved for Rothschild’s use, and calculated the following metrics for each selected transaction and Sevcon:

•	the implied EV of the target of the selected transaction as a multiple (“EV/LTM Sales Ratio”) of last-twelve-months (“LTM”) revenue of the target publicly disclosed at the time each such selected transaction was announced;

•	the implied EV of the target of the selected transaction as a multiple (“EV/LTM EBITDA Ratio”) of LTM EBITDA of the target publicly disclosed at the time each such selected transaction was announced; and

•	the implied EV of the target of the selected transaction as a multiple (“EV/LTM EBIT Ratio”) of LTM EBIT of the target publicly disclosed at the time each such selected transaction was announced.

Unless otherwise noted in the chart below, EV for the above metrics was calculated as fully diluted market value based on the purchase price in the transaction plus, with respect to each of the selected transactions, the net debt of the target in such transaction most recently disclosed prior to the announcement of such transaction or, with respect to Sevcon, net debt as of July 13, 2017 as provided by the management of Sevcon.

The results of Rothschild’s analysis are summarized in the chart below:

Announcement Date	Bidder	Target	EV/ LTM Sales Ratio		EV/ LTM EBITDA Ratio		EV/ LTM EBIT Ratio
December 2016	Investor group including Dalian Wanda Group	ZhuhaiYinlong New Energy Co Ltd (minority stake)	3.83x		16.5x		18.9x
December 2016	Investor-led consortium	JICO Co. Ltd. (minority stake)	0.94x		26.5x		n.a.	[4]
November 2016	Samsung Electronics Co Ltd	Harman Intl Industries Inc	1.31x		11.1x		15.8x
September 2016	Knorr-Bremse AG	Haldex AB	1.38x		13.8x	[5]	20.0x	[5]
March 2016	Yinyi Group Co Ltd	Punch PowerTrain NV	3.10x		16.0x		n.a.	[4]
December 2015	TT Electronics PLC	Aero Stanrew Ltd	2.56x		13.2x		14.2x
July 2015	Delphi Automotive PLC	Hellermann Tyton Group PLC	2.50x		15.6x		18.7x
July 2015	BorgWarner Inc.	Remy International Inc	1.03x		11.3x		38.0x
May 2015	Continental AG	Elektrobit Automotive GmBH	3.28x		26.7x		37.3x
April 2015	Jiangxi Special Electric Motor	Hangzhou Mige Electric Co. Ltd	2.61x		13.7x		14.3x
Overall Minimum			0.94x		11.1x		14.2x
Overall Average			2.25x		16.4x	[5]	22.1x	[5]
Overall Median			2.53x	[5]	14.7x	[5]	18.8x	[5]
Overall Maximum			3.83x		26.7x		38.0x
Sevcon ($13.69[6] per share)			2.33x		n.a.	[7]	n.a.	[4]
Sevcon ($22.00 per share)			3.46x		n.a.	[7]	n.a.	[4]

4	Reflects negative EBIT.
5	The financial analyses reviewed with the Special Committee on July 14, 2017 contained an incorrect presentation of the median of the EV/LTM Sales Ratios and the following incorrect multiples relating to the acquisition of Haldex AB: EV/LTM EBITDA Ratio and EV/LTM EBIT Ratio. This table corrects such multiples relating to the acquisition of Haldex AB as well as the overall average and median for such multiples and the median of the EV/LTM Sales Ratios. Rothschild has confirmed that these incorrect multiples, averages and medians were not material to its financial analyses or its opinion.
6	EV calculated as fully diluted market value based on the closing price per share of common stock of Sevcon on July 14, 2017, plus net debt of Sevcon as of July 13, 2017 as provided by the management of Sevcon.
7	Reflects negative EBITDA.

Based on the EV/LTM Sales Ratios calculated for the selected transactions involving automotive technology suppliers and on Rothschild’s professional judgment, Rothschild applied an illustrative range of EV/LTM Sales

Ratios of 2.0x to 3.0x to the estimated LTM Sales for third quarter 2017 of approximately $59 million, as provided in the June forecasts, to reach a range of implied EVs. Rothschild then subtracted from such implied EVs the estimated amount of net debt of Sevcon as of July 13, 2017, as provided by the management of Sevcon and approved for Rothschild’s use, to reach implied equity values. Rothschild then divided such implied equity values by the number of fully diluted shares of common stock of Sevcon outstanding, as provided by the management of Sevcon and approved for Rothschild’s use, to reach the following range of implied values per share of common stock of Sevcon, rounded to the nearest $0.25: $12.00 to $19.75.

Illustrative Discounted Cash Flow Analysis

Rothschild performed an illustrative discounted cash flow analysis of Sevcon to derive a range of implied values per share of Sevcon. Rothschild calculated a range of implied EVs, by adding (x) the estimated unlevered, after-tax free cash flows over fourth quarter 2017 and fiscal years 2018 through 2022, as provided in the June forecasts, assuming $1.6 million in estimated benefits of Sevcon’s net operating losses for each of the years 2019 through 2022, as provided by Sevcon’s management and approved for Rothschild’s use, after the application of a range of illustrative after-tax discount rates of 14.00% to 16.00%, which was based on the estimated weighted average cost of capital for Sevcon, to (y) the terminal value of Sevcon, after the application of a range of illustrative after-tax discount rates of 14.00% to 16.00%. Rothschild estimated the terminal value of Sevcon by applying an illustrative range of growth rates in perpetuity of 3.0% to 5.0%, which Rothschild selected using its experience and professional judgment, to the estimated unlevered, after-tax free cash flows for the terminal period generated by Rothschild. Unlevered, after-tax free cash flows for the terminal period were calculated as EBIAT (earnings before interest after tax) after application of the illustrative range of growth rates described above, less increases in net working capital after application of the such illustrative range of growth rates to Sevcon’s net working capital as of September 30, 2022, plus depreciation, less capital expenditures, each of the foregoing (other than the illustrative range of growth rates) as reflected in the June forecasts for fiscal year 2022. Rothschild then subtracted from such illustrative EVs the estimated amount of net debt of Sevcon as of July 13, 2017, as provided by the management of Sevcon and approved for Rothschild’s use, to reach a range of implied equity values. Rothschild then divided such implied equity values by the number of fully diluted shares of common stock of Sevcon outstanding, as provided by the management of Sevcon and approved for Rothschild’s use, to reach the following range of implied values per share of common stock of Sevcon, rounded to the nearest $0.25: $15.00 to $22.75.

Other Factors

In rendering its opinion, for illustrative purposes only and not relied upon in reaching its conclusion, Rothschild also reviewed and considered other factors, including:

•	historic closing prices of shares of common stock of Sevcon, noting, as a reference point, that the closing price of a share of common stock of Sevcon, rounded to the nearest $0.25, ranged from $8.25 to $16.50 in the 52-week period preceding July 14, 2017;

•	the most recent future public market trading price target published by Craig-Hallum Capital Group LLC, the only research analyst covering Sevcon, noting that the one (1)-year target price of $24.00 per share of common stock of Sevcon published by Craig-Hallum Capital Group LLC on May 16, 2017 discounted to July 14, 2017 at a discount rate of 17.00%, reflecting an estimate of Sevcon’s cost of equity and rounded to the nearest $0.25 would be $20.50 per share of common stock of Sevcon;

•

the premiums paid in selected precedent transactions involving U.S.-listed targets announced between September 1, 2010 and June 21, 2017 with implied equity values between $50 million and $200 million (excluding financial institutions and real estate companies), noting that the first (1st) and third (3rd) quartile of premiums paid in these selected transactions relative to the target company’s closing stock prices one (1) day, one (1) week and one (1) month prior to the public announcement of the transaction, ranged from 20% to 70% and that when a premium of 20% to 70% was applied to the closing price of

$13.69 per share of common stock of Sevcon on July 14, 2017 the resulting range of implied prices, rounded to the nearest $0.25, was $16.50 to $23.25 per share of common stock of Sevcon; and

•	a range of implied present values of the future price per share of common stock of Sevcon, which was calculated by:

•	deriving a range of illustrative prices per share of common stock of Sevcon by (a) applying illustrative EV/EBIT multiples ranging from 12.0x to 15.0x to estimated EBIT of Sevcon for fiscal year 2019, as provided in the June forecasts, (b) subtracting the estimated net debt as of the end of fiscal year 2019, as provided in the June forecasts, and (c) dividing by the number of fully diluted shares of common stock of Sevcon outstanding, as provided by the management of Sevcon and approved for Rothschild’s use;

•	discounting the range of illustrative future prices per share of common stock of Sevcon at fiscal year-end 2019 back to July 14, 2017 using a discount rate of 17.0%, reflecting an estimate of Sevcon’s cost of equity;

which resulted in an illustrative range of implied present values, rounded to the nearest $0.25, of $17.25 to $21.50 per share of common stock of Sevcon.

Miscellaneous

Rothschild is acting as financial advisor to Sevcon with respect to the merger and was entitled to receive a fee of $500,000.00 upon delivery of its opinion and will be entitled to receive a fee currently estimated to be approximately $3.5 million upon consummation of the merger. In addition, Sevcon agreed to reimburse Rothschild’s expenses and indemnify Rothschild against certain liabilities that may arise out of its engagement. In the past Rothschild has provided certain financial advisory services to Parent. During the two year period ended July 14, 2017, Rothschild has not been engaged by Sevcon or its affiliates known to Rothschild to provide financial advisory services for which Rothschild received compensation. Rothschild and its affiliates may in the future provide financial services to Sevcon, Parent and/or their respective affiliates in the ordinary course of our businesses from time to time and may receive fees for the rendering of such services.

Rothschild and its affiliates are engaged in a wide range of financial advisory and investment banking activities. In addition, in the ordinary course of their asset management, merchant banking and other business activities, Rothschild’s affiliates may trade in the securities of Sevcon, Parent and any of their respective affiliates, for their own accounts or for the accounts of their affiliates and customers, and may at any time hold a long or short position in such securities.

Rothschild’s opinion was given and speaks only as of its date. Subsequent developments may affect Rothschild’s opinion and the assumptions used in preparing it, and Rothschild does not have any obligation to update, revise, or reaffirm its opinion. Rothschild’s opinion was approved by the Global Advisory Commitment Committee of Rothschild.

Certain Financial Forecasts

We do not, as a matter of course, publicly disclose forecasts or projections as to future performance, earnings or other results due to the inherent unpredictability of the underlying long-term assumptions, estimates and projections. Our management prepared and provided to our Board estimated forward-looking financial information for the years 2017 through 2022, which we refer to as the financial forecasts, for use in connection with the evaluation of a possible transaction. The financial forecasts were provided to the Board and to Parent, and to their respective advisors, and to Rothschild in connection with its financial analyses summarized under “The Merger—Fairness Opinion of Financial Advisor” beginning on page 49.

The information set forth below is included solely to give Sevcon’s stockholders access to relevant portions of the financial forecasts and is not included in this proxy statement in order to influence any stockholder of Sevcon to vote in favor of the merger or the charter amendment or for any other purpose, including whether or not to seek appraisal rights with respect to a stockholder’s shares of our common stock or Series A preferred stock.

The financial forecasts were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts, or generally accepted accounting principles. In addition, the financial forecasts were not prepared with the assistance of or reviewed, compiled or examined by independent accountants. The financial forecasts do not comply with U.S. generally accepted accounting principles, which we refer to as GAAP. The financial forecasts may differ from published analyst estimates and forecasts and do not take into account any events or circumstances after the date they were prepared, including the announcement of the merger.

The financial forecasts were based on numerous variables and assumptions that are inherently uncertain and may be beyond our management’s control. Important factors that may affect actual results and result in such forecasts not being achieved include: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement and the inability to complete the merger due to the failure to obtain stockholder approval for the merger or the failure to satisfy other conditions to completion of the merger, including that a governmental authority may prohibit, delay or refuse to grant approval for the consummation of the transaction, and risks and uncertainties pertaining to our business, including the risks and uncertainties detailed in our public periodic filings with the SEC. In addition, the financial forecasts may be affected by our ability to achieve strategic goals, objectives and targets over the applicable period. These assumptions, upon which the financial forecasts were based, necessarily involve judgments with respect to, among other things, future economic, competitive and regulatory conditions and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among other things, the inherent uncertainty of the business and economic conditions affecting the industry in which we operate, and the risk and uncertainties described under “Cautionary Statement Concerning Forward-Looking Statements” beginning on page 25, all of which are difficult or impossible to predict accurately and many of which are beyond our control and, upon consummation of the merger, will be beyond the control of the surviving company. The financial forecasts also reflect assumptions as to certain business decisions that are subject to change.

The financial forecasts were developed by Sevcon without giving effect to the transactions contemplated by the merger agreement, and therefore the financial forecasts do not give effect to the merger or any changes to Sevcon’s operations or strategy that may be implemented after the consummation of the merger, including any costs incurred in connection with the merger. Furthermore, the financial forecasts do not take into account the effect of any failure of the transactions contemplated by the merger agreement to be completed and should not be viewed as accurate or continuing in that context.

Accordingly, there can be no assurance that the financial forecasts will be realized, and actual results may vary materially from those shown. The inclusion of the financial forecasts in this proxy statement should not be regarded as an indication that any of Sevcon, Rothschild, Parent and Merger Sub or their respective affiliates, officers, directors, advisors or other representatives considered or consider the financial forecasts necessarily predictive of actual future events, and the financial forecasts should not be relied upon as such. None of Sevcon, Rothschild, Parent, Merger Sub or their respective affiliates, officers, directors, advisors or other representatives can give any assurance that actual results will not differ from the financial forecasts, and Sevcon undertakes no obligation to update or otherwise revise or reconcile the financial forecasts to reflect circumstances existing after the date such financial forecasts were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the financial forecasts are shown to be in error. None of Sevcon, or, to the knowledge of Sevcon, Parent and Merger Sub, intends to make publicly available any update or other revisions to the financial forecasts. None of Sevcon or its respective affiliates, officers, directors, advisors or other representatives has made or makes any representation to any stockholder or other person regarding the ultimate performance of Sevcon compared to the information contained in the financial forecasts or that forecasted results will be achieved. Sevcon has made no representation to Parent or Merger Sub, in the merger agreement or otherwise, concerning the financial forecasts.

The financial forecasts include certain measures, including EBITDA, EBIT and EBIAT (in each case, as defined below), that may be considered non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by Sevcon may not be comparable to similarly titled measures used by other companies.

In light of the foregoing factors and the uncertainties inherent in these projections, stockholders of Sevcon are cautioned not to place undue, if any, reliance on the financial forecasts.

June 2017 Forecasts

The following is a summary of certain of the Sevcon financial forecasts prepared by management of Sevcon, and given to Rothschild, the Board and to Parent, and to their respective advisors, in each case in June 2017, which as subsequently adjusted as described in the footnotes to the table below, we refer to as the June forecasts, and which were used by Rothschild for the purpose of its fairness opinion. See “The Merger—Fairness Opinion of Financial Advisor” beginning on page 49. All amounts in the table below are expressed in thousands unless otherwise specified.

US$000’ yle Sep-30	2015A	2016A	2017E	2018E	2019E	2020E	2021E	2022E
Revenue	41,142	49,801	62,000	74,086	111,527	140,632	150,479	165,704
Revenue growth %	8.5%	21.1%	24.5%	19.5%	50.5%	26.1%	7.0%	10.1%
EBITDA(1)	2,552	(3,135)	(3,045)	2,496	17,635	28,763	32,140	38,552
EBITDA margin %	6.2%	(6.3%)	(4.9)%	3.4%	15.8%	20.5%	21.4%	23.3%
EBIT(2)	1,893	(5,334)	(5,263)	(136)	14,584	25,475	28,691	34,854
EBIT margin %	4.6%	(10.7%)	(8.5)%	(0.2)%	13.1%	18.1%	19.1%	21.0%
Income Tax(3)	(406)	(42)	1,157	140	(1,228)	(4,797)	(7,173)	(8,713)
EBIAT(4)	1,487	(5,376)	(4,106)	4	13,356	20,678	21,518	26,140
Depreciation & Amortization(5)	659	2,199	2,218	2,633	3,051	3,288	3,449	3,698
Capex	(1,309)	(1,432)	(2,425)	(1,500)	(1,825)	(2,301)	(2,462)	(2,712)
Change in NWC	(2,845)	(3,410)	(579)	1,113	(1,748)	(3,936)	(1,312)	(2,109)
FCF(6)	(2,008)	(8,019)	(4,892)	2,250	12,835	17,729	21,193	25,018

(all $ figures expressed in thousands)

A = Actual

E = Estimates prepared by Sevcon management

(1)	The non-GAAP measurement of EBITDA in the above table is calculated by adding to, or deducting from net income, charges or benefits for interest, income taxes and depreciation and amortization.

EBITDA as defined by Sevcon may differ from EBITDA used by other companies and is not a measurement under U.S. GAAP. There are limitations inherent in non-U.S. GAAP financial measures in that they exclude a variety of charges and credits that are required to be included in a U.S. GAAP presentation, and therefore do not present the full measure of Sevcon’s recorded costs against its revenue. EBITDA should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP or as a measure of a company’s profitability or liquidity.

(2)	The non-GAAP measurement of EBIT in the above table is calculated by adding to, or deducting from net income, interest and income taxes.

(3)	The forecasts provided to the Board on June 8, 2017 and to Parent contained an incorrect presentation of Income Tax for 2018 and 2019 resulting in differences of $427,000 and $2,038,000, respectively, which accordingly resulted in different EBIAT and FCF calculations. Each of these items was corrected in the forecasts provided to Rothschild and approved for Rothschild’s use. The table above reflects the corrected Income Tax, EBIAT and FCF. In addition, for the purpose of its fairness opinion, based on information provided by Sevcon, Rothschild assumed $1,571,000 of net operating losses used to offset Income Tax expense for 2019 and 2020, which also accordingly resulted in different EBIAT and FCF calculations and are reflected in the table above.
(4)	The non-GAAP measurement of EBIAT (earnings before interest after taxes) in the above table is equivalent to after-tax EBIT and is an indicator of Sevcon’s actual and forecast operating performance.
(5)	The forecast increase in the charge for depreciation and amortization between fiscal years 2016 and 2017 represents the full year impact in 2017 of the acquisition of Bassi S.r.l. in January 2016. The forecast increase in depreciation and amortization between 2017 and 2022 represents the additional depreciation charge arising from the investment in a refurbished U.K. head-office facility in late fiscal year 2017 and ongoing investment in research and development equipment.
(6)	FCF (Free Cash Flow) is calculated as EBIT after Tax plus Depreciation and Amortization, minus Capex, Changes in NWC and Changes in Deferred Tax Assets.

The key assumptions underlying the Sevcon financial forecasts set forth above, include the following:

•	Revenue forecasts for 2017 through 2022 are highly dependent on the growth in sales to manufacturers of on-road hybrid and electric vehicles.

•	Forecast revenue from the sale of controls to on-road automotive manufacturers represents 50% of the production forecasts received from original equipment manufacturers’ for awarded business for fiscal years 2018 through 2022.

•	The Sevcon revenue forecasts assume that sales to manufacturers of industrial off-road vehicles will remain broadly flat at $35 million for fiscal years 2016 through 2022.

•	The forecast sales of battery chargers in 2017 and 2018 represent the annualized sales of the post-acquisition eight month period of fiscal 2016 together with awarded business from existing customers; thereafter it is assumed that the charger segment will grow at 5% per annum.

•	Sevcon sells and produces products across the globe and as such our results are highly dependent on global currency exchange rates, principally the EURO/USD and EURO/Sterling exchange rates. The Sevcon financial forecasts assume that exchange rates for the dollar (USD) against each of the Euro (EURO), Pound Sterling (GBP) in 2017, 2018, 2019, 2020, 2021 and 2022 would be as set forth in the table below.

Exchange Rate	2017E	2018E	2019E	2020E	2021E	2022E
EURO/GBP	1.30	1.30	1.30	1.30	1.30	1.30
EURO/USD	1.12	1.12	1.12	1.12	1.12	1.12

A GAAP reconciliation of Net Income (Loss) to EBITDA, EBIT and EBIAT is provided below:

US$000’ yle Sep-30	2015A	2016A	2017E	2018E	2019E	2020E	2021E	2022E
Revenue	41,142	49,801	62,000	74,086	111,527	140,632	150,479	165,704
Revenue growth %	8.5%	21.1%	24.5%	19.5%	50.5%	26.1%	7.0%	10.1%
Gross Profit	15,834	16,108	15,993	24,598	39,454	50,683	54,178	60,853
Operating Expenses	(13,844)	(21,568)	(21,256)	(24,734)	(24,870)	(25,208)	(25,487)	(26,000)
Net Income (Loss)	1,539	(5,866)	(5,986)	(560)	11,221	19,107	21,518	26,140
Interest Expense	76	423	1,880	564	564	—	—	—
Interest Income	(31)	(16)	—	—	—	—	—	—
Income Tax(1)	406	(1)	(1,157)	(140)	2,799	6,368	7,173	8,713
Depreciation & Amortization(2)	637	1,767	2,218	2,633	3,051	3,288	3,449	3,698
EBITDA(3)	2,627	(3,693)	(3,045)	2,496	17,635	28,763	32,140	38,552
EBITDA margin %	6.4%	(7.4%)	(4.9)%	3.4%	15.8%	20.5%	21.4%	23.3%
EBIT	1,990	(5,460)	(5,263)	(136)	14,584	25,475	28,691	34,854
EBIT margin %	4.8%	(11.0%)	(8.5)%	(0.2)%	13.1%	18.1%	19.1%	21.0%
EBIAT	1,584	(5,459)	(4,106)	4	11,785	19,107	21,518	26,140

(1)	The forecasts provided to the Board on June 8, 2017 and to Parent and Rothschild and approved for Rothschild’s use contained an incorrect presentation of the Income Tax for 2016 resulting in a difference of $(43,000).
(2)	The forecasts provided to the Board on June 8, 2017 and to Parent and Rothschild and approved for Rothschild’s use contained an incorrect presentation of Depreciation & Amortization resulting in a difference of $22,000 in 2015 due to a typographical error. Such forecasts also contained an incorrect presentation of Depreciation & Amortization resulting in a difference of $432,000 in 2016 due to the inclusion in this category of the amortization of fair value adjustments relating to certain tangible assets following the acquisition of Bassi S.r.l. in January 2016.
(3)	There were differences in EBITDA in 2015 and 2016 of $(75,000) and $558,000 respectively, between the forecasts provided to the Board on June 8, 2017 and to Parent and Rothschild and approved for Rothschild’s use and EBITDA for 2015 and 2016 as presented in the table above. These differences were due to the inclusion in the measure of EBITDA provided to the Board on June 8, 2017 and to Parent and Rothschild and approved for Rothschild’s use of certain foreign currency gains and losses and minor items of other income and expense, together with the depreciation and amortization differences noted in (2) above.

December 2016 Forecasts

In addition to the Sevcon financial forecasts above, Sevcon provided financial forecasts in December 2016, prepared by management of Sevcon, to the Board, its advisors and Rothschild and in February 2017 to Parent, its advisors and Rothschild. These forecasts were prepared by members of management in connection with Sevcon’s three-year strategic plan for the fiscal years 2017 through 2019.

US$000’ yle Sep-30	2017E	2018E	2019E
Revenue(1)	62,206	80,371	138,123
Revenue growth %	24.9%	29.2%	71.9%
Operating Expenses	(20,315)	(21,318)	(21,517)
Net Income (Loss)	(2,324)	1,149	19,347
Interest Expense	601	604	604
Interest Income	(13)
Tax	(581)	287	4,837
Depreciation & Amortization	2,218	2,633	3,051
EBITDA(2)	(99)	4,673	27,839
EBIT(2)	(2,317)	2,040	24,788

(1)	The Revenue shown above reflects the forecast provided to the Board in December 2016. The forecast provided to Parent and Rothschild in February 2017 contained slightly revised Revenues which were $594,000 higher for 2017, $529,000 higher for 2018 and $44,000 higher for 2019.
(2)	In each of 2017, 2018 and 2019, EBITDA and EBIT, as presented in the forecasts to Parent and Rothschild in February 2017, were lower by $40,000 than is presented in the table above, due to an amount of forecast sundry income being incorrectly excluded from those line items in the February 2017 presentation.

The definitions of EBITDA and EBIT are the same as noted above in explanation of the June forecasts.

The key assumptions underlying the December 2016 Sevcon financial forecasts set forth above, include the following:

•	Revenue forecasts for 2017 through 2019 are, as noted for the June forecasts, highly dependent on the growth in sales to manufacturers of on-road hybrid and electric vehicles.

•	The revenue forecasts assume that sales to manufacturers of industrial off-road vehicles will remain broadly flat at $35 million for fiscal years 2017 through 2019.

•	Forecast revenue from the sale of controls to on-road automotive manufacturers represents the production forecasts received from original equipment manufacturers’ for awarded business only for fiscal years 2017 through 2019.

•	The forecast sales of battery chargers in 2017 through 2019 represents the annualized sales of the post-acquisition eight-month period of fiscal 2016 together with awarded business from existing customers.

•	The Sevcon financial forecasts in the table above assume that exchange rates for the dollar against the Euro and the Pound Sterling would be $1.12 and $1.30, respectively.

Interests of the Directors and Executive Officers of Sevcon in the Merger

When considering the recommendation of the Board that you vote to approve the proposals to approve and adopt the merger agreement, and thereby approve the merger, and approve and adopt the charter amendment, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, your interests as a stockholder. The Special Committee was aware of these interests and considered them, among other matters, in evaluating and overseeing the negotiation of the merger agreement, and in recommending that the Board approve the merger agreement and the merger and approve the charter amendment. The Board was also aware of these interests in approving the merger agreement and the merger and in recommending that the merger agreement be adopted by the stockholders of Sevcon. These interests are described below.

In General

Our directors and certain of our executive officers hold equity awards whose vesting will be accelerated upon and by reason of the consummation of the merger as described in “The Merger Agreement—Treatment of Common and Preferred Stock, Warrants and Stock-Based Awards” beginning on page 77. Our directors have no other interests in the merger that are different from or in addition of the interests of stockholders generally, except that the Board approved a per-meeting fee of $500 for each Special Committee member, which, based on the number of Special Committee meetings held through the date of this proxy statement, represents approximately $17,000 for each such member, and the Board also approved an additional fee of $100,000 for Matt Goldfarb (net of any per-meeting fees received by Mr. Goldfarb), payable upon and subject to completion of the merger, in consideration for the additional time commitment and effort required of him in his capacity as Chairman of the Special Committee.

Two of our executive officers, Matt Boyle, our President and Chief Executive Officer, and Paul Farquhar, our Vice President and Chief Financial Officer, have service and non-competition/non-solicitation agreements with Sevcon that provide certain severance benefits upon a change in control. Moreover, prior to or following the closing, our executive officers may discuss or enter into agreements with Parent or its affiliates regarding employment with, or the right to purchase equity or participate in equity incentive compensation plans of, Parent or its affiliates.

Payment of Equity Award Values

Pursuant to the terms of the merger agreement and the Equity Plan, Sevcon equity awards held by the directors and certain executive officers that are outstanding immediately prior to the effective time of the merger will be subject to the following treatment.

Options

Each of Messrs. Boyle and Farquhar holds options that would have vested in accordance with their terms on or before December 31, 2018, assuming his continued employment or service through the date on which such options are scheduled to become vested and achievement of any applicable performance-based vesting conditions. At the effective time of the merger, such options will be cancelled and converted into the right to receive the option payment, which will be paid to each of Messrs. Boyle and Farquhar promptly following the effective time of the merger (and not later than the first regularly scheduled payroll date not less than five business days after the effective time of the merger) as further described in the section of this proxy statement entitled “The Merger Agreement—Treatment of Common and Preferred Stock, Warrants and Stock-Based Awards” beginning on page 77.

Restricted Stock Awards

Each of our nonemployee directors and two of our executive officers, Messrs. Boyle and Farquhar, holds restricted stock awards that vest in accordance with their terms at the effective time of the merger or that would have vested in accordance with their terms on or before December 31, 2018, assuming the holder’s continued employment or service through the date on which such restricted stock awards are scheduled to become vested and achievement of any applicable performance-based vesting conditions. At the effective time of the merger, such restricted stock awards will be converted into the right to receive the restricted stock award payment, which will be paid to each of our nonemployee directors and Messrs. Boyle and Farquhar promptly following the effective time of the merger (and not later than the first regularly scheduled payroll date not less than five business days after the effective time of the merger) as further described in the section of this proxy statement entitled “The Merger Agreement—Treatment of Common and Preferred Stock, Warrants and Stock-Based Awards” beginning on page 77. The performance-based vesting conditions underlying the restricted stock award held by Andrea Bassi, Sevcon’s General Manager—Chargers, will be deemed to have been satisfied in full and his restricted stock award payment will vest and become payable one-third promptly following the effective time of the merger (and not later than the first regularly scheduled payroll date not less than five business days after the effective time of the merger) and, assuming he remains employed on the respective date, one-third on February 27, 2019, and one-third on February 7, 2020, or on a pro-rata basis upon his termination of employment by reason of death, disability or retirement (as determined by Parent under its equity compensation practices) before such respective date, all as further described in the section of this proxy statement entitled “The Merger Agreement—Treatment of Common and Preferred Stock, Warrants and Stock-Based Awards” beginning on page 77.

Quantification of Unvested Equity Awards

The following table shows the estimated cash amounts that each Sevcon director and executive officer would be eligible to receive upon the effectiveness of the merger or following the effectiveness of the merger with regard to the options and restricted stock awards held by the director or executive officer, assuming the effective date of the merger occurs on August 1, 2017.

Name (1)	Options		Restricted Stock Awards		Total Value ($)
	Shares (#)	Value ($)(2)	Shares (#)	Value ($)
Executive Officers
Mr. Boyle	4,615	61,887	55,385	1,218,470	1,280,357
Mr. Farquhar	4,615	61,887	37,385	822,470	884,357
Mr. Bassi (3)	—	—	10,000	222,000	222,000
Non-Employee Directors (4)(5)
Mr. Angiolillo	—	—	4,700	103,400	103,400
Mr. Goldfarb	—	—	4,700	103,400	103,400
Mr. Ketelhut	—	—	4,700	103,400	103,400
Mr. Morris	—	—	4,700	103,400	103,400
Mr. Schenker	—	—	4,700	103,400	103,400
Mr. Steadman	—	—	4,700	103,400	103,400
Mr. Stump			4,700	103,400	103,400

(1)	David Sidlow, Managing Director of Sevcon Limited, an executive officer, is omitted from this table as he began his employment with Sevcon on July 10, 2017, and does not hold any options or restricted stock awards.
(2)	The exercise price of each option is denominated in British Pounds. The values shown in the table equal the difference between $22.00 and the exercise price (determined using the exchange rate ($1.3216 per Pound) in effect as of August 1, 2017) multiplied by the number of shares subject to the option.
(3)	This amount reflects Mr. Bassi’s full award that is being converted into the right to receive the restricted stock award payment. Subject to continued employment or service through the date on which the restricted stock award is scheduled to become vested and satisfaction of any terms and conditions applicable to such restricted stock immediately prior to the effective time of the merger, one-third of this amount will be payable promptly following the effective time of the merger (and not later than the first regularly scheduled payroll date not less than five business days after the effective time of the merger) and the remaining amount will vest and become payable as to one-third on each of February 27, 2019 and February 7, 2020, provided that if his employment or service is terminated prior to either such date as a result of death, disability or retirement (as determined by Parent under its equity compensation practices), he will be entitled to receive a pro rata portion of such amount, as further described in the section of this proxy statement entitled “The Merger Agreement—Treatment of Common and Preferred Stock, Warrants and Stock-Based Awards” beginning on page 77.
(4)	Maarten Hemsley and Frederick Wang ceased to be non-employee directors of Sevcon on February 2, 2016 and March 16, 2016, respectively, and do not hold any options or restricted stock awards.
(5)	Marvin Schorr, director emeritus of Sevcon, holds a restricted stock award in the same amount as each of the non-employee directors.

Payments to Executive Officers Upon Termination Following Change in Control

Sevcon has entered into service agreements with each of its executive officers, as well as non-competition/non-solicitation agreements with each of Messrs. Boyle and Farquhar.

Service Agreements

Mr. Boyle’s service agreement continues until terminated by Sevcon upon at least 12 months’ notice, or by Mr. Boyle upon at least three months’ notice. Mr. Farquhar’s service agreement continues until terminated by Sevcon upon at least six months’ notice, or by Mr. Farquhar upon at least three months’ notice. For the first 12 months after a change of control (which would include the merger), the notice period for termination by Sevcon is increased to 18 months with respect to Mr. Boyle and 12 months with respect to Mr. Farquhar. Sevcon may, in its discretion, make a payment of salary in lieu of the whole or any part of any unexpired notice period, together with a sum equivalent to the fair value of any other benefits of employment provided under the terms of the service agreement on the date that the payment of salary in lieu of notice is made. If Sevcon (or Parent, following the merger) terminates the employment of either officer for cause, the officer would not be entitled to notice or compensation. The officers are also not entitled to the notice or compensation described herein if their respective service agreements expire on the officer’s 65th birthday and are only entitled to six months’ notice for termination due to the officer’s disability. Neither agreement provides for severance or any other special benefit as a result of the merger except as described herein.

Sevcon also has service agreements with Messrs. Sidlow and Bassi that require Sevcon to give prior written notice of termination without cause, but neither provides for a longer notice period, nor severance or any other special benefit, as a result of the merger.

Non-Competition and Non-Solicitation Agreements

In addition, Sevcon has entered into a non-competition and non-solicitation agreement with each of Messrs. Boyle and Farquhar. These and the service agreements prohibit Mr. Boyle, for up to 24 months after his termination, and Mr. Farquhar, for up to 12 months after his termination, from (i) soliciting or enticing customers and employees away from Sevcon or any of its subsidiaries, (ii) having business dealings with any customer which is in competition with the business, and (iii) interfering with the continuance of supplies and services from Sevcon’s suppliers. Additionally, for 12 months following Mr. Boyle’s termination and six months following Mr. Farquhar’s termination, such executive officer may not be involved with any business concern which is (or intends to be) in competition with the business, and at any time following termination, neither may represent himself as connected with or disparage Sevcon or any of its subsidiaries or fail to comply with his obligations to protect confidential information (with certain exception). The periods for which the foregoing restrictions apply are reduced by any period that Messrs. Boyle or Farquhar spend on “garden leave” immediately prior to termination. The non-competition and non-solicitation agreements further provide that if the employment of either Mr. Boyle or Mr. Farquhar is terminated other than for cause, upon expiration of the agreement on the officer’s 65th birthday or due to disability, each then-outstanding equity award will vest, with performance-based awards vesting in full, and each then-outstanding option will remain exercisable through the term of such award. However, as described above, their outstanding equity awards will vest in full upon the effectiveness of the merger.

See the following section entitled “Quantification of Potential Payments and Benefits to Named Executive Officers in Connection with the Merger” for an estimate of the amounts that would become payable to each of Messrs. Boyle and Farquhar under the merger agreement, their service agreements and their non-competition/non-solicitation agreements upon the effectiveness of the merger.

Sevcon’s service agreements with Messrs. Sidlow and Bassi also impose non-competition and non-solicitation restrictions on those officers. For Mr. Bassi, the restricted period is three years; however, he is entitled to payment of 40% of his final annual gross salary divided by 12 and multiplied by the number of months of validity of the non-competition covenant. In Mr. Sidlow’s case, the restrictions as described above run for six months after termination of employment and he is also subject to restrictions regarding confidentiality.

Quantification of Payments and Benefits to Named Executive Officers in Connection with the Merger

In accordance with Item 402(t) of Regulation S-K under the Securities Act, the table below sets forth the estimated amounts that each of Sevcon’s named executive officers could receive that is based on or otherwise related to the merger. The amounts have been calculated assuming that (i) the effective time of the merger is August 1, 2017, (ii) each named executive officer experiences a qualifying termination of employment immediately after such date, and (iii) Sevcon elects to make a discretionary payment in lieu of notice in the maximum amount provided by his respective service agreement. See the section entitled “Interests of the Directors and Officers of Sevcon in the Merger” above for further information about the compensation disclosed in the table below. The amounts set forth in the table below are the subject of a non-binding, advisory vote of all stockholders, as described in the section entitled “Advisory Vote on Merger-Related Named Executive Officer Compensation” beginning on page 107 of this proxy statement.

Sevcon’s named executive officers for the purposes of this disclosure are Matt Boyle, President and Chief Executive Officer, and Paul N. Farquhar, Vice President and Chief Financial Officer.

The amounts in the table below do not include amounts the named executive officers were already entitled to receive irrespective of the merger or that were vested as of August 1, 2017. They also do not include amounts they would receive as stockholders of Sevcon on the same basis as all other stockholders. In addition, the amounts indicated below are estimates of amounts that would be payable to the named executive officers and the estimates are based on multiple assumptions that may not prove correct, including assumptions described in this proxy statement. Accordingly, the actual amounts, if any, to be received by a named executive officer may differ in material respects from the amounts set forth below.

Golden Parachute Compensation

Name	Cash ($)(1)	Equity ($)(2)	Total ($)
Mr. Boyle	487,783	1,280,357	1,768,140
Mr. Farquhar	200,636	884,357	1,084,993

(1)	Cash. Represents the total value of the cash payment and ancillary benefits that Parent, the surviving corporation or one of their subsidiaries would pay to the named executive officer if his employment was terminated following a qualifying termination of employment within 12 months after the change in control, which would be paid over an 18 month, with respect to Mr. Boyle, or 12 month, with respect to Mr. Farquhar, notice period or, at Sevcon’s option, in a lump sum in lieu thereof. This amount includes the additional six months’ notice period to which the named executive officers’ are entitled following a qualifying termination of employment within 12 months after a change in control, and such amount will be paid in a cash lump sum in lieu of notice. Such lump sum with respect to Mr. Boyle is equal to $162,594, and with respect to Mr. Farquhar is equal to $100,318. Any such payment would be made in British Pounds. The respective amounts shown in the table were determined using each named executive officer’s salary as of August 1, 2017, and the exchange rate ($1.3216 per Pound) in effect as of that date. The amounts in this column and in this footnote are “double-trigger” in nature, which means that the payment of these amounts is conditioned upon a qualifying termination of employment on or after the completion of the merger. As described in the section of this proxy statement entitled “Payments to Executive Officers Upon Termination Following Change in Control” beginning on page 64, Messrs. Boyle and Farquhar are subject to non-competition and non-solicitation restrictive covenants under the terms of their service agreements and their non-competition and non-solicitation agreements.
(2)	Equity. Represents the aggregate cash payments to be made in respect of unvested options and restricted stock awards, which are “single-trigger” in nature, which means that the payment of these amounts is conditioned solely on the completion of the merger. The surviving corporation would cause these amounts to be paid in a lump sum. Refer to the section of this proxy statement entitled “The Merger Agreement—Treatment of Common and Preferred Stock, Warrants and Stock-Based Awards” beginning on page 77 for additional information regarding the treatment of equity awards.

Financing of the Merger

The merger agreement is not subject to any financing contingency. Parent and Merger Sub have informed Sevcon that they expect the funds needed by them in connection with the merger will be derived from a combination of cash on hand and committed financing.

Closing and Effective Time of the Merger

Unless otherwise mutually agreed in writing among Sevcon, Parent and Merger Sub, the closing of the merger will take place on the third business day following the day on which the last of the conditions to the closing of the merger (described under “The Merger Agreement—Conditions to the Merger” beginning on page 95) have been satisfied or waived (other than those conditions that by their nature may only be satisfied at the closing of the merger, but subject to the satisfaction or waiver of those conditions on such date).

Assuming timely satisfaction of the necessary closing conditions, we currently expect the closing of the merger to occur in the third or fourth calendar quarter of 2017. The effective time of the merger will occur upon the certificate for the merger having been duly filed with, and accepted by, the Secretary of State of the State of Delaware (or at such later time as we, Parent and Merger Sub may agree and specify in the certificate of merger).

Appraisal Rights

If the merger agreement is adopted by the stockholders of the Company and the merger is consummated, any stockholders who did not vote in favor of the adoption of the merger agreement (or consent thereto in writing) and who are entitled to demand and have properly made a demand for appraisal and do not thereafter fail to perfect, effectively withdraw, or otherwise lose their right to appraisal in accordance with Section 262 of the DGCL, which we refer to as Section 262, shall be entitled to have the fair value of their shares of Sevcon common stock or Series A preferred stock appraised by the Delaware Court of Chancery in accordance with Section 262. Holders of Sevcon common stock or Series A preferred stock electing to exercise appraisal rights must comply precisely with the provisions of Section 262 in order to perfect their rights. Strict compliance with the statutory procedures is required to perfect appraisal rights under Delaware law.

The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a holder of Sevcon common stock or Series A preferred stock, as applicable, in order to demand appraisal of such shares of Sevcon common stock or Series A preferred stock and perfect appraisal rights. All references in this summary to a “stockholder” are to the record holder of shares of Sevcon common stock or Series A preferred stock, as applicable, unless otherwise indicated.

THIS SUMMARY, HOWEVER, IS NOT A COMPLETE STATEMENT OF ALL APPLICABLE REQUIREMENTS AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SECTION 262, THE FULL TEXT OF WHICH APPEARS IN ANNEX C TO THIS PROXY STATEMENT. FAILURE TO FOLLOW PRECISELY ANY OF THE STATUTORY PROCEDURES SET FORTH IN SECTION 262 MAY RESULT IN THE LOSS OF YOUR APPRAISAL RIGHTS. MOREOVER, DUE TO THE COMPLEXITY OF THE PROCEDURES FOR EXERCISING THE RIGHT TO SEEK APPRAISAL, STOCKHOLDERS WHO ARE CONSIDERING EXERCISING SUCH RIGHTS ARE ENCOURAGED TO SEEK THE ADVICE OF LEGAL COUNSEL. THIS SUMMARY DOES NOT CONSTITUTE ANY LEGAL OR OTHER ADVICE, NOR DOES IT CONSTITUTE A RECOMMENDATION THAT YOU EXERCISE YOUR RIGHTS TO SEEK APPRAISAL UNDER SECTION 262.

Only a holder of record of shares of Sevcon common stock or Series A preferred stock is entitled to demand appraisal rights for the shares registered in that holder’s name.

Beneficial owners of shares of Sevcon common stock or Series A preferred stock who do not also hold such shares of record must act promptly to cause the record holder, such as a broker, bank or other nominee, to follow the steps summarized below properly and in a timely manner to perfect appraisal rights in respect of those shares of Sevcon common stock or Series A preferred stock. If shares of Sevcon common stock or Series A preferred stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made by or for the record owner, and if the shares of Sevcon common stock or Series A preferred stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. In the event a record owner, such as a broker, who holds shares of Sevcon common stock or Series A preferred stock as a nominee for others, exercises his or her right of appraisal with respect to the shares of Sevcon common stock or Series A preferred stock held for one or more beneficial owners, while not exercising this right for other beneficial owners, the written demand should state the number of shares of Sevcon common stock or Series A preferred stock as to which appraisal is sought. Where no number of shares is expressly mentioned, we will presume that the demand covers all shares held in the name of the record owner.

IF YOU HOLD YOUR SHARES OF SEVCON COMMON STOCK OR SERIES A PREFERRED STOCK IN A BROKERAGE ACCOUNT OR BANK ACCOUNT OR IN OTHER NOMINEE FORM AND YOU WISH TO EXERCISE APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR BROKER, BANK OR THE OTHER NOMINEE TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE MAKING OF A DEMAND FOR APPRAISAL BY THE NOMINEE. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER, BANK OR IN OTHER NOMINEE FORM, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.

Where a merger agreement is to be submitted for adoption at a meeting of stockholders, Section 262 requires that stockholders for whom appraisal rights are available be notified not less than 20 days before the stockholders’ meeting to vote on the merger in connection with which appraisal rights will be available. A copy of Section 262 must be included with such notice. This proxy statement constitutes our notice to Sevcon stockholders of the availability of appraisal rights in connection with the merger in compliance with the requirements of Section 262, and the full text of Section 262 is attached to this proxy statement as Annex C. In connection with the merger, any holder of Sevcon common stock or Series A preferred stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s right to do so, should review Annex C carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner will result in the loss of appraisal rights under the DGCL. A stockholder who loses his, her or its appraisal rights will be entitled to receive the merger consideration described in the merger agreement.

If you elect to demand appraisal of your shares, you must satisfy EACH of the following conditions:

•	You must deliver to us a written demand for appraisal of your shares before the vote with respect to the merger is taken. This written demand for appraisal is separate from any proxy or vote abstaining from or voting against the adoption of the merger agreement that you may choose to submit with respect to shares of Sevcon common stock you hold. Voting against or abstaining from voting or failing to vote for the adoption of the merger agreement by itself does not constitute a demand for appraisal within the meaning of Section 262. The demand must reasonably inform us of the identity of the stockholder and state that the stockholder intends to demand appraisal of his, her or its shares.

•

If you are a holder of Sevcon common stock, you must not vote in favor of, or consent in writing to, the adoption of the merger agreement. A vote in favor of the adoption of the merger agreement and merger, by proxy submitted by mail, over the Internet, by telephone or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement and will also constitute a waiver of your appraisal rights in respect of the shares so voted and nullify any previously filed written demands for appraisal. Therefore, a holder of Sevcon common stock who submits a proxy and who wishes to exercise appraisal rights must instruct the proxy holder to vote against the adoption of the merger agreement or abstain from voting on the adoption of the merger agreement. Holders of Series A preferred stock are not entitled to vote on the proposal to adopt the merger agreement.

•	You must hold shares of Sevcon common stock or Series A preferred stock on the date of the written demand for appraisal and must continue to hold your shares of Sevcon common stock or Series A preferred stock through the effective time of the merger. Therefore, a stockholder who is the record holder of shares of Sevcon common stock or Series A preferred stock on the date the written demand for appraisal is made but who thereafter transfers the shares prior to the effective time of the merger will lose any right to appraisal with respect to such shares.

•	You must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within 120 days after the effective time of the merger. The surviving corporation is under no obligation to file any petition and has no intention of doing so.

If you are a holder of Sevcon common stock and you fail to comply with any of these conditions with respect to any shares of Sevcon common stock, or fail to perfect or otherwise lose or effectively withdraw, your right to appraisal, and the merger is completed, your shares of Sevcon common stock will be deemed to have been converted at the effective time into the right to receive the per common share merger consideration, without interest and less any applicable withholding taxes, but you will have no appraisal rights with respect to such shares of Sevcon common stock. If you are a holder of Series A preferred stock and you fail to comply with any of these conditions with respect to any shares of Series A preferred stock, or fail to perfect or otherwise lose or effectively withdraw, your right to appraisal, and the merger is completed, your shares of Sevcon Series A preferred stock will be deemed to have been converted at the effective time into the right to receive the per preferred share merger consideration, without interest and less any applicable withholding taxes, but you will have no appraisal rights with respect to such shares of Series A preferred stock.

All demands for appraisal pursuant to Section 262 must be delivered to and received by the Company at the following address: Sevcon, Inc., Attention: Corporate Secretary, 155 Northboro Road, Southborough, Massachusetts 01772 USA, and must be delivered before the vote on the adoption of the merger agreement is taken at the special meeting and should be executed by, or on behalf of, the record holder of the shares of Sevcon common stock or Series A preferred stock. The demand must reasonably inform us of the identity of the stockholder and state that the stockholder intends to demand appraisal of his, her or its shares.

If the merger is completed, within 10 days after the effective time of the merger, the surviving corporation must give written notice that the merger has become effective and the effective date thereof to each holder of Sevcon common stock and each holder of Series A preferred stock who has properly made a written demand for appraisal pursuant to Section 262 and who has not failed to perfect, effectively withdrawn or otherwise lost their right to appraisal in accordance with Section 262, and, in the case of Sevcon common stock, who did not vote in favor of (or otherwise consent in writing to) the adoption of the merger agreement. At any time within 60 days after the effective time of the merger, any holder of Sevcon common stock or Series A preferred stock who has demanded an appraisal pursuant to Section 262, and who has not commenced an appraisal proceeding or joined an appraisal proceeding as a named party, has the right to withdraw such stockholder’s demand for appraisal and to accept the cash payment specified by the merger agreement for his or her shares of Sevcon common stock or Series A preferred stock; after this period, the holder of Sevcon common stock or Series A preferred stock may withdraw such demand for appraisal only with the consent of the surviving corporation. Within 120 days after the effective time of the merger, any stockholder who has complied with Section 262 will, upon written request to the surviving corporation, be entitled to receive from the surviving corporation a written statement setting forth the aggregate number of shares not voted in favor of the adoption of the merger agreement and with respect to which demands for appraisal rights have been received by us and the aggregate number of holders of such shares.

A person who is the beneficial owner of shares of Sevcon common stock or Series A preferred stock held in a voting trust or by a nominee on behalf of such person may, in such person’s own name, request from the corporation the statement described in the previous sentence. Such written statement will be mailed to the requesting stockholder within 10 days after such written request is received by the surviving corporation or within 10 days after expiration of the period for delivery of demands for appraisal, whichever is later. Within 120 days after the effective time of the merger, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 and who is otherwise entitled to appraisal rights may file a petition in the Delaware Court of Chancery demanding a determination of the “fair value” of the shares held by all stockholders entitled to appraisal. A person who is the beneficial owner of shares of Sevcon common stock or Series A preferred stock held in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file the petition described in the previous sentence. Upon the filing of the petition by a stockholder, service of a copy of such petition shall be made upon Sevcon, as the surviving corporation. The surviving corporation has no obligation to file such a petition in the event there are stockholders seeking appraisal. Accordingly, the failure of a stockholder to file such a petition within the period specified could nullify the stockholder’s demand for appraisal. There is no present intent on the part of Sevcon to file an appraisal petition, and stockholders seeking to exercise appraisal rights should not assume that Sevcon will file such a petition or that Sevcon will initiate any negotiations with respect to the “fair value” of such shares. If no party files a petition for appraisal within 120 days after the effective time of the merger, then the holders of Sevcon common stock and Series A preferred stock will lose the right to an appraisal and will instead be entitled to receive the applicable merger consideration offered pursuant to the merger agreement. Accordingly, stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262. The Court of Chancery will dismiss any appraisal proceeding as to all holders of Sevcon common stock who are otherwise entitled to appraisal rights unless (1) the total number of shares of Sevcon common stock and Series A preferred stock entitled to appraisal exceeds 1% of the outstanding shares of Sevcon common stock and Series A preferred stock eligible for appraisal or (2) the value of the consideration provided in the merger for such total number of shares of Sevcon common stock and Series A preferred stock seeking appraisal exceeds $1,000,000.

If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving corporation. The Register in Chancery, if so ordered by the Delaware Court of Chancery, must give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving corporation and to the stockholders shown on the verified list at the addresses therein stated. Such notice must also be given by one or more publications at least one week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Delaware Court of Chancery deems advisable.

The forms of the notices by mail and by publication must be approved by the Delaware Court of Chancery, and the costs thereof will be borne by the surviving corporation.

At the hearing on such petition, the Delaware Court of Chancery will determine the stockholders who have complied with Section 262 and who have become entitled to appraisal rights. The Delaware Court of Chancery may require the stockholders who have demanded appraisal for their shares and who hold stock represented by certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

After determination of the holders of Sevcon common stock entitled to appraisal of their shares of Sevcon common stock, the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the

Delaware Court of Chancery will appraise the shares of Sevcon common stock, determining their “fair value” exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the “fair value”. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, and except as provided in Section 262, interest from the effective time of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court of Chancery, and (2) interest theretofore accrued, unless paid at that time. Sevcon is under no obligation to make such voluntary cash payment prior to such entry of judgment.

After determination of the holders of Series A preferred stock entitled to appraisal of their shares of Series A preferred stock, the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will appraise the shares of Series A preferred stock, determining their “fair value” in accordance with the DGCL, together with interest, if any, to be paid upon the amount determined to be the “fair value”. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective time of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest will accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court of Chancery, and (2) interest theretofore accrued, unless paid at that time. Sevcon is under no obligation to make such voluntary cash payment prior to such entry of judgment.

Upon application by the surviving corporation or by any stockholder entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the verified list filed by the surviving corporation and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under Section 262.

When the “fair value” is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon, if any, by the surviving corporation to the stockholders entitled to receive the same, in the case of holders of uncertificated stock forthwith, and in the case of holders of shares represented by certificates upon the surrender to the surviving corporation of the certificates representing such stock.

In determining “fair value”, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining “fair value” in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that “fair value” is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.”

You should be aware that the “fair value” of your shares of Sevcon common stock or Series A preferred stock as determined under Section 262 could be more than, the same as, or less than the value that you are entitled to receive under the terms of the merger agreement. Although the Company believes that the merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the merger consideration.

Moreover, we and Parent each reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share of Sevcon common stock or Series A preferred stock is less than the applicable merger consideration.

Costs of the appraisal proceeding may be imposed upon the surviving corporation and the stockholders participating in the appraisal proceeding by the Delaware Court of Chancery as the Court deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder who had demanded appraisal rights will not, after the effective time of the merger, be entitled to vote shares subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares, other than with respect to payment as of a record date prior to the effective time of the merger; however, if no petition for appraisal is filed within 120 days after the effective time of the merger, or if the stockholder delivers a written withdrawal of his or her demand for appraisal and an acceptance of the terms of the merger within 60 days after the effective time of the merger or thereafter with the written approval of Sevcon as the surviving corporation, then the right of that stockholder to appraisal will cease. Any such attempt to withdraw an appraisal demand more than 60 days after the effective time of the merger will require our written approval. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the prior approval of the Court, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, that any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party will maintain the right to withdraw its demand for appraisal and to accept the cash that such holder would have received pursuant to the merger agreement within 60 days after the effective time of the merger.

In view of the complexity of Section 262, holders of Sevcon common stock who may wish to pursue appraisal rights and holders of Series A preferred stock who may wish to pursue appraisal rights should consult their legal advisors. To the extent there are any inconsistencies between the foregoing summary and Section 262, Section 262 will govern.

Accounting Treatment

The merger will be accounted for as a “purchase transaction” for financial accounting purposes.

U.S. Federal Income Tax Consequences of the Merger

The following discussion is a summary of U.S. federal income tax consequences of the merger relevant to holders of shares of Sevcon common stock or Series A preferred stock whose shares are converted into the right to receive cash pursuant to the merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (which we refer to as the Code), Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service (which we refer to as the IRS), and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. This discussion is limited to holders who hold their shares of Sevcon common stock or Series A preferred stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes). This discussion does not describe any of the tax consequences arising under the laws of any state, local or foreign tax jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation (e.g., estate or gift taxation) or the alternative minimum tax or the Medicare net investment income surtax that may be relevant or applicable to a particular holder in connection with the merger. For purposes of this discussion, a “holder” means a U.S. Holder (as defined below).

This discussion does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances. For example, this discussion does not address:

•	holders who may be subject to special treatment under U.S. federal income tax laws, such as financial institutions; tax-exempt organizations; S-corporations or any other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes; insurance companies; mutual funds; dealers in stocks and securities; traders in securities that elect to use the mark-to-market method of accounting for their securities; regulated investment companies; real estate investment trusts; entities subject to the U.S. anti-inversion rules; or certain former citizens or long-term residents of the United States;

•	holders holding the shares as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;

•	holders who received their shares of Sevcon common stock in a compensatory transaction;

•	holders who own an equity interest, actually or constructively, in Parent or the surviving corporation following the merger;

•	holders whose “functional currency” is not the U.S. dollar;

•	holders who hold their common stock or Series A preferred stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;

•	holders who are not U.S. Holders;

•	holders who have, at any point, actually or constructively owned 5% or more of Sevcon common stock or Series A preferred stock; or

•	holders that do not vote in favor of the merger and who properly demand appraisal of their shares under Section 262 of the DGCL.

If a partnership (including an entity or arrangement, domestic or foreign, treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of Sevcon common stock or Series A preferred stock, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares of Sevcon common stock or Series A preferred stock and partners therein should consult their tax advisors regarding the consequences of the merger.

No ruling has been or will be obtained from the IRS regarding the U.S. federal income tax consequences of the merger described below. No assurance can be given that the IRS will agree with the views expressed in this discussion, or that a court will not sustain any challenge by the IRS in the event of litigation.

THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCAL OR FOREIGN TAXING JURISDICTION.

U.S. Holders

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of Sevcon common stock or Series A preferred stock who or that is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	A trust (1) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in Section 7701(a)(30) of the Code; or (2) that has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

The receipt of cash by a U.S. Holder in exchange for shares of common stock or Series A preferred stock pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder’s gain or loss will be equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the shares surrendered pursuant to the merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares. Such gain or loss generally will be capital gain or loss, and generally will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). There are limitations on the deductibility of capital losses.

If a U.S. Holder acquired different blocks of common stock or Series A preferred stock at different times or different prices, such U.S. Holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of common stock or Series A preferred stock, as the case may be.

Regulatory Approvals Required for the Merger

Under the merger agreement, the merger cannot be completed until the parties have received approval from the Austrian Federal Competition Authority. Sevcon and Parent and its affiliates filed the required Austrian regulatory filing on July 26, 2017.

At any time before or after consummation of the merger, the Department of Justice, or the DOJ, or the Federal Trade Commission, or the FTC (notwithstanding that no filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, was required or made), could take such action under antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the merger and seeking divestiture of substantial assets of Sevcon, Parent or Merger Sub. At any time before or after the completion of the merger, any state or non-U.S. government entity could take such action under antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the merger and seeking divestiture of substantial assets of Sevcon, Parent or Merger Sub. Private parties may also seek to take legal action under antitrust laws under certain circumstances.

There can be no assurance that the approval of the Austrian Federal Competition Authority described above, or any other regulatory approvals that might be required to consummate the merger, will be obtained and, if obtained, there can be no assurance as to the timing of any approvals, ability to obtain the approvals on satisfactory terms or the absence of any litigation challenging such approvals. There can also be no assurance that the DOJ, the FTC or any other governmental entity or any private party will not attempt to challenge the merger on antitrust grounds, and, if such a challenge is made, there can be no assurance as to its result. For a description of the parties’ obligations with respect to regulatory approvals related to the merger, see “The Merger Agreement—Filings; Other Actions; Notification” beginning on page 91.

Dividends

Sevcon suspended the payment of cash dividends on shares of our common stock in fiscal year 2009 to meet the needs of the business during the global recession. Under the terms of the merger agreement, Sevcon is prohibited from declaring, setting a record date for, setting aside for payment or paying any dividends on, or making any other distributions in respect of, its capital stock, except for (i) any dividend or distribution by a subsidiary of Sevcon to Sevcon or to another wholly owned subsidiary of Sevcon or (ii) dividends accrued on the Series A preferred stock pursuant to the terms of our charter during the period beginning immediately after the end of the most recent semi-annual period with respect to which a dividend was declared on the Series A preferred stock prior to the date of the merger agreement and ending immediately prior to the effective time of the merger.

THE MERGER AGREEMENT

This section describes the material terms of the merger agreement. The description of the merger agreement in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read the merger agreement carefully and in its entirety.

Explanatory Note Regarding the Merger Agreement

The merger agreement and this summary of its terms are included to provide you with information regarding its terms. Factual disclosures about Sevcon contained in this proxy statement or in Sevcon’s public reports filed with the SEC may supplement, update or modify the factual disclosures about Sevcon contained in the merger agreement. The representations, warranties and covenants made in the merger agreement by Sevcon, Parent and Merger Sub were made solely to the parties to, and solely for the purposes of, the merger agreement and as of specific dates and were qualified and subject to important limitations agreed to by Sevcon, Parent and Merger Sub in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the merger agreement may have the right not to consummate the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and in some cases were qualified by the matters contained in the disclosure letter that Sevcon delivered in connection with the merger agreement, which disclosures were not reflected in the merger agreement. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the merger agreement. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of Sevcon, Parent, Merger Sub or any of their respective subsidiaries or affiliates.

Effects of the Merger; Directors and Officers; Certificate of Incorporation; Bylaws

The merger agreement provides for the merger of Merger Sub with and into Sevcon upon the terms, and subject to the conditions, set forth in the merger agreement, and upon which the separate corporate existence of Merger Sub will cease. As the surviving corporation, Sevcon will continue to exist following the merger. As a result of the merger, the surviving corporation will be a wholly owned direct or indirect subsidiary of Parent.

The directors of Merger Sub immediately prior to the effective time will, from and after the effective time, be the directors of the surviving corporation and the officers of Sevcon immediately prior to the effective time will, from and after the effective time, be the officers of the surviving corporation, in each case until their respective successors have been duly elected or appointed and qualified, or until their earlier death, resignation or removal in accordance with the surviving corporation’s certificate of incorporation and bylaws and applicable laws.

At the effective time of the merger, (i) if the charter amendment becomes effective, the certificate of incorporation of Sevcon will be amended and restated to read as set forth in Exhibit B to the merger agreement until changed or amended in accordance with its terms or by applicable law or (ii) if the charter amendment does not become effective, the certificate of incorporation of Sevcon will be the certificate of incorporation of the surviving corporation until changed or amended in accordance with its terms or by applicable law. At the effective time, the bylaws of Merger Sub in effect immediately prior to the effective time will be the bylaws of the surviving corporation until changed or amended in accordance with their terms or by applicable law.

Following the completion of the merger, our common stock will be delisted from the NASDAQ, deregistered under the Exchange Act and cease to be publicly traded.

Closing and Effective Time of the Merger

Unless otherwise mutually agreed in writing among Sevcon, Parent and Merger Sub, the closing of the merger will take place on the third business day following the day on which the last of the conditions to the closing of the merger (described under “The Merger Agreement—Conditions to the Merger” beginning on page 95) have been satisfied or waived (other than those conditions that by their nature may only be satisfied at the closing of the merger, but subject to the satisfaction or waiver of those conditions on such date).

Assuming timely satisfaction of the necessary closing conditions, we currently expect the closing of the merger to occur in the third or fourth calendar quarter of 2017. The effective time of the merger will occur upon the certificate for the merger having been duly filed with, and accepted by, the Secretary of State of the State of Delaware (or at such later time as we, Parent and Merger Sub may agree and specify in the certificate of merger).

Treatment of Common and Preferred Stock, Warrants and Stock-Based Awards

Common and Preferred Stock

At the effective time of the merger, each share of our common stock issued and outstanding immediately prior to such time (other than excluded shares and dissenting shares) will be converted into the right to receive cash in an amount, without interest, equal to the per common share merger consideration of $22.00, subject to and reduced by the amount of withholding that is required under any applicable tax law. If the charter amendment becomes effective, each share of Series A preferred stock issued and outstanding immediately prior to the effective time (other than excluded shares and dissenting shares) will automatically be converted into the right to receive cash in an amount, without interest, equal to the per preferred share merger consideration of $66.00, subject to and reduced by the amount of withholding that is required under any applicable tax law. Immediately prior to the effective time of the merger, the Board intends to declare and pay a special dividend on the Series A preferred stock representing the amount of the accrued and unpaid dividends on the Series A preferred stock. Each share of our common stock and Series A preferred stock owned immediately prior to the effective time of the merger by Parent, Merger Sub or Sevcon, or any subsidiary of Parent, Merger Sub or Sevcon (except to the extent held by any such person on behalf of a third party), which we refer to collectively in this proxy statement as excluded shares, will be cancelled without payment of consideration and will cease to exist. Our shares of common stock and Series A preferred stock owned by stockholders who are entitled to demand appraisal rights and properly demand appraisal of such shares of common stock or Series A preferred stock pursuant to, and comply in all respects with, Section 262 of the DGCL, which shares we refer to in this proxy statement as dissenting shares, will not be converted into the right to receive per common share merger consideration or per preferred share merger consideration, as applicable. Instead, holders of dissenting shares will be entitled to the appraisal rights provided under the DGCL as described under “The Merger—Appraisal Rights” beginning on page 67.

Options

At the effective time of the merger, each option will be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of the total number of shares of Sevcon common stock subject to such cancelled option assuming that all performance–based vesting conditions have been satisfied in full and the excess, if any, of $22.00 over the applicable exercise price per share of Sevcon common stock subject to such cancelled option, less any applicable withholding taxes (which we refer to as the option payment). The option payments (or portions thereof), in respect of options (or portions thereof) that are vested as of immediately prior to the effective time of the merger, that vest in accordance with their terms at the effective time of the merger or that would have vested in accordance with their terms on or before December 31, 2018 assuming the holder’s continued employment or service through the date on which such options are scheduled to become vested and achievement of any applicable performance-based vesting conditions, including those held by certain of our executive officers, will be paid to the holder promptly following the effective time of the merger (and not later than the first regularly scheduled payroll date not less than five business days after the effective time of the merger). The option payments (or portions thereof) in respect of options (or portions thereof) that do not vest in accordance with their terms prior to or at the effective time of the merger and that would have vested in accordance with their terms on or after January 1, 2019 assuming the holder’s continued employment or service through the date on which the options (or portions thereof) are scheduled to become vested and the achievement of performance-based vesting conditions will vest and become payable in accordance with the vesting schedule, terms and conditions applicable to such options immediately prior to the effective time of the merger; provided that if any such holder’s employment or service, as applicable, is terminated prior to the vesting of any such options (or portions thereof) as a result of death, disability or retirement (as determined by Parent under its equity compensation practices), such holder will be entitled to receive a pro rata portion of the option payments, which is equal to the option payments multiplied by a fraction, the numerator of which is the number of days in the period beginning on the closing date and ending on the date of termination and the denominator of which is the number of days in the period beginning on the closing date and ending on the day that the options would have been fully vested; provided, further that any performance-based vesting conditions applicable to such options will no longer apply and such options will be subject to service-based vesting only.

Restricted Stock Awards

At the effective time of the merger, each restricted stock award will be converted into the right to receive an amount in cash, without interest, equal to $22.00, less any applicable withholding taxes, with respect to the number of shares of Sevcon common stock subject to each such restricted stock award assuming that any applicable performance-based vesting conditions have been fully satisfied (which we refer to as the restricted stock award payment). The restricted stock award payments (or portions thereof) in respect of restricted stock awards (or portions thereof) that are vested as of immediately prior to the effective time of the merger, that vest in accordance with their terms at the effective time of the merger or that would have vested in accordance with their terms on or before December 31, 2018 assuming the holder’s continued employment or service through the date on which such restricted stock awards are scheduled to become vested and achievement of any applicable performance-based vesting conditions, including, in each case, those held by our directors, director emeritus, and certain of our executive officers, will be paid to the holder promptly following the effective time of the merger (and not later than the first regularly scheduled payroll date not less than five business days after the effective time of the merger). The restricted stock award payments (or portions thereof) in respect of restricted stock awards (or portions thereof) that do not vest in accordance with their terms prior to or at the effective time of the merger and that would have vested in accordance with their terms on or after January 1, 2019 assuming the holder’s continued employment or service through the date on which the restricted stock awards (or portions thereof) are scheduled to become vested and the achievement of performance-based vesting conditions will vest and become payable in accordance with the vesting schedule, terms and conditions applicable to such restricted stock awards immediately prior to the effective time of the merger; provided that if any such holder’s employment or service, as applicable, is terminated prior to the vesting of any such restricted stock awards (or portions thereof) as a result of death, disability or retirement (as determined by Parent under its equity compensation practices), such holder will be entitled to receive a pro rata portion of the restricted stock award payments, which is equal to the restricted stock award payments multiplied by a fraction, the numerator of which is the number of days in the period beginning on the closing date and ending on the date of termination and the denominator of which is the number of days in the period beginning on the closing date and ending on the day that the restricted stock awards would have been fully vested; provided further that any performance-based vesting conditions applicable to such restricted stock awards will no longer apply and such restricted stock awards will be subject to service-based vesting only.

Exchange and Payment Procedures

Prior to or at the closing, Parent will deposit with the paying agent cash in immediately available funds in the amount necessary to make payment of the aggregate per common share merger consideration and, if the charter amendment has become effective, the aggregate per preferred share merger consideration to the holders of shares of our common stock and Series A preferred, as applicable (other than with respect to excluded shares or dissenting shares).

As soon as possible, and in any event within three business days, after the date of the effective time of the merger, each holder of record of a certificate representing shares of our common stock or Series A preferred stock, if applicable (other than holders who solely hold excluded shares or dissenting shares), will be sent a letter of transmittal and instructions describing how such record holder may surrender his, her or its shares of our common stock or Series A preferred stock, if applicable (or affidavits of loss in lieu thereof), in exchange for the applicable amount of per common share merger consideration or per preferred share merger consideration, as applicable (less any tax withholdings).

You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the paying agent without a letter of transmittal.

Any holder of book entry shares will not be required to deliver a certificate or an executed letter of transmittal to the paying agent to receive the per common share merger consideration or per preferred share merger consideration that such holder is entitled to receive. In lieu thereof, each holder of record of one or more book entry shares whose shares of our common stock or Series A preferred stock were converted into the right to receive the per common share merger consideration or per preferred share merger consideration, as applicable, will upon receipt by the paying agent of an “agent’s message” in customary form (or such other evidence, if any, as the paying agent may reasonably request), be entitled to receive, and Parent shall cause the paying agent to pay and deliver as promptly as reasonably practicable after the effective time of the merger, the applicable amount of per common share merger consideration or per preferred share merger consideration (less any tax withholdings) in respect of each such share of our common stock or Series A preferred stock and the book entry shares of such holder will forthwith be cancelled.

If you are a record holder of certificated shares of our common stock or Series A preferred stock, you will not be entitled to receive the applicable per common share merger consideration or per preferred share merger consideration until you deliver a duly completed and executed letter of transmittal to the paying agent, and you must also surrender your stock certificate or certificates (or affidavits of loss in lieu thereof) to the paying agent. In the event of a transfer of ownership of shares that is not registered in the transfer records of Sevcon, payment may be made to a person other than the person in whose name the certificate is registered only if such certificate is properly endorsed or otherwise in proper form for transfer and the person requesting such payment pays any transfer or other taxes required by reason of the payment of the per common share merger consideration or per preferred share merger consideration to a person other than the registered holder of such certificate or establishes to the satisfaction of Parent that such tax has been paid or is not applicable.

No interest will be paid or accrued on the cash payable as the per common share merger consideration or per preferred share merger consideration upon your surrender of your book entry shares or certificates.

Sevcon, Parent, the surviving corporation and the paying agent will be entitled to deduct and withhold any applicable taxes from the per common share merger consideration or per preferred share merger consideration. Any sum that is withheld will be deemed to have been paid to the holder of shares with regard to whom it is withheld.

If you have lost a certificate, or if it has been stolen or destroyed, then before you will be entitled to receive the per common share merger consideration or per preferred share merger consideration, you will have to make an affidavit of the loss, theft or destruction, and if required by Parent or the paying agent, post a bond in such reasonable and customary amount as Parent or the paying agent may direct as indemnity against any claim that may be made against it or the surviving corporation with respect to such lost, stolen or destroyed certificate. These procedures will be described in the letter of transmittal and instructions that you will receive, which you should read carefully in their entirety.

From and after the effective time of the merger, our stock transfer books will be closed. Thereafter there will be no transfers on the records of Sevcon of shares of our common stock or Series A preferred stock that were outstanding immediately prior to the effective time of the merger. If, after the effective time of the merger, any person presents to the surviving corporation, Parent or the paying agent any certificate or book entry share (other than certificates and book entry shares in respect of excluded shares or dissenting shares), such certificate or book entry share will be cancelled and exchanged for the cash amount to which such person is entitled pursuant to the merger agreement.

Any portion of the per common share merger consideration or per preferred share merger consideration deposited with the paying agent that remains unclaimed by our stockholders for six months after the effective time of the merger will be delivered to the surviving corporation. Holders of our common stock or Series A preferred stock (other than excluded shares or dissenting shares) who have not complied with the above-described exchange and payment procedures may thereafter only look to the surviving corporation, and only as general creditors of the surviving corporation and Parent, for payment of the per common share merger consideration or per preferred share merger consideration, as applicable (subject to abandoned property, escheat or similar laws).

None of Parent, Merger Sub, the surviving corporation, Sevcon or the paying agent, or any employee, officer, director, agent, representative or affiliate thereof, shall be liable to any person for any cash properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

Representations and Warranties

Representations and Warranties of Sevcon

We made customary representations and warranties in the merger agreement that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement, in the disclosure letter that Sevcon delivered in connection with the merger agreement, or in certain reports filed with the SEC. These representations and warranties relate to, among other things:

•	Our and our subsidiaries’ due organization, existence and good standing and authority to carry on our and their businesses;

•	The effectiveness of, and absence of violations of, our organizational documents and those of our subsidiaries;

•	The buyout of our former joint venture partner with respect to our Chinese business, Xuchang Fuhua Glass Co., Ltd., including the absence of defaults under, and validity and effectiveness of the definitive agreements with respect to the buyout, which we refer to as the Chinese joint venture buyout agreements, the absence of violations of, or conflicts with, our or our subsidiaries’ governing documents and certain agreements as a result of our entering into and performing under the Chinese joint venture buyout agreements, compliance with applicable laws and the absence of certain legal proceedings, investigations and governmental orders against us or our subsidiaries;

•	Our capitalization, including:

•	Regarding our ownership of the equity interests of our subsidiaries;

•	The number of shares of our common stock, shares of Series A preferred stock, warrants and equity awards outstanding;

•	The absence of securities of us or our subsidiaries convertible into or exchangeable for shares of capital stock or voting securities of us or our subsidiaries, the absence of encumbrances on such equity interests and our and our subsidiaries not owning any material interests in entities other than our subsidiaries;

•	The absence of options, calls, warrants, preemptive rights, anti-dilution rights or shareholder rights plans or other similar rights that obligate Sevcon or any of its subsidiaries to issue or sell any shares of their capital stock or other equity securities or give any person a right to subscribe for or acquire any equity securities of Sevcon or any of its subsidiaries or any securities or obligations convertible into or exchangeable for capital stock or voting securities of us or any of our subsidiaries;

•	The absence of certain obligations of us or any subsidiary to repurchase, redeem or otherwise acquire any of our or their capital stock, voting securities, or securities convertible into or exchangeable for our or their capital stock or voting securities;

•	The absence of certain obligations of us or any subsidiary to provide funds to, or make any investment in, any Sevcon subsidiary not wholly owned by Sevcon;

•	The absence of certain stock appreciation rights and of any phantom stock, restricted stock units or other contractual rights the value of which is determined in whole or in part by the value of any capital stock of us or any subsidiary;

•	The absence of certain voting trusts or other agreements or understandings with respect to the voting of capital stock of us or any subsidiary;

•	The absence of any bonds, debentures, notes or other indebtedness the holders of which have the right to vote, or which are convertible or exchangeable into the right to vote, with our stockholders on any matter; and

•	The exercise prices of and certain other details regarding equity awards and warrants;

•	Our corporate power and authority related to the merger agreement and the warrant acknowledgement agreements, including:

•	Our power to enter into, perform our obligations under, and consummate the transactions under, the merger agreement and the warrant acknowledgements agreements, and the enforceability of the merger agreement and the warrant acknowledgement agreements against us; and

•	The declaration of advisability of the merger agreement, the merger and the charter amendment by the Board, and the approval of the merger agreement, the merger and the charter amendment by the Board;

•	The absence of violations of, or conflicts with, our or our subsidiaries’ governing documents, governmental orders, applicable law and certain agreements as a result of our entering into, performing under or consummating the merger agreement, the warrant acknowledgement agreements or the charter amendment, as applicable;

•	Required governmental consents, approvals, notices and filings;

•	Our SEC filings since January 1, 2012, and the financial statements included therein, and our disclosure controls and procedures and internal controls over financial reporting;

•	The absence of complaints regarding auditing or accounting practices or reports of material violations of law or breach of fiduciary duties;

•	The absence of unresolved SEC comments and government investigations regarding Sevcon accounting practices;

•	The absence of certain undisclosed liabilities;

•	The compliance of this proxy statement with requirements under applicable law;

•	The conduct of business in the ordinary course since October 1, 2016, and the absence since October 1, 2016, of certain conditions, events, changes, circumstances or effects that have had or would be reasonably expected to have a material adverse effect (as described below);

•	The absence between October 1, 2016, and the date of the merger agreement of any action taken or not taken that would have breached certain merger agreement interim covenants if taken after the execution of the merger agreement;

•	The absence of certain legal proceedings, investigations and governmental orders against us or our subsidiaries;

•	Compliance with applicable laws, the existence, effectiveness and status of necessary licenses and permits and the absence of whistleblower claims and certain types of investigations by governmental entities;

•	Employee benefit plans;

•	Labor matters;

•	Environmental matters;

•	Tax matters;

•	The provision of certain material contracts and compliance with, absence of defaults under, and validity and effectiveness of, certain material contracts;

•	Insurance policies;

•	Good title to, and absence of liens and rights of first refusal on, real property, and disclosure of, compliance with, and absence of default under, material leases of real property;

•	Intellectual property, software and information technology systems;

•	Our relationship with persons that were our largest customers and suppliers for the six months ended April 1, 2017;

•	The absence of undisclosed affiliate arrangements;

•	Compliance with Sevcon’s hedging policy;

•	Quality and safety of Sevcon products;

•	The absence of any undisclosed broker’s or finder’s fees;

•	The inapplicability of any anti-takeover law or anti-takeover provision of Sevcon’s certificate of incorporation or bylaws to the merger; and

•	Receipt of a fairness opinion from Rothschild.

Material Adverse Effect

Many of our representations and warranties are qualified by, among other things, exceptions relating to the absence of a “material adverse effect,” which means any condition, event, change, circumstance or effect that has a material adverse effect on the business, properties, assets, financial condition or results of operations of Sevcon and its subsidiaries, taken as a whole, or on Sevcon’s ability to fulfill its obligations under the merger agreement or consummate the merger or the charter amendment; provided, however:

•	That none of the following will be taken into account in determining whether there has been, is or would be a material adverse effect:

•	The public announcement of the identity of Parent as a party to the merger agreement, including the impact thereof on the relationships, contractual or otherwise, of Sevcon or any of its subsidiaries with its customers, employees, or suppliers, or with any other third party (other than as the definition of material adverse effect applies to the representation that the execution and performance of the merger agreement will not violate law or the contracts or organizational documents of Sevcon and its subsidiaries (including as such representation applies for purposes of the related closing condition));

•	Any action required to be taken (or required not to be taken) pursuant to the merger agreement, other than (i) pursuant to Sevcon’s covenant to conduct its business in the ordinary course between the date of the merger agreement and the effective time of the merger or (ii) as the definition of material adverse effect applies to the representation that the execution and performance of the merger agreement will not violate law or the contracts or organizational documents of Sevcon and its subsidiaries (including as such representation applies for purposes of the related closing condition); and

•	Any action taken following the date of the merger agreement at the written request or instruction, or with the written consent, of Parent or Merger Sub;

•	That none of the following will be taken into account in determining whether there has been, is or would be a material adverse effect, except to the extent such condition, event, change, circumstance or effect has a disproportionate adverse effect on Sevcon and its subsidiaries, taken as a whole, relative to the adverse effect that such changes have on other companies primarily engaged in the designing, manufacturing or selling of motor controllers for zero emission electric and hybrid vehicles, designers, manufacturers or sellers of battery chargers for electric vehicles, or designers, manufacturers or sellers of capacitors for use in railroad signaling:

•	Changes, trends or developments generally affecting designers, manufacturers or sellers of motor controllers for zero emission electric and hybrid vehicles, designers, manufacturers or sellers of battery chargers for electric vehicles, or designers, manufacturers or sellers of capacitors for use in railroad signaling;

•	Changes in global, national or regional economic, business, regulatory, legislative, political, or market conditions or in national or global financial markets;

•	Any geopolitical conditions, disease, the outbreak or escalation of hostilities, an act of war (whether or not declared), sabotage, terrorism, civil disorder, military actions or the escalation thereof;

•	Changes or proposed changes in GAAP or in laws applicable to Sevcon or any of its subsidiaries; and

•	Any change resulting from or arising out of a hurricane, earthquake, tornado, flood, or other weather-related condition or natural disaster; or

•	That none of the following will be taken into account in determining whether there has been, is or would be a material adverse effect, but will not prevent or otherwise affect a determination that any condition, event, change, circumstance or effect underlying such decline or failure has resulted in, or contributed to, a material adverse effect:

•	Any decline in the market price or change in the trading volume of Sevcon’s securities on any national securities exchange or other trading market; and

•	Any failure, in and of itself, by Sevcon or any of its subsidiaries to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period.

Representations and Warranties of Parent and Merger Sub

The merger agreement also contains customary representations and warranties made by Parent and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement. The representations and warranties of Parent and Merger Sub relate to, among other things:

•	Their due organization, existence, good standing and authority to carry on their businesses;

•	Their corporate or similar power and authority to enter into, perform their obligations under, and consummate the transactions under, the merger agreement, and the enforceability of the merger agreement against them;

•	The absence of violations of, or conflicts with, their subsidiaries’ governing documents, governmental orders, applicable law and certain agreements as a result of them entering into and performing under the merger agreement;

•	The accuracy of information supplied by the Parent or Merger Sub for inclusion in this proxy statement;

•	The capitalization, ownership and operations of Merger Sub;

•	The absence of certain legal proceedings, investigations and governmental orders against Parent and Merger Sub;

•	Parent and Merger Sub having sufficient funds for the merger and all other obligations under the merger agreement;

•	The votes or consents required to approve the merger agreement, merger and the other transactions contemplated by the merger agreement;

•	The absence of any undisclosed broker’s or finder’s fees;

•	Parent, Merger Sub and their affiliates not being or having been during the prior three years an “interested stockholder”, as defined by the DGCL, of Sevcon;

•	Ownership of Sevcon securities by Parent, Merger Sub and their affiliates; and

•	Acknowledgement as to the absence of any Sevcon representations and warranties with respect to any estimates, projections, forecasts, forward-looking statements or business plans provided by Sevcon.

The representations and warranties in the merger agreement of each of Sevcon, Parent and Merger Sub will not survive the consummation of the merger or the termination of the merger agreement pursuant to its terms.

Conduct of Our Business Pending the Merger

Under the merger agreement, we have agreed that, subject to certain exceptions in the merger agreement and the disclosure letter we delivered in connection with the merger agreement, between the date of the merger agreement and the effective time of the merger, unless Parent gives its prior written approval (which cannot be unreasonably withheld, conditioned or delayed) or unless required by applicable law or by a governmental entity, or required or specifically permitted by the merger agreement, we and our subsidiaries will conduct our businesses in the ordinary course of business, consistent with past practice and will use our commercially reasonable efforts to preserve substantially intact our business organizations and maintain satisfactory relationships with our material customers, suppliers and distributors and other persons with which we have material business relations.

Except as required by applicable law or a governmental entity or set forth in the disclosure letter that we delivered in connection with the merger agreement, or with prior written approval by Parent, we will not, and we will not cause our subsidiaries to:

•	Make changes to organizational documents, other than the charter amendment;

•	Adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

•	Issue, grant, deliver, sell, pledge, dispose of or encumber (i) any equity interests or voting securities (except for the issuance of Sevcon common stock pursuant to the conversion of shares of Series A Preferred stock or the exercise of Sevcon options or warrants outstanding on the date of the merger agreement) or securities convertible into or exercisable or exchangeable for equity interests or voting securities of, Sevcon or any of its subsidiaries, (ii) any other right to acquire equity interests in or voting securities of Sevcon or any Sevcon subsidiary, (iii) any contractual rights based on the sale of securities of Sevcon or any Sevcon subsidiary or (iv) any debt having, or convertible or exchangeable into, the right to vote with the equity securities of Sevcon or any Sevcon subsidiary on any matter;

•	Declare, make, pay or proffer any dividend, distribution or other payment, except for (i) any dividend or distribution by a subsidiary of Sevcon to Sevcon or to another wholly owned subsidiary of Sevcon or (ii) dividends accrued on the Series A preferred stock pursuant to the terms of our charter during the period beginning immediately after the end of the most recent semi-annual period with respect to which a dividend was declared on the Series A preferred stock prior to the date of the merger agreement and ending immediately prior to the effective time of the merger;

•	Enter into any interest rate, derivatives or hedging transaction;

•	Adjust, split, combine, redeem, repurchase or otherwise acquire any shares of capital stock or other equity interests of Sevcon or any Sevcon subsidiary (except in connection with the cashless exercises or similar transactions pursuant to the exercise of Sevcon stock options or warrants or to pay withholding taxes due to the vesting of restricted stock outstanding as of the date of the merger agreement);

•	Reclassify, combine, split or subdivide the capital stock or other equity interests of Sevcon or any Sevcon subsidiary;

•	Amend or modify the terms of, or grant any waiver adverse to Sevcon, Merger Sub or Parent with respect to the capital stock or other equity interests of Sevcon;

•	Enter into any agreement with respect to the voting of any of Sevcon’s capital stock or other securities or the capital stock or other securities of a subsidiary of Sevcon;

•	Acquire any corporation, partnership or other business organization or division thereof or any material assets, other than (i) purchases of inventory and other assets in the ordinary course of business, (ii) pursuant to contracts disclosed to Parent and in effect on the date of the merger agreement, (iii) pursuant to transactions solely among Sevcon and its subsidiaries or between its subsidiaries or (iv) with respect to the acquisition of assets, the making of permitted capital expenditures;

•	Sell, lease, exchange, mortgage, pledge, transfer, subject to any lien or otherwise dispose of any corporation, partnership or other business organization or division thereof or any material assets, other than (i) sales, leases, exchanges or other dispositions of inventory and other assets in the ordinary course of business, (ii) grants of permitted liens, (iii) pursuant to transactions solely among Sevcon and its subsidiaries or between its subsidiaries or (iv) pursuant to contracts disclosed to Parent and in effect on the date of the merger agreement;

•	Enter into any joint venture or partnership;

•	Make any loans, advances or capital contributions to, or investments in, any other person (other than Sevcon or a Sevcon subsidiary), other than trade credit and similar loans and advances made to customers and suppliers pursuant to written contracts in the ordinary course of business, consistent with past practice;

•	Incur any additional indebtedness for borrowed money other than (i) for additional indebtedness for borrowed money (in excess of amounts outstanding as of the date of the merger agreement) pursuant to the term loan agreement between the Company and FrontFour Capital Group, LLC, dated as of May 22, 2017, which we refer to as the FrontFour term loan, in an aggregate amount outstanding at any time not in excess of the availability as of the date of the merger agreement pursuant to the FrontFour term loan or (ii) trade credit or similar loans or advances in the ordinary course of business (to the extent they would be deemed to be indebtedness for borrowed money);

•	Assume, guarantee, endorse or otherwise become liable or responsible for the indebtedness for borrowed money of any person other than Sevcon or its subsidiaries;

•

Subject to certain exceptions, and except to the extent required by law, or the terms of any employee benefit plan, (i) increase the compensation or benefits of any current or former director or officer or increase the compensation or benefits of any current or former employee (who is not a current or former director or officer) except for such increase to employees who are not directors or officers which are in the ordinary course of business consistent with past practice and in an amount that does not exceed $20,000 individually or $350,000 in the aggregate, (ii) establish, amend, terminate or adopt any compensation or benefit plan, (iii) accelerate the vesting of, or the lapsing of restrictions with respect to, any Sevcon equity award, (iv) fail to make any required contributions under any employee benefit plan or (v) terminate, other than for cause, the employment, or enter into or modify the contractual relationship of, any director or officer or employee with an annual base salary in excess of $125,000, or (vi) hire any individual except for new hires filling positions that were open as of the date of the merger agreement, or replacing persons who left the employ of Sevcon in the ordinary course of business after the date of the merger agreement, provided, that in each case, the annual base salary for such hire shall not exceed that of the person he or she replaced or $100,000;

•	Make any changes with respect to its method of financial accounting, except as required by law or GAAP, change its fiscal year or make any material change in internal accounting controls and or disclosure controls or procedures that would reasonably be expected to negatively affect Sevcon or any Sevcon subsidiary;

•	Settle or compromise, or propose to settle or compromise, any action before a governmental entity; provided, that Sevcon and any Sevcon subsidiary may at any time, without Parent’s consent, settle warranty or product liability claims received in the ordinary course of business in a manner and amounts that is consistent with past practice or any other claim received in the ordinary course of business solely for the monetary damages not to exceed $25,000, (so long as such settlement (i) does not involve any finding or admission of any violation of law or any violation of the rights of any person by Sevcon or any Sevcon subsidiary, (ii) does not disparage Parent, Merger Sub, Sevcon, the surviving corporation, any of their respective affiliates or any of their respective businesses, (iii) involves only the payment of money damages and does not impose an injunction or other equitable relief upon Parent, Merger Sub, Sevcon, the surviving corporation, any of their respective affiliates or any of their respective businesses, (iv) completely, finally and unconditionally releases Sevcon and any Sevcon subsidiary in connection with such action, and (v) does not or would not reasonably be expected to otherwise adversely affect Parent, Merger Sub, Sevcon, the surviving corporation, any of their respective affiliates or any of their respective businesses in any material respect);

•	Other than non-exclusive licenses embedded in products sold in the ordinary course of business, enter into any agreement, arrangement or commitment to grant a license of material owned intellectual property to any other person that is not Sevcon or a Sevcon subsidiary;

•	Dispose of or permit to lapse any ownership or right to use, or fail to maintain registration of any material owned intellectual property;

•	Waive, extend, renew or enter into any non-compete, most favored nation, exclusivity, non-solicitation or similar contract that (i) would, following the closing, apply such a restriction to Parent or any of its subsidiaries (other than Sevcon and its subsidiaries) or (ii) would restrict or limit, in any material respect, the freedom of Sevcon and its subsidiaries in conducting their operations or business after the closing of the merger;

•	Effectuate a “plant closing” or “mass layoff”, as those terms are defined in the Workers Adjustment and Retraining Notification Act;

•	Create any subsidiary;

•	Enter into any new line of business;

•	Enter into, amend or modify any union recognition agreement, collective bargaining agreement or similar agreement with any trade union or representative body of Sevcon or any Sevcon subsidiary, or, except to the extent required by applicable law, enter into negotiations regarding any such agreement;

•	Sell, pledge, dispose of or encumber any owned real property other than, in the case of pledges and encumbrances, for liens permitted under the merger agreement; or

•	Agree to, authorize, or enter into any contract obligating it to take any of the actions described in any of the bullet points above.

Except as required by applicable law or a governmental entity or set forth in the disclosure letter that we delivered in connection with the merger agreement, or with prior written approval by Parent (which cannot be unreasonably withheld, conditioned or delayed), we will not, and we will not cause our subsidiaries to:

•	Authorize, or make any binding commitment with respect to, any capital expenditure, other than (i) capital expenditures that are set forth in the most recent version of Sevcon’s budget made available to Parent prior to the date of the merger agreement, (ii) additional capital expenditures not in excess of $100,000 in the aggregate or (iii) capital expenditures that are reasonably necessary in response to operational emergencies, equipment failures or outages so long as the aggregate amount of such expenditures does not exceed a further $100,000;

•	Engage in any transactions or agreements with any person that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act;

•	(i) On any material tax return change any election or adopt any method of tax accounting, in either case in a manner that is materially inconsistent with positions taken or elections made in preparing or filing any similar tax returns in prior periods, (ii) settle or compromise any material tax liability or refund in a manner that is materially inconsistent with past practice, (iii) file any amended tax return involving a material amount of taxes, or (iv) waive or extend the statute of limitations in respect of material taxes;

•	Terminate (other than a termination in accordance with its terms) or materially amend or materially modify (in a manner adverse to Sevcon and its subsidiaries) any material contract, or real property lease or contract that would be a material contract or real property lease if in effect on the date of the merger agreement; or

•	Agree to, authorize, or enter into any contract obligating it to take any of the actions described in any of the bullet points above.

The merger agreement is not intended to give Parent or Merger Sub, directly or indirectly, the right to control or direct our or our subsidiaries’ operations prior to the effective time of the merger, or to give us, directly or indirectly, the right to control or direct Parent’s or its subsidiaries’ operations. Prior to the effective time of the merger, each of Parent and us will exercise, consistent with the terms and conditions of the merger agreement, complete control and supervision over our and our subsidiaries’ respective operations.

Solicitation of Acquisition Proposals; Board Recommendation Changes

Except as permitted by the terms of the merger agreement described below, we have agreed in the merger agreement that neither the Board nor a committee of the Board will:

•	Fail to include a recommendation in favor of the merger agreement and the charter amendment, or the Board’s determination that the merger agreement, the merger and the charter amendment are fair to and in the best interests of Sevcon and its stockholders (other than Parent and its subsidiaries), in Sevcon’s proxy statement;

•	Withhold, withdraw or adversely qualify or modify its recommendation in favor of the merger agreement and the charter amendment, or the Board’s determination that the merger agreement, the merger and the charter amendment are fair to and in the best interests of Sevcon and its stockholders (other than Parent and its subsidiaries), or publicly propose to do so;

•	Make any recommendation in connection with a tender offer or exchange offer for Sevcon shares, other than a recommendation against such offer or a “stop, look and listen” communication by the Board (as contemplated under the Exchange Act);

•	Fail to recommend against acceptance of a tender or exchange offer, including by taking no position with respect to acceptance of such tender or exchange offer, within the earlier of ten business days after the offer is commenced and three business days before the date of the stockholder’s meeting to approve the merger;

•	Adopt, approve, recommend to the stockholders, endorse or otherwise declare advisable any acquisition proposal or publicly propose to take any such actions;

•	Fail to publicly reaffirm Sevcon’s recommendation in favor of the merger and the charter amendment within the earlier of (i) five business days and (ii) three business days prior to Sevcon stockholder meeting, in each case following receipt of a written notice from Parent, delivered after the public announcement of an acquisition proposal, which notice requests such reaffirmation (provided that Parent is entitled to make such a written request only twice for each such acquisition proposal, except to the extent there are material developments or changes with respect to Sevcon or its subsidiaries or relating to such acquisition proposal) (any of the actions described in this and the preceding bullets are referred to in this proxy statement as an adverse recommendation change); or

•	Subject to certain limited exceptions described below, cause or permit Sevcon to enter into any alternative acquisition agreement relating to any acquisition proposal.

No-Shop Provisions

From the time of the execution of the merger agreement until the earlier of the effective time of the merger or the termination of the merger agreement, we, our subsidiaries and the officers or directors of us or our subsidiaries may not, and we have agreed to use reasonable best efforts to cause our and our subsidiaries’ other representatives not to, directly or indirectly through third parties:

•	Solicit, initiate or knowingly encourage, or knowingly induce or facilitate the making, submission or announcement of any inquiries or the making of any proposal or offer constituting or that would reasonably be expected to lead to an acquisition proposal, which we refer to as a possible acquisition proposal;

•	Make available non-public information regarding Sevcon or any of its subsidiaries to any person in connection with or in response to an acquisition proposal or possible acquisition proposal;

•	Engage in discussions or negotiations with any person with respect to any acquisition proposal or any possible acquisition proposal (other than to state that they are not currently permitted to have discussions);

•	Enter into any letter of intent or agreement in principle or any contract concerning any acquisition proposal or any possible acquisition proposal (other than an acceptable confidentiality agreement); or

•	Reimburse or agree to reimburse the expenses of any other person (other than Sevcon’s representatives) in connection with an acquisition proposal or any possible acquisition proposal.

The merger agreement also provides that any action taken or not taken by any representative of Sevcon or any of its subsidiaries at the express or implied direction of Sevcon that, if taken or not taken by Sevcon, would constitute a breach of the provisions of the merger agreement described in this section “Solicitation of Acquisition Proposals; Board Recommendation Changes”, will be deemed a breach of the merger agreement by Sevcon.

No-Shop Exceptions; Permitted Adverse Recommendation Changes and Permitted Termination to Enter into a Superior Proposal

At any time prior to the time our stockholders adopt the merger agreement, Sevcon may take the following actions if our Board determines in good faith (after consultation with outside legal counsel) that failure to take any of the following actions would be inconsistent with the directors’ fiduciary duties under applicable law:

•	Make available information regarding Sevcon and its subsidiaries to a person who has made an unsolicited bona fide written acquisition proposal after the date of the merger agreement that did not result from a breach of the no-shop and other applicable provisions of the merger agreement and that the Board determines in good faith (after consultation with its financial advisor and outside legal counsel) either constitutes a superior proposal or would reasonably be expected to lead to a superior proposal if, prior to providing such information, we receive from that person an executed confidentiality agreement on terms that, taken as a whole, are not materially less restrictive to the other party than those contained in the confidentiality agreement between Sevcon and Parent, it being understood that such confidentiality agreement need not contain a standstill or otherwise prohibit the making, or amendment, of an acquisition proposal; provided that any non-public information made available to any such person will have been previously made available to Parent or shall be made available to Parent prior to, concurrently with or within 24 hours after the time it is provided or made available to such person. Sevcon and its subsidiaries are required to, and to cause their representatives to, cease the activities described in this bullet point promptly following the time that the Board determines in good faith (after consultation with its financial advisor and outside counsel) that the applicable acquisition proposal has ceased to be a superior proposal and has ceased to be an acquisition proposal that would reasonably be expected to lead to a superior proposal;

•	Participate in any discussions or negotiations with any person who has made such an unsolicited bona fide acquisition proposal that did not result from a breach of the no-shop and other applicable provisions of the merger agreement and that the Board determines in good faith (after consultation with its financial advisors and outside legal counsel) either constitutes a superior proposal or would reasonably be expected to lead to a superior proposal. Sevcon and its subsidiaries are required to, and to cause their representatives to, cease the activities described in this bullet point promptly following the time that the Board determines in good faith (after consultation with its financial advisor and outside counsel) that the applicable acquisition proposal has ceased to be a superior proposal and has ceased to be an acquisition proposal that would reasonably be expected to lead to a superior proposal;

•	Terminate, waive or amend or release a counterparty from, modify or fail to enforce, standstills and confidentiality agreements, provided that Sevcon notifies Parent within 24 hours after executing any such release or waiver;

•	Make an adverse recommendation change, or cause Sevcon to terminate the merger agreement, pay the applicable termination fee to Parent and enter into an alternative acquisition agreement with respect to an acquisition proposal, in each case if (i) an acquisition proposal is made that did not result from a breach of the no-shop and other applicable provisions of the merger agreement and that the Board determines in good faith (after consultation with its financial advisors and outside legal counsel) constitutes a superior proposal and (ii) Sevcon has complied with its match right obligations, which are described below; and

•	Make an adverse recommendation change with respect to an intervening event if (i) the Board determines in good faith (after consultation with its outside counsel) that failure to make an adverse recommendation change with respect to the intervening event would be inconsistent with the directors’ fiduciary duties under applicable law and (ii) Sevcon has complied with its match right obligations, which are described below.

Match Rights

Prior to effecting an adverse recommendation change or terminating the merger agreement to enter into a superior proposal as described above:

•	Sevcon must provide Parent at least three (3) business days’ notice of its intention to effect such adverse recommendation change or to terminate the merger agreement, including in response to an intervening event. The notice must state that Sevcon has received a superior proposal, or that an intervening event has occurred, and in the case of (i) a superior proposal, specify the material terms and conditions of such proposal, identify the person making such proposal, and enclose the most recent draft of any agreements intended to be entered into with the person making or providing the superior proposal (or any affiliate of such person), or (ii) an intervening event, provide a reasonably detailed description of the intervening event;

•	To the extent the Parent has requested, Sevcon will and will cause its representatives to negotiate in good faith, during the three business days following delivery of the notice described above, with Parent any revisions to the terms and conditions of the merger agreement Parent proposes in response to the superior proposal or intervening event, as applicable; and

•	The Board must have determined, after complying with the two requirements above, (i) in the case of a superior proposal, that the other acquisition proposal continues to constitute a superior proposal, and that in the case of a superior proposal or intervening event, the failure to make an adverse recommendation change with respect to the other acquisition proposal or intervening event or enter into an alternative acquisition agreement with respect to the other acquisition proposal continues to be inconsistent with the directors’ fiduciary duties under applicable law, in each case after giving due consideration to any changes proposed to be made to the merger agreement by Parent in a signed writing that is binding and irrevocable.

In the event the other acquisition proposal is materially modified by the party making such acquisition proposal after Sevcon notifies Parent of such acquisition proposal in the manner described above, Sevcon must notify Parent in writing of such modification and must again comply with the requirements noted above, except that the Parent’s negotiation period would thereafter be the longer of two business days and the period, if any, remaining on the original three-business day negotiation period.

Nothing in the no-shop provisions of the merger agreement is deemed to prevent us or the Board from complying with our or their disclosure obligations under U.S. federal or state law with regard to an acquisition proposal, including taking and disclosing to our stockholders a position contemplated by Rules 14d-9 or 14e-2(a) under the Exchange Act or making any “stop, look and listen” communication of the type contemplated by Rule 14d-9(f) under the Exchange Act to our stockholders; provided that no adverse recommendation change may be made except as provided above.

In this proxy statement, an “acquisition proposal” means: any proposal or offer (whether or not in writing) with respect to any (i) merger, consolidation, share exchange, other business combination or similar transaction involving Sevcon, (ii) sale, lease, contribution or other disposition, directly or indirectly (including by way of merger, consolidation, share exchange, other business combination, partnership, joint venture, sale of capital stock of or other equity interests in a subsidiary of Sevcon or otherwise) of any business or assets of Sevcon or any of its subsidiaries representing 15% or more of the consolidated revenues, net income or assets of Sevcon and its subsidiaries, taken as a whole, (iii) issuance, sale or other disposition, directly or indirectly, to any person (or the stockholders of any person) or group of securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing 15% or more of the voting power of Sevcon, (iv) transaction in which the holders of the voting power of Sevcon immediately prior to such transaction own 85% or less of the voting power of Sevcon immediately following the transaction, (v) transaction in which any person (or the stockholders of any person) shall acquire, directly or indirectly, beneficial ownership, or the right to acquire beneficial ownership, or formation of any group which beneficially owns or has the right to acquire beneficial ownership of, 15% or more of our common shares, preferred shares and warrants (taken together on a fully-diluted basis) or (vi) any combination of the foregoing (in each case, other than the merger).

In this proxy statement, an “intervening event” means an event or circumstance that is material to Sevcon and its subsidiaries (taken as a whole) first arising after the execution and delivery of the merger agreement and prior to the time our stockholders adopt the merger agreement and that was not known to or reasonably foreseeable by the Board prior to the execution and delivery of the merger agreement, which event or circumstance becomes known to the Board after the execution and delivery of the merger agreement by Sevcon and prior to the time our stockholders adopt the merger agreement; provided, however, that in no event shall any of the following events or circumstances constitute an intervening event: (i) the receipt, existence or terms of an acquisition proposal or any matter relating thereto or consequence thereof; (ii) any other matter relating to the merger agreement, the merger or the charter amendment, including events or developments relating to the seeking of Sevcon stockholder approval; (iii) events or circumstances related to Parent or Merger Sub or any of their affiliates; or (iv) any change in the trading price or trading volume of Sevcon’s securities on any national securities exchange or other trading market (provided that the exception in clause (iv) shall not prevent or otherwise affect the event or circumstance underlying such change from being taken into account).

In this proxy statement, a “superior proposal” means: any bona fide written offer made by a third party or group pursuant to which such third party or group would acquire, directly or indirectly, more than 50% of each of the then outstanding common shares, preferred shares and warrants or more than 50% of the assets of Sevcon and its subsidiaries, taken as a whole, on terms which the Board determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation), taking into account all factors the Board considers relevant, including financial, regulatory, legal and other aspects of such acquisition proposal (and any changes proposed by Parent to the terms of the merger agreement in a signed writing), is more favorable to holders of Sevcon shares than the merger from a financial point of view.

Stockholders Meeting

We are required to duly call, give notice of, convene and hold a meeting of our stockholders to vote on the adoption of the merger agreement. Except as noted in the following sentence, we are required to convene and hold the stockholders meeting within 25 business days following clearance from the SEC. We may not postpone or adjourn the stockholders meeting without the prior written consent of Parent, other than for any postponements or adjournments (i) required by the SEC or the order of a court of competent jurisdiction, (ii) that are otherwise required by law or to allow reasonable additional time for any supplemental or amended disclosure if the Board has determined in good faith after consultation with outside counsel that the failure to take such action would be inconsistent with its fiduciary duties under applicable law and then only for the minimum time as the Board has determined in good faith after consultation with outside counsel is reasonably necessary to give stockholders of Sevcon the required time to evaluate any application information or disclosure, or (iii) of not more than seven days in the event of a failure of a quorum to be present on the date scheduled for such meeting or if Sevcon determines in good faith that a postponement or adjournment is necessary or appropriate in order to obtain sufficient votes to obtain the stockholder approval of the merger or the charter amendment. Subject to the provisions of the merger agreement discussed under “The Merger Agreement—Solicitation of Acquisition Proposals; Board Recommendation Changes” beginning on page 87, the Board will recommend that our stockholders vote to adopt the merger agreement and the charter amendment and, unless there has been an adverse recommendation change, Sevcon will include its recommendation in the proxy statement, and use reasonable best efforts to solicit the adoption of the merger agreement. Sevcon has also agreed not to include in the proxy statement any proposal to vote upon or consider any acquisition proposal other than the merger, the merger agreement or the Charter Amendment.

Filings; Other Actions; Notification

We and Parent will cooperate with each other and use (and cause our respective subsidiaries to use) our respective reasonable best efforts to take or cause to be taken all actions and do or cause to be done all things necessary, proper or advisable under applicable law to consummate the merger and the charter amendment as soon as reasonably practicable.

We and Parent have agreed to make, if required, appropriate filings under any antitrust law as promptly as reasonably practicable.

We and Parent have also agreed to provide to every federal, state, local or foreign court with jurisdiction over enforcement of any applicable antitrust law all non-privileged information and documents requested by such entity that are necessary, proper or advisable to permit the consummation of the transactions contemplated by the merger agreement or charter amendment.

In connection with the efforts to obtain all requisite approvals and authorizations for the transactions under any antitrust law, we, Parent and Merger Sub have agreed to use our respective reasonable best efforts to, among other things:

•	Reasonably cooperate in all respects with each other in connection with any filing or submission to and in connection with any investigation or other inquiry by a governmental entity;

•	Keep each other reasonably informed of the status of any notice, approval, investigation or inquiry under antitrust law, or any other material investigation or other inquiry by a governmental entity, relating to the completion of the merger; and

•	Permit each other a reasonable opportunity to review and comment on any substantive written communication to be given to a governmental entity in connection with the matters that are the subject of the merger agreement and to have such comments considered in good faith.

Neither Sevcon nor Parent will permit any of its officers or any other representatives to participate in any meeting or substantive telephone discussion with any governmental entity in respect of any filings, investigation or other inquiry with respect to the merger or the charter amendment or other transactions contemplated by the merger agreement unless to the extent practicable (i) it consults with the other party in advance, and (ii) to the extent permitted by such governmental entity, gives the other party the opportunity to attend and participate.

•	Parent has also agreed to the prompt use of its reasonable best efforts to avoid the entry of any permanent, preliminary or temporary injunction or other order, decree, decision, determination or judgment under antitrust laws that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the transactions contemplated by the merger agreement, including the defense through litigation on the merits of any claim asserted in any court, agency or other proceeding by any person under antitrust laws, including any government entity, that seeks to delay, restrain, prevent, enjoin or otherwise prohibit the consummation of the transactions contemplated by the merger agreement; and

•	We and Parent have also agreed to the prompt use of our respective reasonable best efforts to take, in the event that any permanent, preliminary or temporary injunction, decision, order, judgment, determination or decree under antitrust laws is entered, issued or enacted, or becomes reasonably foreseeable to be entered, issued or enacted, in any proceeding, review or inquiry of any kind that would make consummation of the transactions contemplated by the merger agreement in accordance with the terms of the merger agreement unlawful or that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the transactions contemplated by the merger agreement, any and all steps necessary to resist, vacate, modify, reverse, suspend, prevent, eliminate, avoid or remove such actual, anticipated or threatened injunction, decision, order, judgment, determination, decree or enactment so as to permit such consummation on a schedule as close as possible to that contemplated by the merger agreement.

Except as provided in the paragraph directly below, the forgoing efforts do not require Parent or any of its subsidiaries to, in connection with any antitrust law or pursuant to the request or order of any government antitrust entity, (i) proffer to, agree to or become subject to any order, judgment or decree to sell, license or dispose of or hold separate, before or after the closing of the merger, any assets, businesses, product lines or interest in any assets or businesses of Parent or any of its affiliates or Sevcon or any of its subsidiaries, or to consent to any sale, license, or disposition, or agreement to sell, license or dispose, by Sevcon or any of its subsidiaries, of any of their assets or businesses or product lines, (ii) proffer to, agree to, or become subject to any order, judgment or decree to make or accept, any changes, modifications, limitations or restrictions in the operations of any assets or businesses of Parent or Sevcon or any of their respective subsidiaries, or (iii) proffer to or agree to any new concession, accommodation or liability.

Parent is required to consent to the sale, license, disposition, holding separate of, or an agreement to sell, license, dispose of or hold separate, assets of Sevcon and Sevcon’s subsidiaries or any changes, modifications, limitations or restrictions in the operations of any assets or businesses of Sevcon or any of Sevcon’s subsidiaries or any concession, accommodation or liability, solely with respect to the assets, businesses or product lines (or interests therein), or operations, of Sevcon and its subsidiaries, to the extent that (i) such sale, license, disposition, holding separate, change, modification, limitation, restriction, concession, accommodation or other matter or agreement to sell, license, dispose of, hold separate, modify, limit, restrict, make a concession or accommodation or incur a liability, or other matter, is required by a government antitrust entity in order to obtain any consent or approval under any applicable antitrust law and (ii) such sale, license, disposition, holding separate or agreement to sell, license, dispose of, hold separate, change, modification, limitation, restriction, concession, accommodation, liability or other matter (or agreement to do any of the foregoing), taken together with all other such sales, licenses, dispositions, holdings separate, changes, modifications, limitations, restrictions, concessions, accommodations, liabilities or other matters (and agreements to do any of the foregoing) Parent and its subsidiaries have agreed or become subject to, would not materially diminish the value of Sevcon and its subsidiaries taken as a whole.

Neither Sevcon nor any of its subsidiaries are permitted to proffer to, agree to or become subject to any of the items described in the paragraph above without the prior written consent of Parent, and none of Sevcon and its subsidiaries are required to agree to any of the items described in the preceding paragraph that is not conditioned on the occurrence of the effective time of the merger.

Sevcon, Parent and Merger Sub have also agreed that in the event any “moratorium,” “control share acquisition,” “fair price,” “business combination” or other similar state anti-takeover laws and regulations are or become applicable to the merger or other transactions contemplated by the merger agreement, they will take all actions reasonably necessary to permit the consummation of the merger and other transactions contemplated by the merger agreement, and otherwise act reasonably to eliminate or minimize the effect of such laws on the merger and such other transactions.

Other Efforts

In the event that Parent notifies Sevcon at least ten (10) ten business days prior to the effective time of the merger that Parent has determined to repay amounts outstanding under certain credit agreements that Sevcon has entered into with creditors or other outstanding indebtedness for borrowed money, Sevcon will, at Parent’s request and sole cost, use commercially reasonable efforts to obtain customary payoff letters and instruments of discharge providing for the payoff, discharge and termination in full of all obligations under, and the release of all liens made in connection with, such credit agreement or other indebtedness for borrowed money. Parent is required to provide the funds needed to repay such debt and has agreed to indemnify and hold harmless Sevcon, its subsidiaries and its representatives from and against any damages or losses incurred by Sevcon as a result of or in connection with the performance of such obligations.

We have agreed to use our reasonable best efforts to obtain all necessary consents, approvals or waivers in connection with the merger and charter amendment from third parties in connection with any contracts to which Sevcon is bound or any permits necessary for Sevcon to own, lease, operate or use its properties and carry on its business as conducted as of the date of the merger agreement.

We have agreed that, from the date of the merger agreement until the earlier of the effective time of the merger and the termination of the merger agreement, we will use our reasonable best efforts to provide Parent, Merger Sub and their respective representatives with reasonable access to our and our subsidiaries’ officers, employees, properties, offices, other facilities and books and records and to provide Parent, Merger Sub and their respective representatives with financial, operating and other data and information, in each case subject to certain conditions and exceptions.

Financing

Parent’s and Merger Sub’s obligation under the merger agreement are not subject to the availability of any financing.

Parent and Merger Sub have represented to Sevcon in the merger agreement that they had available to them on the date of the merger agreement (through a combination of cash on hand and committed financing), and will have available to them, in cash, at the effective time for the merger and at the closing of the merger, all funds necessary (i) for the payment to the paying agent in cash of the aggregate per common share merger consideration and the per preferred share merger consideration and (ii) to satisfy all of their other obligations under the merger agreement.

Transaction Litigation

The merger agreement requires that Sevcon provide Parent with prompt notice of and copies of all proceedings and correspondence relating to any action against Sevcon, any of its subsidiaries or any of their respective directors or officers by any stockholder or other securityholder of Sevcon arising out of or relating to the merger agreement, the merger or the other transactions contemplated by the merger agreement. Sevcon will give Parent the opportunity to participate in the defense or settlement of any such action, will give due consideration to Parent’s advice with respect to such action and will not settle or offer to settle any such action without the prior written consent of Parent, provided that Sevcon may at any time, without Parent’s consent, settle such actions pursuant to settlements providing solely for (i) money damages and the payment of attorney’s fees in an aggregate amount (together with all other settlements entered in connection with transaction litigation) not in excess of amounts equal to the dollar amount of the limits of the directors’ and officers’ insurance policies of Sevcon and/or (ii) providing additional disclosure in the proxy statement that does not disparage Parent, Merger Sub, Sevcon, the surviving corporation, any of their respective affiliates or any of their respective businesses.

Employee Benefits Matters

The merger agreement provides that during the continuation period, each continuing employee, will receive (i) at least the same base salary, wage rate and cash incentive compensation opportunity as those provided to such continuing employee immediately before the effective time of the merger, (ii) employee benefits that are no less favorable in the aggregate (including with respect to the proportion of employee cost) than the employee benefits (excluding long term equity incentive opportunities and any defined benefit pension plan) provided to such continuing employee immediately before the effective time of the merger, and (iii) long-term equity incentive opportunities that are no less favorable than those provided to similarly situated employees of Parent or its subsidiaries. Each continuing employee who incurs a termination of employment during the continuation period will receive severance payments and benefits that are no less favorable than the severance payments and benefits that such continuing employee was eligible to receive under any applicable severance plan, policy, practice or arrangement sponsored or maintained by Sevcon or its subsidiaries in accordance with the terms of such arrangement as in effect immediately before the date of the merger agreement or, if greater, the severance payments and benefits that are provided to similarly situated employees of the Parent and its subsidiaries at the time of such termination; and

The merger agreement further provides that, each continuing employee will receive credit for service with Sevcon or its subsidiaries to the extent such service would be recognized if it had been performed as an employee of Parent for all purposes (including eligibility, vesting and determination of the level of benefits but not for any purpose with respect to defined benefit pension plans or other plans providing for post-employment benefits) under any employee benefit plans maintained by Parent, its subsidiaries or the surviving company in which the continuing employee participates, except where such credit would result in a duplication of benefits.

In addition, each continuing employee will be immediately eligible to participate, without any waiting time, in all employee benefit plans maintained by Parent or its subsidiaries (other than any defined benefit pension plans) to the extent coverage under such plans is replacing comparable coverage under an employee benefit plan in which such continuing employee participated immediately before the effective time of the merger. No continuing employee will be retroactively eligible for any employee benefit plan maintained by Parent or any of its subsidiaries, including any such employee benefit plan that was frozen prior to the effective time of the merger. For purposes of each such employee benefit plan providing medical, dental, pharmaceutical and/or vision benefits to any continuing employee, Parent or its subsidiaries will use commercially reasonable efforts to cause (i) all pre-existing condition exclusions and actively-at-work requirements to be waived for continuing employees and their covered dependents, to the extent that such conditions were inapplicable or waived under comparable employee benefit plans of Sevcon or any of its subsidiaries in which such continuing employees participated immediately prior to the effective time of the merger and (ii) for purposes of satisfying deductible, coinsurance and maximum out-of-pocket requirements applicable to continuing employees and their dependents participating in employee benefit plans of Parent or its subsidiaries, eligible expenses incurred by any continuing employee and his or her covered dependents during the portion of the plan year that such continuing employee was participating in employee benefit plans of Sevcon or any of its subsidiaries, will be taken into account under the corresponding employee benefit plan of Parent and its subsidiaries.

The merger agreement further provides that, from and after the effective time, Parent will cause the surviving corporation and its subsidiaries to honor, in accordance with their terms, all of the employee benefit plans, agreements, programs, payroll practices, policies or other arrangements in which current or former employees, directors and consultants have a right to current or future benefits or pursuant to which Sevcon or any of its subsidiaries have liability, in each case, which have been disclosed to Parent; however, the surviving corporation may amend or terminate any such plan in accordance with its terms.

Conditions to the Merger

The respective obligations of Sevcon, Parent and Merger Sub to consummate the merger are subject to the satisfaction or waiver at or prior to the closing of the merger of the following conditions:

•	The merger agreement must have been duly adopted by holders of at least a majority of the outstanding shares of Sevcon common stock entitled to vote thereon, which we refer to as the stockholder merger approval condition;

•	The approval of the Austrian Federal Competition Authority must have been obtained and remain in full force and effect; and

•	No governmental entity of competent jurisdiction may have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect that restrains or enjoins, or otherwise prohibits or makes illegal, the consummation of the merger.

The obligations of Parent and Merger Sub to effect the merger are also subject to the satisfaction or waiver by Parent at or prior to the closing of the merger of the following additional conditions:

•	Our representations and warranties regarding certain aspects of our capitalization must be true and correct both when made and on the closing date for the merger (except to the extent any such representation or warranty is expressly made as of an earlier date, in which case it shall only be required to be true and correct as of such earlier date), except for de minimis inaccuracies;

•	Our representations and warranties regarding the absence of any material adverse effect on Sevcon must be true and correct in all respects both when made and on the closing date for the merger;

•	Certain of our representations and warranties regarding ownership of our subsidiaries, due organization, corporate power and authority and corporate approvals, the Chinese joint venture buyout agreements, absences of conflicts with our or our subsidiaries’ governing documents, disclosure of brokers and broker’s fees, inapplicability of certain anti-takeover statutes and anti-takeover provisions in our certificate of incorporation and bylaws, and receipt of a fairness opinion from Rothschild must be true and correct in all material respects when made and at and as of the closing date (except to the extent any such representation or warranty is expressly made as of an earlier date, in which case it shall only be required to be true and correct as of such earlier date);

•	Our other representations and warranties set forth in the merger agreement, and disregarding all qualifications and exceptions relating to materiality or material adverse effect or similar qualifications, must be true and correct both when made and at and as of the closing date for the merger (except to the extent such representation or warranty is expressly made as of an earlier date, in which case it shall only be required to be true and correct as of such earlier date), except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, would not reasonably be expected to have a material adverse effect;

•	Sevcon having performed or complied in all material respects with all agreements and covenants required by the merger agreement to be performed or complied with by it at or prior to the effective time of the merger;

•	Since the date of the merger agreement, there having been no material adverse effect and there having not been and be continuing any condition, event, change, circumstance, effect, state of facts or development that, individually or in the aggregate, would reasonably be expected to have a material adverse effect;

•	Parent having received a certificate signed by the chief executive officer of Sevcon, dated as of the closing date of the merger, certifying that all of the above conditions with respect to the representations and warranties, performance of agreements and covenants of Sevcon and absence of material adverse effect have been satisfied;

•	No more than 10% of the shares of our common stock and Series A preferred stock (on an as if converted to common stock basis) as of immediately prior to the closing may be dissenting shares, which we refer to as the appraisal rights condition;

•	The charter amendment must have been duly adopted by holders of at least a majority of the outstanding shares of Sevcon common stock entitled to vote thereon and a majority of the outstanding shares of Series A preferred stock entitled to vote thereon, voting as separate classes, which we refer to as the stockholder charter amendment approval condition;

•	No governmental entity of competent jurisdiction may have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect that restrains or enjoins, or otherwise prohibits or makes illegal, the consummation of the charter amendment; and

•	Sevcon and each holder of any warrants outstanding as of the closing having entered into a warrant acknowledgement agreement and each such warrant acknowledgement agreement must be in full force and effect and may not have been amended, modified or waived in whole or in part without the prior written consent of Parent, which we refer to as the warrant condition.

Our obligation to effect the merger and the charter amendment is also subject to the satisfaction or waiver by us at or prior to the closing of the merger of the following additional conditions:

•

The representations and warranties of Parent and Merger Sub set forth in the merger agreement must be true and correct in all respects both when made and at and as of the closing date of the merger (except to the extent any such representation and warranty is expressly made as of an earlier date, in which case it shall only be required to be true and correct as of such earlier date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any qualification as to materiality or similar qualification set forth in the merger agreement), individually or in the aggregate, would not reasonably be expected to prevent, materially delay or impair the consummation by Parent and Merger Sub of the merger in the manner contemplated by the merger agreement;

•	Each of Parent and Merger Sub having performed or complied in all material respects with all agreements and covenants required by the merger agreement to be performed or complied with by it at or prior to the effective time of the merger; and

•	Our having received a certificate signed on behalf of Parent and Merger Sub by an authorized officer of each of Parent and Merger Sub, dated as of the closing date of the merger, certifying that all of the above conditions with respect to the representations and warranties and the agreement and covenant of Parent and Merger Sub have been satisfied.

The conditions to each of the parties’ obligations to complete the merger are for the sole benefit of such party and may be waived by such party in whole or in part (to the extent permitted by applicable laws).

Termination

We and Parent may, by mutual written consent, terminate the merger agreement and abandon the merger and the charter amendment at any time prior to the effective time of the merger, notwithstanding any adoption of the merger agreement or the charter amendment by our stockholders.

The merger agreement may also be terminated and the merger and charter amendment abandoned at any time prior to the effective time of the merger, notwithstanding any adoption of the merger agreement or the charter amendment by our stockholders, as follows:

•	by either Parent or Sevcon, if:

•	Any judgment, order, injunction, rule or decree that permanently restrains or enjoins, or otherwise permanently prohibits or makes illegal, the consummation of the merger is issued by a governmental entity of competent jurisdiction and becomes final and non-appealable, which we refer to as a government order merger termination event; provided that this termination right will not be available to a party whose breach of any covenant or agreement in the merger agreement materially contributed to the issuance of such judgment, order, injunction, rule or decree, or to such judgment, order, injunction, rule or decree becoming final and non-appealable;

•	Our stockholders do not, upon a vote taken, adopt the merger agreement at any duly held stockholders meeting or any adjournment or postponement of such meeting ,which we refer to as a stockholder merger vote termination event; or

•	The merger has not been consummated on or before January 14, 2018, which we refer to as an outside date termination event; provided that this termination right will not be available to any party whose breach of the merger agreement materially contributed to the failure of the merger to be consummated on or prior to January 14, 2018, which date we also refer to as the outside date.

•	by Parent, if:

•

Any of the representations or warranties made by Sevcon in the merger agreement are or become untrue or inaccurate, or Sevcon breaches or fails to perform when required any of its covenants or agreements as set forth in the merger agreement, such that the condition to the closing that is related to the accuracy of the representations and warranties of Sevcon or of the condition to closing related to Sevcon’s compliance with its covenants would not be satisfied if measured at the time of such breach or failure, and such breach, untruth or inaccuracy cannot be cured, or if curable, is not cured prior to the earlier of (i) 30 days after written notice is given by Parent to us and (ii) two business days prior to the outside date, which we refer to as a Sevcon breach termination event; provided that the Parent shall not have this termination right if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements set forth in the merger agreement such that any conditions to Sevcon’s obligation to effect the closing that relate to the truth and accuracy of Parent’s and Merger Sub’s representations or compliance by Parent and Merger Sub with their covenants would not be satisfied if they were to be measured as of the time of such breach;

•	The Board effects an adverse recommendation change, which we refer to as an adverse recommendation change termination event;

•	Any judgment, order, injunction, rule or decree that permanently restrains or enjoins, or otherwise permanently prohibits or makes illegal, the consummation of the charter amendment is issued by a governmental entity of competent jurisdiction and becomes final and non-appealable, which we refer to as a government order charter amendment termination event;

•	Our stockholders do not, upon a vote taken, adopt the charter amendment at any duly held stockholders meeting or any adjournment or postponement of such meeting, which we refer to as a stockholder charter amendment vote termination event, or such vote or a vote to adopt the merger agreement is not taken at any such stockholders meeting within seven days after the later of the date of the Sevcon stockholders meeting set forth in the proxy statement initially distributed to the Sevcon stockholders and the date to which the stockholders meeting is postponed or adjourned in compliance with the terms of the merger agreement as described under “The Merger Agreement—Stockholders Meeting”, which we refer to as a quorum failure termination event;

•	If at any time on or after the earlier of (i) the date of the Sevcon stockholders meeting (subject to any adjournment or postponement thereof), and (ii) the date that is two business days prior to the outside date, Sevcon has not entered into a warrant acknowledgement agreement with each holder of any warrants outstanding if the closing were to occur at such time, which we refer to as a warrant termination event, provided that this termination right will expire ten business days after the date on which the termination right first becomes available to be exercised; or

•	If at any time prior to the earlier of (i) after the fourteenth day following any duly held stockholders meeting held to obtain Sevcon stockholder approval and (ii) the date that is two business days prior to the outside date, the appraisal rights condition is not satisfied if the closing were to occur at such time, which we refer to as an appraisal rights termination event.

•	by Sevcon:

•	If any of the representations or warranties made by the Parent or Merger Sub set forth in the merger agreement are or become untrue or inaccurate, or Parent or Merger Sub breach or fail to perform when required any of their respective covenants or agreements set forth in the merger agreement, such that the condition to the closing that is related to the accuracy of the representations and warranties of the Parent or Merger Sub or of the condition to closing related to their compliance with their respective covenants would not be satisfied if measured at the time of such breach or failure, and such breach, untruth or inaccuracy cannot be cured, or if curable, is not cured prior to the earlier of (i) 30 days after we give written notice to Parent or (ii) two business days prior to the outside date, which we refer to as a Parent breach termination event; provided that we will not have this termination right if we are then in material breach of any of our representations, warranties, covenants or agreements set forth in the merger agreement such that any conditions to Parent’s and Merger Sub’s obligation to effect the closing that relate to the truth and accuracy of Sevcon’s representations or compliance by Sevcon with its covenants would not be satisfied if they were to be measured as of the time of such breach; or

•	At any time prior to the adoption of the merger agreement by our stockholders, to enter into an alternative acquisition agreement with respect to a superior proposal in accordance with the merger agreement, which we refer to as an alternative acquisition proposal termination event, if (i) Sevcon has notified Parent in writing that it intends to enter into such an agreement and provided the Parent opportunity to negotiate in good faith concerning any revisions to the merger agreement for the period required by the merger agreement, (ii) Sevcon, substantially concurrently with the termination of the merger agreement, enters into an alternative acquisition agreement providing for the consummation of that superior proposal (and has otherwise complied with the no-shop and other applicable requirements of the merger agreement with respect to such acquisition proposal, including the matching rights provisions) and (iii) prior to or concurrently with such termination, Sevcon pays Parent the termination fee discussed under “The Merger Agreement—Termination Fees and Expense Reimbursement—Termination Fees and Expense Reimbursement Payable by Sevcon” below.

Termination Fees and Expense Reimbursement

Termination Fees and Expense Reimbursement Payable by Sevcon

In certain circumstances, we may be required to pay Parent a termination fee or expense reimbursement amount if the merger agreement is terminated. The termination fee would be payable in the following circumstances:

•	If (i) an acquisition proposal is made directly to Sevcon’s stockholders or is otherwise publicly disclosed or made directly to or otherwise communicated to GAMCO or their respective affiliates (and is not withdrawn at least two business days prior to the Sevcon stockholders meeting), (ii) the merger agreement is subsequently terminated by Sevcon or Parent pursuant to a stockholder merger vote termination event or by Parent pursuant to a stockholder charter amendment vote termination event, quorum failure termination event or an appraisal rights termination event (provided that more than 20% of the applicable outstanding shares of our common stock and Series A preferred stock (on an as if converted to common stock basis) as of immediately prior to the termination are dissenting shares), and (iii) concurrently with or within 12 months after the date of termination of the merger agreement: (x) Sevcon or any of its subsidiaries enters into a definitive agreement providing for the consummation of an acquisition proposal, (y) our Board or any committee of the Board recommends that Sevcon stockholders vote in favor of or tender into an acquisition proposal that (either within 12 months following the termination of the merger agreement or afterwards) is subsequently consummated or (z) any acquisition proposal is consummated;

•	If (i) the merger agreement is terminated by Parent pursuant to a warrant termination event, (ii) prior to such termination, an acquisition proposal is made directly to Sevcon’s stockholders or is otherwise publicly disclosed (and has not been withdrawn at least two business days prior to such termination) or is made directly to or otherwise communicated to any holder of warrants for which Sevcon has not entered into a warrant acknowledgement agreement, and (iii) concurrently within 12 months after the date of any such termination of the merger agreement: (x) Sevcon or any of its subsidiaries enters into a definitive agreement providing for the consummation of an acquisition proposal, (y) our Board or any committee of the Board recommends that Sevcon stockholders vote in favor of or tender into an acquisition proposal (either within 12 months following the termination of the merger or afterwards) is subsequently consummated or (z) any acquisition proposal is consummated;

•

If (i) an acquisition proposal is made directly to Sevcon’s stockholders or otherwise publicly disclosed or otherwise communicated to Sevcon, the Board or any committee thereof (and is not withdrawn prior to the termination of the merger agreement), and (ii) the merger agreement is thereafter terminated by Sevcon or Parent pursuant to an outside date termination event, and at the time of such termination any of the stockholder merger approval condition, the stockholder charter amendment approval condition or the warrant condition have not been satisfied or waived, and (iii) concurrently with or within 12 months after the date of any such termination of the merger agreement, (x) Sevcon or any of its subsidiaries enters into a definitive agreement providing for the consummation of an acquisition proposal, (y) the Board recommends that Sevcon stockholders vote in favor of or tender into an acquisition proposal that

(either within 12 months following the termination of the merger or afterwards) is subsequently consummated or (z) any acquisition proposal is consummated;

•	If the merger agreement is terminated by Parent due to an adverse recommendation change termination event; or

•	If the merger agreement is terminated by Sevcon due to an alternative acquisition proposal termination event.

In the case of the first, second and third bullets above, we must pay Parent the termination fee concurrently with the entry by Sevcon or any of its subsidiaries into an alternative acquisition agreement with respect to, or upon consummation of, an acquisition proposal meeting the conditions specified in those bullets (substituting “50%” for “15%” and “85%” in the definition of acquisition proposal), whether or not such acquisition proposal is the same acquisition proposal referred to in the first, second or third bullet above.

In the case of the fourth bullet above, we must pay Parent the termination fee no later than two business days after the date of the termination of the merger agreement.

In the case of the fifth bullet above, we must promptly pay Parent the termination fee prior to or concurrently with, and as a condition to, the termination of the merger agreement.

The termination fee is a cash amount equal to $4,800,000, except if the merger agreement has been validly terminated:

•	By Sevcon pursuant to an alternative acquisition agreement termination event with respect to an acquisition proposal that the Board has determined is a superior proposal at or before 11:59 p.m., Chicago Time, on August 31, 2017, which time we refer to as the tier 1 fee deadline, or an acquisition proposal that is determined by the Board to be a superior proposal after the tier 1 fee deadline that reflects modifications as a result of Sevcon’s compliance with Parent’s match rights to an acquisition proposal that the Board has determined is a superior proposal at or before the tier 1 fee deadline; or

•	By Parent pursuant to an adverse recommendation change termination event in connection with an adverse recommendation change effected by the Board in connection with an acquisition proposal that the Board has determined at or before the tier 1 fee deadline is a superior proposal (or an acquisition proposal that is determined by the Board to be a superior proposal after the tier 1 fee deadline that reflects modifications as a result of Sevcon’s compliance with Parent’s match rights to an acquisition proposal that the Board has determined is a superior proposal at or before the tier 1 fee deadline);

in which case the termination fee is a cash amount equal to $1,600,000.

The expense reimbursement amount would be payable if the merger agreement is terminated by Sevcon or Parent pursuant to the stockholder merger vote termination event or by the Parent pursuant to the stockholder charter amendment termination event, the quorum failure termination event, the appraisal rights termination event or the warrant termination event. We must promptly pay Parent the expense reimbursement amount no later than two business days after the date of the termination of the merger agreement.

The expense reimbursement amount is a cash amount equal to $2,400,000.

Expenses

All fees and expenses incurred in connection with the merger agreement, the merger and the other transactions contemplated by the merger agreement will be borne and timely paid by the party incurring such fees or expenses, whether or not the merger is consummated.

Remedies

No termination of the merger agreement will relieve any party to the merger agreement of any liability resulting from any willful or intentional breach of the merger agreement, fraud, or as may arise under any voting and support agreement, director support agreement or warrant acknowledgement agreement.

Except as provided above, upon termination of the merger agreement, Parent’s right to receive the termination fee and/or the expense reimbursement amount (and any additional interest due on the termination fee amount as a result of Sevcon failing to promptly pay when due the termination fee or expense reimbursement amount) will be the sole and exclusive remedy of Parent and Merger Sub, and their respective affiliates, against Sevcon, its subsidiaries and any of Sevcon’s respective former, current or future stockholders, directors, officers, affiliates, agents or other representatives, for any loss suffered as a result of any breach of any representation, warranty, covenant or agreement in the merger agreement, or the failure of the merger or the other transactions contemplated by the merger agreement or the charter amendment to be consummated; provided, however that no termination of the merger agreement will relieve any party to the merger agreement of any liability resulting from any willful or intentional breach of the merger agreement, fraud, or as may arise under any voting and support agreement, director support agreement or warrant acknowledgement agreement.

The parties are entitled to an injunction or injunctions to prevent breaches of the merger agreement, and to enforce specifically the terms of the merger agreement without proof of actual damages.

Indemnification; Directors’ and Officers’ Insurance

From and after the effective time of the merger through the sixth anniversary of the merger, Parent and the surviving corporation will indemnify and hold harmless to the fullest extent permitted under applicable law (and Parent will, subject to repayment under certain limited circumstances, advance expenses to, to the fullest extent permitted under applicable law) our and our subsidiaries’ present and former directors and officers against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding whether civil, criminal, administrative, or investigation, arising out of or related to such director’s or officer’s service as a director or officer of Sevcon or its subsidiaries (or services performed at our or our subsidiaries’ request) at or prior to the effective time of the merger (including in connection with the merger and the other transactions contemplated by the merger agreement and the charter amendment and actions to enforce such indemnification or advancement rights), to the fullest extent permitted by law.

For a period of six years from the effective time of the merger, all rights of our directors and officers to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the effective time, and rights to advancement of expenses relating thereto now existing in favor of any director or officer of us or our subsidiaries in any of our or our subsidiaries’ organizational documents or any indemnified agreement between an officer or director and us or one of our subsidiaries, will survive the merger and continue in full force and effect. For the six-year period following the merger, such existing rights shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any indemnified party.

We are required to (and if we are unable to do so, Parent will cause the surviving corporation to) obtain a six-year “tail” insurance policy with respect to the currently existing directors’ and officers’ liability insurance policies and fiduciary liability insurance policies. Such policy must be obtained from an insurance carrier with the same or better credit rating as our insurance carrier as of the date of the merger agreement with respect to directors’ and officers’ liability insurance and fiduciary liability insurance and must have terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as our existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of Sevcon or any of its subsidiaries by reason of him or her serving in such capacity matters that existed or occurred at or prior to the effective time of the merger. This obligation is subject to a cap of 200% of the annual premium amount we are currently paying for such insurance.

If we and the surviving corporation fail to purchase such policies, then Parent has agreed to cause the surviving corporation to continue to maintain the current policies in place or to use reasonable best efforts to purchase comparable policies, in each case, for the six-year period following the effective time of the merger. Parent’s or the surviving corporation’s obligation to provide this insurance will be capped at 200% of the annual premium amount we are currently paying for such insurance. If the annual premium amount for such coverage exceeds the cap, the surviving corporation must obtain a policy with the greatest coverage available for a cost not exceeding the amount of the cap.

The present and former directors and officers of Sevcon, together with their respective heirs and legal representatives, will have the right to enforce the provisions of the merger agreement relating to their indemnification.

Amendment or Supplement

The merger agreement may be amended, modified or supplemented by the parties any time prior to the effective time of the merger, whether before or after Sevcon stockholder approval has been obtained. Any such amendment, modification or supplement must be in a writing and signed on behalf of each of the parties, and after Sevcon stockholder approval has been obtained, no amendment can be made that pursuant to applicable law would require further approval or adoption by the stockholders of Sevcon without such further approval or adoption.

THE VOTING AND SUPPORT AGREEMENTS

This section describes the material terms of the voting and support agreements. The description of the voting and support agreements in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the voting and support agreements, copies of which are attached as Annex D-1 and Annex D-2 and are incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the voting and support agreements that is important to you. We encourage you to read the voting and support agreements carefully and in their entirety.

Explanatory Note Regarding the Voting and Support Agreements

The voting and support agreements and this summary of their terms are included to provide you with information regarding their terms. The representations, warranties and covenants made in the respective voting and support agreements by Meson Capital, Bassi and Parent were made solely to the parties to, and solely for the purposes of, the applicable voting and support agreement and as of specific dates and were qualified and subject to important limitations agreed to by the parties to the voting and support agreements in connection with negotiating the terms of the voting and support agreements. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of Meson Capital, Bassi and Parent or any of their respective subsidiaries or affiliates.

Summary

On July 14, 2017, concurrently with the execution of the merger agreement, Meson Capital and Bassi entered into separate voting and support agreements with Parent, pursuant to which, among other things and subject to the terms and conditions of the voting and support agreements, Meson Capital and Bassi agreed to vote all of the shares of our common stock and Series A preferred stock beneficially owned by Meson Capital and Bassi, representing, with respect to Meson Capital, approximately 13.74% of the outstanding shares of our common stock and 1.91% of the shares of our Series A preferred stock, and with respect to Bassi approximately 10.71% of the outstanding shares of our common stock, in favor of the adoption of the merger agreement and the charter amendment and the approval of the transactions contemplated by the merger agreement, including the merger, and any other matter to be approved by the stockholders of Sevcon to facilitate such transactions, and not to vote in favor of any alternative transactions. Meson Capital and Bassi also agreed to be subject to the same restrictions on the solicitation or initiation of other acquisition proposals and on engaging in discussions regarding such proposals as are applicable to Sevcon’s representatives pursuant to the merger agreement, and certain restrictions on the transfer of shares of our common or Series A preferred stock.

In the voting and support agreements, each of Meson Capital and Bassi additionally irrevocably (until the applicable voting and support agreement is terminated) appoints Parent as their proxy to vote Meson Capital’s and Bassi’s shares, on behalf of Meson Capital and Bassi, respectively, at any annual or special meeting, or at any adjournment thereof, for the adoption of the merger agreement and the charter amendment and approval of the merger if Meson Capital or Bassi, as applicable, fails to vote (including through delivery of a proxy to vote) for the adoption of the merger agreement and the charter amendment and approval of the merger not less than two business days prior to such meeting.

The voting and support agreements terminate upon the earlier of:

•	the closing of the merger;

•	the termination of the merger agreement in accordance with its terms; or

•	delivery of written notice from Meson Capital or Bassi (as the case may be) to Parent after any amendment, modification or waiver of the merger agreement that would reduce or change the form of the per common share merger consideration or per preferred share merger consideration.

PROPOSAL 1: APPROVAL AND ADOPTION OF THE MERGER AGREEMENT

We are asking you to approve the proposal to approve and adopt the merger agreement and thereby approve the transactions contemplated by the merger agreement, including the merger. For a detailed discussion of the terms and conditions of the merger agreement, see the section entitled “The Merger Agreement.” A copy of the merger agreement is attached to this proxy statement as Annex A.

Vote Required and Board Recommendation

As discussed in the section entitled “The Merger—Recommendation of the Board of Directors and Reasons for the Merger,” acting upon the recommendation of the Special Committee and after considering various factors described in such section, the Board has determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of Sevcon and its stockholders. The Board has unanimously approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby, including the merger, and the Board unanimously recommends that you vote “FOR” the proposal to approve and adopt the merger agreement.

Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Sevcon common stock entitled to vote at the special meeting. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” the proposal.

The Board unanimously recommends that you vote “FOR” the proposal to approve and adopt the merger agreement.

PROPOSAL 2: APPROVAL AND ADOPTION OF THE CHARTER AMENDMENT

Sevcon has two classes of stock outstanding, common stock and Series A preferred stock. Each share of Series A preferred stock is convertible at the option of the holder into three shares of common stock. We are asking you to approve an amendment to our Amended and Restated Certificate of Incorporation to provide that, at the effective time of the merger, each holder of Series A preferred stock will be entitled to receive the consideration provided for in the merger agreement for each share of Series A preferred stock such holder owns. For more information about the charter amendment, see the section entitled “The Merger—The Charter Amendment” beginning on page 33.

It is a condition to Parent and Merger Sub’s obligation to close the merger that the charter amendment has been adopted by our stockholders and has become effective under the DGCL.

Required Vote

The charter amendment requires the affirmative vote of holders of a majority of each of the outstanding common stock and the outstanding Series A preferred stock, voting as separate classes. Accordingly, abstentions and broker non-votes will have the same effect as votes cast against the proposal.

The Board unanimously recommends that you vote “FOR” the proposal to approve and adopt the charter amendment.

PROPOSAL 3: ADJOURNMENT OF THE SPECIAL MEETING

We are asking you to approve a proposal to approve one or more adjournments of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve and adopt the merger agreement and/or the charter amendment at the time of the special meeting or if we do not have a quorum at the special meeting. If our stockholders approve the adjournment proposal, we could adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against adoption of the merger agreement and/or the charter amendment. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against adoption of the merger agreement and/or the charter amendment such that the proposal to approve and adopt the merger agreement and/or the charter amendment would be defeated, we could adjourn the special meeting without a vote on the adoption of the merger agreement and/or the charter amendment and seek to convince the holders of those shares to change their votes to votes in favor of adoption of the merger agreement and/or the charter amendment. Additionally, we may seek to adjourn the special meeting if a quorum is not present at the special meeting.

Vote Required and Board Recommendation

Approval of the proposal to approve one or more adjournments of the special meeting, whether or not a quorum is present, requires the affirmative vote of a majority of the shares of our common stock represented at the special meeting, either in person or by proxy, and entitled to vote at the special meeting.

The Board believes that it is in the best interests of Sevcon and its stockholders to be able to adjourn the special meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies in respect of the proposal to approve and adopt the merger agreement and/or the charter amendment if there are insufficient votes to approve and adopt the merger agreement and/or the charter amendment at the time of the special meeting or in the absence of a quorum.

The Board unanimously recommends that you vote “FOR” the proposal to approve one or more adjournments of the special meeting.

PROPOSAL 4: ADVISORY VOTE ON MERGER-RELATED NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with Section 14A of the Exchange Act, Sevcon is providing its stockholders with the opportunity to cast an advisory (non-binding) vote on the compensation that may be paid or become payable to the named executive officers of Sevcon in connection with the merger, including the agreements and understandings pursuant to which such compensation may be paid or become payable, the value of which is set forth under “The Merger—Quantification of Payments and Benefits of Named Execution Officers in Connection with the Merger—Golden Parachute Compensation” beginning on page 66.

For purposes of this proxy statement, our named executive officers are Matthew Boyle, President and Chief Executive Officer, and Paul N. Farquhar, Vice President and Chief Financial Officer.

The Board encourages you to carefully review the named executive officer merger-related compensation information disclosed in this proxy statement. As required by Section 14A of the Exchange Act, Sevcon is asking its stockholders to vote on the adoption of the following resolution:

“RESOLVED, that the stockholders approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Sevcon, Inc.’s named executive officers in connection with the merger, including the agreements and understandings pursuant to which such compensation may be paid or become payable, as disclosed under “The Merger—Quantification of Payments and Benefits of Named Execution Officers in Connection with the Merger—Golden Parachute Compensation,” of this proxy statement.”

Stockholders should note that this proposal is not a condition to completion of the merger, and as an advisory vote, the result will not be binding on Sevcon, the Board or Parent. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the merger is consummated, our named executive officers will be eligible to receive the compensation that is based on or otherwise relates to the merger in accordance with the terms and conditions applicable to those payments.

Vote Required and Board Recommendation

Approval of the proposal to approve by non-binding, advisory vote, compensation that will or may become payable by Sevcon to its named executive officers in connection with the merger whether or not a quorum is present, requires the affirmative vote of a majority of the shares of common stock represented at the special meeting, either in person or by proxy, and entitled to vote at the special meeting.

The Board unanimously recommends that you vote “FOR” the proposal to approve, by non-binding, advisory vote, compensation that will or may become payable by Sevcon to its named executive officers in connection with the merger.

MARKET PRICES AND DIVIDEND DATA

Sevcon’s common stock is listed on NASDAQ under the symbol “SEV.” As of August 15, 2017, there were 5,693,408 shares of our common stock outstanding, held by approximately 113 stockholders of record. The Series A preferred stock is not listed on any exchange.

The following table sets forth, for the indicated periods, the high and low sales prices of Sevcon’s common stock for the periods shown as reported by NASDAQ:

		Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year
FY 2017 (through August 18, 2017)
Common stock price per share	High	$9.80	$16.43	$16.61	$22.10	$22.10
	Low	$8.10	$8.19	$11.31	$12.56	$8.10
FY 2016
Common stock price per share	High	$10.95	$11.08	$10.48	$9.70	$11.08
	Low	$9.11	$9.00	$9.04	$8.20	$8.20
FY 2015
Common stock price per share	High	$9.33	$8.79	$12.94	$11.32	$12.94
	Low	$6.53	$7.05	$6.74	$7.20	$6.53
FY 2014
Common stock price per share	High	$9.33	$8.79	$12.94	$11.32	$12.94
	Low	$6.53	$7.05	$6.74	$7.20	$6.53

We have not paid dividends on the common stock since 2009. Since October 2014, we have paid a 4% cumulative annual dividend semi-annually on the Series A preferred stock, which has a stated value of $24 per share.

The closing price of our common stock on NASDAQ on July 14, 2017, the last trading day prior to the public announcement of the merger agreement, was $13.69 per share. On August 18, 2017, the latest practicable trading day before the printing of this proxy statement, the closing price of our common stock on NASDAQ was $21.88 per share. You are encouraged to obtain current market quotations for our common stock.

Following the merger, there will be no further market for our common stock and our stock will be delisted from NASDAQ and deregistered under the Exchange Act. As a result, following the merger and such deregistration, we will no longer file periodic reports with the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information as to the ownership of Sevcon’s common stock as of August 15, 2017, by (i) persons known to Sevcon to be the beneficial owners of more than 5% of Sevcon’s outstanding common stock, (ii) each of our directors and named executive officers, and (iii) all executive officers and directors as a group. In calculating the number and percentage of shares beneficially owned by any person, we have included shares that could be acquired by such person upon conversion of Series A preferred stock to common stock and shares issuable upon exercise of warrants. Except as specified below, the business address of each person is c/o Sevcon, Inc., 155 Northboro Road, Southborough, Massachusetts 01772.

Name and Address Of Beneficial Owner	Amount Beneficially Owned (1)		Percent of Class
Mario J. Gabelli/GGCP, Inc. /Teton Advisors, Inc. One Corporate Center Rye, NY 10580-1435	2,562,362	(2)	38.95%
Ryan J. Morris/Meson Capital Partners LLC One Sansome Street, San Francisco, CA 94960	1,140,873	(3)	18.85%
Andrea Bassi/Bassi Holding S.r.l. Via Mensa 3/2 48022—Lugo (RA), Italy	675,000	(4)	11.74%
Dr. Marvin G. Schorr 330 Beacon Street Boston, MA 02116	432,636	(5)	7.51%
Glenn J. Angiolillo	15,014	(6)	*
Matthew Boyle	159,265	(7)	2.78%
Matthew Goldfarb	8,000	(8)	*
William J. Ketelhut	45,002	(9)	*
Walter M. Schenker	43,893	(10)	*
David R.A. Steadman	49,500	(11)	*
Paul Stump	39,724	(12)	*
Paul N. Farquhar	86,548	(13)	1.52%
All current executive officers and directors as a group (11 persons)	2,262,819	(14)	36.68%

(1)	Unless otherwise indicated, each owner has sole voting and investment power with respect to the shares listed or shares that power with his spouse.
(2)

As reported on Schedule 13D/A filed with the Securities and Exchange Commission (“SEC”) on August 17, 2017, Mr. Gabelli, GGCP, Inc. and Teton Advisers, Inc. are the ultimate beneficial owners of the shares shown, which are held in investment advisory accounts. GAMCO Asset Management, Inc., Gabelli Funds LLC, and Gabelli & Company Investment Advisers, Inc., investment advisers, are indirect subsidiaries of GGCP, Inc. with beneficial ownership as follows: (i) GAMCO Asset Management, Inc., has sole investment power with respect to 1,033,449 of such shares (17.29% of the class) and sole voting power with respect to 982,121 of such shares; its beneficial ownership includes a total of 351,648 shares of common stock issuable upon conversion of shares of Series A preferred stock and exercise of warrants; (ii) Gabelli Funds LLC, has sole investment power with respect to 728,794 of such shares (12.25% of the class) and sole voting power with respect to 15,700 of such shares, while the proxy voting committee of funds advised by Gabelli Funds LLC has sole voting power over the remainder of such shares; the beneficial ownership of Gabelli Funds LLC includes a total of 253,594 shares of common stock issuable upon conversion of shares of Series A preferred stock and exercise of warrants; and (iii) Gabelli & Company Investment Advisers, Inc. has sole investment and voting power with respect to 2,000 of such shares. Teton Advisors, Inc., which is controlled by Mr. Gabelli, has sole voting and investment power with respect to 798,119 of such shares (13.36% of the class), including a total of 279,611 shares of common stock issuable upon conversion of shares of Series A preferred stock and exercise of warrants.
(3)	Mr. Morris is a director of the Company. These parties filed Schedules 13D/A with the SEC on July 20, 2017, reporting membership in a group. The number of shares shown in the table above includes (i) 1,014 shares issuable upon conversion of Series A preferred stock that are owned directly by Mr. Morris, (ii) a total of 50,597 shares issuable upon conversion of Series A preferred stock and exercise of warrants owned by Meson Capital LP, and (iii) 307,000 shares issuable upon the exercise of warrants owned by Meson Constructive Capital LP (which has beneficial ownership of 15.35% of the class). Meson Capital Partners LLC serves as investment adviser to Meson Capital LP and Meson Constructive Capital LP, with which Meson Capital Partners LLC and Mr. Morris share voting and investment power over all such shares.
(4)	Mr. Bassi is an executive officer of the Company. Includes 55,000 shares issuable upon exercise of warrants.
(5)	Dr. Schorr is the founder and director emeritus of the Company. Includes 67,344 shares issuable upon conversion of Series A preferred stock. Also includes 1,800 outstanding shares and 702 shares issuable upon conversion of Series A preferred stock that are owned by Dr. Schorr’s wife, as to which he disclaims beneficial ownership.
(6)	Mr. Angiolillo is a director of the Company. Includes 1,014 shares issuable upon conversion of Series A preferred stock.
(7)	Mr. Boyle is Chief Executive Officer and a director of the Company. Includes 27,369 shares issuable upon conversion of Series A preferred stock. Also includes 4,000 shares that are owned by Mr. Boyle’s wife, as to which he disclaims beneficial ownership.
(8)	Mr. Goldfarb is Chairman of the Company’s Board of Directors.
(9)	Mr. Ketelhut is a director of the Company. Includes 7,212 shares issuable upon conversion of Series A preferred stock.
(10)	Mr. Schenker is a director of the Company. Includes 1,614 shares issuable upon conversion of Series A preferred stock owned by Mr. Schenker directly and 7,500 shares issuable upon exercise of warrants that are owned by MAZ Partners LP.
(11)	Mr. Steadman is a director of the Company. Includes 3,000 shares issuable upon conversion of Series A preferred stock.
(12)	Mr. Stump is a director of the Company. Includes 7,224 shares issuable upon conversion of Series A preferred stock.
(13)	Mr. Farquhar is Chief Financial Officer of the Company. Includes 6,978 shares issuable upon conversion of Series A preferred stock.
(14)	Includes a total of 475,522 shares issuable upon conversion of Series A preferred stock and 397,000 shares issuable upon exercise of warrants.

FUTURE STOCKHOLDER PROPOSALS

If the merger is consummated, we will have no public stockholders and there will be no public participation in any future meetings of stockholders of Sevcon. However, if the merger is not completed, our stockholders will continue to be entitled to attend and participate in our stockholders’ meetings.

Our stockholders may submit proposals on matters appropriate for stockholder action at meetings of our stockholder in accordance with Rule 14a-8 of the Exchange Act. To be submitted for inclusion in the proxy statement for the annual meeting of stockholders to be held on February 6, 2018, for the fiscal year ending September 30, 2017, which we refer to as the 2018 Annual Meeting, such stockholder proposals must have satisfied all applicable requirements of Rule 14a-8 and must have been received by the Secretary of the Company no later than the close of business on September 13, 2017.

Under the Company’s bylaws, in order for a stockholder to bring business before or propose director nominations at the 2018 Annual Meeting, the stockholder must give written notice to the Secretary or other specified officer of the Company no earlier than November 23, 2017, and no later than December 18, 2017, except that if notice thereof is mailed to stockholders or publicly disclosed less than 65 days in advance, the notice given by the stockholder must be received not later than the fifteenth day following the day on which the notice of such annual meeting date was mailed or public disclosure made, whichever occurs first. The notice must contain specified information about the proposed business or each nominee and the stockholder making the proposal or nomination.

Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for the 2018 Annual Meeting, except in circumstances where we receive reasonable notice of the proposed matter before we send our proxy materials for the 2018 Annual Meeting, and the proponent complies with the other requirements set forth in Rule 14a-4.

OTHER MATTERS

As of the date of this proxy statement, our Board knows of no matters that will be presented for consideration at the special meeting other than as described in this proxy statement. However, if any other matter is properly presented at the special meeting, the shares represented by proxies in the form of the enclosed proxy card will be voted in the discretion of the named proxy holders.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.

The following Sevcon filings with the SEC are incorporated by reference:

•	Sevcon’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016, filed with the SEC on December 23, 2016;

•	Sevcon’s Quarterly Reports on Form 10-Q for the quarters ending December 31, 2016 and April 1 and July 1, 2017, filed with the SEC on February 14, May 16 and August 14, 2017, respectively; and

•	Sevcon’s Current Reports on Form 8-K filed with the SEC on November 2 and December 5, 2016 and February 13, May 24, June 8, July 10 and July 17, 2017 (other than the portions of such documents not deemed to be filed).

We also incorporate by reference into this proxy statement additional documents that we may file with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act between the date of this proxy statement and the earlier of the date of the special meeting or the termination of the merger agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference herein.

You may read and copy any reports, statements or other information that we file with the SEC at the SEC’s public reference room at the following location: 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of those documents at prescribed rates by writing to the Public Reference Section of the SEC at that address. Please call the SEC at (800) SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by Sevcon through the Investor Relations section of our website, www.sevcon.com, and the “SEC Filings” section therein.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Sevcon, Inc.

155 Northboro Road

Southborough, Massachusetts 01772

(508) 281-5522

Attn: Investor Relations

If you would like to request documents from us, please do so by September 15, 2017, to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one business day after we receive your request. Please note that all of our documents that we file with the SEC are also promptly available through the Investor Relations section of our website, www.sevcon.com, and the “SEC Filings” section therein. The information included on our website is not incorporated by reference into this proxy statement.

If you have any questions about this proxy statement, the special meeting or the merger or need assistance with voting procedures, you should contact our proxy solicitor:

The Proxy Advisory Group, LLC

1-844-99PROXY (1-844-997-7699)

You should rely only on the information contained in this proxy statement, the appendices to this proxy statement and the documents we refer to in this proxy statement to vote on the merger. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated August 21, 2017. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement) and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

by and among

BORGWARNER INC.,

SLADE MERGER SUB INC.

and

SEVCON, INC.

Dated as of July 14, 2017

ii

iii

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of July 14, 2017, is by and among BorgWarner Inc., a Delaware corporation (“Parent”), Slade Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”) and Sevcon, Inc., a Delaware corporation (the “Company” and together with Parent and Merger Sub, the “Parties”).

RECITALS

WHEREAS, pursuant to this Agreement, and upon the terms and subject to the conditions set forth herein, Merger Sub will be merged with and into the Company with the Company as the surviving corporation (the “Merger”), in accordance with the Delaware General Corporation Law (the “DGCL”), and each issued and outstanding share of common stock of the Company, par value $0.10 per share (each a “Common Share”) (other than Excluded Shares and other than Dissenting Shares) will be converted into the right to receive $22.00 per Common Share in cash (the “Per Common Share Merger Consideration”) and, if the Charter Amendment is enacted, each issued and outstanding share of preferred stock designated as Series A Preferred Stock of the Company, par value $0.10 per share (each a “Preferred Share”, and together with the Common Shares, each a “Company Share”) (other than Excluded Shares and other than Dissenting Shares) will be converted into the right to receive $66.00 per Preferred Share in cash (the “Per Preferred Share Merger Consideration”), in each case without interest and subject to any withholding of Taxes required by applicable Law;

WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously (i) approved and declared advisable this Agreement and the Charter Amendment and the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth herein, and (ii) determined that this Agreement and such transactions are fair to, and in the best interests of, the Company and its stockholders (other than Parent and its Subsidiaries);

WHEREAS, the board of directors of Parent has (i) approved and declared advisable this Agreement and the Charter Amendment and the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth herein and (ii) determined that this Agreement and such transactions are fair to, and in the best interests of, Parent;

WHEREAS, the board of directors of Merger Sub has (i) approved and declared advisable this Agreement and the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth herein and (ii) determined that this Agreement and such transactions are fair to, and in the best interests of, Merger Sub;

WHEREAS, concurrently with the execution of this Agreement, (i) Meson Capital LP, Meson Constructive Capital LP and Ryan J. Morris (collectively, “Meson Group”) are entering into a Voting and Support Agreement with Parent (the “Meson Voting and Support Agreement”), (ii) Bassi Holding S.r.l ( “Bassi”) is entering into a Voting and Support Agreement with Parent (the “Bassi Voting and Support Agreement” and collectively with the Meson Voting and Support Agreement, the “Voting and Support Agreements”), and (iii) each member of the Company Board and its director emeritus (other than Ryan J. Morris, who has entered into the Meson Voting and Support Agreement) (collectively, the “Director Group”) are entering into Support Agreements with Parent (collectively, the “Director Agreements”);

WHEREAS, concurrently with the execution of this Agreement, each of the Meson Group, Bassi and each member of the Director Group that is a holder of Warrants is entering into a Warrant Acknowledgement Agreement with the Company with respect to each Warrant held by such Persons;

WHEREAS, the parties hereto wish to effect an amendment to the certificate of incorporation of the Company (the “Charter Amendment”) in the form attached hereto as Exhibit A; and

WHEREAS, each of Parent, Merger Sub and the Company desires to make certain representations, warranties, covenants and agreements in connection with the Merger and Charter Amendment and also to prescribe various conditions to the Merger and Charter Amendment.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

THE MERGER

Section 1.1 The Merger.

(a) Upon the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, the Company and Merger Sub shall consummate the Merger, and as a result thereof: (i) Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease, (ii) the Company shall be the surviving corporation in the Merger and shall continue to be governed by the DGCL, and (iii) the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger, except as set forth in this Section 1.1 and in Section 1.2. The corporation surviving the Merger is sometimes hereinafter referred to as the “Surviving Corporation.” As a result of the Merger, the Surviving Corporation will be a direct or indirect Subsidiary of Parent. The Merger shall have the effects set forth in this Agreement and specified in the DGCL.

(b) At the Effective Time, (i) if the Charter Amendment is enacted, the certificate of incorporation of the Company shall be amended and restated to read as set forth on Exhibit A hereto and shall thereafter be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law or (ii) if the Charter Amendment is not enacted, the certificate of incorporation of the Company shall be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law. At the Effective Time, the bylaws of Merger Sub in effect immediately prior to the Effective Time, which shall comply with Section 5.10(b), shall be the bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law.

Section 1.2 Effective Time. At the Closing, Parent, Merger Sub and the Company shall cause a certificate of merger (the “Certificate of Merger”) to be duly executed and filed, in accordance with the DGCL, with the Secretary of State of the State of Delaware and shall make all other filings or recordings required in connection with the Merger. The Merger shall become effective at the time such Certificate of Merger shall have been duly filed with, and accepted by, the Secretary of State of the State of Delaware or such later date and time as is agreed upon by the Parties and specified in the Certificate of Merger (such date and time hereinafter referred to as the “Effective Time”).

Section 1.3 Closing. Upon the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) will take place at 10:00 a.m., Chicago time, on the third (3rd) Business Day after satisfaction or waiver of the last of the conditions set forth in Article VI (other than those conditions that by their nature may only be satisfied on the Closing Date, but subject to the satisfaction or waiver of such conditions on the Closing Date), by electronic exchange of documents and signatures, unless another time or date is agreed to in writing by the Parties hereto. The date on which the Closing actually occurs is referred to herein as the “Closing Date.”

Section 1.4 Directors and Officers of the Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation and the officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, in each case until their respective successors shall have been duly elected or appointed and qualified, or until their earlier death, resignation or removal in accordance with the Surviving Corporation’s certificate of incorporation and bylaws and applicable Laws.

ARTICLE II

MERGER CONSIDERATION; CONVERSION OF STOCK

Section 2.1 Conversion of Company Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, the Company or Merger Sub or any holder of any securities of any of the foregoing:

(a) Capital Stock of Merger Sub. Each share of common stock of Merger Sub, par value $0.10 per share, issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, par value $0.10 per share.

(b) Cancellation of Company Shares. Each outstanding or issued Applicable Company Share that is owned by Parent, Merger Sub or the Company, or by any Subsidiary of Parent, Merger Sub or the Company, immediately prior to the Effective Time (except to the extent held by any such person on behalf of a third party) (collectively, the “Excluded Shares”), shall automatically be canceled and shall cease to exist, and no cash, stock or other consideration shall be delivered or deliverable in exchange therefor.

(c) Conversion of Company Shares.

(i) Each Common Share issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and Dissenting Shares) shall automatically be converted into the right to receive cash in an amount, without interest, equal to the Per Common Share Merger Consideration.

(ii) If the Charter Amendment becomes effective in accordance with Section 2.3, each Preferred Share issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and Dissenting Shares) shall automatically be converted into the right to receive cash in an amount, without interest, equal to the Per Preferred Share Merger Consideration.

(iii) As of the Effective Time, all of the Applicable Company Shares referenced in subsections (i) and (ii) above shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate representing any such Company Shares (a “Certificate”) or book-entry Company Shares (“Book-Entry Shares”) (other than Dissenting Shares and Excluded Shares) shall cease to have any rights with respect to such Company Shares, except, in all cases, the right to receive, with respect to the Common Shares, the Per Common Share Merger Consideration and, if the Charter Amendment becomes effective in accordance with Section 2.3, with respect to the Preferred Shares, the Per Preferred Share Merger Consideration, in each case without interest and in accordance with Section 2.2, and each Certificate formerly representing Dissenting Shares (and each Dissenting Share that is a Book-Entry Share) shall thereafter only represent the right to receive the payment to which reference is made in Section 2.2(i). The right of any holder of any Company Share to receive either the Per Common Share Merger Consideration or the Per Preferred Share Merger Consideration, if and as applicable, shall be subject to and reduced by the amount of any withholding that is required under applicable Tax Law.

(d) Company Stock Awards. The Company and the Company Board shall take all requisite action, including adopting resolutions as are necessary to effect the transactions in this Section 2.1(d), so that:

(i) Each option outstanding immediately prior to the Effective Time to purchase Common Shares (“Company Stock Option”) under any stock option plan of the Company, including the Company’s 1996

Equity Incentive Plan, as amended and restated, and any other plan, agreement or arrangement of the Company (collectively, the “Company Equity Plan”), shall, automatically and without any required action on the part of the holder thereof, be canceled and, in exchange therefor, each holder of any such canceled Company Stock Option shall be entitled to receive, in consideration of the cancellation of such Company Stock Option and in settlement therefor, a payment in cash of an amount, equal to the product of (i) the total number of Common Shares subject to such cancelled Company Stock Option assuming all performance-based vesting conditions have been fully satisfied and (ii) the excess, if any, of (A) the Per Common Share Merger Consideration over (B) the exercise price per Common Share subject to such canceled Company Stock Option, without interest (such amounts payable hereunder, the “Option Payments”); provided, however, that (i) any such Company Stock Option with respect to which the exercise price per Common Share subject thereto is equal to or greater than the Per Common Share Merger Consideration shall be canceled in exchange for no consideration and (ii) such Option Payments may be reduced by the amount of any required Tax withholdings. The Option Payments shall be made in accordance with Section 2.2(j), including any vesting schedule referred to therein. From and after the Effective Time, no Company Stock Option shall be exercisable and each Company Stock Option shall only entitle the holder thereof to the payment provided for in this Section 2.1(d)(i).

(ii) Each award of Common Shares outstanding immediately prior to the Effective Time that is subject to forfeiture or other restrictions (“Restricted Shares”) granted pursuant to a Company Equity Plan shall, at the Effective Time, automatically and without any required action on the part of the holder thereof, be converted into the right to receive the Per Common Share Merger Consideration pursuant to Section 2.1(c), with respect to the number of Common Shares subject to such award assuming all performance-based vesting conditions have been fully satisfied (such amounts payable hereunder, the “Restricted Share Payments”). The Restricted Share Payments shall be made in accordance with Section 2.2(j), including any vesting schedule referred to therein.

(iii) At or prior to the Effective Time, the Company and the Company Board shall adopt any resolutions and take any actions that are necessary to (x) effectuate the treatment of the Company Stock Options and Restricted Shares (collectively, the “Company Equity Awards”) pursuant to Section 2.1(d)(i) through Section 2.1(d)(ii) and (y) cause the Company Equity Plan to terminate at or prior to the Effective Time. The Company and the Company Board shall take all actions necessary to ensure that from and after the Effective Time neither Parent nor the Surviving Corporation will be required to deliver Common Shares or other capital stock of the Company to any Person pursuant to or in settlement of Company Equity Awards.

(e) Anti-Dilution. Notwithstanding anything in this Agreement to the contrary, if, from the date of this Agreement until the Effective Time, the number of outstanding Applicable Company Shares shall have been changed into a different number of Applicable Company Shares or different class by reason of any reclassification, stock split (including a reverse stock split), recapitalization, business combination, tender or exchange offer, readjustment or other similar transaction, or a stock dividend or stock distribution thereon shall be declared with a record date within said period, the Per Common Share Merger Consideration and/or Per Preferred Share Merger Consideration, as and if applicable, shall be appropriately adjusted to provide the holders of such Applicable Company Shares the same economic effect as contemplated by this Agreement prior to such event; provided, however, that (i) in no event shall the aggregate amount payable by Parent pursuant to Section 2.2 after giving effect to any such event exceed the amount that would have been payable pursuant to Section 2.2 had such event not occurred and (ii) nothing in this Section 2.1 shall permit the Company to take any action with respect to its securities that is expressly prohibited by the terms of this Agreement.

Section 2.2 Disposition of Certificates and Book-Entry Shares.

(a) Paying Agent. Prior to the Closing, Parent shall appoint a U.S.-based nationally recognized bank or trust company reasonably acceptable to the Company to act as paying agent (the “Paying Agent”) for the payment of the Per Common Share Merger Consideration to the holders of the Common Shares and, if the Charter

Amendment becomes effective in accordance with Section 2.3, the Per Preferred Share Merger Consideration to the holders of Preferred Shares. Parent will enter into a paying agent agreement with the Paying Agent (the “Paying Agent Agreement”) on terms reasonably acceptable to the Company prior to the Closing. Prior to or at the Closing, Parent shall deposit with the Paying Agent cash in immediately available funds in the amount necessary for payment in accordance with Section 2.1 and this Section 2.2 of the aggregate Per Common Share Merger Consideration and, if the Charter Amendment becomes effective in accordance with Section 2.3, Per Preferred Share Merger Consideration payable pursuant to this Agreement (such total deposited cash being hereinafter referred to as the “Payment Fund”). The Paying Agent shall make payments of the Per Common Share Merger Consideration and, if the Charter Amendment becomes effective in accordance with Section 2.3, Per Preferred Share Merger Consideration out of the Payment Fund in accordance with this Agreement and the Paying Agent Agreement. The Payment Fund shall not be used for any other purpose.

(b) Stock Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of Applicable Company Shares on the records of the Company. From and after the Effective Time, the holders of Certificates and Book-Entry Shares representing ownership of Applicable Company Shares outstanding immediately prior to the Effective Time shall cease to have rights with respect to such Applicable Company Shares except as otherwise provided for herein. From and after the Effective Time, any Certificates or Book-Entry Shares presented to the Paying Agent, Parent or the Surviving Corporation for any reason (other than Certificates or Book-Entry Shares representing Excluded Shares and Dissenting Shares) shall be canceled and exchanged for the Per Common Share Merger Consideration or, if the Charter Amendment becomes effective in accordance with Section 2.3, Per Preferred Share Merger Consideration, as applicable, payable in respect of such Applicable Company Shares pursuant to this Article II.

(c) Payment Procedures.

(i) As soon as possible after the Effective Time (and in any event within three (3) Business Days thereafter), Parent and the Surviving Corporation shall cause the Paying Agent to mail to each holder of record of a Certificate or Certificates that immediately prior to the Effective Time represented outstanding Applicable Company Shares (other than Excluded Shares and Dissenting Shares) (A) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass to the Paying Agent, only upon delivery of the Certificates (or affidavits of loss in lieu thereof) to the Paying Agent, and which letter shall be in such form and have such other provisions as Parent and the Company may reasonably agree) and (B) instructions for use in effecting the surrender of the Certificates (or affidavits of loss in lieu thereof) in exchange for the Per Common Share Merger Consideration or Per Preferred Share Merger Consideration, as and if applicable, to which the holder thereof is entitled. Upon surrender of any Certificate (or affidavit of loss in lieu thereof) to the Paying Agent, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may be reasonably required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor an amount of cash in immediately available funds equal to (x) with respect to Certificates representing Common Shares: (1) the number of Common Shares represented by such Certificate (or affidavits of loss in lieu thereof) multiplied by (y) the Per Common Share Merger Consideration (less any required Tax withholdings as provided in Section 2.2(h)) and (y) if the Charter Amendment becomes effective in accordance with Section 2.3, with respect to Certificates representing Preferred Shares: (1) the number of Preferred Shares represented by such Certificate (or affidavits of loss in lieu thereof) multiplied by (y) the Per Preferred Share Merger Consideration (less any required Tax withholdings as provided in Section 2.2(h)), and in each case the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Applicable Company Shares that is not registered in the transfer records of the Company, payment may be made to a Person other than the Person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of Parent that such Tax has been paid or is not applicable. No interest shall be paid or accrue on any cash payable pursuant to this Section 2.2.

(ii) Notwithstanding anything to the contrary in this Agreement, any holder of Book-Entry Shares shall not be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the Per Common Share Merger Consideration or Per Preferred Share Merger Consideration that such holder is entitled to receive pursuant to this Article II. In lieu thereof, each holder of record of one or more Book-Entry Shares whose Applicable Company Shares were converted into the right to receive the Per Common Share Merger Consideration or Per Preferred Share Merger Consideration, as and if applicable, shall upon receipt by the Paying Agent of an “agent’s message” in customary form (or such other documentation or evidence, if any, as the Paying Agent may reasonably request), be entitled to receive, and Parent shall cause the Paying Agent to pay and deliver as promptly as reasonably practicable after the Effective Time (x) with respect to each Book-Entry Share representing a Common Share, the Per Common Share Merger Consideration in respect of each such Common Share (less any required Tax withholdings as provided in Section 2.2(h)) and (y) if the Charter Amendment becomes effective in accordance with Section 2.3, with respect to each Book-Entry Share representing a Preferred Share, the Per Preferred Share Merger Consideration in respect of each such Preferred Share (less any required Tax withholdings as provided in Section 2.2(h)), and the Book-Entry Shares of such holder shall forthwith be cancelled.

(d) Termination of Payment Fund. Any portion of the Payment Fund which remains unclaimed for six (6) months after the Effective Time shall be delivered to the Surviving Corporation, and any holders of Applicable Company Shares prior to the Effective Time who have not theretofore complied with this Article II shall thereafter look only to the Surviving Corporation and Parent, and the Surviving Corporation and Parent shall be jointly and severally liable and only as general creditors thereof for payment of the Per Common Share Merger Consideration or, if the Charter Amendment becomes effective in accordance with Section 2.3, Per Preferred Share Merger Consideration (subject to abandoned property, escheat or similar Laws).

(e) No Liability. None of Parent, Merger Sub, the Surviving Corporation, the Company or the Paying Agent, or any employee, officer, director, agent, Representative or Affiliate thereof, shall be liable to any Person in respect of the Per Common Share Merger Consideration or, if the Charter Amendment becomes effective in accordance with Section 2.3, Per Preferred Share Merger Consideration from the Payment Fund properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law in accordance with the terms of this Agreement.

(f) Investment of Payment Fund. The Paying Agent shall invest the Payment Fund as directed by Parent (on behalf of the Surviving Corporation). Any net profit resulting from, or interest or income produced by, such investments shall be paid to the Surviving Corporation or Parent (at Parent’s election). To the extent that there are losses with respect to such investments, or the Payment Fund diminishes for other reasons below the level required to make prompt cash payments of the aggregate Per Common Share Merger Consideration and, if the Charter Amendment becomes effective in accordance with Section 2.3, the Per Preferred Share Merger Consideration as contemplated hereby, Parent shall promptly replace or restore the portion of the Payment Fund required so as to ensure that the Payment Fund is, at all times, maintained at a level sufficient to make such payments.

(g) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed, and, if required by Parent or the Paying Agent, the posting by such Person of a bond in such reasonable and customary amount as Parent or the Paying Agent may direct as indemnity against any claim that may be made against it or the Surviving Corporation or any of their Affiliates with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Per Common Share Merger Consideration or, if the Charter Amendment becomes effective in accordance with Section 2.3, Per Preferred Share Merger Consideration payable in respect thereof, pursuant to this Agreement.

(h) Withholding Rights. Parent, the Surviving Corporation or the Paying Agent, as applicable, shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any

Person such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), and the rules and regulations promulgated thereunder, or any provision of state, local or non-U.S. Tax Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

(i) Appraisal Rights. Notwithstanding anything in this Agreement to the contrary, Applicable Company Shares outstanding immediately prior to the Effective Time and held by a holder who is entitled to demand and properly demands appraisal of such shares (“Dissenting Shares”) pursuant to, and who complies in all respects with, Section 262 of the DGCL (the “Appraisal Rights”) shall not be converted into the right to receive the Per Common Share Merger Consideration or Per Preferred Share Merger Consideration. Such holders shall be entitled to receive such consideration as is determined to be due with respect to such Dissenting Shares in accordance with Section 262 of the DGCL; provided, however, that if any such holder shall fail to perfect or otherwise shall waive, withdraw or lose the right to appraisal under the Appraisal Rights, then the right of such holder to be paid such consideration as is determined to be due pursuant to Section 262 of the DGCL shall cease and such Dissenting Shares shall be deemed to have been converted as of the Effective Time into, and to have become exchangeable solely for the right to receive, the Per Common Share Merger Consideration or Per Preferred Share Merger Consideration, as and if applicable, in each case without interest and reduced by the amount of any withholding that is required under applicable Tax Law. The Company shall promptly deliver to Parent notice of any written demands received by the Company for appraisal of any Applicable Company Shares, and Parent shall have the right to participate in all negotiations and proceedings with respect to such demands. The Company shall not without the prior written consent of Parent make any payment with respect to (unless required by a Governmental Entity of competent jurisdiction pursuant to a final non-appealable order), or offer to make any such payment or settle or offer to settle, any such demands.

(j) Company Equity Award Payments.

(i) The Option Payments and the Restricted Share Payments in respect of Company Stock Options and Restricted Shares which are vested as of immediately prior to the Effective Time or automatically vest by their terms as a result of the consummation of the transactions contemplated by this Agreement shall be paid to such grantees, less any required withholding taxes and any additional withholding to which the holder has agreed, promptly after the Effective Time (and not later than the first regularly scheduled payroll date not less than five (5) Business Days after the Effective Time).

(ii) The Option Payments and the Restricted Share Payments, or portions thereof, in respect of those Company Stock Options and Restricted Shares, or portions thereof, that are not vested as of the Effective Time and would have vested in accordance with their terms on or prior to December 31, 2018 assuming (x) continued employment or service through the date on which the Company Stock Option or Restricted Share (or portion thereof), as applicable, is scheduled to become vested and (y) achievement of the applicable performance-based vesting conditions (if any) at 100% shall be paid to the holders of such awards, less any required withholding taxes and any additional withholding to which the holder has agreed, promptly after the Effective Time (and not later than the first regularly scheduled payroll date not less than five (5) Business Days after the Effective Time), with the performance period related to any such Restricted Shares or Company Stock Options treated as a time based vesting term and condition.

(iii) The Option Payments and the Restricted Share Payments, or portions thereof, in respect of those Company Stock Options and Restricted Shares, or portions thereof, that are not vested as of the Effective Time and would have vested in accordance with their terms on or after January 1, 2019 assuming (x) continued employment or service through the date on which the Company Stock Option or Restricted Share (or portion thereof), as applicable, is scheduled to become vested and (y) the achievement of the applicable performance-based vesting conditions (if any) at 100% shall vest and become payable to the holders of such awards in accordance with the vesting schedule, terms and conditions applicable to such Company Equity Awards immediately prior to the Effective Time, less any required withholding taxes and any additional withholding to which the holder has agreed; provided, however, that if any such holder’s employment or service, as applicable, is terminated prior to the vesting of any such Company Stock Options or Restricted Shares, or any portion thereof, as a result of death, disability or retirement (as determined by Parent under its equity compensation practices), such holder shall be entitled to receive a portion of the Option Payment or Restricted Share Payment, as applicable, which is equal to the Option Payment or the Restricted Share Payment, as applicable, multiplied by a fraction, the numerator of which is the number of days in the period beginning on the Closing Date and ending on the date of termination and the denominator of which is the number of days in the period beginning on the Closing Date and ending on the day that the Company Stock Option or the Restricted Share, as applicable, would have been fully vested, less any required withholding taxes and any additional withholding to which the holder has agreed; provided, further that the performance metrics applicable to such Company Stock Options and Restricted Shares shall no longer apply and such Company Stock Options and Restricted Shares shall be subject only to service-based vesting.

(iv) The Option Payments and Restricted Share Payments in respect of any other Company Equity Award which is not covered in clauses (i), (ii) or (iii) of this Section 2.2(j) above, shall be paid to such grantees, less any required withholding taxes and any additional withholding to which the holder has agreed, promptly after the Effective Time (and not later than the first regularly scheduled payroll date not less than five (5) Business Days after the Effective Time).

Section 2.3 Charter Amendment. Subject to the terms and conditions of this Agreement and receipt of the Charter Amendment Approval, prior to the Closing, the Company shall file the Charter Amendment with the Secretary of State of the State of Delaware in accordance with the DGCL and shall ensure that the Charter Amendment shall have become effective. For the avoidance of doubt, if the Charter Amendment is not adopted by the Charter Amendment Approval and Parent nevertheless waives the condition set forth in Section 6.2(e) and the Closing occurs, each Preferred Share outstanding immediately prior to the Closing shall remain outstanding and shall be unaffected by the Merger.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as (a) set forth in the corresponding section or subsection of the disclosure letter delivered by the Company to Parent prior to the execution and delivery of this Agreement (the “Company Disclosure Letter”) which shall be arranged according to the sections or subsections contained in this Article III (it being understood that the disclosure of any item in any section or subsection of the Company Disclosure Letter shall be deemed disclosure with respect to each other section or subsection in this Article III to the extent (and only to the extent) that it is reasonably apparent from the face of such disclosure that such disclosure also qualifies or applies to such other section or subsection) or (b) disclosed in the Company SEC Documents filed with, or furnished to, the SEC and publicly available on the SEC’s EDGAR website not less than two (2) Business Days prior to the date of this Agreement (including exhibits, annexes and schedules attached to or incorporated by reference into such Company SEC Documents) (“Publicly Available Company SEC Documents”) (excluding any risk factor disclosures contained in the “Risk Factors” section thereof, any disclosure of risks contained in any “forward-looking statements” disclaimer, or any other disclosure or statements to the extent they are similarly predictive or forward-looking in nature); provided, however, that the disclosures in the Company SEC Documents shall not be deemed to qualify any representations or warranties made in Sections 3.1, 3.2, 3.3, 3.4, 3.23, 3.24 or 3.25, the Company represents and warrants to Parent and Merger Sub as follows:

Section 3.1 Organization, Standing and Power.

(a) Section 3.1 of the Company Disclosure Letter contains a complete and accurate list of the name and jurisdiction of organization of the Company and each of its Subsidiaries (each of the Company and its Subsidiaries is referred to herein as an “Acquired Company” and, collectively, as the “Acquired Companies”) as of the date of this Agreement. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted. Each (i) Subsidiary of the Company is an entity duly organized, validly existing and (to the extent such concept exists in the jurisdiction where the applicable entity is organized) in good standing under the Laws of the jurisdiction of its organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted and (ii) Acquired Company is duly qualified or licensed to do business and (to the extent such concept exists in the applicable jurisdiction) is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties and assets makes such qualification or licensing necessary, except with respect to each of clause (i), as has not and would not reasonably be expected to materially and adversely affect the Company and its Subsidiaries, taken as a whole, and clause (ii) as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.

(b) The Company has made available to Parent true, correct and complete copies of (i) the Company’s certificate of incorporation and bylaws, including all amendments thereto (the items described in clause (i), collectively, the “Company Constituent Documents”) and (ii) the certificate of incorporation, articles of incorporation, bylaws or shareholders Contract and other charter or comparable organizational documents, including all amendments thereto, of each Subsidiary of the Company (the items described in clause (ii) above, the “Subsidiary Organizational Documents”). The Company Constituent Documents are in full force and effect and the Company is not in violation of their provisions. Except as, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect, the Subsidiary Organizational Documents are in full force and effect and no Subsidiary is in violation of its Subsidiary Organizational Documents. The Company has no Subsidiaries, except for the entities identified in Section 3.1(a) of the Company Disclosure Letter. None of the Acquired Companies holds or has agreed to acquire any loan capital or has any equity interest in, or any material interest convertible into or exchangeable or exercisable for any equity interest in, any other entity other than (x) another Acquired Company or (y) for securities held in connection with such Acquired Company’s passive investing activities.

(c) (i) On June 3, 2017, the Company and (translated into English as Xuchang Fuhua Glass Co., Ltd.) (the “Former JV Partner”) entered into that certain Equity Transfer Agreement and that certain Agreement on Termination of the Contract of Joint Venture and of the Articles of Association of the Former Joint Venture (collectively, a “JV Buy-Out Contracts”). The transactions contemplated by the JV Buy-Out Contracts have been consummated in accordance with the terms of such Contracts and all applicable requirements of Laws, and have been duly and validly approved by, and registered with, each Governmental Entity from which a consent, approval, authorization or registration was required in connection therewith. The JV Buy-Out Contracts are legally valid and binding obligations of each of the Company and, to the knowledge of the Company, the Former JV Partner, are in full force and effect, have not been amended, modified or supplemented, and the Company has not waived any of its rights thereunder. Except for those expressly contemplated in the JV Buy-Out Contracts, there are no ancillary or other documents, instruments or agreements related to the JV Buy-Out Contracts to which the Company or any of its Subsidiaries is a party or by which it is bound (true, correct and complete copies of which have been made available to Parent). There are no defaults under the JV Buy-Out Contracts by either the Company or, to the knowledge of the Company, the Former JV Partner and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by the Company or, to the knowledge of the Company, the Former JV Partner. The Company has made available to Parent true, correct and complete copies of the JV Buy-Out Contracts and any related documents, instruments or agreements furnished in connection with the receipt of the consent, approval, authorization or registration by any Governmental Entity of the transactions contemplated by the JV Buy-Out Contracts.

(ii) The execution, delivery and performance of the JV Buy-Out Contracts did not and will not (A) conflict with or violate the Company Constituent Documents or the Subsidiary Organizational Documents or (B) result in any breach or violation of, result in a counterparty having a contractual right to a change of control or similar payment or to an increase in benefits under, constitute a default (or an event which with notice or lapse of time or both would become a default) under, give rise to any right of termination, cancellation or acceleration of, or result in the creation of any Lien upon any of the material properties or assets of the Acquired Companies pursuant to the terms of, any Contract to which the Company or any of its Subsidiaries was or is a party, except in the case of clause (B) above, as, individually or in the aggregate, has not had and would not reasonably be expected to materially and adversely affect the Company and its Subsidiaries (taken as a whole). The execution, delivery and performance of this Agreement and the Warrant Acknowledgment Agreements by the Company does not, and the consummation by the Company of the Merger and the Charter Amendment will not, result in any breach or violation of, result in a counterparty having a contractual right to a change of control or similar payment or to an increase in benefits under, constitute a default (or an event which with notice or lapse of time or both would become a default) under, give rise to any right of termination, cancellation or acceleration of, or result in the creation of any Lien upon any of the material properties or assets of the Acquired Companies pursuant to the terms of, any JV Buy-Out Contract or any ancillary or related documents, instruments or agreements.

(iii) As of the date of this Agreement, there is no civil, criminal or administrative suit, claim, action, proceeding, arbitration or, to the knowledge of the Company, investigation pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or, to the knowledge of the Company, against any of their respective officers, directors or employees in their capacities as such relating to the JV Buy-Out Contract or otherwise brought or threatened to be brought by the Former JV Partner against the Company or any of its Subsidiaries. As of the date of this Agreement, neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any of their respective officers, directors or employees in their capacities as such, is subject to any judgment, order, injunction, ruling or decree of any Governmental Entity that relates to the JV Buy-Out Contracts.

(iv) As of the Closing Date, except as, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect, (x) there is no civil, criminal or administrative suit, claim, action, proceeding, arbitration or, to the knowledge of the Company, investigation pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or, to the knowledge of the Company, against any of their respective officers, directors or employees in their capacities as such relating to the JV Buy-Out Contract or otherwise brought or threatened to be brought by the Former JV Partner against the Company or any of its Subsidiaries and (y) neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any of their respective officers, directors or employees in their capacities as such, is subject to any judgment, order, injunction, ruling or decree of any Governmental Entity that relates to the JV Buy-Out Contracts.

Section 3.2 Capital Stock.

(a) Each of the outstanding shares of capital stock or other equity interests of each Subsidiary of the Company is duly authorized, validly issued, fully paid and nonassessable and free of, and not issued in violation of, any preemptive rights. The equity ownership of each Subsidiary as of the date hereof are set forth in Section 3.2(a) of the Company Disclosure Letter. All shares and other equity interests of the Subsidiaries of the Company are owned by the Company or another wholly owned Subsidiary of the Company and, except as set forth in Section 3.2(a) of the Company Disclosure Letter, are free and clear of all security interests, liens, claims, pledges, charges, mortgages or other encumbrances (collectively, “Liens”) of any nature whatsoever, except for restrictions on transfer under securities Laws.

(b) The authorized capital stock of the Company consists of (i) 20,000,000 Common Shares and (ii) 1,000,000 preferred shares, par value $0.10 per share of which 465,500 are designated as Series A Preferred Shares. As of the close of business on July 11, 2017 (the “Specified Date”), there were (i) 5,689,361 Common Shares (which includes 315,140 Restricted Shares) issued and outstanding, not including Common Shares held in treasury, (ii) 422,433 Preferred Shares issued and outstanding, not including Preferred Shares held in treasury,

(iii) 41,260 Company Shares (all of which are Common Shares) subject to issuance pursuant to the exercise of outstanding Company Stock Options under the Company Equity Plan (with a weighted-average exercise price of $10.07), (iv) 559,259 Company Shares (all of which are Common Shares) subject to issuance pursuant to the exercise of outstanding Warrants and (v) 69,641 Company Shares (all of which are Common Shares) reserved for issuance and available for grant under the Company Equity Plan (not including the Company Shares in clause (iii)). As of the Specified Date and as of the Effective Time, (i) each Preferred Share is and will be convertible into Common Shares at the conversion ratio of three (3) Common Shares for every one Preferred Share and (ii) each Warrant has an exercise price of $10.00 per Common Share underlying such Warrant. Except as set forth above, (A) there are not outstanding or authorized (1) any securities of any Acquired Company convertible into or exchangeable for shares of capital stock or voting securities of any Acquired Company or (2) any options, calls, warrants, pre-emptive rights, anti-dilution rights or shareholder rights plans, or other similar rights, agreements or commitments, that obligate any Acquired Company to issue or sell any shares of capital stock or other equity securities of any Acquired Company or any securities or obligations convertible into or exchangeable for capital stock or voting securities of any Acquired Company, (B) there are no outstanding obligations of any Acquired Company to repurchase, redeem or otherwise acquire any capital stock, voting securities, or securities convertible into or exchangeable for capital stock or voting securities, or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Acquired Company that is not a wholly-owned Subsidiary of the Company, (C) no Acquired Company has outstanding any phantom stock, restricted stock units or other contractual rights the value of which is determined in whole or in part by the value of any capital stock of any Acquired Company and there are no outstanding stock appreciation rights issued by any Acquired Company with respect to the capital stock of any Acquired Company (the items described in clauses (A) and (C), “Company Stock Equivalents”), (D) there are no voting trusts or other agreements or understandings to which any of the Acquired Companies is a party with respect to the voting of capital stock of any Acquired Company, and (E) there are no outstanding bonds, debentures, notes or other indebtedness of any Acquired Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which the stockholders or other equity holders of the Acquired Companies may vote (“Company Voting Debt”). From the close of business on the Specified Date through the date of this Agreement, the Company has not issued any Company Shares (other than for Company Shares in respect of Company Stock Options or Warrants granted and outstanding as of the close of business on the Specified Date or in connection with the conversion of any Preferred Shares outstanding as of the close of business on the Specified Date) or other class of Company equity security. Each of the outstanding Company Shares is, and each Company Share that is issued after the execution hereof pursuant to any Company Stock Option, other Company Equity Award, Warrant or Preferred Share will be (when issued in accordance with the terms thereof), duly authorized, validly issued, fully paid and nonassessable and free of, and not issued in violation of, any preemptive rights.

(c) Section 3.2(c) of the Company Disclosure Letter sets forth a complete and accurate list of the following information with respect to each Company Equity Award outstanding as of the close of business on the Specified Date: (i) the name of the holder of each Company Equity Award; (ii) the number and class of Common Shares subject to each such Company Equity Award held by such holder; (iii) the grant date, exercise or base price, expiration date and vesting schedule of each such Company Equity Award, as applicable; (iv) the extent to which such Company Equity Award is vested and exercisable as of the date of this Agreement; (v) the extent to which such Company Equity Award will become vested as a result of the transactions contemplated by this Agreement in accordance with its terms, and (vi) the Company Equity Plan pursuant to which each such Company Equity Award was granted. The exercise price of each Company Stock Option is equal to or greater than the fair market value of the Company Shares subject to such Company Stock Option (determined as of the date such Company Stock Option was granted). Each Company Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Code, if any, so qualifies.

(d) Section 3.2(d) of the Company Disclosure Letter sets forth a complete and accurate list of the following information with respect to each Warrant outstanding as of the close of business on the Specified Date: (i) the name of the holder of each Warrant; (ii) the number and class of Company Shares subject to each such Warrant held by such holder, and (iii) the issuance date, exercise price and expiration date of each such Warrant. The exercise price of each Warrant is equal to or greater than the fair market value of the Company Shares subject to such Warrant (determined as of the date such Warrant was granted). True and complete copies of all Warrants outstanding as of the date of this Agreement have been made available to Parent. True and complete copies of all Warrant Acknowledgment Agreements entered into by the Company prior to or contemporaneously with the execution and delivery of this Agreement have been made available to Parent.

(e) Section 3.2(e) of the Company Disclosure Letter sets forth, as of the close of business on the date of this Agreement, the amount of indebtedness for borrowed money of the Company and its Subsidiaries (including any guarantee of any indebtedness for borrowed money of any Person).

(f) No lender or creditor under any Credit Agreement or other material indebtedness for borrowed money of any Acquired Company, or related pledge, guarantee or security agreement, has foreclosed on or exercised its right to take possession of or title to any collateral or other property of any Acquired Company pledged to it or in which it otherwise has a security interest under any such agreement, and no lawsuit, action, proceeding or arbitration is pending by a lender or creditor under any such agreement in which it is seeking to enforce its rights with respect to any such collateral or other property.

Section 3.3 Authority.

(a) The Company has all necessary corporate power and authority to execute and deliver this Agreement and each of the Warrant Acknowledgement Agreements and to perform its obligations hereunder and thereunder and subject (i) in the case of the Merger, to the adoption of this Agreement by the holders of at least a majority of the outstanding Common Shares entitled to vote thereon (the “Company Merger Approval”) and (ii) in the case of the Charter Amendment, (A) at least a majority of the outstanding Common Shares entitled to vote thereon and (B) at least a majority of the outstanding Preferred Shares entitled to vote thereon, voting as a class, in each case to adopt the Charter Amendment (collectively, the “Charter Amendment Approval” and, collectively with the Company Merger Approval, the “Company Stockholder Approvals”), to consummate the Charter Amendment and the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Warrant Acknowledgement Agreements by the Company and the consummation by the Company of the Merger and the Charter Amendment and the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company (other than the Company Stockholder Approvals), and no other corporate proceedings on the part of the Company are necessary to approve this Agreement or the Warrant Acknowledgement Agreements or to consummate the Charter Amendment or the transactions contemplated hereby or thereby, subject, in the case of the consummation of the Merger, to obtaining the Company Merger Approval and to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware as required by the DGCL and, in the case of the consummation of the Charter Amendment, to obtaining the Charter Amendment Approval and the filing of the Charter Amendment with the Secretary of State of the State of Delaware in accordance with the DGCL. This Agreement and each of the Warrant Acknowledgment Agreements executed at or prior to the execution and delivery of this Agreement has been and, upon their execution, any other Warrant Acknowledgement Agreements will be, duly and validly executed and delivered by the Company and, assuming the due authorization and the valid execution and delivery of this Agreement by the other parties hereto constitutes and assuming the due authorization and the valid execution and delivery of each of the Warrant Acknowledgement Agreements by the other parties thereto, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws relating to or affecting creditors’ rights generally or by general principles of equity).

(b) The Company Board, at a meeting duly called and held, has unanimously (i) approved and declared advisable this Agreement and the Charter Amendment and the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth herein, (ii) determined that this Agreement, the Charter Amendment and such transactions are fair to, and in the best interests of, the Company and its stockholders (other than Parent and its Subsidiaries) (such determination, the “Company Determination”), and (iii) adopted a resolution recommending that the Charter Amendment and this Agreement be adopted by the stockholders of the Company in accordance with the provisions of the DGCL (such recommendation, the “Company Recommendation”), which resolution has not been rescinded, modified or withdrawn in any way except, if applicable, to the extent permitted by Section 5.3. The Company Merger Approval is the only vote of the holders of any class or series of capital stock or other securities of the Company required to consummate the Merger and the Charter Amendment Approval is the only vote of the holders of any class or series of capital stock or other securities of the Company required to consummate the Charter Amendment. Neither the affirmative vote of the holders of outstanding Company Shares or any class thereof or of any other securities of the Company is necessary to consummate any transaction contemplated by this Agreement other than the Merger and the Charter Amendment.

Section 3.4 No Conflict; Consents and Approvals.

(a) The execution, delivery and performance of this Agreement and the Warrant Acknowledgment Agreements by the Company do not, and the consummation by the Company of the Merger and the Charter Amendment will not, (i) conflict with or violate the Company Constituent Documents or the Subsidiary Organizational Documents, (ii) assuming that all consents, approvals and authorizations contemplated by clauses (i) through (v) of subsection (b) below have been obtained and all notices and filings described in such clauses have been made, violate any international, European Union, national, federal state or local statute, law, ordinance, rule, regulation, order, judgment or decree (collectively, “Law”) or any settlement, injunction or award of any Governmental Entity, in each case that is applicable to the Company or any of its Subsidiaries, or (iii) result in any breach or violation of, result in a counterparty having a contractual right to a change of control or similar payment or to an increase in benefits under, constitute a default (or an event which with notice or lapse of time or both would become a default) under, give rise to any right of termination, cancellation or acceleration of, or result in the creation of any Lien upon any of the material properties or assets of the Acquired Companies pursuant to the terms of, any Contract to which the Company or any of its Subsidiaries is a party, except in the case of clauses (ii) and (iii) above, as, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect.

(b) The execution, delivery and performance of this Agreement and the Warrant Acknowledgment Agreements by the Company do not, and the consummation by the Company of the Charter Amendment and the transactions contemplated hereby will not, require any consent, approval, order, authorization or permit of, action by, filing, registration or declaration with or notification to, any U.S. or non-U.S. Governmental Entity, except (i) as required under applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (and the rules and regulations promulgated thereunder) (including the filing of the Proxy Statement) and under state securities and “blue sky” Laws, (ii) as required under any applicable Antitrust Law, (iii) pursuant to the applicable requirements of the NASDAQ Capital Market, (iv) in the case of the Merger, for the filing with the Secretary of State of the State of Delaware of the Certificate of Merger as required by the DGCL and appropriate documents with the relevant authorities of other states or jurisdictions in which the Company or any of its Subsidiaries is qualified to do business and in the case of the Charter Amendment, for the filing with the Secretary of State of the State of Delaware of the Charter Amendment in accordance with the DGCL, and (v) as, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect.

Section 3.5 SEC Reports; Financial Statements.

(a) The Company and its Subsidiaries have filed or furnished, as applicable, all forms, reports, statements, schedules, certifications and other documents (including all exhibits, amendments and supplements thereto) required to be filed or furnished by them with or to the United States Securities and Exchange Commission (the “SEC”) since January 1, 2012 (all such forms, reports, statements, schedules, certificates, documents, exhibits and other information incorporated therein, collectively, the “Company SEC Documents”). As of their respective dates, or, if amended, as of the date of the last such amendment, each of the Company SEC Documents complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act and the Sarbanes-Oxley Act of 2002 (“SOX”), and the applicable rules and regulations promulgated thereunder, as the case may be, each as in effect on the date so filed or furnished, as applicable. Except to the extent that information in any Company SEC Document has been amended, revised or superseded by a Company SEC Document subsequently filed or furnished (any such amendment, revision or superseding document with respect to a Company SEC Document filed or furnished prior to the date hereof having also been filing or furnished prior to the date hereof), none of the Company SEC Documents contains any untrue statement of a material fact or omits to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is subject to the periodic reporting requirements of the Exchange Act and neither the Company nor any Subsidiary of the Company is subject to the periodic reporting or corporate governance requirements of any foreign Governmental Entity that performs a similar function to that of the SEC or the requirements of any securities exchange or quotation system, other than the Company’s obligations with respect to the listing of its Company Shares or the NASDAQ Capital Market.

(b) The consolidated annual and quarterly financial statements of the Company and its Subsidiaries (including any related notes thereto) that are included in the Company SEC Documents (i) comply as to form in all material respects with the published rules and regulations of the SEC applicable thereto and (ii) present fairly in all material respects the consolidated financial position of the Company and its Subsidiaries at the respective dates thereof and the consolidated results of their operations, cash flows and changes in stockholders’ equity for the periods indicated therein (subject, in the case of unaudited financial statements, to notes and normal year-end audit adjustments), in each case in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto).

(c) The Company (i) maintains “disclosure controls and procedures” and “internal control over financial reporting” (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act and (ii) as of the date of this Agreement, has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s outside auditors and the audit committee of the Company Board (A) any significant deficiencies and material weaknesses in the design or operation of such internal control over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Copies of all such disclosures referred to in clause (ii) of the preceding sentence since January 1, 2015 (or written summaries, in the case of disclosures made orally) have been made available to Parent. The Company’s “disclosure controls and procedures” are reasonably designed to ensure that all material information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded and reported on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC. The Company’s management has completed an assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of SOX, and based on Company management’s most recent such assessment prior to the date of this Agreement, the chief executive officer and chief financial officer of the Company concluded that such controls were effective. The Company’s system of “internal control over financial reporting” (as defined in Rule 13a-15(f) under the Exchange Act) is reasonably sufficient in all material respects to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of assets of the Company and its Subsidiaries, (ii) provide reasonable assurance that Company transactions are recorded as necessary to permit preparation of the consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP, and that receipts and expenditures of the Company and its Subsidiaries are being made only in accordance with the authorization of management, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company and its Subsidiaries that would materially affect the consolidated financial statements of the Company and its Subsidiaries.

(d) Since January 1, 2012, the then-acting Chief Executive Officer and the Chief Financial Officer of the Company have signed, and the Company has furnished to the SEC, all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of SOX and the statements contained in such certifications are accurate; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of its officers has received written notice from any Governmental Entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications.

(e) Since January 1, 2012, (i) neither the Company nor any Subsidiary of the Company which was then a reporting company under the Exchange Act, nor to the knowledge of the Company, any director, officer or outside auditor of the Company or any such Subsidiary, has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices and (ii) no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported evidence of a material violation of securities Laws, breach of fiduciary duty or similar violation by the Company or its Subsidiaries or any of their officers, directors, employees or agents to the Company Board or any committee thereof or to any director or executive officer of the Company. The Company is, and since January 1, 2012 has been, in compliance in all material respects with (i) the applicable provisions of SOX and (ii) the applicable listing and corporate governance rules and regulations of the NASDAQ Capital Market.

(f) The Company has made available to Parent true and complete copies of all written comment letters from the staff of the SEC received from January 1, 2015 to the date of this Agreement relating to the Company SEC Documents and all written responses of the Company or its Subsidiaries thereto. As of the date of this Agreement, (i) there are no outstanding or unresolved comments in comment letters received from the SEC staff with respect to any Company SEC Documents and (ii) to the knowledge of the Company, none of the Company SEC Documents (other than any confidential treatment requests) is under ongoing SEC review. As of the date of this Agreement, to the knowledge of the Company, there are no SEC inquiries or investigations or other governmental inquiries or investigations pending or threatened, in each case regarding any accounting practices or compliance with the Exchange Act, Securities Act or other securities laws of the Company or its Subsidiaries.

Section 3.6 No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, except for liabilities and obligations (a) reflected or reserved against in the Company’s consolidated balance sheet as at September 30, 2016 (or the notes thereto), (b) incurred in the ordinary course of business since September 30, 2016, (c) incurred in connection with this Agreement or the transactions contemplated by this Agreement, or (d) that, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect.

Section 3.7 Proxy Statement; Company Information. The information relating to the Company and its Subsidiaries to be contained in the Proxy Statement and any other documents filed with the SEC in connection with this Agreement will comply as to form in all material respects with the requirements of applicable Law, and will not, on the date the Proxy Statement is first mailed to holders of Company Shares or at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading at the time and in light of the circumstances under which such statement is made, except that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by Parent or Merger Sub for inclusion or incorporation by reference therein.

Section 3.8 Absence of Certain Changes or Events. From and including October 1, 2016 through the date of this Agreement, (a) other than in connection with the negotiation and execution of this Agreement, the businesses of the Company and its Subsidiaries have been conducted in all material respects in the ordinary course of business consistent with past practice, (b) there has not occurred any condition, event, change, circumstance or effect that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect, (c) there has not been any action taken or not taken that, if it occurred after the date hereof, would have resulted in a breach of clauses (b) (ii), (iv), (v), (vii), (viii), (ix), (x), (xi), (xii), (xiii), (xv), (xvi), (xix), (xx), (xxii), (xxiv), (xxvi), or, to the extent relating to the foregoing, (xxvii) of Section 5.1 and (d) neither the Company nor any of its Subsidiaries have: (1) increased the compensation or benefits of any current or former director, officer or employee except for any grant or payment of bonus awards in the ordinary course of business consistent with past practice which does not exceed $100,000 or merit- or promotion-based increases in base salary made in the ordinary course of business consistent with past practice which does not exceed 5% of any such individual’s base salary, (2) established, amended, terminated or adopted any Company Plan (or any employee benefit plan, policy, agreement or arrangement which would be a Company Plan if in effect on the date hereof), (3) accelerated the vesting of, or the lapsing of restrictions with respect to, any stock options or other stock-based compensation, (4) failed to make any required contributions under any Company Plan, or (5) hired, engaged or terminated the employment or services of any director, officer or employee with an annual base salary in excess of $125,000.

Section 3.9 Litigation.

(a) (i) There is no civil, criminal or administrative suit, claim, action, proceeding, arbitration or, to the knowledge of the Company, investigation pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or, to the knowledge of the Company, against any of their respective officers, directors or employees in their capacities as such, that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect and (ii) neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any of their respective officers, directors or employees in their capacities as such, is subject to any judgment, order, injunction, ruling or decree of any Governmental Entity that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

(b) As of the date of this Agreement, there are no Actions pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries that would, individually or in the aggregate, reasonably be expected to prevent, materially delay or impair the consummation of the Merger or the Charter Amendment.

Section 3.10 Compliance with Laws.

(a) Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect, the Company and each of its Subsidiaries are in, and at all times since January 1, 2014 have been in, compliance with all Laws applicable to them or by which any of their respective properties are bound.

(b) Except with respect to Environmental Laws (which are the subject of Section 3.13), the Company and its Subsidiaries have in effect all permits, licenses, grants, easements, clearances, variances, exceptions, consents, certificates, exemptions, registrations, authorizations, franchises, orders and approvals of all Governmental Entities (collectively, “Permits”) necessary for them to own, lease, operate or use their properties and to carry on their businesses as now conducted, except for any Permits the absence of which, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. All Permits of the Company and its Subsidiaries are in full force and effect, except where the failure to be in full force and effect, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.

(c) Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its Subsidiaries is party to any Action that would reasonably be expected to result in the revocation, withdrawal, suspension, cancellation, termination, or modification with respect to any Permit, nor to the knowledge of the Company is any such Action threatened.

(d) To the knowledge of the Company, the Company and its Subsidiaries are not, nor have they been since January 1, 2012, under investigation by the Department of Justice (the “DOJ”), the Department of Transportation, the Federal Trade Commission, any state Attorney General or any other Governmental Entities for any violation of or non-compliance with any Laws that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, there is not pending and no Person has filed since January 1, 2012 against the Company or any of its Subsidiaries a claim or action relating to the Company or its Subsidiaries under any foreign, federal or state whistleblower statute, including under the False Claims Act (31 U.S.C. § 3729 et seq.) that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

(e) The Company and its Subsidiaries are and at all times since January 1, 2012 have been in compliance in all material respects with the False Claims Act of 1863, the United Kingdom Bribery Act 2010, the Proceeds of Crime Act 2002, the Organization For Economic Co-operation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and related implementing legislation, and the U.S. Foreign Corrupt Practices Act of 1977, as amended (15 U.S.C. §§ 78dd-1 et seq.), and any other similar foreign Laws applicable to them regarding the use of funds for political activity or commercial bribery (collectively, “Anticorruption Laws”). To the knowledge of the Company, the Company is not as of the date of this Agreement investigating any whistleblower allegations alleging non-compliance by the Company or any of its Subsidiaries with the Anticorruption Laws. There are no situations with respect to the business of the Company or any of its Subsidiaries which involved in any material respect since January 1, 2015 or involve (i) the use of any Acquired Company funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity; or (ii) the making of any direct or indirect unlawful payments to government officials or employees from Acquired Company funds. The Company and its Subsidiaries have instituted and maintain policies and procedures reasonably designed to ensure compliance in all material respects with applicable Anticorruption Laws.

(f) Except for such matters that, individually or in the aggregate, have not had or would not reasonably be expected to have a Material Adverse Effect, to the extent applicable to the applicable Acquired Company, (i) the Company and its Subsidiaries are and at all times since January 1, 2015 have been in compliance with all applicable Law concerning the exportation of, or international trade in, any products, technology or technical data and services, including any applicable such Law administered by the United States Department of Commerce, the United States Department of State, and the United States Department of the Treasury; and (ii) the Company and its Subsidiaries are in compliance with any applicable anti-boycott regulations enacted and/or administered by the United States Department of Commerce and the European Union and any Member State of the European Union and with all applicable laws and regulations administered by the Bureau of Customs and Border Protection in the United States Department of Homeland Security.

(g) Except for such matters that, individually or in the aggregate, have not had or would not reasonably be expected to have a Material Adverse Effect, there have not been and there are no facts or circumstances that may reasonably be expected to result in the administrative liability of the Acquired Companies pursuant to the Italian Legislative Decree no. 231, dated June 8, 2001 (as from time to time in force).

Section 3.11 Benefit Plans.

(a) Section 3.11(a)(i) of the Company Disclosure Letter sets forth a complete and accurate list of each material Company Plan; provided, however, that with respect to employment Contracts, Section 3.11(a)(i) of the Company Disclosure Letter shall set forth each form of employment Contract and each individual employment

Contract which has terms that materially differ from the forms of employment Contracts listed or is required to be listed on Section 3.15(a)(x) of the Company Disclosure Letter. For purposes of this Agreement, “Company Plan” means any “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), including any “multiemployer plan” (within the meaning of ERISA Section 3(37)), and any stock purchase, stock option, other equity-based compensation, severance, change-in-control, fringe benefit, bonus, incentive, deferred compensation, pension, retirement, profit-sharing, thrift, savings, unemployment benefits, sick leave, vacation pay, salary continuation for disability, hospitalization, health or medical benefit, life insurance, fringe benefit, flexible spending account, scholarship, employment or other compensation or employee benefit plan, agreement, program, payroll practice, policy or other arrangement, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the transactions contemplated by this Agreement or otherwise), whether formal or informal, written, legally binding or not, and whether or not terminated, under which any current or former employee, director or natural-person independent contractor of the Company or any of its Subsidiaries has any present or future right to benefits or the Company or any of its Subsidiaries has any current or future potential liability (including contingent liability) to or on behalf of any current or former employee, officer, director or natural-person independent contractor of the Company or any of its Subsidiaries (including an obligation to make contributions). Section 3.11(a)(ii) of the Company Disclosure Letter sets forth a true and complete list of each Company Plan subject to Title IV of ERISA or the minimum funding requirements of Section 412 of the Code or Section 302 of ERISA maintained, sponsored, contributed to or required to be contributed to by the Company or any of its ERISA Affiliates currently or with respect to which the Company or any of its ERISA Affiliates has any current or future potential liability (including contingent liability) (each, a “Pension Plan”). With respect to each Company Plan required to be listed on Section 3.11(a)(i) of the Company Disclosure Letter, the Company has made available to Parent a current, accurate and complete copy thereof and, to the extent applicable: (i) all plan documents, including all amendments, (ii) all related trust agreements or other funding instruments, insurance contracts and administrative contracts, (iii) the most recent determination or opinion letter issued by the U.S. Internal Revenue Service (the “IRS”) with respect to such plan, (iv) the current summary plan description, including any summaries of material modifications, (v) audited financial reports and Forms 5500 (including all schedules thereto), as filed, for the most recent plan year, (vi) the actuarial reports for the three most recently completed plan years, (vii) all written correspondence with any Governmental Entity received since January 1, 2014 which relates to any Action or threatened Action involving a Company Plan, and (viii) any discrimination, coverage or similar annual tests performed during the last plan year.

(b) With respect to the Company Plans:

(i) each Company Plan, other than Company Plans maintained by the Company or any of its Subsidiaries primarily for the benefit of employees working outside the United States or otherwise subject to the Laws of any jurisdiction outside of the United States (each a “Foreign Company Plan”) has been established and administered in all material respects in compliance with its terms and applicable Laws, including ERISA and the Code;

(ii) no transaction or other event has occurred with respect to any Company Plan that is an “employee benefit plan” within the meaning of Section 3(3) of ERISA (an “ERISA Plan”) that would reasonably be expected to subject the Company or any of its Subsidiaries to either a material civil penalty assessed pursuant to Section 409, 502(i) or 502(l) of ERISA or a material tax imposed pursuant to Section 4975 or 4976 of the Code and, except as would not reasonably be expected to result in material liability to the Company or any of its Subsidiaries, no non-exempt prohibited transaction, as described in Section 406 of ERISA has occurred with respect to any Company Plan;

(iii) all contributions required to be made under the terms of any Company Plan and any applicable Laws have, in all material respects, been timely made and all obligations in respect of each Company Plan as of the date hereof have, in all material respects, been accrued and are reflected in the Company’s financial statements to the extent required by GAAP;

(iv) each ERISA Plan intended to be qualified under Section 401(a) of the Code has received, or is otherwise entitled to rely on, a favorable determination, advisory and/or opinion letter, as applicable, from the IRS that it is so qualified and to the knowledge of the Company, nothing has occurred that would reasonably be expected to cause any such Company Plan to not be so qualified;

(v) except for routine claims for benefits, there is no Action (including any investigation, audit or other administrative proceeding) by the Department of Labor, the Pension Benefit Guaranty Corporation, the IRS or any other Governmental Entity or by any plan participant or beneficiary pending, or to the knowledge of the Company, threatened, relating to any of the Company Plans (or any assets of a trust related thereto) or any fiduciaries thereof with respect to their duties to any of the Company Plans, nor, to the knowledge of the Company, are there facts and circumstances that exist that would reasonably be expected to give rise to any such Actions; and

(vi) each Foreign Company Plan (A) has been established, maintained and operated in all material respects in accordance with all applicable requirements of Laws, (B) if intended to qualify for special Tax treatment, has in all material respects met the requirements for such treatment, and (C) if intended to be funded and/or book-reserved, is fully funded and/or book-reserved, as appropriate, based upon reasonable actuarial assumptions.

(c) With respect to each Pension Plan, (i) no proceeding has been initiated by the Pension Benefit Guaranty Corporation (the “PBGC”) or the Company to terminate such plan; (ii) during the six (6) years prior to the date hereof, there has been no “reportable event” (as such term is defined in Section 4043 of ERISA) other than events for which the thirty (30) day notice period has been waived; (iii) no unsatisfied liability (other than for premiums to the PBGC not yet due) under Title IV or Section 302 of ERISA (including any liability related to any filing required in connection with a reportable event) has been, or is expected to be, incurred by the Company or any of its ERISA Affiliates; (iv) each required installment or any other payment required under Section 412 of the Code or Section 303 of ERISA has been made before the applicable due date; (v) as of the last day of the most recent plan year ended prior to the date hereof, the actuarially determined present value of such plan’s benefit liabilities under Section 4001(a)(16) of ERISA did not exceed the then current value of such plan’s assets, or, if such liabilities did exceed such assets, the amount thereof was properly reflected on the consolidated financial statements of the Company and its Subsidiaries; (vi) no plan has been required to file information pursuant to Section 4010 of ERISA for the current or most recently completed year; (vii) no plan has applied for or received a waiver of the minimum funding standards or an extension of any amortization period within the meaning of Section 412 of the Code or Sections 302 or 303 of ERISA; and (viii) there are no funding-based limitations (within the meaning of Section 436 of the Code) currently in effect. Neither the Company, any of its Subsidiaries, nor any of its current or former ERISA Affiliates has, at any time during the last six (6) years, contributed to or been obligated to contribute to any “multiemployer plan,” as defined in Section 3(37) of ERISA, a multiple employer plan subject to Section 4063 or 4064 of ERISA, or a multiple employer welfare benefit arrangement (as defined in Section 3(40)(A) of ERISA).

(d) Neither the Company nor any of its Subsidiaries has any obligations for post-employment health or life benefits for any of their respective retired, former or current employees, except as required by Law. Neither the Company nor any of its Subsidiaries has any obligation to provide welfare benefits to any Person who is not a current or former employee of the Company or any of its Subsidiaries, or a beneficiary thereof.

(e) Neither the Company, any of its Subsidiaries, or any ERISA Affiliates has any material liability of any kind whatsoever, whether known or unknown, direct, indirect, contingent or otherwise, on account of any violation of the health care requirements of Part 6 of Subtitle B of Title I of ERISA or Section 4980D of the Code.

(f) The Merger and the Charter Amendment and the transactions contemplated hereby will not, either alone or together with any other event, (i) entitle any current or former employee, director, or independent contractor of the Company or any of its Subsidiaries to severance pay, (ii) accelerate the time of payment or vesting, or trigger any payment or funding (whether through a grantor trust or otherwise) of compensation or benefits under, or increase the amount allocable or payable or trigger any other material obligation pursuant to, any Company Plan, or (iii) result in the payment of any amount that would, individually or in combination with any other such payment, constitute an “excess parachute payment” as defined in Section 280G(b)(1) of the Code.

(g) Neither the Company nor any Subsidiary has any obligation to provide, and no Company Plan or other Contract, plan or arrangement (written or otherwise) provides any Person with the right to receive any additional payment as a result of the imposition of any excise tax under Section 4999 of the Code or interest or penalties incurred under Section 409A of the Code.

(h) Except (i) as set forth on Section 3.11(h) of the Company Disclosure Letter and (ii) with respect to statutory programs mandated by applicable Law, neither the Company nor any Subsidiary has been a party to, a sponsoring employer of, or otherwise is under any liability or obligation with respect to any defined benefit pension scheme, final salary scheme or any death, disability or retirement benefit calculated by reference to age, salary or length of service or any of them, for employees working outside of the United States. To the knowledge of the Company, no employee of the Company or any Subsidiary has any claim or right in respect of any benefit payable on early retirement or redundancy under an occupational pension scheme which has transferred to the Company or any Subsidiary by operation of the UK Transfer of Undertakings (Protection of Employment) Regulations 1981 or 2006 (as amended) or any equivalent Laws in any jurisdiction which has implemented the Acquired Rights Directive 2001 or provides for the automatic transfer of employees’ employment.

Section 3.12 Labor Matters.

(a) Neither the Company nor any of its Subsidiaries is a party to, or is bound by, any collective bargaining agreement with any labor union, labor organization or works council, or any other agreement regarding the rates of pay or working conditions of any employees, and has not been a party to or bound by any such agreement, or otherwise bound by any obligation to bargain with or recognize any such labor union, labor organization or works council within the last three (3) years. Since January 1, 2015, there has been no labor dispute, strike, picketing, work stoppage or lockout, organizational activity, or, to the knowledge of the Company, threat thereof, by or with respect to any employees of the Company or any of its Subsidiaries, whether engaged in collective action or not, except as, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect. Except as, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect, the Company and each of its Subsidiaries has complied with all applicable legal, administrative and regulatory requirements relating to wages, hours, immigration, discrimination in employment and collective bargaining, as well as the Workers Adjustment and Retraining Notification Act and comparable state, local and federal Laws, whether domestic or international (“WARN”), and all other state, local and federal laws pertaining to employment and labor, and are not liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing. Furthermore, there are no Actions or charges, grievances, complaints or investigations pending or, to the knowledge of the Company, threatened by or on behalf of any employee or group of employees of the Company or any of its Subsidiaries, including any complaints alleging violations of state or federal Laws pertaining to employment and labor, whether domestic or international, including wage and hour, immigration, discrimination in employment, safety, Office of Federal Contract Compliance, Occupational Safety and Health Administration, Department of Labor, Fair Labor Standards, and federal WARN or its related state or international laws or regulations that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, to the knowledge of the Company, (i) each employee of the Company or any Subsidiary of the Company who works in the United States is duly authorized to work in the United States, (ii) each employee of the Company or any Subsidiary of the Company who works outside the United States is duly authorized to work in the jurisdiction in which they are located, and (iii) the Company and its Subsidiaries have complied in all material respects with applicable Laws concerning each such current and former employee’s employment eligibility verification, including with respect to Forms I-9.

(b) All independent contractors and consultants of the Company and its Subsidiaries have been properly classified as such and may not be deemed employees of the Company or any of its Subsidiaries for any purpose except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.

Section 3.13 Environmental Matters.

(a) Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect:

(i) the Company and each of its Subsidiaries are, and at all times since January 1, 2012 have been in compliance with all applicable Environmental Laws, and possess and are in compliance with all Environmental Permits (as defined in Section 3.13(d)(iii) hereof) necessary for their operations;

(ii) there are no Materials of Environmental Concern (as defined in Section 3.13(d)(iv) hereof) at, on, in or under or emanating from any property owned or operated by the Company or any of its Subsidiaries, except under circumstances that are not reasonably likely to result in liability of, or require remediation by, the Company or any of its Subsidiaries under any applicable Environmental Laws;

(iii) neither the Company nor any of its Subsidiaries manufactures, distributes or sells, or ever has manufactured, distributed or sold, products that contain asbestos or asbestos-containing materials;

(iv) neither the Company nor any of its Subsidiaries has received any written notification alleging that it is liable for, or has received a request for information pursuant to Environmental Laws regarding its potential liability in connection with, any release or threatened release of, or the exposure of any Person to, Materials of Environmental Concern at any location or in respect of any Company product; and

(v) neither the Company nor any of its Subsidiaries has received any written claim or complaint, or is currently subject to any proceeding relating to noncompliance with Environmental Laws or any other liabilities pursuant to Environmental Laws, and to the knowledge of the Company, no such matter has been threatened in writing and, to the knowledge of the Company as of the date of this Agreement, there are no facts or conditions that would reasonably be expected to give rise to such claim or complaint.

(b) No material works, material investment, change in the conduct of the business of the Company and its Subsidiaries or material operating expenditure is required or is likely to be required at the Real Properties within two years of the Closing Date to maintain compliance with Environmental Laws.

(c) The Company and its Subsidiaries are not party to, and have not accepted the burden of, an indemnity, guarantee, warranty or other contractual provision concerning liabilities, losses, damages, fines or costs relating to Materials of Environmental Concern.

(d) For purposes of this Agreement, the following terms shall have the meanings assigned below:

(i) “Environment” means any and all organisms (including humans), habitats, ecosystems, property (including buildings) and the following media: (a) air; (b) water; and (c) land;

(ii) “Environmental Laws” means all international, European Union, national, federal, state or local laws (including common law, statute law, civil law and criminal law) and any subordinate legislation, directives, regulations, ordinances, treaties, codes and decrees protecting the quality of the ambient air, soil, surface water or groundwater, or indoor air, or regulating or imposing standards of care in respect of the use, handling, release and disposal of, or exposure of Persons to, Materials of Environmental Concern, which are or were binding on the Company and its Subsidiaries in the relevant jurisdiction in which the Company and the Subsidiaries operate or have operated;

(iii) “Environmental Permits” means all permits, licenses, registrations, approvals, exemptions and other authorizations required under applicable Environmental Laws; and

(iv) “Materials of Environmental Concern” means any pollutant, contaminant, hazardous, acutely hazardous, or toxic substance or waste, dangerous good, radioactive material, petroleum (including crude oil, any fraction thereof and refined petroleum products), asbestos and asbestos-containing materials, polychlorinated biphenyls, packaging waste, waste electrical and electronic equipment and waste batteries or any other chemical, material or substance, whether man-made or naturally occurring, which is defined in, regulated under or for which liability is imposed under any Law or common law related to pollution or protection of human health or the environment.

Section 3.14 Taxes.

(a) Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect:

(i) All Tax Returns required to be filed by or on behalf of the Company or any of its Subsidiaries have been timely filed in accordance with all applicable Laws (taking into account extensions after giving effect to extensions properly obtained), all such Tax Returns are true, correct and complete, all Taxes shown to be due on such Tax Returns and all other material Taxes due and payable by the Company or any of its Subsidiaries have been timely paid and no such Tax Return is the subject of any material dispute with any Governmental Entity.

(ii) No Liens for Taxes exist with respect to any assets or properties of the Company or any of its Subsidiaries other than Permitted Liens.

(iii) All Taxes that the Company or any of its Subsidiaries are required by Law to withhold or collect for payment have been duly withheld and collected, and have been paid to the appropriate Governmental Entity.

(iv) Neither the Company nor any of its Subsidiaries has any potential liability for any Taxes or any amount in respect of any Taxes which is primarily or directly jointly chargeable against or attributable to any other Person or which is charged by reference to the income, profits or gains of any other Person pursuant to Treasury Regulation § 1.1502-6 (or any similar provision of state, local or non-U.S. Tax Law), or pursuant to any Tax sharing agreement solely among the Company and any of its Subsidiaries, as a transferee or successor, or by Contract entered into outside the ordinary course of business.

(v) There is no Action pending or threatened in writing against or with respect to the Company or any of its Subsidiaries with respect to any Taxes.

(vi) Neither the Company nor any of its Subsidiaries has waived or extended, or agreed to waive or extend, any statute of limitations in respect of Taxes.

(vii) Neither the Company nor any of its Subsidiaries will be required to include any amount in taxable income, or exclude any item of deduction or loss in computing taxable income, for any period (or portion thereof) beginning after the Closing Date as a result of: (i) any change in method of accounting for any period beginning before the Closing Date, (ii) any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law) entered into on or prior to the Closing Date, (iii) any deferred intercompany gain or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law) as a result of any transaction occurring on or before the Closing Date, (iv) any prepaid amount received on or prior to the Closing Date, or (v) amounts deferred from any period on or prior to the Closing Date under Section 108(i) of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law).

(viii) Neither the Company nor any of its Subsidiaries has been a member of any group of corporations filing Tax Returns on a consolidated, combined, unitary or similar basis other than a group of which the Company is the common parent.

(ix) Neither the Company nor any of its Subsidiaries has participated in any “listed transaction” within the meaning of Treasury Regulation § 1.6011-4(b)(2) and, with respect to each transaction in which the Company or any of its Subsidiaries has participated that is a “reportable transaction” within the meaning of Treasury Regulation § 1.6011-4(b)(1), such participation has been properly disclosed on IRS Form 8886 (Reportable Transaction Disclosure Statement), and on any corresponding form required under state, local or other Tax law, in all material respects.

(x) During the three-year period ending on the Closing Date, neither the Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation,” in a transaction intended to qualify for Tax-free treatment under Section 355 of the Code.

(xi) The Company and its Subsidiaries maintain records, invoices and other information in relation to Tax as is required by Law.

(xii) All material transactions or arrangements made by any of the Acquired Companies in the past six (6) years have been made, or treated on the Tax Returns of any of the Acquired Companies as having been made, on arm’s length terms and the processes by which prices and terms have been arrived at have, in each case, been documented.

(xiii) No charge to or in respect of Tax will arise to the Company or any of its Subsidiaries as a result of any chargeable asset being deemed to have been disposed of and re-acquired by the Company or any of its Subsidiaries for United Kingdom Tax purposes as a result of (i) entering into this Agreement or (ii) Closing.

(xiv) Within the past four (4) years, each of the Company and its Subsidiaries (in so far as they make taxable supplies) is a taxable person and registered for the purposes of VAT, neither the Company nor its Subsidiaries (in so far as they make taxable supplies) has been denied full credit or allowance for any VAT paid or suffered by it, and each of the Company and its Subsidiaries has complied with all statutory provisions, rules, regulations, orders and directions in respect of any Tax related to sales or made or calculated in respect of turnover, has promptly submitted accurate returns, maintains full and accurate records, and has never been subject to any interest, forfeiture, surcharge or penalty.

(xv) Neither the Company nor any of its Subsidiaries has had a permanent establishment, as defined in any applicable Tax treaty or convention, nor has been treated as engaged in a trade or business through a branch or agency, in each case, in any jurisdiction other than any jurisdiction where the Company or such Subsidiary has filed a Tax Return or paid Taxes. Each of the Company and its Subsidiaries has been a resident for Tax purposes in the country of its formation at all times since such formation.

(xvi) Any document that may be necessary in proving the title of the Company or any of its Subsidiaries to any asset which is owned by the Company or any of its Subsidiaries at Closing is (if required) duly stamped for stamp duty purposes.

(xvii) Neither the Company nor any of its Subsidiaries has been involved in any transaction or series of transactions which, or any part of which, to the knowledge of the Company, is more likely than not to be, for any United Kingdom Tax purposes, disregarded, set aside, recharacterized, reconstructed or treated as void by reason of any statutory provision or of any purpose or motive to avoid, reduce or delay a possible liability to Tax or is or was required to be disclosed to or registered with any relevant Governmental Entity under the provisions of Part 7 of the United Kingdom Finance Act 2004 and Schedule 11A of the United Kingdom Value Added Tax Act 1994.

(b) As used in this Agreement:

(i) “Tax” (and, with correlative meaning, “Taxes”) means: any federal, state, local or non-U.S. net income, gross income, gross receipts, windfall profit, diverted profit, national insurance, social security, severance, property, production, sales, use, license, excise, franchise, employment, payroll, withholding, alternative or add-on minimum, ad valorem, value-added, transfer, stamp, or environmental tax (including taxes under Section 59A of the Code), or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever imposed by any Governmental Entity, together with any interest or penalty, or addition thereto.

(ii) “Tax Return” means any return, report or similar statement required to be filed with respect to any Tax (including any attached schedules), including any information return, claim for refund, amended return or declaration of estimated Tax.

(iii) “VAT” means, within the European Union, such Tax as may be levied in accordance with EC Directive 2006/112/EC (as amended from time to time), and, outside the European Union, any other Tax of a similar nature, wherever imposed.

Section 3.15 Contracts.

(a) Except for this Agreement and except for Contracts filed or furnished as exhibits to, or incorporated by reference into, the Publicly Available Company SEC Documents, Section 3.15(a) of the Company Disclosure Letter sets forth a true and complete list of each of the following Contracts to which the Company or any of its Subsidiaries is a party (and any amendments, supplements and modifications thereto) as of the date of this Agreement:

(i) any Contract that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;

(ii) any Contract (A) that purports to limit in any material respect either the type or scope of business in which the Company or any of the Subsidiaries of the Company (or, after the Effective Time, Parent or any of its Subsidiaries) may engage or the geographic area in which any of them may so engage in any business (including through provisions regarding non-competition or exclusivity), (B) in which an Acquired Company grants “most favored nation” or similar status to any of its customers that, following the Effective Time, would by its terms require Parent or its Subsidiaries (other than the Acquired Companies) to apply such status to their own customers, (C) that is a “take-or-pay” Contract requiring an Acquired Company to purchase a minimum amount of any product or service from the counterparty to such Contract or pay a financial penalty, or (D) that provides for the Acquired Company to dispose of any material assets or line of business of the Acquired Companies (other than to the extent excluded in the exception set forth in clause (x) below and other than inventory in the ordinary course or business);

(iii) any (A) indenture, loan or credit agreement, loan note, mortgage agreement, letter of credit or other Contract representing, or any guarantee of, indebtedness for borrowed money of an Acquired Company (other than indebtedness for borrowed money (i) in the form of trade credit or similar loans or advances entered into in the ordinary course of business or (ii) with an aggregate outstanding principal amount not in excess of $125,000) (except for such indebtedness between Acquired Companies or guarantees by any Acquired Company of indebtedness of any Acquired Company), (B) Contract in respect of swaps, hedges or similar arrangements (other than any Contracts in respect of swaps, hedges or similar arrangements entered into pursuant to International Swaps and Derivatives Association Master Agreements in the ordinary course of business consistent with the Company’s hedging policy made available to Parent), or (C) factoring agreement or other Contract providing for the factoring of Acquired Company receivables (1) which, in either case, does not provide for non-recourse treatment of the receivables factored or (2) pursuant to which the Acquired Companies have sold in fiscal year 2016 (or have or expect to sell in fiscal year 2017) Acquired Company receivables for amounts in excess of $50,000;

(iv) the JV Buy-Out Contracts and any ancillary documents, instruments or agreements related thereto;

(v) any Contract (other than the JV Buy-Out Contracts) to which the Former JV Partner or any of its Affiliates is a party that has not been terminated by the JV Buy-Out Contracts;

(vi) any Contract establishing any (A) joint venture or partnership, or (B) strategic alliance for the joint development or marketing of products with a third party, in each case under which any of the Acquired Companies have any continuing obligations;

(vii) any customer or supplier Contract (including any customer Contract that is a distribution Contract but excluding any purchase order entered into in the ordinary course of business) under which the Company or any of its Subsidiaries (A) made or received payments of more than $250,000 during the fiscal year ended September 30, 2016 or (B) reasonably expects to make or receive payments of more than $250,000 for the twelve (12) months ending September 30, 2017 and, in the case of either of clause (A) or clause (B), is not terminable upon notice of ninety (90) days or less without penalty;

(viii) any Contract that involves the licensing or transfer to a third party of Owned Intellectual Property or the licensing or transfer to the Company of Intellectual Property owned by a third party, in each case, that is material to the business of the Company or any of its Subsidiaries, taken as a whole, and in each case, other than such non-exclusive licenses (other than any such non-exclusive licenses contained in Contracts involving the development of Intellectual Property under the terms of such Contract) that are granted pursuant to commercial relationships between the Company (or any of its Subsidiaries) and their customers, vendors or suppliers in the ordinary course of business or any such licenses for Software that is generally commercially available and licensed pursuant to standard form agreements or terms of the licensors;

(ix) any Contract containing any standstill or similar restriction pursuant to which the Company or its Subsidiaries has agreed not to acquire securities of another Person or to refrain from engaging in or proposing to engage in business combination transactions with another Person;

(x) any (A) Contract that requires aggregate payments with respect to annual salary and target bonus in excess of $125,000 on an annual basis, (B) employment Contract that is not terminable without cause by any Acquired Company by notice of not more than three (3) months without any termination payment or penalty or (C) Contract providing for severance, retention, change in control or similar payments or benefits, including any Contract providing for an extension of the notice of termination period following a change of control;

(xi) any collective bargaining agreement or other Contract with any labor organization, union or association or works council;

(xii) any Contract that grants any rights of first refusal, rights of first negotiation or other similar pre-emptive rights to any Person (other than an Acquired Company) with respect to any asset that is material to the Company and its Subsidiaries, taken as a whole, excluding any Contract with a customer of the Company or any Subsidiary of the Company which, by its terms, permits the customer under such Contract, in connection with the termination of such Contract, to purchase assets of the Company or its Subsidiaries under such Contract that are exclusively used by the Company and its Subsidiaries to manufacture products for such customer;

(xiii) any Contract entered into in connection with the acquisition or disposition by the Acquired Companies of any business or business unit (by merger, sale of stock, sale of assets or otherwise) (other than acquisitions and dispositions of assets in the ordinary course of business) (A) that contains “earnout” or other contingent payment obligations (other than any such obligations that are indemnification obligations) or (B) under which any Acquired Company has any continuing indemnification obligations that would reasonably be expected to give rise to a liability that is material to the Acquired Companies, taken as a whole;

(xiv) any (A) Government Contract or (B) settlement agreement or similar Contract resolving a dispute with a third party that is, in the case of either clause (A) or clause (B), material to the Acquired Companies, taken as a whole;

(xv) any Contract purporting to indemnify or hold harmless any director or officer of the Company (other than the Company Constituent Documents or organizational documents of the Company’s Subsidiaries);

(xvi) any Contract that is between the Company or one of its Subsidiaries on the one hand and any Person beneficially owning five percent (5%) or more of the outstanding Company Shares on the other hand;

(xvii) any indemnification agreement entered into in connection with any spin-off, split-off or similar transaction to which the Company or any of its Subsidiaries was subject; and

(xviii) any Contracts with any broker, investment banker or financial advisor pursuant to which such Person is or may be entitled to receive any broker’s, finder’s, financial advisor’s or other similar fee or commission from the Company or any of its Subsidiaries, including in connection with the Merger, the Charter Amendment or the transactions contemplated by this Agreement.

Each such Contract required to be listed in Section 3.15(a) or Section 3.17(c) of the Company Disclosure Letter (or that would have been required to be listed in Section 3.15(a) but for the fact that it is furnished or filed with a Publicly Available Company SEC Document), a “Material Contract”.

(b) True and complete copies of all Material Contracts of the Company and its Subsidiaries have been made available to Parent. For purposes of this Agreement, “Contract” means any note, bond, mortgage, indenture, contract, arrangement, undertaking, agreement, lease or other instrument or obligation, together with all amendments thereto. Each Material Contract is a legally valid and binding obligation of each of the Acquired Companies that are party thereto and, to the knowledge of the Company, any other party thereto, and is in full force and effect, except in each case for such failures to be a legally valid and binding obligation or to be in full force and effect that, individually or in the aggregate, has nor had or would not reasonably be expected to have a Material Adverse Effect. The Company has not terminated, waived, amended, released or modified in any respect any provision of any standstill or similar agreement with respect to the Company or any Subsidiary of the Company to which it is currently or has, within the 6 months immediately preceding the date hereof, been a party. Except as, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect (i) there is no default under any Material Contract by the Company or any of its Subsidiaries party thereto or, to the knowledge of the Company, any other party thereto and (ii) no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by the Company or any of its Subsidiaries party thereto or, to the knowledge of the Company, any other party thereto.

(c) As of the date of this Agreement, except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect: (x) to the Company’s knowledge, neither the Company nor any of its Subsidiaries nor any of their respective personnel is subject to an ongoing administrative, civil, or criminal investigation, indictment or audit by any Governmental Entity with respect to any alleged irregularity, misstatement or omission arising under or relating to any Government Contract; (y) to the Company’s knowledge, neither the Company nor any of its Subsidiaries has since January 1, 2015 conducted or initiated any internal investigation or made a voluntary disclosure to any Governmental Entity with respect to any alleged irregularity, misstatement or omission arising under a Government Contract; and (z) neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any of their respective personnel has been suspended or debarred from doing business with any Governmental Entity or is, or at any time has been, the subject of a finding of non-responsibility or ineligibility (due to misconduct) by any Governmental Entity contracting with the Acquired Companies.

Section 3.16 Insurance. Except as, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect: (a) the Company and its Subsidiaries have since January 1, 2015 maintained insurance with reputable insurers in such amounts and against such risks as are in accord with normal industry practice; (b) all insurance policies owned or held by the Company or any of its Subsidiaries, or pursuant to which the Company or any of its Subsidiaries is a named insured, as of or after the date of this Agreement are in full force and effect, and all premiums due on such policies have been paid by the Company or its Subsidiaries (other than retroactive or retrospective premium adjustments that are not yet, but may be, required to be paid with respect to any period ending before the Closing Date); (c) neither the Company nor any of its Subsidiaries is in breach or default under such policies, which breach or default would permit cancellation, termination or modification of any such insurance policies, and neither the Company nor any of its Subsidiaries has taken any action which, or failed to take any action where such failure would, with or without notice, lapse of time or both, would constitute such a breach or default; and (d) none of the Company and its Subsidiaries has received any written notice of cancellation or termination with respect to any material insurance policy of the Company or its Subsidiaries in effect on the date of this Agreement.

Section 3.17 Properties.

(a) Section 3.17(a) of the Company Disclosure Letter sets forth a list that is true and complete of all real property owned by the Company or any of its Subsidiaries (the “Owned Real Property”). Except as, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect, the Company or one of its Subsidiaries has marketable fee (or similar) title to the Owned Real Property, subject only to Permitted Liens. Except as, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its Subsidiaries owns, holds, has granted, or is obligated under, any option, right of first offer, right of first refusal or other similar contractual right to sell or dispose of or lease any of the Owned Real Property or any portion thereof or interest therein.

(b) For the purpose of this Agreement, “Permitted Liens” shall mean (i) statutory Liens for Taxes, special assessments or other governmental or quasi-governmental charges not yet due and payable or which may hereafter be paid without penalty or the amount or validity of which is being contested in good faith by appropriate proceedings and for which sufficient reserves have been established in the financial statements of the Company in accordance with GAAP, (ii) landlords’, warehousemens’, mechanics’, materialmens’, repairmans’, carriers’ or similar Liens that relate to obligations not due and payable and arise in the ordinary course of business, (iii) regulations promulgated by Governmental Entities (including with respect to zoning, building, entitlement and other land use), (iv) the interests of the lessors and sublessors of any leased properties, (v) easements, rights of way and other imperfections of title or encumbrances that do not materially interfere with the present use of, or materially detract from the value of, the property related thereto, and (vi) Liens incurred in the ordinary course of business since September 30, 2016 that are not, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

(c) Section 3.17(c) of the Company Disclosure Letter sets forth a true and complete list of all leases, subleases, licenses or occupancy agreements to which an Acquired Company is a party as of the date hereof, under which any Acquired Company uses or occupies or has the right to use or occupy any material real property (the “Real Property Leases”, each real property leased under a Real Property Lease, together with the Owned Real Property, referred to as a “Real Property”). The Company has made available to Parent true, correct and complete copies of the Real Property Leases. Except as, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect, (i) each Real Property Lease is a valid and binding obligation of the Acquired Companies party thereto and, to the knowledge of the Company, of each other party thereto and is in full force and effect, (ii) all rent and other sums and charges payable by any Acquired Company as tenants thereunder are current, and (iii) no termination event or condition or uncured default of a material nature on the part of any Acquired Company or, to the knowledge of the Company, the landlord thereunder exists under any Real Property Lease. Except as, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect, each Acquired Company has a good and valid leasehold interest in each parcel of material real property leased by it, subject only to Permitted Liens.

Section 3.18 Intellectual Property; Software and Information Technology Systems.

(a) Section 3.18(a) of the Company Disclosure Letter contains a list of all issued Patents and pending applications for Patents, registered Trademarks and pending applications to register Trademarks, Domain Names, and registered Copyrights and applications to register Copyrights, in each case included in the Owned Intellectual Property as of the date of this Agreement.

(b) The Company or one of its Subsidiaries: (i) owns all right, title and interest in the material Owned Intellectual Property, free and clear of any Liens other than Permitted Liens and nonexclusive licenses granted in the ordinary course of business and (ii) has the sole and exclusive right to bring actions for infringement or unauthorized use of the material Owned Intellectual Property. Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect, the Owned Intellectual Property and the rights in Intellectual Property under the licenses to use Intellectual Property owned by third parties identified in Section 3.15(a)(vii) of the Company Disclosure Letter, together with such licenses that are granted pursuant to commercial relationships between the Company and its customers, vendors or suppliers in the ordinary course of business or any such licenses for software that is generally commercially available (and such other rights of the Company or any of its Subsidiaries to use Intellectual Property under applicable Law), are all those material Intellectual Property rights necessary to conduct the business of the Company and its Subsidiaries as presently conducted.

(c) Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect: (i) the issued Patents, registered Trademarks and registered Copyrights included in the Owned Intellectual Property are valid and in force; and (ii) the validity of and title to the Owned Intellectual Property: (A) have not been questioned in any prior Action since January 1, 2015; (B) are not being questioned in any pending Action; and (C) are not the subject(s) of any threatened or proposed Action, in each case, against the Company or any of its Subsidiaries.

(d) Section 3.18(d) of the Company Disclosure Letter contains a list of the Open Source Code and the license under which such Open Source Code was used, that has been or is distributed by or for the Company or any of its Subsidiaries, or has been or is made available by the Company or any of its Subsidiaries in whole or in part, in conjunction with or for use with any product or service of the business of the Company and its Subsidiaries. Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect, neither Company nor any of its Subsidiaries have used Open Source Code in such a way that creates or purports to create any obligations for the Company or any of its Subsidiaries to freely license, publicly distribute or dedicate to the public any material Software included in the Owned Intellectual Property.

(e) Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect: (i) the business of the Company and its Subsidiaries, as presently conducted, does not infringe or misappropriate and, to the knowledge of the Company has not been alleged to infringe or misappropriate any Intellectual Property or other similar rights of any third party; and (ii) to the knowledge of the Company there are no unauthorized third parties using any of the Owned Intellectual Property that is material to such business as presently conducted.

(f) Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect: (i) the Company and its Subsidiaries have used commercially reasonable efforts to protect the confidentiality of their Trade Secrets included in the Owned Intellectual Property; (ii) the Company and its Subsidiaries have entered into agreements obligating their employees, consultants, officers, directors and agents to maintain the confidentiality of the Trade Secrets included in the Owned Intellectual Property, the value of which is dependent upon the maintenance of the confidentiality thereof, (iii) to the knowledge of the Company there has been no unauthorized disclosure or use of the Trade Secrets included in the Owned Intellectual Property, and (iv) the Company and its Subsidiaries take commercially reasonable steps to prevent the unauthorized disclosure or use of their Trade Secrets included in the Owned Intellectual Property.

(g) Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect, in the 12 months prior to the date hereof, to the knowledge of the Company, there has not been: (i) any failures, breakdowns, or unauthorized interruptions or corruption of any of the information technology systems of the Company and its Subsidiaries that adversely affected the Company’s and its Subsidiaries business or operations, or (ii) any security breach, data loss or unauthorized access to those information technology systems.

Section 3.19 Customers and Suppliers. Section 3.19 of the Company Disclosure Letter sets forth for the six months ended April 1, 2017 (a) (i) a true, complete and correct list of the ten (10) largest (measured by revenue) customers and (ii) each of the on-road customers of the Company (each a “Material Customer”), (b) the ten (10) largest (measured by gross expenditures) suppliers (each a “Material Supplier”) to the Acquired Companies, and (c) in all material respects the total dollar number of sales to, or purchases from, as the case may be, each Material Customer or Material Supplier during such period. Since April 1, 2016, (i) no Material Customer or Material Supplier has, to the knowledge of the Company, notified the Company or any of its Subsidiaries that it intends to terminate, cancel or (other than in connection with industry-wide decreases in volume) materially curtail its business relationship with the Acquired Companies and (ii) neither the Company nor any of its Subsidiaries is engaged in a dispute that is material to the Company and its Subsidiaries, taken as a whole, with a Material Customer or Material Supplier, that remains ongoing. To the knowledge of the Company, there is no fact or circumstance that could reasonably be expected to impede the ability of the Company to perform all requirements under each Contract with a Material Customer except as would not reasonably be expected to materially and adversely affect the Company and its Subsidiaries, taken as a whole.

Section 3.20 Affiliate Transactions. Other than rights to receive Per Common Share Merger Consideration or, if the Charter Amendment becomes effective in accordance with Section 2.3, Per Preferred Share Merger Consideration, as and if applicable, and the consideration provided for under Section 2.1 with respect to Company Equity Awards, no material relationship, direct or indirect, exists between the Company or any Subsidiary of the Company, on the one hand, and any officer, director or other Affiliate (other than any Subsidiary of the Company) of the Company, on the other hand, which is not described in Company SEC Documents.

Section 3.21 Hedging. The Company’s and its Subsidiaries’ outstanding hedging and derivatives Contracts as of the date of this Agreement were entered into in compliance in all material respects with the Acquired Company hedging policy made available to Parent.

Section 3.22 Quality and Safety of Products.

(a) Since January 1, 2015, neither the Company nor any of its Subsidiaries has received written notice from (i) any of its customers that such customer has (A) received any written notice or allegation from a Governmental Entity, (B) been a party or subject to any action, suit, investigation or proceeding brought or initiated by a Governmental Entity, or (C) been threatened in writing by a Governmental Entity with any action, suit, investigation or proceeding or (ii) a Governmental Entity that contained allegations or threatened or stated a basis for initiating an action, suit, investigation or proceeding, in each of the foregoing clauses (i) and (ii), with respect to the failure or alleged failure of any product produced, sold or distributed by or on behalf of the Company or any of its Subsidiaries to meet applicable manufacturing, quality or labeling standards established by Law, except, in the case of each of clause (i) and (ii), as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.

(b) Since January 1, 2015, (i) there have been no recalls of any product of the Company or any Subsidiary whether ordered by a Governmental Entity or undertaken voluntarily by the Company or any Subsidiary and (ii) the Company has not received any written notice from any customer or Governmental Entity in connection with a claim or allegation against the Company or its Subsidiaries, in each case related to any such recall, except in each of the foregoing clauses (i) and (ii) for any such recalls that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

Section 3.23 Brokers. Except for Rothschild Inc. (the fees and expenses of which will be paid by the Company), no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by or on behalf of the Company.

Section 3.24 Takeover Statutes. Other than Section 203 of the DGCL, no Takeover Laws or any anti-takeover provision in the Company Constituent Documents is applicable to the Merger or the Charter Amendment or this Agreement or the Voting and Support Agreements. Assuming the accuracy of the representations and warranties of Parent and Merger Sub set forth in Section 4.10, the Company Board has taken all necessary action such that the restrictions imposed on business combinations by Section 203 of the DGCL are inapplicable to this Agreement.

For purposes of this Agreement, “Takeover Laws” shall mean any “Moratorium,” “Control Share Acquisition,” “Fair Price,” “Business Combination,” or other similar state anti-takeover Laws and regulations.

Section 3.25 Fairness Opinion. The Company Board has received the opinion of Rothschild Inc., financial advisor to the Company, to the effect that, as of the date of such opinion and subject to the assumptions, limitations and qualifications reflected therein, the Per Common Share Merger Consideration to be received by holders of Common Shares (other than Excluded Shares and Dissenting Shares) in the Merger is fair, from a financial point of view, to such holders. As of the date of this Agreement, such opinion has not been rescinded, repudiated or, except as set forth therein, qualified. It is agreed and understood that such opinion may not be relied on by Parent or Merger Sub.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:

Section 4.1 Organization, Standing and Power.

(a) Each of Parent and Merger Sub (i) is a corporation duly formed, validly existing and in good standing under the Laws of the State of Delaware, (ii) has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted, and (iii) is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except for any such failures that individually or in the aggregate, would not reasonably be expected to prevent, materially delay, or impair the consummation of the Merger or the Charter Amendment or the other transactions contemplated hereby.

(b) Parent has made available to the Company true, correct and complete copies of the certificate of incorporation and bylaws of each of Parent and Merger Sub as of the date hereof, including all amendments thereto, and each as so delivered is in full force and effect as of the date hereof. Neither Parent nor Merger Sub is in violation of any provision of its certificate of incorporation or bylaws.

Section 4.2 Authority. Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly authorized by the boards of directors of each of Parent and Merger Sub, and no other corporate proceedings on the part of Parent or Merger Sub are necessary to approve this Agreement, or to consummate the transactions contemplated hereby, subject, in the case of the consummation of the Merger, to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware as required by the DGCL and, in the case of the consummation of the Charter Amendment, to obtaining the Charter Amendment Approval and the filing of the Charter Amendment with the Secretary of State of the State of Delaware in accordance with the DGCL. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and assuming the due authorization and the valid execution and delivery by the Company, constitutes a legal, valid and binding obligation of Parent and Merger Sub, enforceable against each of them in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws relating to or affecting creditors’ rights generally or by general principles of equity).

Section 4.3 No Conflict; Consents and Approvals.

(a) The execution, delivery and performance of this Agreement by Parent and Merger Sub do not, and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby, will not (i) conflict with or violate the certificate of incorporation or bylaws of Parent or Merger Sub, (ii) assuming that all consents, approvals and authorizations contemplated by clauses (i) through (iv) of subsection (b) below have been obtained and all notices and filings described in such clauses have been made, violate any Law or any settlement, injunction or award of any Governmental Entity, in each case applicable to Parent or Merger Sub, or (iii) result in any breach or violation of, constitute a default (or an event which with notice or lapse of time or both would become a default) under, result in a right of payment or loss of benefit under, give rise to any right of termination, cancellation or acceleration of, or result in the creation of any Lien upon any of the material properties or assets of Parent or Merger Sub (including the Acquired Companies following the Effective Time) except in the case of clauses (ii) and (iii) above, as would not reasonably be expected to prevent, materially delay, or impair the consummation of the Merger or the Charter Amendment or the other transactions contemplated by this Agreement.

(b) The execution, delivery and performance of this Agreement by Parent and Merger Sub, and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby, do not require any consent, approval, order, authorization or permit of, action by, filing, registration or declaration with or notification to, any Governmental Entity, except (i) as required under applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder, and under state securities and “blue sky” Laws, (ii) as required under any applicable Antitrust Law, (iii) pursuant to the applicable requirements of the NASDAQ Capital Market, (iv) for the filing with the Secretary of State of the State of Delaware of the Certificate of Merger as required by the DGCL, and (v) as would not reasonably be expected to prevent, materially delay, or impair the consummation of the transactions contemplated by this Agreement.

Section 4.4 Information in the Proxy Statement. None of the information supplied by Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement (or any amendment thereof or supplement thereto) will, at the date mailed to stockholders of the Company or at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading.

Section 4.5 Ownership and Operations of Merger Sub. Merger Sub has been formed solely for the purpose of engaging in the transactions contemplated hereby and has not, and at no time prior to the Effective Time will have, engaged in any other business activities and does not, and at no time prior to the Effective Time will, have assets, liabilities or obligations of any nature other than as contemplated herein or as otherwise required to effect the transactions contemplated by this Agreement. The authorized capital stock of Merger Sub consists solely of 1,000 shares of common stock, par value $0.10 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at all times through the Effective Time will be, wholly-owned directly or indirectly by Parent, free and clear of all Liens.

Section 4.6 Litigation. As of the date of this Agreement, there are no Actions pending or, to the knowledge of the officers of Parent, threatened against Parent or Merger Sub that seek to enjoin or restrain, or would reasonably be expected to have the effect of preventing, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement, except as, individually or in the aggregate, would not reasonably be expected to prevent, materially delay, or impair the ability of Parent and Merger Sub to consummate the Merger or the other transactions contemplated by this Agreement.

Section 4.7 Financing. Parent and Merger Sub have available to them (through a combination of cash on hand and committed financing), and will have available to them, in cash, at the Effective Time and the Closing, all funds necessary (i) for the payment to the Paying Agent in cash of the aggregate Per Common Share Merger Consideration and the Per Preferred Share Merger Consideration and (ii) to satisfy all of their other obligations under this Agreement.

Section 4.8 Vote/Approval Required. No vote or consent of the holders of any class or series of capital stock of Parent is necessary to approve this Agreement or the Merger or the other transactions contemplated hereby. The vote or consent of Parent, and/or one or more wholly-owned Subsidiaries of Parent, as the sole stockholder(s) of Merger Sub (which shall occur on the date hereof promptly following the execution of this Agreement) is the only vote or consent of the holders of any class or series of capital stock of Merger Sub necessary to approve this Agreement, the Merger and the other transactions contemplated hereby.

Section 4.9 Brokers. No agent, broker, finder, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other fee or commission in connection with the Merger, the Charter Amendment or any other transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Merger Sub for which the Company will have any liability.

Section 4.10 Ownership of Company Shares. Other than as a result of this Agreement, none of Parent, Merger Sub or any of their Affiliates is, or at any time during the last three (3) years has been, an “interested stockholder” (as defined in Section 203 of the DGCL) of the Company. None of Parent, Merger Sub or any of their Affiliates owns, or has at any time during the last three (3) years owned, any Company Shares, other than Company Shares that represent, in the aggregate, no more than one percent (1%) of the outstanding Company Shares.

Section 4.11 Acknowledgement of No Other Representations or Warranties. In connection with the due diligence investigation of the Company by Parent and Merger Sub, Parent and Merger Sub have received and may continue to receive from the Company certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan and cost-related plan information, regarding the Company, its Subsidiaries and their respective businesses and operations. Parent and Merger Sub hereby acknowledge that (i) there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, and that, except as expressly set forth in this Agreement, neither the Company nor any of its Subsidiaries, nor any of their respective stockholders, directors, officers, employees, Affiliates, advisors, agents or representatives, nor any other Person, has made or is making any representation or warranty with respect to such estimates, projections, forecasts, forward-looking statements, business plans or cost-related plans (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking statements, business plans or cost-related plans) and (ii) Parent and Merger Sub are also making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, forward-looking statements, business plans or cost-related plans so furnished to them.

ARTICLE V

COVENANTS

Section 5.1 Conduct of Business of the Company.

(a) The Company covenants and agrees that, during the period from the date hereof until the Effective Time, except (i) as required or specifically permitted by this Agreement, (ii) as required by applicable Law or a Governmental Entity with jurisdiction over any Acquired Company, (iii) as set forth in Section 5.1 of the Company Disclosure Letter or (iv) if Parent provides its prior consent in writing (which such consent shall not be unreasonably withheld, conditioned or delayed), the Company shall, and shall cause each of its Subsidiaries to, conduct its business in all material respects in the ordinary course of business consistent with past practice and, to the extent consistent with the foregoing, to use commercially reasonable efforts to (x) preserve substantially intact its business organization and (y) maintain satisfactory relationships with its material customers, suppliers and distributors and other Persons with which it has material business relations.

(b) Without limiting the generality of Section 5.1(a), between the date of this Agreement and the Effective Time, except (X) as set forth in Section 5.1(b)(X) of the Company Disclosure Letter or (Y) if Parent provides its prior consent in writing (which consent, with respect to Section 5.1(b)(vii), (x), (xvi), (xx), and (xxvii) (to the extent applicable to any of the prior referenced clauses of Section 5.1(b)), shall not be unreasonably withheld, conditioned, or delayed), the Company shall not, and shall cause its Subsidiaries not to:

(i) amend or permit the adoption of any amendment to the charter or bylaws (or equivalent organizational documents) of any Acquired Company (other than the Charter Amendment);

(ii) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

(iii) issue, grant, deliver, sell, pledge, dispose of or encumber any (A) shares of capital stock of any Acquired Company, except the issuance of Company Shares pursuant to the conversion of Preferred Shares or the exercise of Company Stock Options or Warrants, in each case that is outstanding as of the date hereof and in accordance with the terms of such instruments, (B) other voting securities of, or equity interests in, the Company or any capital stock or voting securities of, or other equity interests in, any Subsidiary of the Company, (C) securities convertible into or exercisable or exchangeable for any shares of capital stock or voting securities of, or equity interests in, the Company or any of its Subsidiaries, (D) right to acquire any shares of capital stock or voting securities of, or other equity interests in, the Company or any of its Subsidiaries, (E) Company Stock Equivalents, or (F) Company Voting Debt;

(iv) declare, make, pay or proffer any dividend, distribution or other payment, payable in cash, stock, property or otherwise, with respect to any of its capital stock, other equity interests, Company Stock Options or Warrants (except (i) for any dividend or distribution by a Subsidiary of the Company to the Company or to another wholly owned Subsidiary of the Company or (ii) dividends accrued on the Preferred Shares pursuant to the terms of the Company Charter during the period beginning immediately after the end of the most recent semi-annual period with respect to which a dividend was declared on the Preferred Shares prior to the date of this Agreement and ending immediately prior to the Effective Time;

(v) enter into any interest rate, derivatives or hedging transaction (including with respect to commodities);

(vi) (A) adjust, split, combine, redeem, repurchase or otherwise acquire any shares of its capital stock, other equity interests, Company Stock Options or Warrants (except for repurchases of Common Shares in connection with the cashless exercise of Company Stock Options or Warrants pursuant to the terms of such instruments or to pay withholding Taxes due as a result of the exercise of Company Stock Options or the vesting of restricted stock), (B) reclassify, combine, split or subdivide its capital stock or other equity interests, (C) amend or modify the terms of, or grant any waiver adverse to the Company, Merger Sub or Parent with respect to, the capital stock, other equity interests, Company Stock Options or Warrants or (D) enter into any agreement with respect to the voting of any of the Company’s capital stock or other securities or the capital stock or other securities of a Subsidiary of the Company;

(vii) authorize, or make any binding commitment with respect to, any capital expenditure, other than capital expenditures that (A) are set forth in the most recent version of the Company’s budget made available to Parent prior to the date of this Agreement or (B) additional capital expenditures not described in clause (A) so long as the aggregate amount of such expenditures does not exceed $100,000 in the aggregate; provided, however, that the Company will be permitted to make capital expenditures that are reasonably necessary in response to operational emergencies, equipment failures or outages so long as the aggregate amount of such expenditures made pursuant to this proviso do not exceed $100,000, which amounts shall not be aggregated with the amount set forth in clause (B);

(viii) (A) acquire (whether by merger, consolidation or acquisition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof or any material assets, other than (1) purchases of inventory and other assets in the ordinary course of business consistent with past practice, (2) pursuant to Contracts in effect on the date hereof and disclosed in the Company Disclosure Letter or filed or furnished as exhibits to Publicly Available Company SEC Documents, (3) pursuant to transactions solely among Acquired Companies, or (4) (solely with respect to the acquisitions of assets) the making of capital expenditures permitted by Section 5.1(b)(vii) or (B) sell, lease, exchange, mortgage, pledge, transfer, subject to any Lien or otherwise dispose of (whether by merger, consolidation or acquisition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof or any material assets, other than (1) sales, leases, exchanges or other dispositions of inventory and other assets in the ordinary course of business consistent with past practice, (2) grants of Permitted Liens, (3) pursuant to transactions solely among wholly-owned Acquired Companies, or (4) pursuant to Contracts in effect on the date hereof and disclosed in the Company Disclosure Letter or filed or furnished as exhibits to Publicly Available Company SEC Documents;

(ix) enter into any joint venture or partnership;

(x) engage in any transactions, agreements, arrangements or understandings with any Affiliate or other Person that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act;

(xi) make any loans, advances or capital contributions to, or investments in, any other Person (other than another Acquired Company), other than trade credit and similar loans and advances made to customers and suppliers pursuant to written Contracts in the ordinary course of business, consistent with past practice;

(xii) incur any additional indebtedness for borrowed money other than (A) for additional indebtedness for borrowed money (in excess of amounts outstanding as of the date of this Agreement) pursuant to the FrontFour Term Loan in an aggregate amount outstanding at any time not in excess of the availability as of the date of this Agreement pursuant to the FrontFour Term Loan or (B) trade credit or similar loans or advances in the ordinary course of business (to the extent they would be deemed to be indebtedness for borrowed money);

(xiii) assume, guarantee, endorse or otherwise become liable or responsible for the indebtedness for borrowed money of any Person other than any Acquired Company;

(xiv) except to the extent required by applicable Law or the terms of any Company Plan, (A) increase the compensation or benefits of any current or former director or officer or increase the compensation or benefits of any current or former employee (who is not a current or former director or officer) except for such increases to employees who are not directors or officers which are in the ordinary course of business consistent with past practice and in an amount that does not exceed $20,000 individually or $350,000 in the aggregate, (B) establish, amend, terminate or adopt any Company Plan (or any employee benefit plan, policy, agreement or arrangement which would be a Company Plan if in effect on the date hereof) other than any individual employment Contract entered into with a new hire who can be hired without Parent’s consent pursuant to section (F) below that follows the applicable form of employment contract which has been set forth on Section 3.11(a)(i) of the Company Disclosure Letter, (C) accelerate the vesting of, or the lapsing of restrictions with respect to, any stock options or other stock-based compensation, (D) fail to make any required contributions under any Company Plan, (E) terminate, other than for cause, the employment, or enter into or modify the contractual relationship of, any director or officer or employee with an annual base salary in excess of $125,000, or (F) hire any individual except for new hires (i) filling positions open as of the date hereof or (ii) replacing persons employed by the Company or any of its Subsidiaries as of the date hereof, but whose employment is terminated prior to Closing in the ordinary course of business and otherwise in accordance with the provisions of this Section 5.1(b)(xiv), provided, that in each case, the annual base salary for such hire shall not exceed that of the person he or she replaced in accordance with this Section 5.1(b)(xiv)(F) or $100,000;

(xv) (A) implement or adopt any change in its methods of financial accounting, except as may be required by Law or GAAP, (B) change its fiscal year, or (C) make any material change in internal accounting controls or disclosure controls and procedures that would reasonably be expected to negatively affect the Company or any of its Subsidiaries;

(xvi) except as may be required by applicable Law or a Governmental Entity with jurisdiction over the Company or a Company Subsidiary, (A) on any material Tax Return change any election or adopt any method of Tax accounting, in either case in a manner that is materially inconsistent with positions taken or elections made in preparing or filing any similar Tax Returns in prior periods, (B) settle or compromise any material Tax liability or refund in a manner that is materially inconsistent with past practice, (C) file any amended Tax Return involving a material amount of Taxes, or (D) waive or extend the statute of limitations in respect of material Taxes;

(xvii) settle or compromise, or propose to settle or compromise, any Action before a Governmental Entity; provided, that the Acquired Companies may at any time, without Parent’s consent, settle warranty or product liability claims received in the ordinary course of business in a manner and amounts that is consistent with past practice or any other claim received in the ordinary course of business solely for monetary damages not to exceed $25,000, (so long as such settlement (i) does not involve any finding or admission of any violation of Law or any violation of the rights of any Person by any of the Acquired Companies, (ii) does not disparage Parent, Merger Sub, the Company, the Surviving Corporation, any of their respective Affiliates or any of their respective businesses, (iii) involves only the payment of money damages and does not impose an injunction or other equitable relief upon Parent, Merger Sub, the Company, the Surviving Corporation, any of their respective Affiliates or any of their respective businesses, (iv) completely, finally and unconditionally releases the Acquired Companies in connection with such Action, and (v) does not or would not reasonably be expected to otherwise adversely affect Parent, Merger Sub, the Company, the Surviving Corporation, any of their respective Affiliates or any of their respective businesses in any material respect); provided, further that Actions referred to in Section 5.13 shall be governed by the limitations set forth therein;

(xviii) other than nonexclusive licenses embedded in products sold in the ordinary course of business consistent with past practice, enter into any agreement, arrangement or commitment to grant a license of material Owned Intellectual Property to any Person other than an Acquired Company;

(xix) dispose of or permit to lapse any ownership or right to use, or fail to maintain registration of any material Owned Intellectual Property;

(xx) terminate (other than a termination in accordance with its terms) or materially amend or materially modify (in a manner adverse to the Company and its Subsidiaries) any Material Contract, or Real Property Lease or Contract that would be a Material Contract or Real Property Lease if in effect on the date of this Agreement or;

(xxi) waive, extend, renew or enter into any non-compete, most favored nation, exclusivity, non-solicitation or similar Contract that (A) would following the Closing apply such non-competition, most favored nation, exclusivity, non-solicitation or similar restriction to Parent or any of its Subsidiaries (other than the Acquired Companies) or (B) would restrict or limit, in any material respect, the freedom of the Acquired Companies, taken as a whole, in conducting their operations or business, as after the Closing;

(xxii) effectuate a “plant closing” or “mass layoff,” as those terms are defined in WARN;

(xxiii) create any Subsidiary;

(xxiv) enter into any new line of business;

(xxv) enter into, amend or modify any union recognition agreement, collective bargaining agreement or similar agreement with any trade union or representative body of the Company or any Subsidiary, or, except to the extent required by applicable Law, enter into negotiations regarding any such agreement;

(xxvi) sell, pledge, dispose of or encumber any Owned Real Property other than, in the case of pledges and encumbrances, for Permitted Liens; or

(xxvii) agree to, authorize, or enter into any Contract obligating it to take any of the actions described in Section 5.1(b)(i) through (xxvi).

(c) The Company covenants and agrees that, during the period from the date hereof until the Effective Time, it shall, or shall cause its Subsidiaries to, take commercially reasonable efforts to take the actions set forth on Schedule 5.1(c).

(d) Parent will, promptly following the date of this Agreement, designate two (2) individuals from either of whom the Company may seek approval to undertake any actions not permitted to be taken under this Section 5.1. The making of a request by the Company pursuant to this Section 5.1(d) shall not be an admission that, or otherwise imply that, the Company is required to seek an approval from Parent in connection with the subject matter of such request or any similar request.

(e) Nothing contained in this Agreement is intended to give Parent or Merger Sub, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time, and nothing contained in this Agreement is intended to give the Company, directly or indirectly, the right to control or direct Parent’s or its Subsidiaries’ operations. Prior to the Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.

Section 5.2 Obligations of Merger Sub and Surviving Corporation. Parent agrees to cause Merger Sub and the Surviving Corporation to perform all of their respective agreements, covenants and obligations under this Agreement. Parent hereby guarantees the due, prompt and faithful payment, performance and discharge by Merger Sub and the Surviving Corporation of, and the compliance by Merger Sub and the Surviving Corporation with, all of their respective covenants, agreements, obligations and undertakings under this Agreement in accordance with the terms of this Agreement. Parent shall (and shall cause each other stockholder of Merger Sub to), promptly on the date hereof following execution of this Agreement, approve this Agreement in its capacity as a stockholder of Merger Sub in each case in accordance with applicable Law and the certificate of incorporation and bylaws of Merger Sub.

Section 5.3 Acquisition Proposals.

(a) No Shop. From the execution of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, except as otherwise expressly permitted by this Section 5.3:

(i) the Company shall, and shall cause its Subsidiaries (and the directors and officers of it and its Subsidiaries) to, and shall use its reasonable best efforts to cause its and their respective Representatives (other than its and their respective officers and directors) to: (A) immediately cease and cause to be terminated all existing discussions or negotiations by the Company (or, as applicable, such Subsidiary or such Representative) with any Person conducted heretofore with respect to any Acquisition Proposal or any proposal, inquiry or offer that would reasonably be expected to lead to an Acquisition Proposal, and (B) request the prompt return or destruction of all confidential information previously made available by it or on its behalf in connection with any Acquisition Proposal or any other proposal, inquiry or offer that would reasonably be or reasonably was expected to lead to an Acquisition Proposal;

(ii) the Company shall not terminate, waive, amend, release or modify in any respect any provision of any confidentiality agreement to which any Acquired Company is a party in connection with any Acquisition Proposal or other proposal, inquiry or offer that would reasonably be expected to lead to an Acquisition Proposal; and

(iii) the Company shall not, and shall cause its Subsidiaries (and the respective officers and directors of it and its Subsidiaries) not to, and shall use its reasonable best efforts to cause its and their respective

Representatives (other than its and their respective directors and officers), not to, directly (or indirectly through third parties):

(A) solicit, initiate, or knowingly encourage, or knowingly induce or facilitate, the making, submission or announcement of any inquiries or the making of any proposal or offer constituting an Acquisition Proposal or that would reasonably be expected to lead to an Acquisition Proposal;

(B) make available any non-public information regarding any of the Acquired Companies to any Person (other than Parent and Parent’s or the Company’s Representatives acting in their capacities as such) in connection with or in response to an Acquisition Proposal or any proposal, inquiry or offer that would reasonably be expected to lead to an Acquisition Proposal;

(C) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal or any proposal, inquiry or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state that they currently are not permitted to have discussions);

(D) enter into any letter of intent or agreement in principle or any Contract concerning any Acquisition Proposal or any proposal, inquiry or offer that would reasonably be expected to lead to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement in accordance with Section 5.3(b)); or

(E) reimburse or agree to reimburse the expenses of any other Person (other than the Company’s Representatives) in connection with an Acquisition Proposal or any inquiry, discussion, offer or request that would reasonably be expected to lead to an Acquisition Proposal.

(b) No-Shop Exceptions. Notwithstanding anything to the contrary in this Agreement, if at any time prior to obtaining the Company Merger Approval:

(i) (A) the Company receives, after the date of this Agreement, an unsolicited bona fide written Acquisition Proposal that did not result from a breach of this Section 5.3, (B) the Company Board determines in good faith (after consultation with outside counsel and its financial advisor) that such Acquisition Proposal constitutes or would reasonably be expected to lead to a Superior Proposal, and (C) the Company Board determines in good faith (after consultation with outside counsel) that the failure to take the actions referred to in clause (x) or (y) of this Section 5.3(b)(i) would be inconsistent with its fiduciary duties under applicable Law, then, prior to obtaining the Company Merger Approval, the Acquired Companies and their respective Representatives may (x) make available information with respect to the Company and its Subsidiaries to the Person making such Acquisition Proposal pursuant to an Acceptable Confidentiality Agreement; provided, that any non-public information provided or made available to any Person given such access shall have been previously provided or made available to Parent or shall be provided or made available to Parent prior to, concurrently with or within twenty-four (24) hours after the time it is provided or made available to such Person, and (y) participate in discussions or negotiations with the Person making such Acquisition Proposal regarding such Acquisition Proposal; provided, however, that the Company and its Subsidiaries shall, and shall cause its and their respective Representatives to, cease any activities described in clause (x) or (y) of this Section 5.3(b)(i) promptly, and in any event within twenty-four (24) hours, following the time that the Company Board determines in good faith (after consultation with its financial advisor and outside counsel) that the applicable Acquisition Proposal has ceased to be a Superior Proposal and has ceased to be an Acquisition Proposal that would reasonably be expected to lead to a Superior Proposal; or

(ii) the Company Board determines in good faith (after consultation with outside counsel) that failure to do so would be inconsistent with its fiduciary duties under applicable Law, the Company may terminate, waive, amend, release a counterparty from, modify or fail to enforce any standstill, confidentiality or similar provisions in any agreement to which the Company or any of its Subsidiaries is a party; provided, further that the Company shall advise Parent in writing no later than twenty-four (24) hours after executing any release or waiver contemplated by the foregoing that the Company has provided such a release or waiver.

(c) Notice of Acquisition Proposals. The Company shall promptly, and in any event within twenty-four (24) hours of receipt thereof, advise Parent in writing of the receipt of any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (including the identity of the Person making or submitting such Acquisition Proposal, inquiry, proposal or offer and the material terms and conditions thereof and (with respect to an Acquisition Proposal) copies of proposed documents received (if any) to effect such Acquisition Proposal) that is made or submitted by any Person prior to the Effective Time. The Company shall keep Parent reasonably informed on a reasonably prompt basis, and in any event within twenty-four (24) hours of any material change, of the status of, and any financial or other material changes in, any such Acquisition Proposal, inquiry, proposal or offer, including, if applicable, providing Parent copies of written proposals or offers and proposed documents (if any) to effect such Acquisition Proposal.

(d) Adverse Recommendation Changes. Neither the Company Board nor any committee thereof shall:

(i) (A) fail to include the Company Recommendation or the Company Determination in the Proxy Statement, (B) withhold or withdraw (or qualify or modify in a manner adverse to Parent) the Company Recommendation, the Company Determination or the Company Board’s approval of this Agreement or the Merger or the Charter Amendment or publicly propose to do so, (C) make any recommendation in connection with a tender offer or exchange offer other than a recommendation against such offer or a “stop, look and listen” communication by the Company Board of the type contemplated by Rule 14d-9(f) under the Exchange Act, or fail to recommend against acceptance of such a tender or exchange offer, including by taking no position with respect to acceptance of such tender or exchange offer, by the close of business on the earlier of (1) the tenth (10th) Business Day after the commencement of such tender offer or exchange offer pursuant to Rule 14d-2 under the Exchange Act and (2) the third (3rd) Business Day prior to the Company Stockholders Meeting, (D) adopt, approve, recommend to the stockholders of the Company, endorse or otherwise declare advisable any Acquisition Proposal or resolve or agree or publicly propose to take any such actions, or (E) fail to publicly reaffirm the Company Recommendation within the earlier of (1) five (5) Business Days and (2) three (3) Business Days prior to the Company Stockholders Meeting, in each case following receipt of a written notice from Parent, delivered after the public announcement of an Acquisition Proposal, which notice requests such reaffirmation (provided that Parent shall be entitled to make such a written request only twice for each such Acquisition Proposal, except to the extent there are material developments or changes with respect to the Acquired Companies or relating to such Acquisition Proposal) (each such action set forth in this Section 5.3(d)(i) being referred to herein as an “Adverse Recommendation Change”); or

(ii) except as permitted by Section 5.3(e), cause or permit the Company to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement with respect to an Acquisition Proposal (in each case other than an Acceptable Confidentiality Agreement) (each, an “Alternative Acquisition Agreement”).

(e) Permitted Adverse Recommendation Changes and Permitted Termination to Enter into a Superior Proposal. Notwithstanding anything to the contrary in this Agreement, if, at any time prior to obtaining the Company Merger Approval, (1)(x) an Acquisition Proposal is made that did not result from a breach of this Section 5.3 (and has not been withdrawn or abandoned), (y) the Company Board determines in good faith (after consultation with outside counsel and its financial advisor) that such Acquisition Proposal constitutes a Superior Proposal and, (z) the Company Board determines in good faith (after consultation with outside counsel) that failure to take an action described in clause (i) or clause (ii) of this Section 5.3(e)(1) would be inconsistent with the Company Board’s fiduciary duties under applicable Law, the Company Board may, in connection with such Superior Proposal, prior to obtaining the Company Merger Approval (i) make an Adverse Recommendation Change; or (ii) cause the Company to terminate this Agreement pursuant to Section 7.1(d)(ii) (and pay the Termination Fee due in connection with such termination) to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal or (2) in response to an Intervening Event, the Company Board determines in good faith (after consultation with outside counsel) that failure to make an Adverse

Recommendation Change would be inconsistent with the Company Board’s fiduciary duties under applicable Law, the Company Board may, in connection with such Intervening Event, prior to obtaining the Company Merger Approval, make an Adverse Recommendation Change, provided that the Company has first complied with the provisions of Section 5.3(f) in connection with such Acquisition Proposal or Intervening Event, as applicable.

(f) Match Rights. The Company Board shall not take any action set forth in Section 5.3(e) unless the Company Board has first:

(i) caused the Company to provide Parent at least three (3) Business Days’ prior written notice of its intent to take any of the actions set forth in clause (i) or clause (ii) of Section 5.3(e)(1) or Section 5.3(e)(2) (a “Notice of Superior Proposal or Intervening Event”), which notice shall (A) state that the Company has received a Superior Proposal or that an Intervening Event has occurred, as applicable, and (B) in the case of (1) a Superior Proposal, (x) specify the material terms and conditions of such Acquisition Proposal, (y) identify the Person making such Superior Proposal, and (z) enclose the most recent draft of any agreements intended to be entered into with the Person making or providing such Superior Proposal (or any Affiliate of such Person), or (2) an Intervening Event, provide a reasonably detailed description of the Intervening Event;

(ii) caused the Company and its Representatives to negotiate, to the extent Parent has requested that the Company negotiate, during such three (3) Business Day period following delivery of the Notice of Superior Proposal or Intervening Event (the “Notice Period”), in good faith with Parent concerning any revisions to the terms of this Agreement that Parent proposes in response to such Superior Proposal or Intervening Event, as applicable; and

(iii) after complying with clauses (i) and (ii) of this Section 5.3(f), in the case of a Superior Proposal, determined that such Acquisition Proposal continues to constitute a Superior Proposal, and that in the case of a Superior Proposal or Intervening Event, the failure to take an action set forth in Section 5.3(e) continues to be inconsistent with the directors’ fiduciary duties under applicable Law, in each case after giving due consideration to any changes proposed to be made to this Agreement by Parent in a signed writing that is binding and irrevocable;

provided, however, that if during the Notice Period any revisions are made to the Superior Proposal that is the subject of such Notice of Superior Proposal and such revisions are material (it being understood and agreed that any change to consideration with respect to such proposal is material), the Company shall deliver to Parent a new notice (“Superior Proposal Change Notice”) describing such material revisions (and providing copies of the most recent draft of any agreements implementing such material revisions proposed to be entered into between the Company and the Person making or providing such Superior Proposal (or any Affiliate of such Person)) and shall comply with the requirements of clause (ii) and clause (iii) of this Section 5.3(f) with respect to such Superior Proposal as so revised (substituting, for purposes of this proviso, the longer of (x) the time remaining with respect to the original three (3) Business Day Notice Period in respect of such Superior Proposal and (y) two (2) Business Days following delivery by the Company of the Superior Proposal Change Notice for the reference to “three (3) Business Days” in Section 5.3(f)(ii)).

(g) Nothing contained in this Section 5.3 shall prohibit the Company or the Company Board from complying with its disclosure obligations under United States federal or state Law with regard to an Acquisition Proposal, including (i) taking and disclosing a position contemplated by Item 1012(a) of Regulation M-A, Rule 14e-2(a) under the Exchange Act or Rule 14d-9 under the Exchange Act or (ii) making any “stop, look and listen” communication to the stockholders of the Company pursuant to Rule 14d-9(f) under the Exchange Act; provided, however, that neither the Company nor the Company Board (or any committee thereof) may effect an Adverse Recommendation Change except in compliance with Section 5.3(e) and Section 5.3(f).

(h) For purposes of this Agreement:

(i) “Acceptable Confidentiality Agreement” means a confidentiality agreement on terms that, taken as a whole, are not materially less restrictive to the Company’s counterparty thereto than those contained in the Confidentiality Agreement, it being understood that any such confidentiality agreement need not contain a standstill provision or otherwise prohibit the making, or amendment, of an Acquisition Proposal.

(ii) “Acquisition Proposal” means any proposal or offer (whether or not in writing), with respect to any (A) merger, consolidation, share exchange, other business combination or similar transaction involving the Company, (B) sale, lease, contribution or other disposition, directly or indirectly (including by way of merger, consolidation, share exchange, other business combination, partnership, joint venture, sale of capital stock of or other equity interests in a Subsidiary of the Company or otherwise) of any business or assets of the Company or any of its Subsidiaries representing fifteen percent (15%) or more of the consolidated revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, (C) issuance, sale or other disposition, directly or indirectly, to any Person (or the stockholders of any Person) or group of securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing fifteen percent (15%) or more of the voting power of the Company, (D) transaction in which the holders of the voting power of the Company immediately prior to such transaction own eighty-five percent (85%) or less of the voting power of the Company immediately following the transaction, (E) transaction in which any Person (or the stockholders of any Person) shall acquire, directly or indirectly, beneficial ownership, or the right to acquire beneficial ownership, or formation of any group which beneficially owns or has the right to acquire beneficial ownership of, fifteen percent (15%) or more of the Common Shares, the Preferred Shares and Warrants (taken together on a fully-diluted basis), or (E) any combination of the foregoing (in each case, other than the Merger).

(iii) “Intervening Event” means an event or circumstance that is material to the Company and its Subsidiaries (taken as a whole) first arising after the execution and delivery of this Agreement and prior to the Company Merger Approval and that was not known to or reasonably foreseeable by the Company Board prior to the execution and delivery of this Agreement, which event or circumstance becomes known to the Company Board after the execution and delivery of this Agreement by the Company and prior to the receipt of the Company Merger Approval; provided, however, that in no event shall any of the following events or circumstances constitute an Intervening Event: (i) the receipt, existence or terms of an Acquisition Proposal or any matter relating thereto or consequence thereof; (ii) any other matter relating to this Agreement, the Merger or the Charter Amendment, including events or developments relating to the seeking of the Company Stockholder Approval; (iii) events or circumstances related to Parent or Merger Sub or any of their Affiliates; or (iv) any change in the trading price or trading volume of the Company’s securities on any national securities exchange or other trading market (provided that the exception in this clause (iii) shall not prevent or otherwise affect the event or circumstance underlying such change from being taken into account).

(iv) “Superior Proposal” means any bona fide written offer made by a third party or group pursuant to which such third party or group would acquire, directly or indirectly, more than fifty percent (50%) of each of the then outstanding Common Shares, Preferred Shares and Warrants or more than fifty percent (50%) of the assets of the Company and its Subsidiaries, taken as a whole, on terms which the Company Board determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation), taking into account all factors the Company Board considers relevant, including the financial, regulatory, legal and other aspects of such Acquisition Proposal (and any changes proposed by Parent to the terms of this Agreement in a signed writing), is more favorable to holders of Company Shares than the Merger from a financial point of view.

(i) Any action taken or not taken by any Representative of the Company or any of its Subsidiaries at the express or implied direction of the Company that if taken or not taken by the Company would constitute a breach of this Section 5.3 shall be deemed a breach of this Agreement by the Company.

Section 5.4 Preparation of the Proxy Statement; Stockholders Meeting.

(a) As soon as practicable following the date of this Agreement, the Company shall prepare and, no later than twenty (20) days after the date hereof or such other later date as mutually agreed upon by the Company and Parent in writing, file with the SEC a proxy statement in preliminary form relating to the Company Stockholders Meeting (the “Proxy Statement”). The Company will cause the Proxy Statement to comply as to form in all material respects with the applicable provisions of the Exchange Act and shall use its reasonable best efforts to cause the Proxy Statement to be mailed to stockholders of the Company as soon as reasonably practicable (and in any event within five (5) Business Days) after (i) if the Company does not receive comments from the SEC with respect to the preliminary Proxy Statement and does not reasonably believe that it will receive comments, the eleventh (11th) calendar day immediately following the date of filing of the preliminary Proxy Statement with the SEC and (ii) if the Company does receive comments from the SEC with respect to the preliminary Proxy Statement, clearance by the SEC with respect to such comments (clause (i) or (ii), as applicable, “SEC Clearance”). Parent and Merger Sub shall cooperate with the Company in connection with the preparation of the Proxy Statement, including providing to the Company any and all information regarding Parent and Merger Sub and their respective Affiliates as may be required to be disclosed therein as promptly as possible after the date hereof. The Parties shall notify each other promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and shall supply each other with copies of all correspondence between such or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement or the Merger or the Charter Amendment. If the Company does receive comments from the SEC with respect to the Proxy Statement, the Company shall use its reasonable best efforts (with the reasonable assistance of Parent) to promptly provide responses to the SEC with respect to any comments received on the Proxy Statement from the SEC and to have the Proxy Statement cleared by the SEC as soon as reasonably practicable after the date of this Agreement.

(b) The Company and Parent each agrees, as to itself and its respective Subsidiaries, that none of the information supplied or to be supplied by it or its Subsidiaries for inclusion or incorporation by reference in the Proxy Statement or any amendment or supplement thereto will, at the date of mailing to stockholders and at the time of the meeting of stockholders of the Company to be held in connection with the Merger or the Charter Amendment, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If, at any time prior to receipt of the Company Merger Approval, any event occurs with respect to the Company, any of its Subsidiaries, Parent or Merger Sub, or any change occurs with respect to other information to be included in the Proxy Statement, which is required to be described in an amendment of, or a supplement to, the Proxy Statement, or the Company or Parent should otherwise discover any information relating to the Company or Parent (or any of their respective Affiliates, directors, officers or shareholders) that is required to be set forth in an amendment or supplement to the Proxy Statement so that it would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Company or Parent, as the case may be, shall promptly notify the other party of such event, change or discovery, and the Company shall promptly file, with Parent’s cooperation, any necessary amendment or supplement to the Proxy Statement. The Company will also advise Parent, promptly after it receives notice thereof, of any request by the SEC for amendment of the Proxy Statement.

(c) Notwithstanding the foregoing, prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any written comments of the SEC with respect thereto, the Company shall (i) provide Parent an opportunity to review and comment on such document or response, and (ii) consider in good faith all reasonable comments proposed by Parent.

(d) The Company shall, as soon as reasonably practicable following the date of SEC Clearance of the Proxy Statement, duly call, give notice of, convene and hold a meeting of the holders of Company Shares (the

“Company Stockholders Meeting”) for the purpose of seeking the Company Stockholder Approvals. The notice of such Company Stockholders Meeting shall state that a resolution to adopt this Agreement will be considered at the Company Stockholders Meeting. Unless the Company Board has effected an Adverse Recommendation Change in accordance with Section 5.3(e), (x) the Company Board shall include the Company Determination and the Company Recommendation in the Proxy Statement and (y) the Company shall use its reasonable best efforts to solicit the Company Stockholder Approvals. The Company shall not include in the Proxy Statement any proposal to vote upon or consider any Acquisition Proposal (other than this Agreement and the Merger and the Charter Amendment). Unless the Company Board has effected an Adverse Recommendation Change in accordance with Section 5.3(e), the Company shall convene and hold the Company Stockholders Meeting within twenty-five (25) Business Days following SEC Clearance and shall not postpone or adjourn the Company Stockholders Meeting without the prior written consent of Parent; provided, that the Company may postpone or adjourn the meeting (i) to the extent required by the SEC or the order of a court of competent jurisdiction, (ii) to the extent otherwise required by Law or to allow reasonable additional time for any supplemental or amended disclosure if the Company Board has determined in good faith after consultation with outside counsel that the failure to take such action would be inconsistent with its fiduciary duties under applicable Law and then only for the minimum time as the Company Board has determined in good faith after consultation with outside counsel is reasonably necessary to give the stockholders of the Company the required time to evaluate any applicable information or disclosure (provided, that this section (ii) shall not be applicable to disclosure related to or arising from any of the matters set forth in section (iii)), or (iii) for not more than seven (7) days (A) in the event of the failure of a quorum to be present on the date scheduled for such meeting or (B) if the Company determines in good faith that a postponement or adjournment of the Company Stockholders Meeting is necessary or appropriate in order to obtain sufficient votes to obtain the Company Stockholder Approvals.

Section 5.5 Access to Information; Confidentiality.

(a) From the date hereof to the Effective Time or the earlier termination of this Agreement, subject to applicable Law and upon reasonable prior notice (and solely to the extent not unreasonably disruptive to the business, employees or management of any Acquired Company), the Company shall, and shall cause each of its Subsidiaries to, and use its reasonable best efforts to cause its Representatives to, afford to Parent, Merger Sub and their respective Representatives reasonable access during normal business hours to the Company’s and its Subsidiaries’ officers, employees, properties, offices, other facilities and books and records, and shall make available to Parent, Merger Sub and their respective Representatives all financial, operating and other data and information as Parent, Merger Sub and their respective Representatives shall reasonably request, provided that the foregoing shall not require the Company or its Subsidiaries (i) to permit any access or inspection, or to disclose any information, that in the reasonable judgment of the Company would result in the disclosure of any trade secrets of third parties or (provided that the Company has used commercially reasonable efforts to obtain the consent of such third party) violate any of its obligations with respect to confidentiality owed to third parties, (ii) to disclose any privileged information of it or any of its Subsidiaries, or (iii) allow any environmental testing or sampling. All requests for access or information made pursuant to this Section 5.5 shall be directed to the executive officer or other Person designated by the Company. All such information shall be governed by the terms of the Confidentiality Agreement.

(b) Each of Parent and Merger Sub will hold and treat and will cause its Representatives to hold and treat in confidence all documents and information concerning the Company and its Subsidiaries made available to Parent or Merger Sub in connection with the transactions contemplated by this Agreement in accordance with the Non Disclosure Agreement between the Company and Parent dated December 2, 2016 (the “Confidentiality Agreement”) which Confidentiality Agreement shall, subject to Section 8.5, remain in full force and effect in accordance with its terms.

Section 5.6 Further Action; Efforts.

(a) Subject to the terms and conditions of this Agreement, each Party will cooperate with each other Party and use (and cause their respective Subsidiaries to use) their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate the Merger, the Charter Amendment and the transactions contemplated by this Agreement as soon as reasonably practicable. In furtherance and not in limitation of the foregoing, each Party hereto agrees (i) to make, if required, appropriate filings under any Antitrust Law as promptly as reasonably practicable, and (ii) to reasonably promptly provide to each and every federal, state, local or foreign court or Governmental Entity with jurisdiction over enforcement of any applicable Antitrust Law (“Government Antitrust Entity”) all non-privileged information and documents requested by any Government Antitrust Entity or that are necessary, proper or advisable to permit the consummation of the transactions contemplated by this Agreement.

(b) Each of Parent and Merger Sub, on the one hand, and the Company, on the other hand, shall, in connection with the efforts referenced in Section 5.6(a) to obtain all requisite approvals and authorizations for the transactions contemplated by this Agreement under any Antitrust Law, use its reasonable best efforts to (i) reasonably cooperate in all respects with each other in connection with any filing or submission to and in connection with any investigation or other inquiry by a Governmental Entity, (ii) keep the other Party reasonably informed of the status of any notice, approval, investigation or inquiry under Antitrust Law, or any other material investigation or other inquiry by a Governmental Entity, relating to the completion of the Merger or the Charter Amendment, including promptly forwarding to the other Party any notices or any other communication received by any of such Persons to it or its Subsidiary (or the Representatives of either of them) from, or given by such Party to any U.S. or foreign Governmental Entity, in each case regarding any of the transactions contemplated hereby and, (iii) permit the other Party a reasonable opportunity to review and comment on any substantive written communication to be given to a Governmental Entity in connection with the matters that are the subject of this Agreement and to have its comments considered in good faith. Neither the Company nor Parent shall permit any of its officers or any other Representatives to participate in any meeting or substantive telephone discussion with any Governmental Entity in respect of any filings, investigation or other inquiry with respect to the Merger or the Charter Amendment or transactions contemplated by this Agreement unless to the extent practicable (i) it consults with the other Party in advance and (ii) to the extent permitted by such Governmental Entity, gives the other Party the opportunity to attend and participate in such meeting or substantive telephone discussion. Notwithstanding the foregoing, the Company and Parent may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other side under this Section 5.6(b) as “Antitrust Counsel Only Material.” Such materials and the information contained therein shall be given only to the outside counsel of the recipient dealing with Antitrust Law matters, and will not be disclosed by such outside counsel to employees, officers, directors or consultants of the recipient or any of its Affiliates unless express permission is obtained in advance from the source of the materials (the Company or Parent, as the case may be) or its legal counsel. Each of the Company and Parent shall cause its respective counsel regarding Antitrust Law to comply with this Section 5.6(b). Notwithstanding anything to the contrary in this Section 5.6(b), materials provided to the other Party or its counsel may be redacted to remove references concerning the valuation of the Company and privileged communications.

(c) Subject to the terms and conditions set forth in this Agreement, without limiting the generality of the other undertakings pursuant to Section 5.6(a) and Section 5.6(b), but subject to Section 5.6(d), each of the Company (in the case of Section 5.6(c)(ii) set forth below) and Parent (in all cases set forth below) agree to take or cause to be taken the following actions:

(i) the prompt use of its reasonable best efforts to avoid the entry of any permanent, preliminary or temporary injunction or other order, decree, decision, determination or judgment under Antitrust Laws that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the transactions contemplated by this Agreement, including the defense through litigation on the merits of any claim asserted in any court, agency or other proceeding by any Person under Antitrust Laws, including any Governmental Entity, seeking to delay, restrain, prevent, enjoin or otherwise prohibit consummation of such transactions; and

(ii) the prompt use of its reasonable best efforts to take, in the event that any permanent, preliminary or temporary injunction, decision, order, judgment, determination or decree under Antitrust Laws is entered, issued or enacted, or becomes reasonably foreseeable to be entered, issued or enacted, in any proceeding, review or inquiry of any kind that would make consummation of the transactions contemplated by this Agreement in accordance with the terms of this Agreement unlawful or that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the transactions contemplated by this Agreement, any and all steps (including the appeal thereof, the posting of a bond or the taking of the steps contemplated by this clause (ii) of paragraph (c)) necessary to resist, vacate, modify, reverse, suspend, prevent, eliminate, avoid or remove such actual, anticipated or threatened injunction, decision, order, judgment, determination, decree or enactment so as to permit such consummation on a schedule as close as possible to that contemplated by this Agreement.

(d) Notwithstanding anything in this Agreement to the contrary, neither Parent nor any of its Subsidiaries shall be obligated, in connection with any Antitrust Law (including in connection with any Action arising thereunder) or by any Government Antitrust Entity, to (i) proffer to, agree to or become subject to any order, judgment or decree to, sell, license or dispose of or hold separate, before or after the Closing, any assets, businesses, product lines or interest in any assets or businesses of Parent or any of its Affiliates or the Company or any of its Subsidiaries, or to consent to any sale, license, or disposition, or agreement to sell, license or dispose, by the Company or any of its Subsidiaries, of any of their assets or businesses or product lines, (ii) proffer to, agree to, or become subject to any order, judgment or decree to make or accept, any changes, modifications, limitations or restrictions in the operations of any assets or businesses of Parent or the Company or any of their respective Subsidiaries, or (iii) proffer to or agree to any new concession, accommodation or liability; provided that, Parent shall be required to consent to the sale, license, disposition, holding separate of, or an agreement to sell, license, dispose of or hold separate, assets of the Company and the Company’s Subsidiaries or any changes, modifications, limitations or restrictions in the operations of any assets or businesses of the Company or any of the Company’s Subsidiaries or any concession, accommodation or liability, solely with respect to the assets, businesses or product lines (or interests therein), or operations, of the Company and its Subsidiaries (but not, for the avoidance of doubt, Parent or its Subsidiaries (other than the Company and its Subsidiaries)), to the extent that (A) such sale, license, disposition, holding separate, change, modification, limitation, restriction, concession, accommodation or other matter or agreement to sell, license, dispose of, hold separate, modify, limit, restrict, make a concession or accommodation or incur a liability, or other matter, is required by a Government Antitrust Entity in order to obtain any consent or approval referred to in Section 6.1(b) and (B) such sale, license, disposition, holding separate or agreement to sell, license, dispose of, hold separate, change, modification, limitation, restriction, concession, accommodation, liability or other matter (or agreement to do any of the foregoing), taken together with all other such sales, licenses, dispositions, holdings separate, changes, modifications, limitations, restrictions, concessions, accommodations, liabilities or other matters (and agreements to do any of the foregoing) Parent and its Subsidiaries have agreed or become subject to pursuant to this proviso, would not materially diminish the value of the Acquired Companies taken as a whole. Neither the Company nor any of its Subsidiaries shall proffer to, agree to or become subject to any of the items set forth in clauses (i), (ii), and (iii) of the preceding sentence without the prior written consent of Parent, and none of the Company nor any of its Subsidiaries shall be required to agree to any of the items set forth in clauses (i), (ii), and (iii) of the preceding sentence (or contemplated by the proviso thereof) that is not conditioned on the occurrence of the Effective Time.

(e) For purposes of this Agreement, “Antitrust Law” means the Sherman Act, as amended, the Clayton Act, as amended, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the Federal Trade Commission Act, as amended and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

(f) In the event that Parent notifies the Company at least ten (10) Business Days prior to the Effective Time that Parent has determined to repay, effective at or after the Effective Time, all amounts outstanding under the Credit Agreement or other outstanding indebtedness for borrowed money of any of the Acquired Companies, the Company shall, at Parent’s request, and sole cost, use commercially reasonable efforts to obtain customary payoff letters and instruments of discharge to be delivered at, and effective at, the Effective Time, providing for the payoff, discharge and termination in full of all obligations under, and the release of all Liens and pledges of collateral securing obligations made in connection with such Credit Agreement or other indebtedness for borrowed money. Notwithstanding anything to the contrary in this Section 5.6(f), neither the Company nor any of its Subsidiaries, nor any of their Representatives, (i) shall be obligated to pay, repay, prepay or otherwise retire any amounts outstanding under (or otherwise make any payment in connection with) such Credit Agreement or other indebtedness for borrowed money unless (x) the Company has received from Parent funds to pay in full the payoff amount for such Credit Agreement or other indebtedness for borrowed money and any fees or other amounts payable to the lenders or their agents thereunder in connection with the matters contemplated by this Section 5.6(f) and (y) to the extent required by the lenders or their agents under the such Credit Agreement or other indebtedness for borrowed money pursuant to the terms thereof, Parent has agreed to and has provided backstop letters of credit or cash collateralized any existing letters of credit and guarantees and hedging arrangements and other bank products thereunder in a manner satisfactory to the lenders under the Credit Agreement or such other indebtedness for borrowed money, to the extent applicable, or (ii) (without limiting clause (i)) shall be required to enter into any definitive agreement or have any liability or obligation under any certificate, document, instrument, credit agreement or any related document or any other agreement or document related to the retirement, payment, repayment or prepayment of amounts outstanding under the such Credit Agreement or other indebtedness for borrowed money, in each case that is not contingent upon the Effective Time having occurred. Parent shall indemnify and hold harmless the Company, its Subsidiaries and their respective Representatives from and against any damages, losses, costs, or expenses (including attorney’s fees) incurred by any of them as a result of or in connection with their performance under this Section 5.6(f).

(g) Subject to the terms and conditions of this Agreement, the Company will use its (and cause its Subsidiaries to use their) reasonable best efforts to obtain all necessary consents, approvals or waivers in connection with the Merger, the Charter Amendment and the transactions contemplated hereby from third parties in connection with any Contracts to which any Acquired Company is party or bound or any Permits necessary for it to own, lease, operate or use its properties and to carry on its businesses as now conducted. Notwithstanding the foregoing, nothing in this Agreement shall require Parent, any Acquired Company or Merger Sub to, and no Acquired Company shall without the prior written consent of Parent, proffer or agree to any concession or additional liability with any Contract counterparty or any of its Affiliates in order to obtain any consent sought under any Contract.

Section 5.7 Employee Benefits Matters.

(a) During the period commencing as the Effective Time and ending on the earlier of the first anniversary of the Closing Date or December 31, 2018 (the “Continuation Period”), Parent shall, and shall cause the Surviving Corporation to, provide each individual who is employed by the Company or any of its Subsidiaries immediately prior to the Effective Time and who remains employed thereafter by the Surviving Corporation, Parent or any of their Subsidiaries (each, a “Continuing Employee”) with (i) at least the same base salary, wage rate and cash incentive compensation opportunity as the base salary, wage rate and cash incentive compensation opportunity provided to each such Continuing Employee immediately prior to the Effective Time, (ii) employee benefits which are no less favorable in the aggregate (including with respect to the proportion of employee cost) than the employee benefits (excluding long term equity incentive opportunities and any defined benefit pension plan) provided to such Continuing Employee immediately prior to the Effective Time, and (iii) long-term equity incentive opportunities that are no less favorable than those provided to similarly situated employees of Parent or its Subsidiaries. Without limiting the generality of the foregoing, during the Continuation Period, Parent shall provide, or shall cause the Surviving Corporation or any of their respective Subsidiaries to provide, severance payments and benefits to each Continuing Employee whose employment is terminated during such period that are no less favorable than the severance payments and benefits that such Continuing Employee is eligible to receive under any applicable severance plan, policy, practice or arrangement sponsored or maintained by the Company or any of its Subsidiaries in accordance with the terms of such arrangement as in effect immediately prior to the date of this Agreement or, if greater, the severance payments and benefits that are provided to similarly situated employees of Parent and its Subsidiaries at the time of such termination.

(b) Following the Effective Time, Parent shall give each Continuing Employee full credit for prior service with the Company or its Subsidiaries to the extent such service would be recognized if it had been performed as an employee of Parent for all purposes (including purposes of vesting, eligibility to participate and level of benefits but not for any purpose with respect to defined benefit pension plan or other plan providing for post-employment benefits) under any Parent Employee Plan providing benefits to any Continuing Employee after the Closing Date except where such credit would result in a duplication of benefits. For the avoidance of doubt, no Continuing Employee shall be retroactively eligible for any Parent Employee Plan, including any such Parent Employee Plan that was frozen prior to the Effective Time. In addition, and without limiting the generality of the foregoing, (i) each Continuing Employee shall be immediately eligible to participate, without any waiting time, in any and all Parent Employee Plans (other than any defined benefit pension plan) to the extent coverage under such plans is replacing comparable coverage under a Company Plan in which such Continuing Employee participated immediately before the Closing Date (such plans, collectively, the “Old Plans”) and (ii) for purposes of each Parent Employee Plan providing medical, dental, pharmaceutical and/or vision benefits to any Continuing Employee, Parent shall, or shall cause its Subsidiaries to, use commercially reasonable efforts to cause (x) all pre-existing condition exclusions and actively-at-work requirements of such Parent Employee Plan to be waived for such Continuing Employee and his or her covered dependents, to the extent such conditions were inapplicable or waived under the comparable Old Plans of the Company or any of its Subsidiaries in which such Continuing Employee participated immediately prior to the Closing Date and (y) eligible expenses incurred by any Continuing Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such Continuing Employee’s participation in the corresponding Parent Employee Plan begins to be taken into account under such Parent Employee Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such Parent Employee Plan. For purposes of this Agreement, the term “Parent Employee Plan” means any “employee pension benefit plan” (as defined in Section 3(2) of ERISA), “employee welfare benefit plan” (as defined in Section 3(1) of ERISA), and any other formal written plan or policy under which service with Parent is relevant to eligibility, vesting and/or level of benefits, for the benefit of, or relating to, the current employees of Parent or its Subsidiaries and with respect to which eligibility has not been frozen.

(c) The Company shall take (or cause to be taken) all actions necessary or appropriate to terminate, effective no later than the day immediately preceding the Closing Date : (a) any Company Plan that contains a cash or deferred arrangement intended to qualify under Section 401(a) of the Code (each, a “Company Qualified Plan”); and (b) any Company Plan set forth on Section 5.7(c) of the Company Disclosure Letter, unless Parent, in its sole and absolute discretion, agrees to sponsor and maintain any such Company Plans by providing the Company with written notice of such election at least five (5) days before the Effective Time. Unless Parent so provides notice to the Company, the Company shall deliver to Parent, prior to the Closing Date, evidence that the Company Board has validly adopted resolutions to terminate such Company Plans (the form and substance of which resolutions shall be subject to review and approval of Parent, which approval shall not be unreasonably withheld or delayed), effective no later than the date immediately preceding the Closing Date. Prior to the Closing Date and thereafter (as applicable), the Company and Parent shall take any and all actions as may be required, including amendments to the Parent 401(k) Plan (the “Parent Qualified Plan”), to permit each Continuing Employee to make rollover contributions of “eligible rollover distributions” (within the meaning of Section 401(a)(31) of the Code, but excluding any plan loans) in an amount equal to the eligible rollover distribution portion of the account balance distributable to such Continuing Employee from such Company Qualified Plan to the corresponding Parent Qualified Plan; provided, however that the Parent Qualified Plan will not be required to accept rollovers of Roth contributions that were made to a Company Qualified Plan pursuant to Section 402A of the Code. If the Company Qualified Plan is terminated as described herein, the Continuing Employee shall be eligible immediately upon the Closing Date to commence participation in a Parent Qualified Plan.

(d) Without limiting the generality of Section 5.7(a) or the actions contemplated in Section 5.7(c), from and after the Effective Time, Parent shall cause the Surviving Corporation and its Subsidiaries to honor, in accordance with their terms, all Company Plans set forth in Section 3.11(a) of the Company Disclosure Letter; provided, that nothing herein shall prevent the Surviving Corporation from amending or terminating any such Company Plan in accordance with its terms. Parent and the Company hereby agree that the occurrence of the Closing shall constitute a “change in control” or “change of control” (or similar term) of the Company under the terms of the Company Plans, as applicable.

(e) Nothing contained herein shall be construed as requiring, and the Company shall take no action that would have the effect of requiring, Parent or the Surviving Corporation to continue any specific employee benefit plans or to continue the employment of any specific person. The provisions of this Section 5.7 are for the sole benefit of the parties to this Agreement and nothing herein, expressed or implied, is intended or shall be construed to (i) constitute an amendment to any of the compensation and benefits plans maintained for or provided to Continuing Employees prior to or following the Effective Time, (ii) impede or limit Parent, the Company, the Surviving Corporation or any of their Affiliates from amending or terminating any Company Plan following the Effective Time, or (iii) confer upon or give to any Person (including for the avoidance of doubt any current or former employees, directors, or independent contractors of the Company or any of its Subsidiaries, or on or after the Effective Time, the Surviving Corporation or any of its Subsidiaries), other than the parties hereto and their respective permitted successors and assigns, any legal or equitable or other rights or remedies (with respect to the matters provided for in this Section 5.7) under or by reason of any provision of this Agreement.

Section 5.8 Company Equity Awards. The Company shall, after consultation with Parent, deliver to the holders of Company Stock Options and Restricted Shares, appropriate notices setting forth such holders’ rights pursuant to the Company Equity Plans and this Agreement. Parent, Merger Sub and their counsel shall be given a reasonable opportunity to review and comment on any such notices prior to the mailing or delivery thereof to the holders of Company Stock Options and Restricted Shares, and the Company shall give reasonable and good faith consideration to all additions, deletions, changes or other comments suggested by Parent, Merger Sub and their counsel. The Company shall also take the actions set forth on Section 5.8 of the Company Disclosure Letter.

Section 5.9 Notification of Certain Matters. The Company and Parent shall promptly notify each other of (a) the discovery of any fact or circumstance that, or the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would cause or is reasonably likely to result in any of the conditions to the Merger or Charter Amendment set forth in Article VI not being satisfied or satisfaction of those conditions being materially delayed; provided, however, that the delivery of any notice pursuant to this Section 5.9 shall not (i) cure any breach of, or non-compliance with, any other provision of this Agreement or (ii) limit the remedies available to the party sending or receiving such notice; and (b) the receipt of any written communication received from any Person alleging that a material consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or from any Governmental Entity in connection with the transactions contemplated by this Agreement. The Company shall promptly notify Parent if it receives written or material oral notice of any material action, suit, proceeding or investigation brought against it or any of its Subsidiaries. The Company shall also promptly notify Parent if it receives comments from the SEC on any of its filings under the Securities Act or the Exchange Act or if it or any of its Subsidiaries receive any inquiry or communication from the SEC or any other Governmental Entity regarding its compliance with the Exchange Act, Securities Act or other securities laws. The Company will also keep Parent reasonably apprised of communications it receives from or discussions it has with any stockholder that (together with such stockholder’s Affiliates) beneficially owns 5% or more of the Common Shares or the Preferred Shares, which discussions are reasonably expected to be material to obtaining the Company Stockholder Approval.

Section 5.10 Indemnification, Exculpation and Insurance.

(a) Without limiting any additional rights that any director or employee may have under the Company Constituent Documents, any agreement or Company Plan, from and after the Effective Time through the sixth (6th) anniversary of the date on which the Effective Time occurs, Parent shall, and shall cause the Surviving Corporation to, indemnify and hold harmless, to the fullest extent permitted under applicable Law (and Parent shall also advance expenses as incurred to the fullest extent permitted under applicable Law, subject to the immediately following sentence), each present and each former officer or director of the Company or any of its Subsidiaries (and each Person who may become an officer or director of the Company or a Company Subsidiary between the date of this Agreement and the Effective Time) (collectively, the “Indemnified Parties”), against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any Action, whether civil, criminal, administrative or investigative, arising out of or related to such Indemnified Party’s service as a director, officer or employee of the Company or its Subsidiaries or services performed by such persons at the request of the Company or its Subsidiaries at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including (i) the Merger and the Charter Amendment and the transactions contemplated by this Agreement and (ii) actions to enforce this Section 5.10 or any other indemnification or advancement right of any Indemnified Party. Notwithstanding anything to the contrary herein (but subject to any superior rights contained in the Company Constituent Documents (or, as relevant, those of the applicable Subsidiary of the Company) or applicable indemnification agreements to which any Acquired Company is a party), prior to making any advance in respect of the indemnification obligations set forth in this Section 5.10, the Person who is requesting such advance shall agree to repay such advances if it is ultimately determined that such Person is not entitled to indemnification in respect of the matter for which such advance was made.

(b) Except as may be required by applicable Law, Parent and the Company agree that for a period of six (6) years from the Effective Time, all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time and rights to advancement of expenses relating thereto now existing in favor of any Indemnified Party as provided in the Company Constituent Documents (or, as relevant, the organizational documents of any Company Subsidiary) or in any indemnification agreement between such Indemnified Party and the Company or any of its Subsidiaries shall survive the Merger and continue in full force and effect, and for a period of six (6) years from the Effective Time shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Party.

(c) Prior to the Effective Time, the Company shall and, if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the extension of (i) the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies, and (ii) the Company’s existing fiduciary liability insurance policies, in each case for a claims reporting or discovery period of at least six (6) years from and after the Effective Time from one or more insurance carriers with the same or better credit rating as the Company’s insurance carrier as of the date hereof with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company or any of its Subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby); provided, however, that in no event shall the Company expend, nor shall Parent or the Surviving Corporation be required to expend, for such policies pursuant to this sentence an amount in excess of 200% of the annual premiums currently paid by the Company as of the date hereof for such insurance as set forth on Section 5.10(c) of the Company Disclosure Letter. If the Company and the Surviving Corporation for any reason fail to obtain such “tail” insurance policy as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for a period of at least six (6) years from and after the Effective Time the D&O Insurance in place as of the date hereof with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company’s existing policies as of the date hereof, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, use reasonable best efforts to purchase comparable D&O Insurance for such six (6)-year period with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company’s existing policies as of the date hereof; provided, however, that in no event shall Parent or the Surviving Corporation be required to expend for such policies pursuant to this sentence an annual premium amount in excess of 200% of the annual premiums currently paid by the Company as of the date hereof for such insurance as set forth on Section 5.10(c) of the Company Disclosure Letter; and provided, further, that if the annual premiums of such insurance coverage exceed such amount, the Surviving Corporation shall obtain a policy with the greatest coverage reasonably available for a cost not exceeding such amount.

(d) Notwithstanding anything herein to the contrary, if any Action (whether arising before, at or after the Effective Time) with respect to which an Indemnified Party is entitled to indemnification is instituted against any Indemnified Party on or prior to the sixth (6th) anniversary of the Effective Time, then the provisions of this Section 5.10 shall continue in effect until the final disposition of such Action.

(e) The indemnification provided for herein shall not be deemed exclusive of, and shall be in addition to, any other rights to which an Indemnified Party is entitled, whether under the organizational documents of any Acquired Company or pursuant to Law, Contract or otherwise. The provisions of this Section 5.10 shall survive the consummation of the Merger and, notwithstanding any other provision of this Agreement that may be to the contrary, expressly are from and after the Effective Time intended to benefit, and shall be enforceable by, each of the Indemnified Parties and their respective heirs and legal representatives.

(f) In the event that the Surviving Corporation or Parent or any of their respective successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or a majority of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation or Parent, as the case may be, shall succeed to the obligations set forth in this Section 5.10.

Section 5.11 Rule 16b-3. Prior to the Effective Time, the Company shall take such steps as may be reasonably necessary or advisable hereto to cause dispositions of Company Shares, Company Equity Awards, and any other equity securities (including derivative securities) pursuant to the transactions contemplated by this Agreement by each individual who is a director or officer of the Company, subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 5.12 Anti-Takeover Statutes. If any Takeover Law is or may become applicable to the Merger or the Charter Amendment or any of the transactions contemplated by this Agreement, each of the Company, Parent and Merger Sub and their respective boards of directors shall grant all such approvals and take all such actions as are reasonably necessary or appropriate so that such transactions may be consummated as promptly as practicable hereafter on the terms contemplated hereby, and otherwise act reasonably to eliminate or minimize the effects of such Law on such transactions.

Section 5.13 Transaction Litigation. The Company shall provide Parent with prompt notice of and copies of all proceedings and correspondence relating to any Action against the Company, any of its Subsidiaries or any of their respective directors or officers by any stockholder, or other securityholder of the Company arising out of or relating to this Agreement or the transactions contemplated by this Agreement. The Company shall give Parent the opportunity to participate in the defense or settlement of any such Action, shall give due consideration to Parent’s advice with respect to such Action and shall not settle or offer to settle any such Action without the prior written consent of Parent (which consent shall be subject to Parent’s sole discretion); provided, that the Acquired Companies may at any time, without Parent’s consent, settle such Actions pursuant to settlements providing solely for (i) money damages and the payment of attorney’s fees in an aggregate amount (together with all other settlements entered pursuant to this Section 5.13) not in excess of amounts equal to the dollar amount of the limits of the D&O Insurance and/or (ii) providing additional disclosure in the Proxy Statement that does not disparage Parent, Merger Sub, the Company, the Surviving Corporation, any of their respective Affiliates or any of their respective businesses.

Section 5.14 Public Announcements; Other Statements. Unless an Adverse Recommendation Change has occurred, each of Parent and Merger Sub, on the one hand, and the Company, on the other hand, shall consult with each other before issuing, and give each other a reasonable opportunity to review and comment upon, and the Company shall not issue without the consent of Parent, any press release or other public statements with respect to this Agreement, the Merger, the Charter Amendment and the transactions contemplated hereby and prior to making any filings with any third party and/or any Governmental Entity (including any national securities exchange or interdealer quotation service) with respect thereto, except (i) solely to the extent required by applicable Law, court process or by obligations pursuant to any listing agreement with or rules of any national securities exchange or securities quotation system, or (ii) with respect to any statements made in any filings made to any court or, to the extent the Company Board determines in good faith (after consultation with outside counsel) that failure to make such communications would be inconsistent with the Company Board’s fiduciary duties under applicable Law, with respect to communications to holders of Company Shares, in in each case in connection with any dispute between or among the Parties regarding this Agreement or the transactions contemplated by this Agreement. The Company and its Subsidiaries shall not make any announcement or other statement to their employees regarding the terms of post-closing employment, compensation or benefits without the prior written consent of Parent (except for any such statement regarding the covenants contained in this Agreement or to state that such matters will be determined by Parent and its Subsidiaries).

Section 5.15 Transfer Taxes. Except as provided for in Section 2.2(c), all stock transfer, real estate transfer, documentary, stamp, recording and other similar Taxes (including interest, penalties and additions to any such Taxes) imposed on the Company or the Surviving Corporation in connection with this Agreement and the transactions contemplated hereby shall be paid after the Closing by either the Company or the Surviving Corporation. After the Closing, the Company and Parent shall cooperate in the preparation, execution, and filing of all Tax Returns, questionnaires or other documents with respect to such Taxes.

Section 5.16 Stock Exchange Delisting. Prior to the Closing Date, the Company shall reasonably cooperate with Parent and use reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of the NASDAQ Capital Market to enable the delisting by the Surviving Corporation of the Common Shares from the NASDAQ Capital Market and the deregistration of the Common Shares under the Exchange Act as promptly as practicable after the Effective Time. Prior to the Closing, the Company shall in the ordinary course of business consistent with past practice prepare quarterly and annual reports pursuant to the Exchange Act such that if any such reports are required to be filed after the Closing and prior to the deregistration of the Company’s securities under the Exchange Act, the Company will be reasonably capable of timely filing such reports.

Section 5.17 Warrant Acknowledgement Agreements. Prior to the Closing Date, the Company shall use reasonable best efforts to enter into a Warrant Acknowledgement Agreement with the holder of each outstanding Warrant that has not delivered a Warrant Acknowledgement Agreement on or prior to the date hereof and, to the extent necessary or reasonably requested by Parent, to enforce its rights under each Warrant Acknowledgement Agreement. The Company shall not, without the prior written consent of Parent, terminate, amend or modify any Warrant Acknowledgment Agreement entered into with a holder of Warrants and shall not waive any of its rights thereunder. Parent shall have the right to participate in all negotiations with respect to the obtaining of Warrant Acknowledgement Agreements. The Company shall keep Parent reasonably informed of the status of obtaining all Warrant Acknowledgement Agreements, including promptly (and in any event within twenty-four (24) hours) forwarding to the Company (or providing a summary if received orally) any notices or any other communication received by the Company or its Subsidiaries or their respect Representatives from, or given by such Party to any Warrantholder, in each case regarding any of the transactions contemplated this Section 5.17.

ARTICLE VI

CONDITIONS PRECEDENT

Section 6.1 Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of each Party to effect the Merger are subject to the satisfaction at or prior to the Closing of each of the following conditions, any and all of which may be waived, in whole or in part, by Parent, Merger Sub or the Company, as the case may be, to the extent permitted by applicable Law:

(a) Stockholder Approval. The Company shall have obtained the Company Merger Approval.

(b) Regulatory Approvals. All approvals, authorizations and consents set forth on Section 6.1(b) of the Company Disclosure Letter shall have been obtained and remain in full force and effect.

(c) No Injunctions, Orders or Restraints; Illegality. No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) that is in effect that restrains or enjoins, or otherwise prohibits or makes illegal, the consummation of the Merger.

Section 6.2 Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are further subject to the satisfaction of the following conditions, any one or more of which may be waived by Parent (which waiver shall be effective both as to itself and as to Merger Sub) at or prior to the Closing:

(a) Representations and Warranties. (i) The representations and warranties of the Company set forth in Section 3.2(a), Section 3.2(b) Section 3.2(d), and Section 3.2(f) shall be true and correct both when made and at and as of the Closing Date, as if made at and as of such date (except to the extent expressly made as of an earlier date, in which case such representation or warranty shall only be required to be true and correct as of such earlier date), except for de minimis inaccuracies, (ii) the representation and warranty set forth in Section 3.8(b) (Absence of Certain Changes or Events) shall be true and correct in all respects both when made and at and as of the Closing Date as if made at and as of such date, (iii) the representations and warranties of the Company set forth in Section 3.1(a) and clauses (i), (ii) and (iii) of Section 3.1(c) (Organization, Standing and Power), Section 3.3 (Authority), Section 3.4(a)(i) (No Conflict with Company Constituent Documents or the Subsidiary Organizational Documents), Section 3.23 (Brokers), Section 3.24 (Takeover Statutes) and Section 3.25 (Fairness Opinion) shall be true and correct in all material respects when made and at and as of the Closing Date, as if made at and as of such date (except to the extent expressly made as of an earlier date, in which case such representation or warranty shall only be required to be true and correct as of such earlier date), (iv) the other representations and warranties of the Company set forth in Article III shall be true and correct both when made and at and as of the Closing Date, as if made at and as of such date (except to the extent expressly made as of an earlier date, in which case such representation or warranty shall only be required to be true and correct as of such earlier date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any qualification as to materiality, Material Adverse Effect or similar qualification set forth therein), individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, and (v) Parent shall have received a certificate signed on behalf of the Company by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect.

(b) Performance and Obligations of the Company. The Company shall have performed or complied in all material respects with all of its agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Effective Time, and Parent shall have received a certificate signed on behalf of the Company by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect.

(c) Company Material Adverse Effect. Since the date of this Agreement, there shall not have been a Material Adverse Effect and there shall not have been and be continuing any condition, event, change, circumstance, effect, state of facts or development that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, and Parent shall have received a certificate signed on behalf of the Company by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect.

(d) Appraisal Rights. No more than 10% of the outstanding Applicable Company Shares (on an as if converted to Common Stock basis) as of immediately prior to the Closing shall be Dissenting Shares.

(e) Charter Amendment. The Company shall have obtained the Charter Amendment Approval and the Charter Amendment shall have become effective in accordance with Section 2.3.

(f) No Injunctions, Orders or Restraints; Illegality. No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) that is in effect that restrains or enjoins, or otherwise prohibits or makes illegal, the consummation of the Charter Amendment.

(g) Warrant Acknowledgement Agreements. The Company and each holder of any Warrants outstanding as of the Closing shall have entered into a Warrant Acknowledgement Agreement and each such Warrant Acknowledgement Agreement shall be in full force and effect and shall not have been amended, modified or waived in whole or in part without the prior written consent of Parent.

Section 6.3 Conditions to Obligations of the Company. The obligation of the Company to effect the Merger and the Charter Amendment is further subject to the satisfaction of the following conditions, any one or more of which may be waived by the Company at or prior to the Closing:

(a) Representations and Warranties. (i) The representations and warranties of Parent and Merger Sub set forth herein shall be true and correct in all respects both when made and at and as of the Closing Date, as if made at and as of such date (except to the extent expressly made as of an earlier date, in which case such representation or warranty shall only be required to be true and correct as of such earlier date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any qualification as to materiality or similar qualification set forth therein), individually or in the aggregate, would not reasonably be expected to prevent, materially delay or impair the consummation by Parent and Merger Sub of the Merger in the manner contemplated by this Agreement and (ii) the Company shall have received a certificate signed on behalf of Parent and Merger Sub by an authorized officer of each, dated as of the Closing Date, to the foregoing effect.

(b) Performance of Obligations of Parent and Merger Sub. Each of Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Effective Time, and the Company shall have received a certificate signed on behalf of Parent and Merger Sub by an authorized officer of Parent and Merger Sub, dated as of the Closing Date, to the foregoing effect.

ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

Section 7.1 Termination. This Agreement may be terminated and the Merger and Charter Amendment may be abandoned at any time prior to the Effective Time, notwithstanding any approval thereof by the stockholders of the Company (with any termination by Parent also being an effective termination by Merger Sub) only as follows:

(a) by mutual written consent of Parent and the Company;

(b) by either Parent or the Company:

(i) if any Governmental Entity of competent jurisdiction shall have issued a judgment, order, injunction, rule or decree that permanently restrains or enjoins, or otherwise permanently prohibits or makes illegal, the consummation of the Merger, and such judgment, order, injunction, rule or decree shall have become final and nonappealable; provided that the right to terminate this Agreement pursuant to this Section 7.1(b)(i) shall not be available to a Party if the breach by such Party of any covenant or agreement set forth in this Agreement (it being understood and agreed that the Parent and Merger Sub shall be deemed to be a single Party for purposes of the foregoing proviso) shall have materially contributed to the issuance of such judgment, order, injunction, rule or decree (or to such judgment, order, injunction, rule or decree becoming final and nonappealable);

(ii) if upon a vote taken at any duly held Company Stockholders Meeting (or at any adjournment or postponement thereof) held to obtain the Company Stockholder Approvals, the Company Merger Approval is not obtained,; or

(iii) if the Effective Time shall not have occurred on or before January 14, 2018 (the “Outside Date”); provided that no Party whose breach of this Agreement materially contributed to the failure of the Effective Time to occur prior to the Outside Date shall be entitled to terminate this Agreement pursuant to this Section 7.1(b)(iii) (it being understood and agreed that the Parent and Merger Sub shall be deemed to be a single Party for purposes of the foregoing proviso).

(c) by Parent, at any time prior to the Effective Time:

(i) if (A) (x) any of the representations or warranties of the Company set forth in Article III shall be untrue or inaccurate on the date of this Agreement or shall become untrue or inaccurate, or (y) the Company shall have breached or failed to perform when required any of its covenants or agreements set forth in this Agreement, in the case of each of clause (x) and clause (y), such that any condition set forth in Section 6.2(a) or Section 6.2(b) would not be satisfied if it were to be measured as of the time of such breach or failure, and such breach, untruth or inaccuracy either is not curable or, if curable, is not cured prior to the earlier of (i) thirty (30) days after written notice thereof is given by Parent to the Company or (ii) two (2) Business Days prior to the Outside Date; provided, that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.1(c)(i) if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement such that any condition set forth in Section 6.3(a) or Section 6.3(b) would not be satisfied if it were to be measured as of the time of such breach;

(ii) if, after the date hereof, the Company Board or any committee thereof shall have effected an Adverse Recommendation Change (whether or not permitted to do so under the terms of this Agreement);

(iii) if any Governmental Entity of competent jurisdiction shall have issued a judgment, order, injunction, rule or decree that permanently restrains or enjoins, or otherwise permanently prohibits or makes illegal, the consummation of the Charter Amendment, and such judgment, order, injunction, rule or decree shall have become final and nonappealable;

(iv) (A) if, upon a vote taken at any duly held Company Stockholders Meeting (or at any adjournment or postponement thereof) held to obtain the Charter Amendment Approval, the Charter Amendment Approval is not obtained or (B) a vote on the Company Merger Approval and Charter Amendment Approval is not taken at the Company Stockholders Meeting on or before the date that is seven (7) days after the later of (x) the date for the Company Stockholders Meeting that is set forth in the definitive Proxy Statement initially distributed to the Company’s stockholders and (y) such date to which the Company Stockholders Meeting is postponed or adjourned in compliance with Section 5.4;

(v) if at any time on or after the earlier of (A) the date of the Company Stockholders Meeting (subject to any adjournment or postponement thereof), and (B) the date that is two (2) Business Days prior to the Outside Date, the condition set forth in Section 6.2(g) would not be satisfied if the Closing were to occur at such time, provided that such right to termination shall expire ten (10) Business Days after the date on which such right first became available to be exercised; or

(vi) if at any time on or after the earlier of (x) the fourteenth (14th) day following any duly held Company Stockholders Meeting held to obtain the Company Stockholder Approvals and (y) the date that is two (2) Business Days prior to the Outside Date, the condition set forth in Section 6.2(d) would not be satisfied if the Closing were to occur at such time.

(d) by the Company:

(i) if (A) (x) any of the representations or warranties of Parent or Merger Sub set forth in Article IV shall be untrue or inaccurate on the date of this Agreement or shall become untrue or inaccurate, or (y) Parent or Merger Sub shall have breached or failed to perform when required any of their respective covenants or agreements set forth in this Agreement, in the case of each of clause (x) and clause (y), such that any condition set forth in Section 6.3 would not be satisfied if it were to be measured as of the time of such breach or failure, and such breach, untruth or inaccuracy either is not curable or, if curable, is not cured prior to the earlier of (i) thirty (30) days after written notice thereof is given by the Company to Parent or (ii) two (2) Business Days prior to the Outside Date; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.1(d)(i) if it is then in material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement such that any condition set forth in Section 6.2(a) or Section 6.2(b) would not be satisfied if it were to be measured as of the time of such breach; or

(ii) prior to obtaining the Company Merger Approval, in order to enter into an Alternative Acquisition Agreement with respect to an Acquisition Proposal in compliance with Section 5.3(e)(1) (after having complied with Section 5.3 in respect of such Acquisition Proposal, including Section 5.3(f)); provided that the Company enters such Alternative Acquisition Agreement substantially concurrently with the termination of this Agreement and pays the Termination Fee in accordance with Section 7.3(b).

The Party desiring to terminate this Agreement pursuant to this Section 7.1 shall give notice of such termination and the provisions of this Section 7.1 being relied on to terminate this Agreement to the other Parties.

Section 7.2 Effect of Termination. In the event of termination of this Agreement, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent, Merger Sub or the Company, except that the Confidentiality Agreement and the provisions of this Section 7.2, Section 7.3 (Fees and Expenses), and Article VIII (General Provisions) of this Agreement shall survive the termination hereof. Notwithstanding the foregoing, nothing contained herein shall relieve any Person of liability for a willful or intentional breach of its covenants or agreements set forth in this Agreement prior to such termination or for fraud.

Section 7.3 Fees and Expenses.

(a) All fees and expenses incurred in connection with this Agreement, the Merger and the transactions contemplated hereby shall be borne and timely paid by the Party incurring such fees or expenses, whether or not the Merger is consummated, except as expressly provided below.

(b) In the event that:

(i) (A) an Acquisition Proposal is made directly to the Company’s stockholders or is otherwise publicly disclosed or is made directly to or otherwise communicated to any Significant Stockholder or its respective Affiliates (and shall not have been withdrawn at least two (2) Business Days prior to the Company Stockholders Meeting), (B) this Agreement is thereafter terminated by the Company or Parent pursuant to Section 7.1(b)(ii) or by Parent pursuant to Section 7.1(c)(iv) or Section 7.1(c)(vi) and, in the case of Section 7.1(c)(vi), at the time of such termination, more than 20% of the outstanding Applicable Company

Shares (on an as if converted to Common Stock basis) are Dissenting Shares, and (C) concurrently with or within twelve (12) months after the date of any such termination of this Agreement referred to in clause (B), (x) the Company or any of its Subsidiaries enters into a definitive agreement providing for the consummation of an Acquisition Proposal, (y) the Company Board or any committee thereof recommends that Company stockholders vote in favor of or tender into an Acquisition Proposal that (either within twelve (12) months after the termination of this Agreement or afterwards) is subsequently consummated, or (z) any Acquisition Proposal is consummated, the Company shall pay to Parent or its designee by wire transfer of same day funds to the account or accounts designated by Parent or such designee the Termination Fee concurrently with the earlier of the entry into such definitive agreement with respect to, or consummation of, such Acquisition Proposal;

(ii) (A) this Agreement is terminated by Parent pursuant to Section 7.1(c)(v), (B) prior to such termination, an Acquisition Proposal is made directly to the Company’s stockholders or is otherwise publicly disclosed (and shall not have been withdrawn at least two (2) Business Days prior to such termination) or is made directly to or otherwise communicated to any holder of Warrants for which the condition referred to in Section 7.1(c)(v) has not been satisfied at the time of such termination, and (C) concurrently with or within twelve (12) months after the date of any such termination of this Agreement referred to in clause (B), (x) the Company or any of its Subsidiaries enters into a definitive agreement providing for the consummation of an Acquisition Proposal, (y) the Company Board or any committee thereof recommends that Company stockholders vote in favor of or tender into an Acquisition Proposal that (either within twelve (12) months after the termination of this Agreement or afterwards) is subsequently consummated or (z) any Acquisition Proposal is consummated, the Company shall pay to Parent or its designee by wire transfer of same day funds to the account or accounts designated by Parent or such designee the Termination Fee concurrently with the earlier of the entry into such definitive agreement with respect to, or consummation of, such Acquisition Proposal;

(iii) (A) an Acquisition Proposal is made directly to the Company’s stockholders or otherwise publicly disclosed or otherwise communicated to the Company, the Company Board or any committee thereof (and shall not have been withdrawn prior to the termination of this Agreement), and (B) this Agreement is thereafter terminated by the Company or Parent pursuant to Section 7.1(b)(iii) and at the time of such termination any of the conditions set forth in Section 6.1(a), Section 6.2(e) or Section 6.2(g) have not been satisfied or waived, and (C) concurrently with or within twelve (12) months after the date of any such termination of this Agreement referred to in clause (B), (x) the Company or any of its Subsidiaries enters into a definitive agreement providing for the consummation of an Acquisition Proposal, (y) the Company Board recommends that Company stockholders vote in favor of or tender into an Acquisition Proposal that (either within twelve (12) months after the termination of this Agreement or afterwards) is subsequently consummated, or (z) any Acquisition Proposal is consummated, the Company shall pay to Parent or its designee by wire transfer of same day funds to the account or accounts designated by Parent or such designee the Termination Fee concurrently with the earlier of the entry into such definitive agreement with respect to, or consummation of, such Acquisition Proposal;

(iv) this Agreement is terminated by Parent pursuant to Section 7.1(c)(ii), the Company shall pay to Parent or its designee by wire transfer of same day funds to the account or accounts designated by Parent or such designee the Termination Fee within two (2) Business Days after such termination;

(v) this Agreement is terminated by the Company pursuant to Section 7.1(d)(ii), the Company shall pay to Parent or its designee by wire transfer of same day funds to the account or accounts designated by Parent or such designee the Termination Fee prior to or concurrently with, and as a condition to, such termination; and

(vi) this Agreement is terminated by the Company or Parent pursuant to Section 7.1(b)(ii) or by Parent pursuant to Section 7.1(c)(iv), Section 7.1(c)(v), or Section 7.1(c)(vi), the Company shall pay to Parent or its designee by wire transfer of same day funds to the account or accounts designated by Parent or such designee the Expense Reimbursement Amount within two (2) Business Days after such termination;

(c) For purposes of this Section 7.3:

(i) “Acquisition Proposal”, solely as used in Section 7.3(b)(i), Section 7.3(b)(ii) and Section 7.3(b)(iii) shall have the meaning ascribed thereto in Section 5.3(h)(ii), except that references in Section 5.3(h)(ii) to “fifteen percent (15%)” shall be replaced by “fifty percent (50%)” and references to “eighty-five percent (85%)” shall be replaced by references to “fifty percent (50%)”.

(ii) “Termination Fee” means an amount equal to $4,800,000, except that in the event that this Agreement is validly terminated:

(A) by the Company pursuant to and in accordance with Section 7.1(d)(ii) in order to enter into an Alternative Acquisition Agreement with respect to an Acquisition Proposal that the Company Board has determined is a Superior Proposal at or before 11:59 p.m., Chicago Time on August 31, 2017 (the “Tier 1 Fee Deadline”) (or an Acquisition Proposal that is determined by the Company Board to be a Superior Proposal after the Tier 1 Fee Deadline that reflects modifications as a result of the Company’s compliance with Section 5.3(f) to an Acquisition Proposal that the Company Board has determined is a Superior Proposal at or before the Tier 1 Fee Deadline); or

(B) by Parent pursuant to and in accordance with Section 7.1(c)(ii) in connection with an Adverse Recommendation Change effected by the Company Board pursuant to and in accordance with Section 5.3(e)(i) in connection with an Acquisition Proposal that the Company Board has determined at or before the Tier 1 Fee Deadline is a Superior Proposal (or an Acquisition Proposal that is determined by the Company Board to be a Superior Proposal after the Tier 1 Fee Deadline that reflects modifications as a result of the Company’s compliance with Section 5.3(f) to an Acquisition Proposal that the Company Board has determined is a Superior Proposal at or before the Tier 1 Fee Deadline), then the “Termination Fee” shall mean an amount equal to $1,600,000.

(iii) “Expense Reimbursement Amount” means an amount equal to $2,400,000, representing a partial reimbursement of Parent’s costs and expenses in connection with this Agreement.

(d) Each of the Parties hereto acknowledges that the agreements contained in this Section 7.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent and Merger Sub would not enter into this Agreement. Accordingly, if the Company fails promptly to pay the amounts due pursuant to this Section 7.3, and, in order to obtain such payment, Parent or Merger Sub commences a suit that results in a judgment against the Company for all or a portion of the Termination Fee or the Expense Reimbursement Amount, the Company shall pay to Parent or Merger Sub interest on the amount of the Termination Fee or the Expense Reimbursement Amount from the date such payment was required to be made until the date of payment at a rate per annum equal to the prime rate in effect on the date such payment was required to be made (as set forth in The Wall Street Journal) plus two percent (2%). Upon termination of this Agreement in accordance with its terms, Parent’s right, if any, to receive the Termination Fee and the Expense Reimbursement Amount pursuant to Section 7.3(b) and the amounts described in the second sentence of this Section 7.3(d) shall be the sole and exclusive remedy of Parent, Merger Sub and their respective Affiliates against the Company or its Subsidiaries and any of their respective former, current or future stockholders, directors, officers, Affiliates, agents or other Representatives for any loss suffered as a result of any breach of any representation, warranty, covenant or agreement in this Agreement or the failure of the Merger or the Charter Amendment or the transactions contemplated by this Agreement to be consummated, and upon payment of such Termination Fee or the Expense Reimbursement Amount (or both, if both are payable) and any applicable amount described in the second sentence of this Section 7.3(d), none of the Company or its Subsidiaries or any of their respective former, current or future stockholders, directors, officers, Affiliates, agents or other Representatives shall have any further liability or obligation under this Agreement or the Merger or the Charter Amendment or the transactions contemplated by this Agreement; provided, that, nothing in this shall relieve any Person from liability under any Voting and Support Agreement, Director Agreement or Warrant Acknowledgement Agreement or from liability for willful or intentional breach of its covenants or agreements set forth in this Agreement prior to such termination or for fraud. In no event shall the Company be required to pay the Termination Fee or the Expense Reimbursement Amount more than once. In the event that the Company becomes obligated to pay and pays the Expense Reimbursement Amount to Parent and subsequently becomes obligated to pay and pays the Termination Fee to Parent, the amount of the Termination Fee payable to Parent shall be reduced by the Expense Reimbursement Amount (but not to less than zero).

Section 7.4 Amendment or Supplement. This Agreement may be amended, modified or supplemented by the Parties hereto at any time prior to the Effective Time, whether before or after the Company Merger Approval has been obtained; provided, however, that (i) any such amendment, modification or supplement shall be in a writing specifically designated as an amendment hereto and signed on behalf of each of the Parties and (ii) after the Company Merger Approval have been obtained, no amendment shall be made that pursuant to applicable Law requires further approval or adoption by the stockholders of the Company without such further approval or adoption.

Section 7.5 Extension of Time; Waiver. At any time prior to the Effective Time, the Parties may (by action taken or authorized by their respective boards of directors, if required), to the extent permitted by applicable Law, (a) extend the time for the performance of any of the obligations or acts of the other Party or Parties hereto, as applicable, (b) waive any inaccuracies in the representations and warranties of the other Party or Parties set forth in this Agreement or any document delivered pursuant hereto, or (c) subject to applicable Law, waive compliance with any of the agreements or conditions of the other Party or Parties contained herein; provided, however, that after the Company Merger Approval has been obtained, no waiver may be made that pursuant to applicable Law requires further approval or adoption by the stockholders of the Company without such further approval or adoption. Any agreement on the part of a Party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such Party or Parties, as applicable. No failure or delay of any Party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. Except as otherwise provided herein, the rights and remedies of the Parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.1 Survival. This Article VIII and the agreements of the Company, Parent and Merger Sub contained in Article II and Sections 5.7 (Employee Benefits Matters) and 5.10 (Indemnification, Exculpation and Insurance) shall survive the consummation of the Merger. Except as set forth in the immediately preceding sentence, none of the representations, warranties, covenants or agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, other than those covenants or agreements of the Parties which by their terms apply, or are to be performed as a whole or in part, after the Effective Time.

Section 8.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile or e-mail, upon written confirmation of receipt (excluding out-of-office e-mail replies), (b) on the first (1st) Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier, or (c) on the earlier of confirmed receipt or the third (3rd) Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the Party to receive such notice:

(i) if to Parent, Merger Sub or the Surviving Corporation, to:

BorgWarner Inc.

3850 Hamlin Road

Auburn Hills, Michigan 48326

Attention:         John J. Gasparovic

Facsimile:         (248) 754-0888

with a copy (which shall not constitute notice) to:

Sidley Austin LLP

One South Dearborn Street

Chicago, Illinois 60603

Attention:         Brian J. Fahrney

                  Scott R. Williams

                  Christopher R. Hale

Email:               bfahrney@sidley.com

                   swilliams@sidley.com

                  chale@sidley.com

Facsimile:          (312) 853-7036

(ii)	if to the Company, to:

Sevcon, Inc.

155 Northboro Road, Suite 1

Southborough, Massachusetts 01772

Attention: Matt Boyle

Email: matt.boyle@sevcon.com

Facsimile: +44 191 497 9175

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

1440 New York Avenue, N.W.

Washington, D.C. 20005

Attention: Jeremy London

Email: jeremy.london@skadden.com

Facsimile: (202) 661-8299

and

Locke Lord LLP

111 Huntington Avenue

Boston, Massachusetts 02199

Attention: Matthew C. Dallett

Email: matthew.dallett@lockelord.com

Facsimile: (866) 955-8690

Section 8.3 Certain Definitions. For purposes of this Agreement:

“Action” means any civil, criminal or administrative suit, claim, action, proceeding, audit, arbitration or disclosed investigation.

“Affiliate” of any Person means any other Person that, at the time of determination, directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such first Person.

“Applicable Company Share” means the Common Shares and, if the Charter Amendment becomes effective in accordance with Section 2.3 the Closing, the Preferred Shares.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or required by Law or executive order to be closed.

“control” (including the terms “controlled,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by Contract or otherwise.

“Copyrights” means all registered and unregistered copyrights in both published works and unpublished works of authorship and all copyrightable subject matter, including such rights in Software.

“Credit Agreement” means the FrontFour Term Loan, the PASC Term Loan and the facilities maintained by the Company and its Subsidiaries with National Westminster Bank plc.

“Data Room” means the electronic documentation site established on behalf of the Company by Locke Lord LLP, as it exists at 5:00 p.m. (Eastern time) on the day before the execution of this Agreement.

“Domain Names” means internet domain names presently used by Company or any of its Subsidiaries in the conduct of their business.

“ERISA Affiliate” means any trade or business that together with the Company or any of its Subsidiaries is considered a single employer pursuant to Section 414(b), (c), (m), or (o) of the Code.

“Former Joint Venture” means (as translated into English, Sevcon New Energy Technology (Hubei) Co., Ltd.).

“FrontFour Term Loan” means that certain Term Loan Agreement between the Company and FrontFour Capital Group, LLC, dated as of May 22, 2017.

“Governmental Entity” means any governmental or regulatory authority, agency, court, commission, taxing authority (or other authority competent to impose any liability in respect of Tax or responsible for the administration or collection of Tax or enforcement of any law in relation to Tax), other governmental body, or national stock exchange.

“Government Contract” means any Contract between the Company or any of its Subsidiaries on the one hand, and any Governmental Entity (or a contractor or subcontractor to a Governmental Entity, in its capacity as such) on the other hand.

“Intellectual Property” means collectively Patents (and proprietary rights in inventions and discoveries that may be patentable), Trademarks, Domain Names, Copyrights and Know-How.

“Know-How” means confidential or proprietary information, know-how, trade secrets, and proprietary rights in customer lists, technical information, research and development, data, processes, formulas, algorithms, methods, processes, technology and Software.

“knowledge of the Company” means the actual knowledge after due inquiry of the individuals set forth on Section 8.3 of the Company Disclosure Letter.

“Material Adverse Effect” means any condition, event, change, circumstance or effect that has a material adverse effect on the business, properties, assets, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole or on the Company’s ability to fulfill its obligations under this Agreement or consummate the Merger or the Charter Amendment; provided, however, that none of the following shall be taken into account in determining whether there has been, is or would be a Material Adverse Effect:

(1) changes, trends or developments generally affecting designers, manufacturers or sellers of motor controllers for zero emission electric and hybrid vehicles, designers, manufacturers or sellers of battery chargers for electric vehicles, or designers, manufacturers or sellers of capacitors for use in railroad signaling;

(2) changes in global, national or regional economic, business, regulatory, legislative, political, or market conditions or in national or global financial markets;

(3) any geopolitical conditions, disease, the outbreak or escalation of hostilities, an act of war (whether or not declared), sabotage, terrorism, civil disorder, military actions or the escalation thereof;

(4) changes or proposed changes in GAAP or in Laws applicable to the Company or any of its Subsidiaries;

(5) any decline in the market price or change in the trading volume of the Company’s securities on any national securities exchange or other trading market (provided that the exception in this clause (5) shall not prevent or otherwise affect a determination that any condition, event, change, circumstance or effect underlying such decline has resulted in or contributed to a Material Adverse Effect);

(6) any failure, in and of itself, by the Company or any of its Subsidiaries to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (provided that the exception in this clause (6) shall not prevent or otherwise affect a determination that any condition, event, change, circumstance or effect underlying such failure has resulted in or contributed to a Material Adverse Effect, including adverse developments with respect to customers (to the extent such adverse developments with respect to customers are not otherwise excluded by any of clause (1) through clause (5) or clause (7) through clause (9) of this definition of “Material Adverse Effect” from being taken into account in determining whether a Material Adverse Effect has or would reasonably be expected to occur));

(7) the public announcement of the identity of Parent as a party to this Agreement, including the impact thereof on the relationships, contractual or otherwise, of the Company or any of its Subsidiaries with its customers, employees, or suppliers, or with any other third party; provided, that the exceptions set forth in this clause (7) shall not apply to the use of the term “Material Adverse Effect” in Section 3.4 (or, solely as it relates to matters otherwise covered by Section 3.4, Section 6.2(a)(iv));

(8) any change resulting from or arising out of a hurricane, earthquake, tornado, flood, or other weather-related condition or natural disaster; or

(9) (x) any action required to be taken (or required not to be taken) pursuant to this Agreement (other than pursuant to Section 5.1(a)); provided, that the exceptions set forth in this clause (9)(x) shall not apply to the use of the term “Material Adverse Effect” in Section 3.4 (or, solely as it relates to matters otherwise covered by Section 3.4, Section 6.2(a)), or (y) any action taken following the date of this Agreement at the written request or instruction following the date of this Agreement, or with the prior written consent following the date of this Agreement, of Parent or Merger Sub.

except, in the case of any of clauses (1), (2), (3), (4), or (8), to the extent such condition, event, change, circumstance or effect has a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the adverse effect that such condition, event, change, circumstance or effect has on other companies primarily engaged in the designing, manufacturing or selling of motor controllers for zero emission electric and hybrid vehicles, designers, manufacturers or sellers of battery chargers for electric vehicles, or designers, manufacturers or sellers of capacitors for use in railroad signaling (in which case such condition, event, change, circumstance or effect shall be taken into account in determining whether there has been a Material Adverse Effect solely to the extent of such disproportionate adverse effect).

“Open Source Code” means all Software that is distributed as “free software,” “open source software” or under a similar licensing or distribution model, including the GNU General Public License (GPL), GNU Lesser General Public License (LGPL), Mozilla Public License (MPL), BSD licenses, the Artistic License, the Netscape Public License, the Sun Community Source License (SCSL), the Sun Industry Standards License (SISL) and the Apache License.

“Owned Intellectual Property” means Intellectual Property owned by the Company or any of its Subsidiaries.

“PASC Term Loan” means that certain Term Loan Agreement between the Company and Banca Monte Dei Paschi Di Siena S.p.A., dated as of January 27, 2016 (as may be amended from time to time).

“Patents” means all patents, patent applications, and all related continuations, continuations-in-part, divisionals, reissues, re-examinations, substitutions, and extensions thereof.

“Person” means an individual, corporation, partnership, limited liability company, association, trust, joint venture or other entity or organization, including any Governmental Entity.

“Representative” means, with respect to any Person, the officers, directors, employees, investment bankers, financial advisors, attorneys, accountants or other advisors, agents and representatives of such Persons.

“Significant Stockholders” means each of GGCP, Inc., Mario J. Gabelli, Teton Advisors, Inc., Gabelli Funds, LLC, GAMCO Investors, Inc., Associated Capital Group, Inc., GAMCO Asset Management Inc. or Gabelli & Company Investment Advisers, Inc.

“Software” means computer software, including source code, object, executable or binary code, and all objects, comments, screens, user interfaces, algorithms, report formats, templates, menus, buttons, icons, files, data, training materials, manuals, design notes and documentation related thereto or associated therewith.

“Subsidiary” means, with respect to any Person, any other Person of which stock or other equity interests having ordinary voting power to elect more than fifty percent (50%) of the board of directors or other governing body are owned, directly or indirectly, by: (i) such first Person, (ii) such first Person and one or more of its Subsidiaries, or (iii) one or more Subsidiaries of such first Person. For the avoidance of doubt, the term “Subsidiary” of the Company shall include for all periods Sevcon New Energy Technology (Hubei) Company Limited and any Subsidiaries or branch offices thereof.

“Trade Secrets” means trade secrets, know-how, customer lists, technical information, invention disclosures, research and development, data, processes, formulas, algorithms, methods, trading systems, processes and technology, each to the extent protectable as a trade secret pursuant to applicable Law.

“Trademarks” means trade names, registered and unregistered trademarks, service marks, and other similar designations of source or origin, together with the goodwill symbolized by any of the foregoing, and applications therefor.

“Warrant Acknowledgement Agreement” means an agreement in the form attached hereto as Exhibit C, providing for an amount per Warrant equal to the product of (i) the number of Common Shares underlying the Warrant and (ii) the Per Common Share Merger Consideration, and with any modifications to such form that: (x) do not change the amount payable to the Warrantholder party thereto and are not otherwise adverse to the Company or its Subsidiaries or Parent or its Subsidiaries and (y) Parent may direct that do not adversely affect the obtaining of the Warrant Acknowledgement Agreements or provide for any additional material obligations of the Company and its Subsidiaries prior to the Effective Time.

“Warrants” means all outstanding Warrants to purchase Company Shares issued by the Company.

Section 8.4 Interpretation. When a reference is made in this Agreement to a Section, Article or Exhibit, such reference shall be to a Section, Article or Exhibit of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement or in any Exhibit are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Any capitalized terms used in any Exhibit but not otherwise defined therein shall have the meaning set forth in this Agreement. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth herein. The words “include,” “includes” and “including” and words of similar import when used in this Agreement will mean “include, without limitation,” “includes, without limitation” or “including, without limitation,” unless otherwise specified. The word “or” shall not be exclusive. The words “hereof”, “herein”, and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “made available” (or words of similar import) in respect of information made available (or words of similar import) to or by any of the Parties, means information made available to or (as applicable) by such Person physically, electronically or otherwise, including through the Data Room; provided, that the use of such words in Article III or Section 5.1 with respect to information made available by the Company or any of its Subsidiaries to Parent or its Subsidiaries shall refer only to information made available through (a) the Data Room or (b) in the Publicly Available Company SEC Documents. With respect to the Company, any reference to the Company’s directors at any time shall also include all of the Company’s “directors emeritus” as of such time.

Section 8.5 Entire Agreement. This Agreement (including the Exhibits hereto), the Company Disclosure Letter and the Confidentiality Agreement constitute the entire agreement of the Parties with respect to the subject matter hereof and thereof, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the Parties with respect to the subject matter hereof and thereof (except that the Confidentiality Agreement shall be deemed amended as necessary so that until the termination of this Agreement in accordance with Section 7.1 hereof, (x) Parent, Merger Sub and the Company shall be permitted to take the actions expressly required by this Agreement and (y) if Parent so determines, Parent and its representatives may solicit proxies in favor of the Company Stockholder Approval and have discussions with holders of the Company’s securities). The letter agreement, dated April 11, 2017 between Parent and Company, as amended, is hereby terminated and shall be of no further force and effect and no party shall have any liability thereunder.

Section 8.6 Parties in Interest. Except as provided in Section 5.10 (Indemnification, Exculpation and Insurance), Parent and the Company hereby agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other Parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth in this Agreement. The Parties further agree that the rights of third party beneficiaries under Section 5.10 shall not arise unless and until the Effective Time occurs. The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 8.13 without notice or liability to any other Person. Persons other than the Parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

Section 8.7 Obligations of Parent and of the Company. Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of the Surviving Corporation to cause such Subsidiary to take such action.

Section 8.8 Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the conflicts of law principles thereof to the extent that such principles would require application of the laws of another jurisdiction.

Section 8.9 Submission to Jurisdiction. Each of the Parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or the transaction contemplated hereby brought by it or its successors or assigns shall be brought and determined in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery shall decline to accept jurisdiction over a particular matter, in which case, in any Delaware state or federal court within the State of Delaware), and each of the Parties hereby irrevocably submits to the exclusive personal jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to the action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the Parties agrees not to commence any action, suit or proceeding relating to this Agreement or the transaction contemplated hereby in any court other than the courts of the State of Delaware, as described above, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by such court. Each of the Parties further agrees that notice provided in accordance with Section 8.2 or in such other manner as may be permitted by Law shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts of the State of Delaware, as described above, for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

Section 8.10 Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, as a whole or in part, by operation of law or otherwise, by any Party without the prior written consent of the other Parties, and any such assignment without such prior written consent shall be null and void; provided, however, that Merger Sub may assign in its sole discretion and without the consent of any other Party, any or all (but not less than all) of its rights and interests, and delegate all but not less than all of its and obligations, under this Agreement to any direct or indirect wholly owned Subsidiary of Parent that is a Delaware corporation by providing written notice thereof to the Company; provided that (i) any such assignment shall not prevent, materially delay or impede the consummation of the Merger or Charter Amendment or otherwise materially impede the rights of the stockholders of the Company under this Agreement, (ii) no such assignment shall relieve Parent or Merger Sub of its obligations hereunder and (iii) such assignment shall not result in a delay of the date of the Company Stockholders Meeting. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

Section 8.11 Enforcement. The Parties agree that irreparable damage would occur if any of the provisions contained of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the Parties agree that each Party, without prejudice to any rights and remedies otherwise available, shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement without proof of actual damages. Each of the Parties hereby waives any requirement under any law to post security as a prerequisite to obtaining equitable relief. In the event that any action is brought in equity to enforce the provisions of this Agreement, no Party shall allege, and each Party hereby waives the defense or counterclaim, that there is an adequate remedy at law.

Section 8.12 Currency. All references to “dollars” or “$” or “US$” in this Agreement refer to United States dollars, which is the currency used for all purposes in this Agreement.

Section 8.13 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

Section 8.14 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.15 Counterparts. This Agreement may be executed in two (2) or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one (1) or more counterparts have been signed by each of the parties and delivered to the other parties.

Section 8.16 Electronic Signature. This Agreement may be executed by electronically scanned signature and such signatures shall constitute an original for all purposes.

Section 8.17 No Presumption Against Drafting Party. Each of Parent, Merger Sub and the Company acknowledges that each Party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting Party has no application and is hereby expressly waived.

Section 8.18 Disclosure Letters. The fact that any item or other information is disclosed in the Company Disclosure Letter shall not be construed to mean that such information is required to be disclosed by this Agreement. Inclusion of any item or other matter in the Company Disclosure Letter shall not be construed as an admission or indication that such item or other matter is or is not material or that such item has had or would reasonably be expected to have a Material Adverse Effect. Headings in the Company Disclosure Letter are inserted for reference purposes and for convenience of the reader only, and shall not affect the interpretation thereof or of this Agreement. Nothing contained in the Company Disclosure Letter shall be construed as an admission of liability or responsibility in connection with any pending, threatened or future matter or proceeding.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

BORGWARNER INC.

By:	/s/ Chris Vance
Name: Chris Vance
Title: Vice President, Business Development and M&A

SLADE MERGER SUB INC.

By:	/s/ John J. Gasparovic
Name: John J. Gasparovic
Title: Vice President and Secretary

SEVCON, INC.

By:	/s/ Matt Boyle
Name: Matt Boyle
Title: President and CEO

ANNEX I

INDEX OF DEFINED TERMS

Definition	Location
Acceptable Confidentiality Agreement	Section 5.3(h)(i)
Acquired Companies	Section 3.1(a)
Acquired Company	Section 3.1(a)
Acquisition Proposal	Section 7.3(c)(i), Section 5.3(h)(ii)
Action	Section 8.3
Adverse Recommendation Change	Section 5.3(d)(i)
Affiliate	Section 8.3
Agreement	Preamble
Alternative Acquisition Agreement	Section 5.3(d)(ii)
Anticorruption Laws	Section 3.10(e)
Antitrust Counsel Only Material	Section 5.6(b)
Antitrust Law	Section 5.6(e)
Applicable Company Share	Section 8.3
Appraisal Rights	Section 2.2(i)
Bassi	Recitals
Bassi Voting and Support Agreement	Recitals
Book-Entry Shares	Section 2.1(c)(iii)
Business Day	Section 8.3
Certificate	Section 2.1(c)(iii)
Certificate of Merger	Section 1.2
Charter Amendment	Recitals
Charter Amendment Approval	Section 3.3(a)
Closing	Section 1.3
Closing Date	Section 1.3
Code	Section 2.2(h)
Common Share	Recitals
Company	Preamble
Company Board	Recitals
Company Constituent Documents	Section 3.1(b)
Company Determination	Section 3.3(b)
Company Disclosure Letter	Article III
Company Equity Awards	Section 2.1(d)(iii)
Company Equity Plan	Section 2.1(d)(i)
Company Merger Approval	Section 3.3(a)
Company Plan	Section 3.11(a)
Company Qualified Plan	Section 5.7(c)
Company Recommendation	Section 3.3(b)
Company SEC Documents	Section 3.5(a)
Company Share	Recitals
Company Stock Equivalents	Section 3.2(b)
Company Stock Option	Section 2.1(d)(i)
Company Stockholder Approvals	Section 3.3(a)
Company Stockholders Meeting	Section 5.4(d)
Company Voting Debt	Section 3.2(b)
Confidentiality Agreement	Section 5.5(b)
Continuation Period	Section 5.7(a)
Continuing Employee	Section 5.7(a)
Contract	Section 3.15(b)

control	Section 8.3
Copyrights	Section 8.3
Credit Agreement	Section 8.3
D&O Insurance	Section 5.10(c)
Data Room	Section 8.3
DGCL	Recitals
Director Agreements	Recitals
Director Group	Recitals
Dissenting Shares	Section 2.2(i)
DOJ	Section 3.10(d)
Domain Names	Section 8.3
Effective Time	Section 1.2
Environment	Section 3.13(d)(i)
Environmental Laws	Section 3.13(d)(ii)
Environmental Permits	Section 3.13(d)(iii)
ERISA	Section 3.11(a)
ERISA Affiliate	Section 8.3
ERISA Plan	Section 3.11(b)(ii)
Exchange Act	Section 3.4(b)
Excluded Shares	Section 2.1(b)
Expense Reimbursement Amount	Section 7.3(c)(iii)
Foreign Company Plan	Section 3.11(b)(i)
Former Joint Venture	Section 8.3
Former JV Partner	Section 3.1(c)(i)
FrontFour Term Loan	Section 8.3
GAAP	Section 3.5(b)
Government Antitrust Entity	Section 5.6(a)
Government Contract	Section 8.3
Governmental Entity	Section 8.3
Indemnified Parties	Section 5.10(a)
Intellectual Property	Section 8.3
Intervening Event	Section 5.3(h)(iii)
IRS	Section 3.11(a)
JV Buy-Out Contracts	Section 3.1(c)(i)
Know-How	Section 8.3
knowledge of the Company	Section 8.3
Law	Section 3.4(a)
Liens	Section 3.2(a)
Material Adverse Effect	Section 8.3
Material Contract	Section 3.15(a)(xviii)
Material Customer	Section 3.19
Material Supplier	Section 3.19
Materials of Environmental Concern	Section 3.13(d)(iv)
Merger	Recitals
Merger Sub	Preamble
Meson Group	Recitals
Meson Voting and Support Agreement	Recitals
Notice of Superior Proposal or Intervening Event	Section 5.3(f)(i)
Notice Period	Section 5.3(f)(ii)
Old Plans	Section 5.7(b)
Open Source Code	Section 8.3
Option Payments	Section 2.1(d)(i)

Outside Date	Section 7.1(b)(iii)
Owned Intellectual Property	Section 8.3
Owned Real Property	Section 3.17(a)
Parent	Preamble
Parent Employee Plan	Section 5.7(b)
Parent Qualified Plan	Section 5.7(c)
Parties	Preamble
PASC Term Loan	Section 8.3
Patents	Section 8.3
Paying Agent	Section 2.2(a)
Paying Agent Agreement	Section 2.2(a)
Payment Fund	Section 2.2(a)
PBGC	Section 3.11(c)
Pension Plan	Section 3.11(a)
Per Common Share Merger Consideration	Recitals
Per Preferred Share Merger Consideration	Recitals
Permits	Section 3.10(b)
Permitted Liens	Section 3.17(b)
Person	Section 8.3
Preferred Share	Recitals
Proxy Statement	Section 5.4(a)
Publicly Available Company SEC Documents	Article III
Real Property	Section 3.17(c)
Real Property Leases	Section 3.17(c)
Representative	Section 8.3
Restricted Share Payments	Section 2.1(d)(ii)
Restricted Shares	Section 2.1(d)(ii)
SEC	Section 3.5(a)
SEC Clearance	Section 5.4(a)
Securities Act	Section 3.5(a)
Significant Stockholders	Section 8.3
Software	Section 8.3
SOX	Section 3.5(a)
Specified Date	Section 3.2(b)
Subsidiary	Section 8.3, Section 8.3
Subsidiary Organizational Documents	Section 3.1(b)
Superior Proposal	Section 5.3(h)(iv)
Superior Proposal Change Notice	Section 5.3(f)(iii)
Surviving Corporation	Section 1.1(a)
Takeover Laws	Section 3.24
Tax	Section 3.14(b)(i)
Tax Return	Section 3.14(b)(ii)
Taxes	Section 3.14(b)(i)
Termination Fee	Section 7.3(c)(ii)
Tier 1 Fee Deadline	Section 7.3(c)(ii)(A)
Trade Secrets	Section 8.3
Trademarks	Section 8.3
VAT	Section 3.14(b)(iii)
Voting and Support Agreements	Recitals
WARN	Section 3.12(a)
Warrant Acknowledgement Agreement	Section 8.3
Warrants	Section 8.3

EXHIBIT A

FORM OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION OF THE CORPORATION

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SEVCON, INC.

Sevcon, Inc., a corporation duly organized and validly existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The Amended and Restated Certificate of Incorporation of the Corporation, as previously amended, is hereby amended as follows:

Article	FOURTH.II, Section 7 is hereby amended by adding, immediately after Section 7(e), the following:

“(f) Notwithstanding anything to the contrary contained herein, in connection with the merger contemplated by that certain Agreement and Plan of Merger, dated as of July 14, 2017 (as amended in accordance with its terms, the “Merger Agreement”), by and among BorgWarner Inc., Slade Merger Sub Inc. and the Corporation, each share of Series A Preferred shall be converted into the right to receive the applicable Per Preferred Share Merger Consideration set forth in the Merger Agreement, in accordance with the terms and subject to the conditions set forth therein.”

SECOND: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be signed by its authorized officer this [●] day of [●], 2017.

SEVCON, INC.

By:
Name: Title:

EXHIBIT B

FORM OF CERTIFICATE OF INCORPORATION OF THE SURVIVING CORPORATION

CERTIFICATE OF INCORPORATION

OF

SEVCON, INC.

FIRST: The name of the corporation (which is hereinafter referred to as the “Corporation”) is Sevcon, Inc.

SECOND: The address of the Corporation’s registered office in the State of Delaware is The Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, New Castle County. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware (“DGCL”).

FOURTH: The capital stock of the Corporation shall consist of 1,000 shares of Common Stock with a par value of $0.10 per share. Each share of Common Stock of the Corporation shall entitle the holder thereof to one vote, in person or by proxy, on each proposition submitted to the stockholders for their vote thereon or their written consent thereto.

FIFTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation, subject to any specific limitation on such power contained in any Bylaws adopted by the stockholders. Elections of directors need not be by written ballot unless the Bylaws of the Corporation so provide.

SIXTH: No person who is or was a director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article SIXTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

SEVENTH: Each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), including, without limitation, proceedings by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter a “Covered Person”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized or permitted by applicable law, as the same exists or may hereafter be amended, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such Covered Person in connection with such proceeding, and such right to indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall indemnify a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred by this Article SEVENTH shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any such proceeding in advance of its final disposition. The rights conferred on any Covered Person by this Article SEVENTH shall not be exclusive of any other rights which any Covered Person may have or hereafter acquire under law, this Certificate of Incorporation, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise. Any repeal or amendment of this Article SEVENTH by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate of Incorporation inconsistent with this Article SEVENTH, will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision. This Article SEVENTH shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than Covered Persons.

EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation.

EXHIBIT C

FORM OF WARRANT ACKNOWLEDGEMENT AGREEMENT

CONFIDENTIAL

WARRANT ACKNOWLEDGEMENT AGREEMENT

To [Slade], a Delaware corporation (the “Company”):

1.    Cancellation and Surrender of Warrant. The undersigned warrantholder (the “Warrantholder”) hereby acknowledges that the Company has entered into an Agreement and Plan of Merger, dated as of [•], 2017 by and among the Company, BorgWarner Inc., a Delaware corporation, or one of its wholly owned subsidiaries (“Parent”), and a wholly owned subsidiary of Parent (“Merger Sub”) (as it may be amended, modified or supplemented, the “Merger Agreement”), which provides that at the effective time (the “Effective Time”) of the merger contemplated by the Merger Agreement (the “Merger”), each share of common stock of the Company, par value $0.10 per share (each a “Common Share”), shall cease to exist and shall be automatically converted into the right to receive the consideration specified in the Merger Agreement. As a material inducement to the Company and Parent to consummate the transactions contemplated by the Merger Agreement or to the Company to enter into and consummate transactions contemplated by an Alternative Purchase Agreement (as defined below), the Warrantholder hereby agrees that effective immediately prior to the Effective Time (and conditioned on the occurrence of the Effective Time) or the effective time (the “Alternative Effective Time”) (and conditioned on the occurrence of the Alternative Effective Time) of transactions contemplated by an Alternative Acquisition Agreement which agreement provides for an amount of consideration (in cash, securities or otherwise or a combination thereof) payable, directly or indirectly, per Common Share that is equal to or greater than such amount in the Merger Agreement (such agreement, the “Alternative Purchase Agreement”), (i) the Warrant (as defined below) is hereby automatically and without further action by the Warrantholder, cancelled, terminated and extinguished and (ii) in respect thereof, the Warrantholder shall be entitled to receive the consideration as set forth in Section 2 (the “Warrant Consideration”). Following such cancellation, termination and extinguishment, the Warrantholder shall not have any further rights with respect to the Warrant, other than the right to receive the Warrant Consideration.

2.    Consideration. Effective as of immediately prior to the Effective Time or the Alternative Effective Time, as applicable, the Warrantholder hereby surrenders for cancellation to the Company all of the Warrantholder’s rights, title and interest in and to that certain Warrant to Purchase Common Stock (the “Warrant”), dated July 8, 2016, issued to Warrantholder by the Company for the right to purchase up to that number of Common Shares set forth on the signature page hereto (“Share Amount”) at an exercise price of $10.00 per Common Share (the “Per Share Exercise Price”), in exchange for a payment (in cash, securities or otherwise or a combination thereof as provided in the Merger Agreement or the Alternative Purchase Agreement, as applicable) equal to: (a) the Share Amount multiplied by (b) the amount of consideration per Common Share payable, directly or indirectly, pursuant to the Merger Agreement or the Alternative Purchase Agreement, as applicable, minus the Per Share Exercise Price, less applicable withholding taxes.

3.    Waiver of Notice. The Warrantholder does hereby waive all requirements under the Warrant in respect of notice to be given by the Company and any and all other rights to notice, consent or other procedural requirements set forth in the Warrant, which waiver also confirms that no default or breach exists under the Warrant (or, if any such default or breach does exists, that the Warrantholder hereby waives any such default or breach) in connection with the Merger or in respect of any action otherwise required thereunder by the Company, and by execution of this Warrant Acknowledgement Agreement hereby waives and relinquishes any and all right to exercise the Warrant on or after the Effective Time or the Alternative Effective Time, as applicable.

4.    General Release of All Claims.

(a)    By execution and delivery of this Warrant Acknowledgement Agreement, the Warrantholder, on its own behalf and on behalf of each of its predecessors, successors and past, present and future assigns hereby, effective as of and conditioned upon the Effective Time or the Alternative Effective Time, as applicable, (i) absolutely, generally, irrevocably, unconditionally and completely releases, acquits and forever discharges each of the Releasees of and from any and all Claims related to the Warrant, and (ii) absolutely, generally, irrevocably, unconditionally and completely waives and relinquishes each and every Claim relating to the Warrant, in each case that the Warrantholder or any of its predecessors, successors and past, present and future assigns (collectively, the “Associated Parties”) may have had in the past, may now have or may have in the future against any Releasee, at common law or under any other law, on any ground whatsoever relating to the Warrant; provided, however, that the Warrantholder is not releasing any right of the Warrantholder to the Warrant Consideration.

(b)    By execution and delivery of this Warrant Acknowledgement Agreement, the Warrantholder, on its own behalf and on behalf of each of the Associated Parties, hereby irrevocably covenants to refrain from asserting any Claim, or commencing, instituting or causing to be commenced, any action, suit or proceeding of any kind against any Releasee based upon any Claim released or purported to be released pursuant to paragraph (a) above.

(c)    For purposes of this Warrant Acknowledgement Agreement:

(i)	“Claims” means all past, present and future disputes, claims, controversies, liabilities, actions, demands, rights, damages, causes of action, indemnities and obligations of every kind and nature, in law, equity, or otherwise, whether matured or unmatured, absolute or contingent, asserted or exercised by the Warrant related to the Warrants; and

(ii)	“Releasees” means: (a) the Company and any past, present or future direct or indirect subsidiaries of the Company; (b) Parent and any past, present or future direct or indirect subsidiaries of Parent, (c) in the event of the execution and delivery of an Alternative Purchase Agreement, the acquiring party in such Alternative Purchase Agreement (“Alternative Purchaser”) and any past, present or future director or indirect subsidiaries of such acquiring party, and (d) the successors and past, present and future assigns, directors, officers, agents, employees, attorneys and representatives of the respective entities identified or otherwise referred to in clauses “(a)” through “(d)”.

5.    Representations. The Warrantholder represents and warrants as follows:

(a)    the Warrantholder (i) if a corporation, partnership or other legal entity, is duly formed, validly existing and is in good standing under the laws of the jurisdiction of its incorporation, formation or other organization, and (ii) has full capacity, power and authority necessary to execute and deliver this Warrant Acknowledgement Agreement. The Warrantholder’s execution, delivery and performance of this Warrant Acknowledgement Agreement has been duly authorized and no other actions or proceedings on the part of the Warrantholder are necessary to authorize this Warrant Acknowledgement Agreement and the transactions contemplated hereby. This Warrant Acknowledgement Agreement has been duly and validly executed and delivered by the Warrantholder and constitutes the valid and binding obligation of the Warrantholder, enforceable against the Warrantholder in accordance with its terms, except as such enforceability may be subject to (1) the effect of any applicable law of general application relating to bankruptcy, reorganization, insolvency, moratorium or similar law affecting creditors’ rights and relief of debtors generally and (2) the effect of rules of law and general principles of equity, including rules of law and general principles of equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(b)    the Warrantholder expressly represents that the Warrantholder has consulted, or had the opportunity to consult, with its legal counsel or other advisors with respect to, and fully understands the meaning and intent of, this Warrant Acknowledgement Agreement, including, but not limited to, the surrender of the Warrants and the acknowledgments, releases, waivers and appointments contained herein;

(c)    the Warrantholder holds the Warrant hereby, free and clear of all liens and other encumbrances, has fully power and authority to surrender the Warrant for cancellation, and does not hold any other interest, directly or indirectly, in any warrant, option or other derivative security issued by the Company or any of its direct or indirect subsidiaries;

(d)    the Warrant is not subject to any purchase option, call option, forfeiture provision, restrictions on transfer, right of first refusal, preemptive right, subscription right or any similar right, or any agreement restricting or otherwise relating to the disposition of the Warrant; and

(e)    the execution and delivery by the Warrantholder of this Warrant Acknowledgement Agreement and the performance by the Warrantholder of this Warrant Acknowledgement Agreement do not and will not (a) if the Warrantholder is not an individual, contravene, conflict with or result in the violation of any of the provisions of any of the constituent documents of the Warrantholder, (b) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any material contract to which the Warrantholder is a party, or by which any of the assets or properties of the Warrantholder is bound or affected, (c) contravene, conflict with or result in a violation of any order, judgment or decree or law applicable to the Warrantholder or his, her or its assets or properties or (d) result in the imposition or creation of any lien or other encumbrance upon or with respect to the Warrant.

6.    Transfer of Warrant. The Warrantholder further agrees not to transfer the Warrant, in whole or in part. The Warrantholder hereby acknowledges that any such attempt to transfer the Warrant will be null and void ab initio.

7.    Miscellaneous.

(a)    This Warrant Acknowledgement Agreement constitutes an amendment of the Warrant and shall be binding upon and shall inure to the benefit of the Company and Warrantholder and, in the case of the Warrantholder, shall be binding upon and shall inure to the benefit of the Warrantholder’s successors, assigns, representatives or agents. Parent and Merger Sub, for so long as the Merger Agreement is in effect, and Alternative Purchaser, for so long as any Alternative Purchase Agreement is in effect, are express third party beneficiaries of this Warrant Acknowledgement Agreement and no amendment, modification or waiver of this Agreement in any manner unfavorable to the Company or Parent or Merger Sub or Alternative Purchaser, as applicable, shall be valid unless it shall have been previously approved in writing by Parent, so long as the Merger Agreement is in effect, or Alternative Purchaser, for so long as any Alternative Purchase Agreement is in effect.

(b)    This Warrant Acknowledgment Agreement shall be construed in accordance with and governed by the internal laws of the State of Delaware (without giving effect to principles of conflicts of laws). Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Warrant Acknowledgment Agreement shall be brought and determined in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery shall decline to accept jurisdiction over a particular matter, in which case, in any Delaware state or federal court within the State of Delaware), and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Warrant Acknowledgment Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating hereto in any court other than the courts of the State of Delaware, as described above, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by such court. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Warrant Acknowledgment Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts of the State of Delaware, as described above, for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Warrant Acknowledgment Agreement, or the subject matter hereof, may not be enforced in or by such courts. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(c)    When a reference is made in this Warrant Acknowledgment Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. The words “include,” “includes” and “including” and words of similar import when used in this Agreement will mean “include, without limitation,” “includes, without limitation” or “including, without limitation,” unless otherwise specified. The word “or” shall not be exclusive. Each party agrees that it has been represented by counsel in connection with this Warrant Acknowledgment Agreement and that any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Warrant Acknowledgment Agreement against the drafting party has no application and is hereby expressly waived.

(d)    Whenever possible, each provision or portion of any provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(e)    The parties agree that irreparable damage would occur in the event that any of the provisions of this Warrant Acknowledgment Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each party shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the courts of the State of Delaware, this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereby further waives any requirement under any law to post security as a prerequisite to obtaining equitable relief.

(f)    Upon the Company’s request, the Warrantholder will execute and deliver such documents and take such action as is reasonably necessary to implement the purposes and objectives of this Warrant Acknowledgement Agreement.

(g)    The Warrantholder will keep the information contained herein confidential until such time as the information becomes publicly available.

8.    Termination. This Warrant Acknowledgement Agreement shall terminate and be of no further force or effect upon the one (1) year anniversary of the date hereof, unless the transactions contemplated by the Merger Agreement or an Alternative Purchase Agreement shall have been consummated prior to such time, in which case the obligations under this Warrant Acknowledgment Agreement shall continue and survive such consummation, provided that if the Merger Agreement or an Alternative Purchase Agreement shall be in effect as of the one (1) year anniversary of the date hereof but the transactions contemplated thereby have not been consummated as of such time, this Warrant Acknowledgement Agreement shall only terminate and be of no further force or effect upon the termination of the Merger Agreement or such Alternative Purchase Agreement, as applicable.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Warrant Acknowledgement Agreement to be executed as of the              day of              2017.

WARRANTHOLDER:
By:
Name:
Title:
Warrant Number:

Number of Common Shares Underlying Warrant:

ACKNOWLEDGED AND AGREED:

COMPANY:
By:
Name:
Title:

[Signature Page to Warrant Acknowledgement Agreement]

Annex B

CONFIDENTIAL

July 14, 2017

Special Committee of the Board of Directors Sevcon, Inc. 155 Northboro Road Southborough, Massachusetts 01772

Board of Directors Sevcon, Inc. 155 Northboro Road Southborough, Massachusetts 01772

Members of the Special Committee of the Board of Directors and the Board of Directors:

We understand that BorgWarner Inc. (the “Parent”), Slade Merger Sub Inc., a wholly owned subsidiary of the Parent (“Merger Sub”), and Sevcon, Inc. (the “Company”), propose to enter into an Agreement and Plan of Merger (the “Agreement”), which provides, among other things, for the merger of Merger Sub with and into the Company with the Company surviving the merger as a wholly owned subsidiary of the Parent (the “Transaction”), and that, in connection with the Transaction, each issued and outstanding share of common stock, par value $0.10 per share, of the Company (the “Company Shares”), other than (i) Company Shares owned by the Company, Parent, Merger Sub or any of their respective Subsidiaries (as defined in the Agreement) and (ii) Dissenting Shares (as defined in the Agreement) ((i) and (ii), together, “Excluded Shares”), will be cancelled and converted into the right to receive $22.00 in cash (the “Merger Consideration”). The terms and conditions of the Transaction are more fully set forth in the Agreement.

The special committee of the board of directors of the Company (such committee, the “Special Committee” and such board, the “Board”)) has requested our opinion as to whether the Merger Consideration payable to the holders of Company Shares, other than Excluded Shares, in the Transaction pursuant to the Agreement is fair, from a financial point of view, to such holders.

In arriving at our opinion set forth below, we have, among other things: (i) reviewed a draft of the Agreement dated July 13, 2017; (ii) reviewed certain publicly available business and financial information that we deemed to be generally relevant concerning the Company and the industry in which it operates, including certain publicly available research analyst reports and the reported price and historical trading activity for the Company Shares; (iii) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed generally relevant and the consideration received in such transactions; (iv) compared the financial and operating performance of the Company with publicly available information concerning certain other public companies we deemed generally relevant, including data related to public market trading levels and implied trading multiples; (v) reviewed certain internal financial and operating information with respect to the business, operations and prospects of the Company furnished to or discussed with us by the management of the Company, including certain financial forecasts relating to the Company prepared by the management of the Company (the “Forecasts”); and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion. In addition, we have held discussions with certain members of the management of the Company regarding the Transaction, the past and current business operations and financial condition and prospects of the Company, the Forecasts and certain other matters we believed necessary or appropriate to our inquiry.

In arriving at our opinion, we have, with the Special Committee’s consent, relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or

Special Committete of the Board of Directors

Board of Directors

Sevcon, Inc.

July 14, 2017

was furnished or made available to us by the Company and its associates, affiliates and advisors, or otherwise reviewed by or for us, and we have not assumed any responsibility or liability therefor. We have not conducted any valuation or appraisal of any assets or liabilities of the Company (including, without limitation, real property owned by the Company or to which the Company holds a leasehold interest), nor have any such valuations or appraisals been provided to us, and we do not express any opinion as to the value of such assets or liabilities. We have not evaluated the solvency or fair value of the Company or Parent under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. In addition, we have not assumed any obligation to conduct any physical inspection of the properties or the facilities of the Company or Parent. At the direction of the management of the Company, we have used and relied upon the Forecasts for purposes of our opinion. In relying on the Forecasts, we have assumed, at the direction of the Company, that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by the Company’s management as to the expected future results of operations and financial condition of the Company. We express no view as to the reasonableness of the Forecasts and the assumptions on which they are based.

We have assumed that the transactions contemplated by the Agreement will be consummated as contemplated in the Agreement without any waiver, amendment or delay of any term or condition, including, among other things, that the parties will comply with all material terms of the Agreement and that in connection with the receipt of all necessary governmental, regulatory or other approvals and consents required for the Transaction, no material delays, limitations, conditions or restrictions will be imposed. For purposes of rendering this opinion, we have assumed that there has not occurred any material change in the assets, financial condition, results of operations, business or prospects of the Company since the date of the most recent financial statements and other information, financial or otherwise, relating to the Company made available to us, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading. We do not express any opinion as to any tax or other consequences that may result from the Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters. We have relied as to all legal, tax and regulatory matters relevant to rendering our opinion upon the assessments made by the Company and its other advisors with respect to such issues. In arriving at our opinion, we have not taken into account any litigation, regulatory or other proceeding that is pending or may be brought against the Company or any of its affiliates. In addition, we have relied upon and assumed, without independent verification, that the final form of the Agreement will not differ in any material respect from the draft of the Agreement reviewed by us.

Our opinion is necessarily based on securities markets, economic, monetary, financial and other general business and financial conditions as they exist and can be evaluated on, and the information made available to us as of, the date hereof and the conditions and prospects, financial and otherwise, of the Company as they were reflected in the information provided to us and as they were represented to us in discussions with the management of the Company. We are expressing no opinion herein as to the price at which the Company Shares will trade at any future time. Our opinion is limited to the fairness, from a financial point of view, to the holders of the Company Shares, other than Excluded Shares, of the Merger Consideration payable to such holders in the Transaction pursuant to the Agreement and we express no opinion as to any underlying decision that the Company may make to engage in the Transaction or any alternative transaction. We do not express any opinion, nor have we been asked by the Special Committee to express any opinion, as to the relative merits of the Transaction as compared to any alternative transaction. We have not been asked to, nor do we, offer any opinion as to the terms, other than the Merger Consideration to the extent expressly set forth herein, of the Transaction, the Agreement or any other agreement entered into in connection with the Transaction.

Special Committete of the Board of Directors

Board of Directors

Sevcon, Inc.

July 14, 2017

We and our affiliates are engaged in a wide range of financial advisory and investment banking activities. In addition, in the ordinary course of their asset management, merchant banking and other business activities, our affiliates may trade in the securities of the Company, Parent and any of their respective affiliates, for their own accounts or for the accounts of their affiliates and customers, and may at any time hold a long or short position in such securities. We are acting as financial advisor to the Company with respect to the Transaction and will receive a fee from the Company for our services, a portion of which is payable upon delivery of this opinion and the remaining portion of which is contingent upon the consummation of the Transaction. In addition, the Company has agreed to reimburse certain of our expenses and indemnify us against certain liabilities that may arise out of our engagement. In the past we have provided certain financial advisory services to Parent. We and our affiliates may in the future provide financial services to the Company, Parent and/or their respective affiliates in the ordinary course of our businesses from time to time and may receive fees for the rendering of such services.

This opinion is provided for the benefit of the Special Committee and the Board in connection with and for the purpose of their evaluation of the Transaction. This opinion should not be construed as creating any fiduciary duty on our part to any party. This opinion does not constitute a recommendation to the Special Committee or the Board as to whether to approve the Transaction or a recommendation as to how any holder of Company Shares should vote or otherwise act with respect to the Transaction or any other matter. In addition, the Special Committee has not asked us to address, and this opinion does not address (i) the fairness to, or any other consideration of, the holders of any class of securities (other than holders of Company Shares and then only to the extent expressly set forth herein) or creditors or other constituencies, including the fairness to, or any other consideration of, the holders of shares of preferred stock designated as Series A preferred stock of the Company, par value $0.10 per share (“Company Preferred Shares”), or the holders of warrants to purchase Company Shares (“Company Warrants”), (ii) the fairness to the holders of Company Shares of the consideration or other payments to be paid to the holders of Company Preferred Shares and Company Warrants pursuant to the Transaction, (iii) the fairness to the holders of Company Shares of the allocation of the total consideration and other payments pursuant to the Transaction among the holders of Company Shares, Company Preferred Shares and Company Warrants or (iv) the fairness to the holders of Company Shares of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Parent or the Company, or any class of such persons, whether relative to the Merger Consideration pursuant to the Agreement or otherwise.

This opinion is given and speaks only as of the date hereof. It should be understood that subsequent developments may affect this opinion and the assumptions used in preparing it, and we do not have any obligation to update, revise, or reaffirm this opinion. This opinion has been approved by the Global Advisory Commitment Committee of Rothschild Inc.

On the basis of and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration payable to the holders of Company Shares, other than Excluded Shares, in the Transaction pursuant to the Agreement is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ Rothschild Inc.
ROTHSCHILD INC.

Annex C

SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

§ 262 Appraisal rights

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) In the event of an amendment to a corporation’s certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word “amendment” substituted for the words “merger or consolidation,” and the word “corporation” substituted for the words “constituent corporation” and/or “surviving or resulting corporation.”

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e) and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to

§251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1,000,000, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Annex D-1

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT, dated as of July 14, 2017 (this “Agreement”), is entered into by and between BorgWarner Inc., a Delaware corporation (“Parent”), and Bassi Holding S.r.l. (“Bassi”) and any other Affiliates (collectively, the “Stockholder”).

W I T N E S S E T H:

WHEREAS, Parent, Slade Merger Sub Inc., a Delaware corporation and a wholly-owned Subsidiary of Parent, and Sevcon, Inc., a Delaware corporation (the “Company”), are executing an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “Merger Agreement”). Terms that are defined in the Merger Agreement that are not defined herein are used in this Agreement as they are defined in the Merger Agreement;

WHEREAS, as a condition to Parent executing and delivering the Merger Agreement, Parent is requiring that the Stockholder enter into this Agreement to, among other things, vote (i) the shares of common stock, $0.10 par value per share, of the Company (“Company Common Stock”), owned by the Stockholder, (ii) the shares of Series A Preferred Stock, $0.10 par value per share, of the Company (“Company Preferred Stock” and together with the Company Common Stock, the “Company Stock”), (iii) all securities exchangeable, exercisable or convertible into Company Stock, and (iv) any securities issued or exchanged with respect to such Company Stock, upon any recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up or combination of the securities of the Company or upon any other change in the Company’s capital structure, in each case whether now owned or hereafter acquired by the Stockholder (collectively, clauses (i) through (iv), the “Securities”) in favor of the Charter Amendment, Merger Agreement and the Merger (to the extent such Securities are eligible to vote on such matter); and

WHEREAS, as of the date hereof, Bassi has the power to vote and dispose of 610,000 shares of Company Common Stock (the “Existing Shares”).

NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1. Certain Covenants.

1.1 Lock-Up. The Stockholder hereby covenants and agrees that between the date hereof and the Termination Date, the Stockholder will not (a) directly or indirectly, sell, transfer, assign, pledge, hypothecate, tender, encumber or otherwise dispose of or limit its right to vote the Securities, or agree to do any of the foregoing (each a “Transfer”); or (b) take any action that would make any of its representations or warranties contained herein untrue or incorrect or have the effect of preventing or materially impeding the Stockholder from performing its obligations under this Agreement. Notwithstanding the foregoing, in connection with any Transfer not involving or relating to any Acquisition Proposal, the Stockholder may Transfer any or all of the Securities to any wholly-owned Subsidiary or Affiliate of the Stockholder; provided, however, that in any such case, prior to and as a condition to the effectiveness of such Transfer, each Person to which any of such Securities or any interest in any of such Securities is Transferred shall have executed and delivered to Parent a counterpart to this Agreement pursuant to which such Person shall be bound by all of the terms and provisions of this Agreement.

1.2 No Solicitation. During the term of this Agreement, Stockholder shall not take any action that would then be prohibited by Section 5.3 of the Merger Agreement if the Stockholder were a Representative of the

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Company; provided, that Stockholder may enter into any binding definitive agreement with respect to a Superior Proposal concurrently with the Company terminating the Merger Agreement in accordance with its terms and entering into such an agreement with respect to such Superior Proposal and take any action that the Company is permitted to take under Section 5.3 of the Merger Agreement. To the extent that Section 5.3 of the Merger Agreement (or any definition used therein) is amended, modified or supplemented following the date of this Agreement in a manner adverse to the Stockholder, the Stockholder shall be bound pursuant to this Section 1.2 with respect to such Section 5.3 as it exists as of the date of this Agreement (and not as amended, modified or supplemented).

1.3 Standstill. From and after the date of this Agreement until its termination in accordance with its terms, without the prior written consent of Parent, the Stockholder shall not and shall instruct its Representatives not to: (a) in any manner, acquire, agree to acquire or make any proposal to acquire, directly or indirectly, any material amount of assets or securities of the Company (or Beneficial Ownership thereof) or any rights or options to acquire any material amount of assets or securities of the Company (or Beneficial Ownership thereof); (b) propose to enter into, directly or indirectly, any merger or business combination involving the Company or any of its subsidiaries or divisions; (c) disclose any intention, plan, or arrangement inconsistent with the foregoing; or (d) advise, assist, or encourage any other Persons in connection with any of the foregoing.

1.4 Certain Events. This Agreement and the obligations hereunder will attach to the Securities and will be binding upon any person to which legal or Beneficial Ownership of any or all of the Securities passes, whether by operation of applicable Law or otherwise, including the Stockholder’s successors or assigns. This Agreement and the obligations hereunder will also attach to any additional shares of Company Stock or other Securities of the Company issued to or acquired by the Stockholder after the date hereof.

1.5 Grant of Proxy; Voting Agreement.

(a) The Stockholder has revoked or terminated any proxies, voting agreements or similar arrangements previously given or entered into with respect to the Securities. The Stockholder hereby irrevocably appoints Parent as proxy for the Stockholder to vote the Securities entitled to vote, for the Stockholder and in the Stockholder’s name, place and stead, at any annual or special meeting, or at any adjournment thereof for the adoption of the Charter Amendment, Merger Agreement and approval of the Charter Amendment and the Merger (but only at such a meeting called for the purpose of voting with respect to the adoption of the Charter Amendment, Merger Agreement and approval of the Merger and only with respect to a proposal relating thereto) in the manner contemplated by Section 1.5(b), if, and only if, the Stockholder fails to vote (including through delivery of a proxy to vote) in the manner contemplated by Section 1.5(b) at any meeting of the stockholders not less than two Business Days prior to such meeting. The parties acknowledge and agree that neither Parent, nor Parent’s successors, assigns, subsidiaries, divisions, employees, stockholders, Representatives and Affiliates shall owe any duty, whether in law or otherwise, or incur any liability of any kind whatsoever, including without limitation, with respect to any and all claims, losses, demands, causes of action, costs, expenses (including reasonable attorney’s fees) and compensation of any kind or nature whatsoever, to the Stockholder in connection with or as a result of any voting by Parent of the Securities or any execution of any consent in the manner contemplated by Section 1.5(b). The parties acknowledge that, pursuant to the authority hereby granted under the irrevocable proxy (which proxy is coupled with an interest in the Securities), Parent may vote the Securities in furtherance of its own interests and Parent is not acting as a fiduciary for the Stockholder.

(b) The Stockholder hereby irrevocably and unconditionally covenants and agrees that, during the Voting Period (as hereinafter defined), at any meeting of the stockholders of the Company (whether annual or special), however called, or at any adjournment or postponement thereof, or in any other circumstances (including an action by written consent) upon which a vote or other approval is sought, the Stockholder shall: (i) with respect to any vote relating to the Charter Amendment, Merger Agreement, the Merger or any other matter to be approved by the stockholders of the Company to facilitate any of them, appear at such meeting or otherwise be counted as present thereat for the purpose of establishing a quorum and vote the Securities, in

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person or by proxy, in favor of the adoption of the Charter Amendment, Merger Agreement and the approval of the Merger and (ii) vote (or cause to be voted), in person or by proxy, the Securities against (A) any Acquisition Proposal, (B) any amendment of the Company’s certificate of incorporation or by-laws other than as contemplated by the Merger Agreement (including its contemplation of the Charter Amendment), and (C) any other proposal, action or transaction involving the Company or any of its Subsidiaries, which amendment or other proposal, action or transaction would reasonably be expected to in any manner impede, frustrate, prevent or nullify the Charter Amendment, Merger or the Merger Agreement (the matters described in the foregoing clauses (A) through (C) being referred to as “Competing Actions”); and (iii) not take any action by written consent to approve any Competing Action. For purposes of this Agreement, “Voting Period” means the period commencing on the date hereof and ending on the termination of this Agreement.

(c) Until the termination of this Agreement in accordance with its terms, the obligations of the Stockholder specified in this Section 1.5 shall apply whether or not the Board of Directors of the Company (or any committee thereof) has effected an Adverse Recommendation Change. Any such vote shall be cast (or consent shall be given) by the Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining whether a quorum is present.

(d) The irrevocable proxy granted pursuant to Section 1.5(a) shall not be terminated by any act of the Stockholder or by operation of law. If between the execution hereof and the Termination Date, any trust or estate holding the Securities should be terminated, or if any corporation or partnership holding the Securities should be dissolved or liquidated, or if any other such similar event or events shall occur before the Termination Date, certificates or book-entry credits representing the Securities shall be delivered by or on behalf of the Stockholder in accordance with the terms and conditions of this Agreement, and actions taken by Parent hereunder shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other similar event or events had not occurred, regardless of whether or not Parent has received notice of such death, incapacity, termination, dissolution, liquidation or other event.

1.6 Disclosure. The Stockholder hereby authorizes Parent to publish and disclose in any announcement or disclosure required by the SEC, the NASDAQ Capital Market or any other national securities exchange and, to the extent required by applicable Law, the Proxy Statement (including all documents and schedules filed with the SEC in connection therewith) and any other required filings under the Securities Act or the Exchange Act or otherwise required by Law, its identity and ownership of the Securities and the nature of its commitments, arrangements and understandings under this Agreement. Parent hereby authorizes the Stockholder to make such disclosure or filings as may be required by the SEC or NASDAQ Capital Market or any other national securities exchange or the OTC Bulletin Board.

2. Representations and Warranties of Stockholder. The Stockholder hereby represents and warrants to Parent, as of the date hereof, that:

2.1 Ownership. The Stockholder is the record and Beneficial Owner of the Securities, and the Securities constitute the Stockholder’s entire interest in the outstanding capital stock of the Company. The Securities are, and (except as otherwise permitted by this Agreement) prior to the Effective Time will be, Beneficially Owned and owned of record by the Stockholder, free and clear of any Liens, of any nature whatsoever, except for restrictions on transfer under securities Laws and except for those created by this Agreement. As of the date hereof, except for warrants to purchase Company Common Stock represented by warrant number A-3, the Stockholder does not hold any options, warrants or other rights to purchase any Securities. As of the date hereof, the Existing Shares constitute all of the shares of Company Stock Beneficially Owned or owned of record by the Stockholder. The Stockholder has and (except as otherwise expressly provided by this Agreement) will have at all times through the Effective Time sole voting power (including the right to control such vote as contemplated herein) with respect to the matters set forth in this Agreement, sole power of disposition, sole power to issue instructions with respect to the matters set forth in this Agreement, and sole power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of the

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Stockholder’s Existing Shares and with respect to all of the Securities owned by the Stockholder at all times through the Effective Time. “Beneficial Ownership” by a person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Exchange Act, as amended: provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which such Person has, at any time during the term of this Agreement, the right to acquire pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms “Beneficially Own” and “Beneficially Owned” shall have a correlative meaning.

2.2 Organization. Bassi is a Società a responsabilità limitata duly existing under the laws of the Italian Republic.

2.3 Authorization. The Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Stockholder and the consummation of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary action of the Stockholder, and no other proceedings on the part of the Stockholder are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by Parent, this Agreement constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity).

2.4 No Violation.

(a) The execution, delivery and performance of this Agreement by the Stockholder do not and will not, with or without notice or lapse of time, or both, (i) conflict with or violate the Constituent Documents of the Stockholder, (ii) conflict with or violate any Law applicable to the Stockholder or by which any property or asset of the Stockholder is bound or (iii) result in any breach or violation of, or constitute a default (or an event which with notice or lapse of time or both would become a default), or result in a right of payment or loss of a benefit under, or give rise to any right of termination, cancellation, amendment or acceleration of, any Contract to which the Stockholder is a party or otherwise, other than, in the case of clauses (ii) and (iii) hereof, any such conflict, violation, breach, default, termination, amendment, acceleration, cancellation that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on the Stockholder’s ability to satisfy its obligations under this Agreement.

(b) The execution, delivery and performance of this Agreement by the Stockholder do not and, at the time of the Closing will not, require any consent, approval, order, license, authorization or permit of, action by, filing, registration or declaration with or notification to, any Governmental Entity or any other person, except for applicable requirements of the Exchange Act and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on the Stockholder’s ability to satisfy its obligations under this Agreement.

2.5 No Proceedings. No Actions are pending, or to the knowledge of Stockholder, threatened, against Stockholder that are, individually or in the aggregate, reasonably likely to delay, prevent or have a material

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adverse effect on the Stockholder’s ability to satisfy its obligations under this Agreement and (ii) neither the Stockholder nor any of its respective officers, directors, representatives or properties is or are subject to any judgment, order, injunction, ruling or decree of any Governmental Entity that is, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on the Stockholder’s ability to satisfy its obligations under this Agreement. The Stockholder acknowledges that neither the Parent nor any Person on behalf of the Parent has not made and does not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement and the Merger Agreement.

2.6 Reliance by Parent. The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement and the representations and warranties of the Stockholder herein.

2.7 The Stockholder Has Adequate Information. The Stockholder is a sophisticated seller with respect to the Securities and has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the sale of the Securities and has independently and without reliance upon the Parent and based on such information as the Stockholder has deemed appropriate, made its own analysis and decision to enter into this Agreement.

3. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholder, as of the date hereof that:

3.1 Authorization. Parent has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of Parent, and no other proceedings on the part of Parent are necessary to authorize the execution and delivery of this Agreement.

3.2 No Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will require any consent, approval, order, license, authorization or permit of, action by, filing, registration or declaration with or notification to, any Governmental Entity or any other person, except for applicable requirements of the Exchange Act, Blue Sky Laws, the HSR Act, any applicable competition, antitrust or investment Laws, filing and recordation of appropriate merger documents as required by the DGCL and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on the Parent’s ability to satisfy its obligations under this Agreement or (b) violate, result in a default under, or conflict with contract, agreement or understanding or any applicable Law binding upon Parent, except for such violations, defaults or conflicts which are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on Parent’s ability to satisfy its obligations under this Agreement. No proceedings are pending which, if adversely determined, will, individually or in the aggregate, be reasonably likely to delay, prevent or have a material adverse effect on the Parent’s ability to satisfy its obligations under this Agreement.

4. Appraisal Rights. The Stockholder agrees not to exercise any rights of appraisal or any dissenters’ rights that the Stockholder may have (whether under applicable Law or otherwise) or could potentially have or acquire in connection with the Merger and the Charter Amendment.

5. Survival of Representations and Warranties. The representations and warranties contained herein shall survive the closing of the transactions contemplated hereby until the expiration of the applicable statute of limitations, including extensions thereof.

6. Miscellaneous.

6.1 Term. Notwithstanding any other provision of this Agreement or any other agreement, this Agreement and all obligations hereunder shall automatically terminate and cease to have any force or effect upon

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the earlier of (i) the Closing, (ii) any termination of the Merger Agreement in accordance with its terms, and (iii) the delivery of written notice of termination by the Stockholder to Parent following any Fundamental Amendment (the earliest date, the “Termination Date”). For purposes of this Agreement, “Fundamental Amendment” means the execution by the Company, Parent and Merger Sub of an amendment to, or waiver by the Company, Parent or Merger Sub of any provision of, the Merger Agreement that reduces the amount of the Per Common Share Merger Consideration or the Per Preferred Share Merger Consideration or changes the form of the Per Common Share Merger Consideration or Per Preferred Share Merger Consideration. If the Stockholder does not exercise the termination right described above within five Business Days following the date the Stockholder is notified that such Fundamental Amendment is effected, then this Agreement shall give effect to any modified terms incorporated from the Merger Agreement and, except as so modified, shall continue in full force and effect.

6.2 Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary: (a) the Stockholder makes no agreement or understanding herein in any capacity other than in the Stockholder’s capacity as a record holder and Beneficial Owner of Securities, and (b) nothing herein will be construed to limit or affect any action or inaction by the Stockholder or any Representative of the Stockholder, as applicable, serving on the Company Board or on the board of directors of any Subsidiary of the Company or as an officer of the Company or any of Subsidiary of the Company, acting in such Person’s capacity as a director or officer of the Company or any Subsidiary of the Company, and any such action shall not constitute a breach of this Agreement.

6.3 Amendment and Waiver. This Agreement may be amended by mutual agreement of the parties and may not be amended except by an instrument in writing signed by the parties hereto. Subject to applicable Law, any party hereto may (a) extend the time for the performance of any obligation or other act of the other party hereto, (b) waive any inaccuracy in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, (c) waive compliance by the other party with any agreement contained herein or (d) waive any condition to which its obligations are subject. Any such extension or waiver shall only be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by any party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

6.4 Costs and Expenses. Each party shall bear its own costs and expenses (including all legal, accounting, audit, due diligence and other out-of-pocket expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

6.5 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective representatives, successors and assigns. The obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon each party’s respective successors and assigns, which shall include successors by operation of Law, such as by merger.

6.6 Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

6.7 Assignments. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, as a whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other party, and any such assignment without such prior written consent shall be null and void; provided, however, that Stockholder may assign its rights and obligations without such prior written approval in connection with a Transfer of Securities permitted under, and effected in compliance with, the second sentence of Section 1.1. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

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6.8 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts (including by facsimile, electronic mail or other means of electronic communication), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

6.9 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile, upon written confirmation of receipt by facsimile, (b) on the first Business Day following the date of dispatch if sent utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

if to Parent, to:

BorgWarner Inc.

3850 Hamlin Road

Auburn Hills, Michigan 48326

Attention:         John J. Gasparovic

Facsimile:         (248) 754-0888

with a copy to:

Sidley Austin LLP

One South Dearborn Street

Chicago, Illinois 60603

Attention:         Brian J. Fahrney

                           Scott R. Williams

                           Christopher R. Hale

Facsimile:         (312) 853-7036

if to the Stockholder, to:

c/o Andrea Bassi

Bassi S.r.l.

Via Mensa,

3/2 S.Maria in Fabriago

Lugo (RA), Italy

Facsimile:         011-39-545-995006

6.10 Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the conflicts of laws principles of the State of Delaware or any other jurisdiction.

6.11 Further Assurances. The parties to this Agreement agree to cooperate and to execute and deliver such instruments and take such further actions as any other party to this Agreement may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

6.12 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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6.13 Submission to Jurisdiction; Service of Process. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement shall be brought and determined in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery shall decline to accept jurisdiction over a particular matter, in which case, in any Delaware state or federal court within the State of Delaware), and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating hereto in any court other than the courts of the State of Delaware, as described above, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by such court. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts of the State of Delaware, as described above, for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

6.14 Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. The words “include,” “includes” and “including” and words of similar import when used in this Agreement will mean “include, without limitation,” “includes, without limitation” or “including, without limitation,” unless otherwise specified. The word “or” shall not be exclusive. The term “parties” means Parent and Stockholder, and “party” means either of them. Each party agrees that it has been represented by counsel in connection with this Agreement and that any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is hereby expressly waived.

6.15 Relationship of Parties. Nothing contained herein shall establish any fiduciary, partnership, joint venture or similar relationship between or among the parties hereto except to the extent otherwise expressly stated herein or therein.

6.16 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

6.17 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise

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breached. Accordingly, each party shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the courts of the State of Delaware, as described in Section 6.13, this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereby further waives any requirement under any law to post security as a prerequisite to obtaining equitable relief.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

PARENT:

BorgWarner Inc.

By:	/s/ Chris Vance
Name:	Chris Vance
Title:	Vice President, Business Development
and M&A

[Signature Page to Voting Agreement]

STOCKHOLDER:

Bassi Holding S.r.l.

By:	/s/ Bruno Bassi
Name:	Bruno Bassi
Title:	President

[Signature Page to Voting Agreement]

Annex D-2

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT, dated as of July 14, 2017 (this “Agreement”), is entered into by and among BorgWarner Inc., a Delaware corporation (“Parent”), and Meson Capital LP (“MC”), Meson Constructive Capital LP (“MCC”), Ryan J. Morris (“Morris”) and any other Affiliates (collectively, the “Stockholder”).

W I T N E S S E T H:

WHEREAS, Parent, Slade Merger Sub Inc., a Delaware corporation and a wholly-owned Subsidiary of Parent, and Sevcon, Inc., a Delaware corporation (the “Company”), are executing an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “Merger Agreement”). Terms that are defined in the Merger Agreement that are not defined herein are used in this Agreement as they are defined in the Merger Agreement;

WHEREAS, as a condition to Parent executing and delivering the Merger Agreement, Parent is requiring that the Stockholder enter into this Agreement to, among other things, vote (i) the shares of common stock, $0.10 par value per share, of the Company (“Company Common Stock”), owned by the Stockholder, (ii) the shares of Series A Preferred Stock, $0.10 par value per share, of the Company (“Company Preferred Stock” and together with the Company Common Stock, the “Company Stock”), (iii) all securities exchangeable, exercisable or convertible into Company Stock, and (iv) any securities issued or exchanged with respect to such Company Stock, upon any recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up or combination of the securities of the Company or upon any other change in the Company’s capital structure, in each case whether now owned or hereafter acquired by the Stockholder (collectively, clauses (i) through (iv), the “Securities”) in favor of the Charter Amendment, Merger Agreement and the Merger (to the extent such Securities are eligible to vote on such matter); and

WHEREAS, as of the date hereof, (i) MC has the power to vote and dispose of (i) 148,271 shares of Company Common Stock and 7,699 shares of Company Preferred Stock, (ii) MCC has the power to vote and dispose of 614,000 shares of Company Common Stock, and (iii) Morris has the power to vote and dispose of 11,600 shares of Company Common Stock and 338 shares of Company Preferred Stock ((i), (ii) and (iii), collectively, the “Existing Shares”).

NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1. Certain Covenants.

1.1 Lock-Up. The Stockholder hereby covenants and agrees that between the date hereof and the Termination Date, the Stockholder will not (a) directly or indirectly, sell, transfer, assign, pledge, hypothecate, tender, encumber or otherwise dispose of or limit its right to vote the Securities, or agree to do any of the foregoing (each a “Transfer”); or (b) take any action that would make any of its representations or warranties contained herein untrue or incorrect or have the effect of preventing or materially impeding the Stockholder from performing its obligations under this Agreement. Notwithstanding the foregoing, in connection with any Transfer not involving or relating to any Acquisition Proposal, the Stockholder may Transfer any or all of the Securities to any wholly-owned Subsidiary or Affiliate of the Stockholder; provided, however, that in any such case, prior to and as a condition to the effectiveness of such Transfer, each Person to which any of such Securities or any interest in any of such Securities is Transferred shall have executed and delivered to Parent a counterpart to this Agreement pursuant to which such Person shall be bound by all of the terms and provisions of this Agreement.

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1.2 No Solicitation. During the term of this Agreement, Stockholder shall not take any action that would then be prohibited by Section 5.3 of the Merger Agreement if the Stockholder were a Representative of the Company; provided, that Stockholder may enter into any binding definitive agreement with respect to a Superior Proposal concurrently with the Company terminating the Merger Agreement in accordance with its terms and entering into such an agreement with respect to such Superior Proposal and take any action that the Company is permitted to take under Section 5.3 of the Merger Agreement. To the extent that Section 5.3 of the Merger Agreement (or any definition used therein) is amended, modified or supplemented following the date of this Agreement in a manner adverse to the Stockholder, the Stockholder shall be bound pursuant to this Section 1.2 with respect to such Section 5.3 as it exists as of the date of this Agreement (and not as amended, modified or supplemented).

1.3 Standstill. From and after the date of this Agreement until its termination in accordance with its terms, without the prior written consent of Parent, the Stockholder shall not and shall instruct its Representatives not to: (a) in any manner, acquire, agree to acquire or make any proposal to acquire, directly or indirectly, any material amount of assets or securities of the Company (or Beneficial Ownership thereof) or any rights or options to acquire any material amount of assets or securities of the Company (or Beneficial Ownership thereof); (b) propose to enter into, directly or indirectly, any merger or business combination involving the Company or any of its subsidiaries or divisions; (c) disclose any intention, plan, or arrangement inconsistent with the foregoing; or (d) advise, assist, or encourage any other Persons in connection with any of the foregoing.

1.4 Certain Events. This Agreement and the obligations hereunder will attach to the Securities and will be binding upon any person to which legal or Beneficial Ownership of any or all of the Securities passes, whether by operation of applicable Law or otherwise, including the Stockholder’s successors or assigns. This Agreement and the obligations hereunder will also attach to any additional shares of Company Stock or other Securities of the Company issued to or acquired by the Stockholder after the date hereof.

1.5 Grant of Proxy; Voting Agreement.

(a) The Stockholder has revoked or terminated any proxies, voting agreements or similar arrangements previously given or entered into with respect to the Securities. The Stockholder hereby irrevocably appoints Parent as proxy for the Stockholder to vote the Securities entitled to vote, for the Stockholder and in the Stockholder’s name, place and stead, at any annual or special meeting, or at any adjournment thereof for the adoption of the Charter Amendment, Merger Agreement and approval of the Charter Amendment and the Merger (but only at such a meeting called for the purpose of voting with respect to the adoption of the Charter Amendment, Merger Agreement and approval of the Merger and only with respect to a proposal relating thereto) in the manner contemplated by Section 1.5(b), if, and only if, the Stockholder fails to vote (including through delivery of a proxy to vote) in the manner contemplated by Section 1.5(b) at any meeting of the stockholders not less than two Business Days prior to such meeting. The parties acknowledge and agree that neither Parent, nor Parent’s successors, assigns, subsidiaries, divisions, employees, stockholders, Representatives and Affiliates shall owe any duty, whether in law or otherwise, or incur any liability of any kind whatsoever, including without limitation, with respect to any and all claims, losses, demands, causes of action, costs, expenses (including reasonable attorney’s fees) and compensation of any kind or nature whatsoever, to the Stockholder in connection with or as a result of any voting by Parent of the Securities or any execution of any consent in the manner contemplated by Section 1.5(b). The parties acknowledge that, pursuant to the authority hereby granted under the irrevocable proxy (which proxy is coupled with an interest in the Securities), Parent may vote the Securities in furtherance of its own interests and Parent is not acting as a fiduciary for the Stockholder.

(b) The Stockholder hereby irrevocably and unconditionally covenants and agrees that, during the Voting Period (as hereinafter defined), at any meeting of the stockholders of the Company (whether annual or special), however called, or at any adjournment or postponement thereof, or in any other circumstances (including an action by written consent) upon which a vote or other approval is sought, the Stockholder shall: (i) with respect to any vote relating to the Charter Amendment, Merger Agreement, the Merger or any other

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matter to be approved by the stockholders of the Company to facilitate any of them, appear at such meeting or otherwise be counted as present thereat for the purpose of establishing a quorum and vote the Securities, in person or by proxy, in favor of the adoption of the Charter Amendment, Merger Agreement and the approval of the Merger and (ii) vote (or cause to be voted), in person or by proxy, the Securities against (A) any Acquisition Proposal, (B) any amendment of the Company’s certificate of incorporation or by-laws other than as contemplated by the Merger Agreement (including its contemplation of the Charter Amendment), and (C) any other proposal, action or transaction involving the Company or any of its Subsidiaries, which amendment or other proposal, action or transaction would reasonably be expected to in any manner impede, frustrate, prevent or nullify the Charter Amendment, Merger or the Merger Agreement (the matters described in the foregoing clauses (A) through (C) being referred to as “Competing Actions”); and (iii) not take any action by written consent to approve any Competing Action. For purposes of this Agreement, “Voting Period” means the period commencing on the date hereof and ending on the termination of this Agreement.

(c) Until the termination of this Agreement in accordance with its terms, the obligations of the Stockholder specified in this Section 1.5 shall apply whether or not the Board of Directors of the Company (or any committee thereof) has effected an Adverse Recommendation Change. Any such vote shall be cast (or consent shall be given) by the Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining whether a quorum is present.

(d) The irrevocable proxy granted pursuant to Section 1.5(a) shall not be terminated by any act of the Stockholder or by operation of law. If between the execution hereof and the Termination Date, any trust or estate holding the Securities should be terminated, or if any corporation or partnership holding the Securities should be dissolved or liquidated, or if any other such similar event or events shall occur before the Termination Date, certificates or book-entry credits representing the Securities shall be delivered by or on behalf of the Stockholder in accordance with the terms and conditions of this Agreement, and actions taken by Parent hereunder shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other similar event or events had not occurred, regardless of whether or not Parent has received notice of such death, incapacity, termination, dissolution, liquidation or other event.

1.6 Disclosure. The Stockholder hereby authorizes Parent to publish and disclose in any announcement or disclosure required by the SEC, the NASDAQ Capital Market or any other national securities exchange and, to the extent required by applicable Law, the Proxy Statement (including all documents and schedules filed with the SEC in connection therewith) and any other required filings under the Securities Act or the Exchange Act or otherwise required by Law, its identity and ownership of the Securities and the nature of its commitments, arrangements and understandings under this Agreement. Parent hereby authorizes the Stockholder to make such disclosure or filings as may be required by the SEC or NASDAQ Capital Market or any other national securities exchange or the OTC Bulletin Board.

2. Representations and Warranties of Stockholder. The Stockholder hereby represents and warrants to Parent, as of the date hereof, that:

2.1 Ownership. The Stockholder is the record and Beneficial Owner of the Securities, and the Securities constitute the Stockholder’s entire interest in the outstanding capital stock of the Company. The Securities are, and (except as otherwise permitted by this Agreement) prior to the Effective Time will be, Beneficially Owned and owned of record by the Stockholder, free and clear of any Liens, of any nature whatsoever, except for restrictions on transfer under securities Laws and except for those created by this Agreement. As of the date hereof, except for warrants to purchase Company Common Stock represented by warrant numbers A-1 and A-2, the Stockholder does not hold any options, warrants or other rights to purchase any Securities. As of the date hereof, the Existing Shares constitute all of the shares of Company Stock Beneficially Owned or owned of record by the Stockholder. The Stockholder has and (except as otherwise expressly provided by this Agreement) will have at all times through the Effective Time sole voting power (including the right to control such vote as contemplated herein) with respect to the matters set forth in this

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Agreement, sole power of disposition, sole power to issue instructions with respect to the matters set forth in this Agreement, and sole power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of the Stockholder’s Existing Shares and with respect to all of the Securities owned by the Stockholder at all times through the Effective Time. “Beneficial Ownership” by a person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Exchange Act, as amended: provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which such Person has, at any time during the term of this Agreement, the right to acquire pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms “Beneficially Own” and “Beneficially Owned” shall have a correlative meaning.

2.2 Organization. MC is a limited partnership duly existing under the laws of the State of New York. MCC is a limited partnership duly existing under the laws of the State of Delaware.

2.3 Authorization. The Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Stockholder and the consummation of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary action of the Stockholder, and no other proceedings on the part of the Stockholder are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by Parent, this Agreement constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity).

2.4 No Violation.

(a) The execution, delivery and performance of this Agreement by the Stockholder do not and will not, with or without notice or lapse of time, or both, (i) conflict with or violate the Constituent Documents of the Stockholder, (ii) conflict with or violate any Law applicable to the Stockholder or by which any property or asset of the Stockholder is bound or (iii) result in any breach or violation of, or constitute a default (or an event which with notice or lapse of time or both would become a default), or result in a right of payment or loss of a benefit under, or give rise to any right of termination, cancellation, amendment or acceleration of, any Contract to which the Stockholder is a party or otherwise, other than, in the case of clauses (ii) and (iii) hereof, any such conflict, violation, breach, default, termination, amendment, acceleration, cancellation that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on the Stockholder’s ability to satisfy its obligations under this Agreement.

(b) The execution, delivery and performance of this Agreement by the Stockholder do not and, at the time of the Closing will not, require any consent, approval, order, license, authorization or permit of, action by, filing, registration or declaration with or notification to, any Governmental Entity or any other person, except for applicable requirements of the Exchange Act and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on the Stockholder’s ability to satisfy its obligations under this Agreement.

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2.5 No Proceedings. No Actions are pending, or to the knowledge of Stockholder, threatened, against Stockholder that are, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on the Stockholder’s ability to satisfy its obligations under this Agreement and (ii) neither the Stockholder nor any of its respective officers, directors, representatives or properties is or are subject to any judgment, order, injunction, ruling or decree of any Governmental Entity that is, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on the Stockholder’s ability to satisfy its obligations under this Agreement. The Stockholder acknowledges that neither the Parent nor any Person on behalf of the Parent has not made and does not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement and the Merger Agreement.

2.6 Reliance by Parent. The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement and the representations and warranties of the Stockholder herein.

2.7 The Stockholder Has Adequate Information. The Stockholder is a sophisticated seller with respect to the Securities and has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the sale of the Securities and has independently and without reliance upon the Parent and based on such information as the Stockholder has deemed appropriate, made its own analysis and decision to enter into this Agreement.

3. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholder, as of the date hereof that:

3.1 Authorization. Parent has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of Parent, and no other proceedings on the part of Parent are necessary to authorize the execution and delivery of this Agreement.

3.2 No Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will require any consent, approval, order, license, authorization or permit of, action by, filing, registration or declaration with or notification to, any Governmental Entity or any other person, except for applicable requirements of the Exchange Act, Blue Sky Laws, the HSR Act, any applicable competition, antitrust or investment Laws, filing and recordation of appropriate merger documents as required by the DGCL and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on the Parent’s ability to satisfy its obligations under this Agreement or (b) violate, result in a default under, or conflict with contract, agreement or understanding or any applicable Law binding upon Parent, except for such violations, defaults or conflicts which are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on Parent’s ability to satisfy its obligations under this Agreement. No proceedings are pending which, if adversely determined, will, individually or in the aggregate, be reasonably likely to delay, prevent or have a material adverse effect on the Parent’s ability to satisfy its obligations under this Agreement.

4. Appraisal Rights. The Stockholder agrees not to exercise any rights of appraisal or any dissenters’ rights that the Stockholder may have (whether under applicable Law or otherwise) or could potentially have or acquire in connection with the Merger and the Charter Amendment.

5. Survival of Representations and Warranties. The representations and warranties contained herein shall survive the closing of the transactions contemplated hereby until the expiration of the applicable statute of limitations, including extensions thereof.

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6. Miscellaneous.

6.1 Term. Notwithstanding any other provision of this Agreement or any other agreement, this Agreement and all obligations hereunder shall automatically terminate and cease to have any force or effect upon the earlier of (i) the Closing, (ii) any termination of the Merger Agreement in accordance with its terms, and (iii) the delivery of written notice of termination by the Stockholder to Parent following any Fundamental Amendment (the earliest date, the “Termination Date”). For purposes of this Agreement, “Fundamental Amendment” means the execution by the Company, Parent and Merger Sub of an amendment to, or waiver by the Company, Parent or Merger Sub of any provision of, the Merger Agreement that reduces the amount of the Per Common Share Merger Consideration or the Per Preferred Share Merger Consideration or changes the form of the Per Common Share Merger Consideration or Per Preferred Share Merger Consideration. If the Stockholder does not exercise the termination right described above within five Business Days following the date the Stockholder is notified that such Fundamental Amendment is effected, then this Agreement shall give effect to any modified terms incorporated from the Merger Agreement and, except as so modified, shall continue in full force and effect.

6.2 Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary: (a) the Stockholder makes no agreement or understanding herein in any capacity other than in the Stockholder’s capacity as a record holder and Beneficial Owner of Securities, and (b) nothing herein will be construed to limit or affect any action or inaction by the Stockholder or any Representative of the Stockholder, as applicable, serving on the Company Board or on the board of directors of any Subsidiary of the Company or as an officer of the Company or any of Subsidiary of the Company, acting in such Person’s capacity as a director or officer of the Company or any Subsidiary of the Company, and any such action shall not constitute a breach of this Agreement.

6.3 Amendment and Waiver. This Agreement may be amended by mutual agreement of the parties and may not be amended except by an instrument in writing signed by the parties hereto. Subject to applicable Law, any party hereto may (a) extend the time for the performance of any obligation or other act of the other party hereto, (b) waive any inaccuracy in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, (c) waive compliance by the other party with any agreement contained herein or (d) waive any condition to which its obligations are subject. Any such extension or waiver shall only be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by any party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

6.4 Costs and Expenses. Each party shall bear its own costs and expenses (including all legal, accounting, audit, due diligence and other out-of-pocket expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

6.5 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective representatives, successors and assigns. The obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon each party’s respective successors and assigns, which shall include successors by operation of Law, such as by merger.

6.6 Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

6.7 Assignments. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, as a whole or in part, by operation of law or otherwise, by any party

D-2-6

without the prior written consent of the other party, and any such assignment without such prior written consent shall be null and void; provided, however, that Stockholder may assign its rights and obligations without such prior written approval in connection with a Transfer of Securities permitted under, and effected in compliance with, the second sentence of Section 1.1. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

6.8 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts (including by facsimile, electronic mail or other means of electronic communication), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

6.9 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile, upon written confirmation of receipt by facsimile, (b) on the first Business Day following the date of dispatch if sent utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

if to Parent, to:

BorgWarner Inc.

3850 Hamlin Road

Auburn Hills, Michigan 48326

Attention:         John J. Gasparovic

Facsimile:         (248) 754-0888

with a copy to:

Sidley Austin LLP

One South Dearborn Street

Chicago, Illinois 60603

Attention:         Brian J. Fahrney

Scott R. Williams

Christopher R. Hale

Facsimile:        (312) 853-7036

if to the Stockholder, to:

c/o Meson Capital Partners LLC

One Sansome Street, Suite 1895

San Francisco, California 94104

Attention:         Ryan J. Morris

6.10 Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the conflicts of laws principles of the State of Delaware or any other jurisdiction.

6.11 Further Assurances. The parties to this Agreement agree to cooperate and to execute and deliver such instruments and take such further actions as any other party to this Agreement may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

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6.12 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.13 Submission to Jurisdiction; Service of Process. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement shall be brought and determined in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery shall decline to accept jurisdiction over a particular matter, in which case, in any Delaware state or federal court within the State of Delaware), and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating hereto in any court other than the courts of the State of Delaware, as described above, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by such court. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts of the State of Delaware, as described above, for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

6.14 Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. The words “include,” “includes” and “including” and words of similar import when used in this Agreement will mean “include, without limitation,” “includes, without limitation” or “including, without limitation,” unless otherwise specified. The word “or” shall not be exclusive. The term “parties” means Parent and Stockholder, and “party” means either of them. Each party agrees that it has been represented by counsel in connection with this Agreement and that any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is hereby expressly waived.

6.15 Relationship of Parties. Nothing contained herein shall establish any fiduciary, partnership, joint venture or similar relationship between or among the parties hereto except to the extent otherwise expressly stated herein or therein.

6.16 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent

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of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

6.17 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each party shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the courts of the State of Delaware, as described in Section 6.13, this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereby further waives any requirement under any law to post security as a prerequisite to obtaining equitable relief.

[The rest of this page has intentionally been left blank.]

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

PARENT:

BorgWarner Inc.

By:	/s/ Chris Vance
Name:	Chris Vance
Title:	Vice President, Business Development and M&A

[Signature Page to Voting Agreement]

STOCKHOLDER:

Meson Capital LP

By: Meson Capital Partners LLC, its General Partner

By:	/s/ Ryan J. Morris
Name:	Ryan J. Morris
Title:	Managing Member

Meson Constructive Capital LP

By: Meson Capital Partners LLC, its General Partner

By:	/s/ Ryan J. Morris
Name:	Ryan J. Morris
Title:	Managing Member

/s/ Ryan J. Morris
Ryan J. Morris

[Signature Page to Voting Agreement]

SPECIAL MEETING OF STOCKHOLDERS OF

SEVCON, INC.

September 22, 2017

COMMON STOCKHOLDERS

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at - http://www.astproxyportal.com/ast/08214

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

∎      00030303030000001000 5

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

				FOR	AGAINST	ABSTAIN
SEVCON, INC. COMMON STOCKHOLDERS		1.	Approval and adoption of the Agreement and Plan of Merger dated July 14, 2017, by and among Sevcon, Inc., BorgWarner Inc., and Slade Merger Sub Inc., as it may be amended from time to time (the “merger agreement”).	☐	☐	☐

		2.	Approval and adoption of the amendment to Sevcon, Inc.’s Amended and Restated Certificate of Incorporation to provide that the holders of Series A Convertible Preferred Stock will be entitled to receive the consideration therefor provided In the merger agreement.	☐	☐	☐

		3.	Approval of one or more adjournments of the special meeting to solicit additional proxies if there are insufficient votes to approve Proposal 1 and/or Proposal 2 at the time of the special meeting.	☐	☐	☐

		4.	Approval, by non-binding, advisory vote, of compensation payable to certain executive officers of Sevcon, Inc. in connection with the merger contemplated by the merger agreement.

This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4.

			MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. when shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. lf the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. lf signer is a partnership, please sign in partnership name by authorized person.

∎	∎

☐ ⬛

SEVCON, lNC.

Proxy for Special Meeting of Stockholders on September 22, 2017

Solicited on Behalf of the Board of Directors

COMMON STOCKHOLDERS

The undersigned hereby appoints David R. A. Steadman, Paul N. Farquhar and Matthew C. Dallett, and each of them with power to act alone and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided herein, all the shares of common stock of Sevcon, lnc. that the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Stockholders of the Company to be held September 22, 2017, or any adjournment or postponement thereof, with all powers that the undersigned would possess if present at such Meeting. The undersigned hereby revokes any earlier proxy given with respect to such shares.

(Continued and to be signed on the reverse side.)

⬛ 1.1	14475 ⬛

SPECIAL MEETING OF STOCKHOLDERS OF

SEVCON, INC.

September 22, 2017

SERIES A CONVERTIBLE PREFERRED STOCKHOLDERS

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at - http://www.astproxyportal.com/ast/08214

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

∎      00030000000000001000  3

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

				FOR	AGAINST	ABSTAIN
SEVCON, INC. SERIES A CONVERTIBLE PREFERRED STOCKHOLDERS		2.	Approval and adoption of the amendment to Sevcon, lnc.’s Amended and Restated Certificate of Incorporation to provide that the holders of Series A Convertible Preferred Stock will be entitled to receive the consideration therefor provided in the Agreement and Plan of Merger dated July 14, 2017, by and among Sevcon, lnc., BorgWarner Inc., and Slade Merger Sub Inc., as it may be amended from time to time.	☐	☐	☐

This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 2.

			MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. when shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. lf the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

∎	∎

☐ ⬛

SEVCON, lNC.

Proxy for Special Meeting of Stockholders on September 22, 2017

Solicited on Behalf of the Board of Directors

SERIES A CONVERTIBLE PREFERRED STOCKHOLDERS

The undersigned hereby appoints David R. A. Steadman, Paul N. Farquhar and Matthew C. Dallett, and each of them with power to act alone and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided herein, all the shares of Series A Convertible Preferred Stock of Sevcon, lnc. that the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Stockholders of the Company to be held September 22, 2017, or any adjournment or postponement thereof, with all powers that the undersigned would possess if present at such Meeting. The undersigned hereby revokes any earlier proxy given with respect to such shares.

(Continued and to be signed on the reverse side.)

⬛ 1.1	14475 ⬛